UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

EMAGIN CORPORATION

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Stockholders:
You are cordially invited to attend a special meeting of stockholders of eMagin Corporation, a Delaware corporation (“eMagin” or the “Company”), which will be held virtually on August 31, 2023 at 9:00 am, Eastern time (including any adjournments or postponements thereof, the “Special Meeting”). Stockholders will be able to attend the Special Meeting by registering online at https://www.cstproxy.com/emagin/sm2023 and using the control number included in your proxy materials. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in the accompanying proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
At the Special Meeting, you will be asked to consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of May 17, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Samsung Display Co., Ltd., a Korean corporation (“Parent”), Emerald Intermediate, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Silk USA”), and Emerald Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Silk USA (“Merger Sub”), which provides for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Silk USA (the “Merger”) on the terms and conditions set forth in the Merger Agreement.
If the Merger is completed, (i) you will be entitled to receive $2.08 in cash, without interest and less any applicable withholding taxes (the “Per Share Merger Price”), for each share of common stock, par value $0.001 per share (“Company common stock” or “eMagin common stock”), of the Company that you own as of immediately prior to the effective time of the Merger (the “Effective Time”), unless you seek and perfect your statutory appraisal rights under Delaware law and (ii) you will be entitled to the right to receive cash, without interest and less any applicable withholding taxes, in an amount equal to (x) the total number of shares of Company common stock issuable upon conversion of such shares of the preferred stock, par value $0.001 per share, of the Company designated as “Series B Convertible Preferred Stock” (the “Company Series B Convertible Preferred Stock”, or “eMagin Series B Convertible Preferred Stock”) in accordance with the Company’s restated certificate of incorporation (the “Company Certificate of Incorporation”) and Certificate of Designations of Series B Convertible Preferred Stock, as amended by Certificate of Amendment to the Certificate of Designations of Series B Convertible Preferred Stock (the “Certificate of Designations of Series B Convertible Preferred Stock”) that you own as of immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price, payable to you upon surrender of such shares of Company Series B Convertible Preferred Stock in the manner provided in the Merger Agreement, unless you seek and perfect your statutory appraisal rights under Delaware law (with (i) and (ii), collectively, the “Merger Consideration”).
After careful consideration, the members of eMagin’s board of directors (the “eMagin Board” or the “Company Board”) unanimously: (1) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger; (2) determined that the Merger and the other transactions contemplated by the Merger Agreement are in the best interests of the Company and its stockholders; (3) authorized and approved the execution, delivery and performance of the Merger Agreement and the Merger on the terms and subject to the conditions set forth therein; (4) resolved to recommend, and thereby recommended, that the Company’s stockholders adopt the Merger Agreement in accordance with the Delaware General Corporation Law, as amended; and (5) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption at the Special Meeting. Accordingly, the eMagin Board recommends a vote “FOR” the proposal to adopt the Merger Agreement, “FOR” a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger and “FOR” the proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Company Board Recommendation”).

The proxy statement accompanying this letter provides you with more specific information concerning the Special Meeting, the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.
Your vote is important, regardless of the number of shares of Company common stock and/or Company Series B Convertible Preferred Stock you own. The Merger cannot be completed unless the Merger Agreement is adopted by (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock ((A) and (B) collectively, “Company Stockholder Approval”). Each share of eMagin common stock is entitled to one vote on each matter presented for vote at the Special Meeting Each share of eMagin Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of Company common stock issuable upon conversion of the eMagin Series B Convertible Preferred Stock. In connection with the execution of the Merger Agreement, Stillwater Holdings LLC, MDAS 2012 Children’s Trust and Ginola Limited (collectively, “Supporting Stockholders”) entered into a support agreement with Parent (“Support Agreement”) which obligates Supporting Stockholders to, among other things, vote an aggregate of 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock (“Subject Shares”), in favor of the approval and the adoption of the Merger Agreement. The Subject Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock, which are sufficient to constitute an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock. Whether or not you plan to attend the Special Meeting virtually, to ensure your representation at the Special Meeting, we urge you to vote via the Internet at https://www.cstproxy.com/emagin/sm2023 or by telephone at 1 (866) 894-0536 by following the instructions on the physical proxy card you received in the mail and which are also provided on that website; or, by signing, voting and returning the enclosed proxy card by mail in the prepaid reply envelope. If you attend the Special Meeting, you may vote electronically at the meeting even if you have previously returned your proxy card or have voted via the Internet or by telephone and your electronic vote at the Special Meeting will revoke any proxy that you have previously submitted.
If you are a beneficial owner of shares of eMagin common stock held in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided to you by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.

If you have any questions or need assistance voting your shares, please contact eMagin’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders May Call:
1 (877) 717-3930 (TOLL-FREE from the U.S. and Canada)
or
+1 (412) 232-3651 (From other countries)
On behalf of the eMagin Board, I thank you for your ongoing support and appreciate your consideration of these matters.
Very truly yours,
/s/ Jill J. Wittels
Jill J. Wittels
Chair of the Board of Directors
The accompanying proxy statement is dated July 20, 2023 and the form of proxy is first being mailed to holders of eMagin common stock and eMagin Series B Convertible Preferred Stock on or about July 20, 2023.

700 South Drive, Suite 201
Hopewell Junction, NY 12533
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 am, Eastern time, on Thursday, August 31, 2023
To the stockholders of eMagin Corporation:
Notice is hereby given that a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of eMagin Corporation, a Delaware corporation (the “Company” or “eMagin”), will be held virtually on Thursday, August 31, 2023, at 9:00 am, Eastern time, for the following purposes:
1.
To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of May 17, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Samsung Display Co., Ltd., a Korean corporation (“Parent”), Emerald Intermediate, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Silk USA”), and Emerald Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Silk USA (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation of the merger as a wholly owned subsidiary of Parent (the “Merger”) (the “Merger Proposal”);

2.
To consider and vote on the proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”); and

3.
To consider and vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Only holders of shares of the common stock, par value $0.001 per share (the “Company common stock” or “eMagin common stock”), of the Company, and shares of the preferred stock, par value $0.001 per share, of the Company designated as “Series B Convertible Preferred Stock” (the “Company Series B Convertible Preferred Stock” or “eMagin Series B Convertible Preferred Stock”) of the Company, as of the close of business on July 20, 2023, are entitled to notice of, and to vote at, the Special Meeting. The Merger cannot be completed unless the Merger Agreement is adopted by (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock ((A) and (B) collectively, “Company Stockholder Approval”). The Compensation Proposal and the Adjournment Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis. Each share of eMagin common stock is entitled to one vote on each matter presented for vote at the Special Meeting. Each share of eMagin Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of eMagin common stock issuable upon conversion of the eMagin Series B Convertible Preferred Stock. In connection with the execution of the Merger Agreement, Stillwater Holdings LLC, MDAS 2012 Children’s Trust and Ginola Limited (collectively, “Supporting Stockholders”) entered into a support agreement with Parent (“Support Agreement”) which obligates Supporting Stockholders to, among other things, vote an aggregate of 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock (“Subject Shares”), in favor of the approval and the adoption of the Merger Agreement. The Subject

Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock, which are sufficient to constitute an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock. The Company will use a virtual meeting format to facilitate stockholder attendance and participation by leveraging technology to communicate more effectively and efficiently with stockholders. This format empowers stockholders to participate fully from any location around the world, at no cost.
All stockholders are cordially invited to attend the Special Meeting. Similar to annual stockholder meetings, the Company is pleased to conduct the Special Meeting solely online via the Internet through a live webcast and online stockholder tools. Stockholders will be able to attend the Special Meeting by registering online at https://www.cstproxy.com/emagin/sm2023 and using the control number included in your proxy materials. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
The Board of Directors of the Company recommends that stockholders vote “FOR” the Merger Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.
Under Delaware law, eMagin stockholders who do not vote in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the fair value of their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock as determined by the Delaware Court of Chancery if the Merger is completed, but only if such stockholder submits a written demand for appraisal prior to the vote on the Merger Agreement and complies with the other Delaware law procedures for exercising statutory appraisal rights, which are summarized in the section titled “Appraisal Rights” in the accompanying proxy statement. A copy of Section 262, which details the applicable Delaware appraisal statute, may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Whether or not you plan to attend the Special Meeting virtually, to ensure your representation at the Special Meeting, we urge you to vote via the Internet at https://www.cstproxy.com/emagin/sm2023 or by telephone at 1 (866) 894-0536 by following the instructions on the physical proxy card you received in the mail and which are also provided on that website; or by signing, voting and returning the enclosed proxy card by mail in the prepaid reply envelope. If you attend the Special Meeting, you may vote electronically at the meeting even if you have previously returned your proxy card or have voted via the Internet or by telephone and your electronic vote at the Special Meeting will revoke any proxy that you have previously submitted.
If you are a beneficial owner of shares of eMagin common stock held in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided to you by your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the Merger Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.
By order of the Board of Directors
/s/ Andrew G. Sculley
Andrew G. Sculley
Chief Executive Officer
Hopewell Junction, NY
July 20, 2023

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Special Meeting virtually, please submit your proxy as soon as possible, whether over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.
If you hold your shares of eMagin common stock in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form provided to you by your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
If you are a holder of Company common stock or Company Series B Convertible Preferred Stock of record, voting electronically at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” in order to vote virtually at the Special Meeting.
If you fail to return your proxy card, grant your proxy electronically over the Internet or by telephone or vote by virtual ballot in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. However, it will have no effect to any other proposals.
You should carefully read and consider the entire proxy statement and the accompanying annexes, including the Merger Agreement attached as Annex A, along with all of the documents incorporated by reference in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. If you have any questions concerning the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, the Special Meeting or this proxy statement, would like additional copies of this proxy statement, or need help submitting a proxy to have your shares of eMagin common stock and Company Series B Convertible Preferred Stock voted, please contact eMagin’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders May Call:
1 (877) 717-3930 (TOLL-FREE from the U.S. and Canada)
or
+1 (412) 232-3651 (From other countries)

i

ii

iii

SUMMARY
This summary highlights selected information in this proxy statement and may not contain all of the information about the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement that are important to you. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the Special Meeting. You may obtain, without charge, copies of any of the documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions under the section of this proxy statement titled “Where You Can Find Additional Information.”
In this proxy statement: (1) the terms “we,” “us,” “our,” the “Company” and “eMagin” refer to eMagin Corporation; (2) the term “Parent” refers to Samsung Display Co., Ltd.; (3) the term “Silk USA” refers to Emerald Intermediate, Inc.; (4) the term “Merger Sub” refers to Emerald Merger Sub, Inc.; (5) the term “Merger Agreement” refers to the Agreement and Plan of Merger, dated as of May 17, 2023, by and among the Company, Parent, Silk USA and Merger Sub, as the same may be amended, supplemented or otherwise modified from time to time; (6) the term “Merger” refers to the merger of Merger Sub with and into eMagin, with eMagin continuing as the surviving corporation and as a wholly owned subsidiary of Silk USA as described in the Merger Agreement; (7) the term “Company common stock” refers to shares of common stock, par value $0.001 per share, of the Company; (8) the term “Company Series B Convertible Preferred Stock” refers to shares of the preferred stock, par value $0.001 per share, of the Company designated as “Series B Convertible Preferred Stock”; and (9) the term “Special Meeting” refers to the special meeting of eMagin stockholders described in this proxy statement, including any adjournments or postponements thereof.
The Parties (page 24)
eMagin Corporation
eMagin designs, develops, manufactures and markets organic light emitting diode, or OLED miniature displays, which eMagin refers to as OLED-on-silicon microdisplays, virtual imaging products that utilize OLED microdisplays, and related products. eMagin also performs research in the OLED field. eMagin is one of the leading U.S. producers of OLED microdisplays and manufactures its products at its facility located in the Hudson Valley of New York State.
eMagin’s common stock trades on the NYSE American under the symbol “EMAN”. Its principal executive office is located at 700 South Drive, Suite 201, Hopewell Junction, NY 12533. Its telephone number is (845) 838-7900, and its Internet address is http://www.emagin.com. Information on eMagin’s website is not incorporated by reference into or otherwise part of this proxy statement. Additional information about eMagin is contained in our public filings. See the section of this proxy statement titled “Where You Can Find Additional Information.”
Samsung Display Co., Ltd.
Samsung Display Co., Ltd. is a global leader of cutting-edge display solutions. Parent diversifies display applications not only for smartphones, TVs, laptops, and monitors but also for smartwatches, game consoles and automotive applications, and has close partnerships with a variety of global manufacturers. Parent is leading the foldable display market based on its innovative technology, enabling the world’s first mass-production of OLED and Quantum Dot-OLED, and endeavors to develop next-generation technology such as slidable, rollable, and stretchable displays to provide new experiences and possibilities to consumers. Parent prioritizes environmental and social values throughout the entire process of product manufacturing.
Parent’s principal executive office is located at 1 Samsung-Ro, Giheung-Gu, Yong-In City, Gyeonggi-Do, Korea 17113, its telephone number is +82-31-5181-1114 and its Internet website address is https://www.samsungdisplay.com/eng/index.jsp. The information provided on or accessible through Parent’s website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to Parent's website provided in this proxy statement.
Emerald Intermediate, Inc.
Emerald Intermediate, Inc., a wholly-owned subsidiary of Parent, is a Delaware corporation that was formed on May 9, 2023 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger.

Silk USA’s principal executive office is located at 3655 N 1st St, San Jose, CA 95134, and its telephone number is +82-31-5181-1114.
Emerald Merger Sub, Inc.
Emerald Merger Sub, Inc., a wholly-owned subsidiary of Silk USA, is a Delaware corporation that was formed on May 9, 2023 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will be merged with and into eMagin, with eMagin surviving the Merger as a wholly-owned subsidiary of Silk USA.
Merger Sub’s principal executive office is located at 3655 N 1st St, San Jose, CA 95134, and its telephone number is +82-31-5181-1114.
The Merger (page 36)
The Company, Parent, Silk USA and Merger Sub entered into the Merger Agreement on May 17, 2023. A copy of the Merger Agreement is included as Annex A to this proxy statement. On the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue as the surviving corporation of the Merger as a wholly owned subsidiary of Silk USA. From time to time in this proxy statement, we refer to the Company as it will exist after the completion of the Merger as the “Surviving Corporation.”
The Special Meeting (page 26)
Date, Time and Place
The Special Meeting will be held virtually on Thursday, August 31, 2023, at 9:00 am, Eastern time. At the Special Meeting, holders of eMagin common stock and eMagin Series B Convertible Preferred Stock will be asked to, among other things, vote for the adoption of the Merger Agreement. All stockholders are cordially invited to attend the Special Meeting. eMagin is conducting the Special Meeting solely online via the Internet through a live webcast and online stockholder tools. Stockholders will be able to attend the Special Meeting by registering online at https://www.cstproxy.com/emagin/sm2023 and using the control number included in your proxy materials. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
Record Date and Stockholders Entitled to Vote
Only holders of eMagin common stock and eMagin Series B Convertible Preferred Stock of record as of the close of business on July 20, 2023, the record date for the Special Meeting, are entitled to receive notice of and to vote the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock they held on the record date at the Special Meeting. As of the close of business on the record date, there were 83,187,916 shares of Company common stock and 5,356 shares of Company Series B Convertible Preferred Stock, convertible into 17,723,362 shares of Company common stock, outstanding and entitled to vote at the Special Meeting. Each share of eMagin common stock is entitled to one vote on each matter presented for vote at the Special Meeting. Each share of Company Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of eMagin common stock issuable upon conversion of the Company Series B Convertible Preferred Stock.
Quorum
The representation in person or by proxy of at least a majority of the voting power of the issued and outstanding shares of eMagin common stock and eMagin Series B Convertible Preferred Stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business. The presence of the holders of Company common stock and Company Series B Convertible Preferred Stock (on an as-converted basis with the common stock) representing at least 50,455,640 votes will be required to establish a quorum.
Vote Required
The Merger cannot be completed unless the Merger Agreement is adopted by (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock ((A) and (B) collectively, “Company Stockholder Approval”). The Compensation Proposal and the Adjournment Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis. The Support Agreement (as defined in section below titled “Summary — Support Agreement”) by and between Parent and Supporting Stockholders (as defined in section below titled “Summary — Support Agreement”) obligates Supporting Stockholders to, among other things, vote the shares of Company common stock and Company Series B Convertible Preferred Stock owned by Supporting Stockholders in favor of the approval and adoption of the Merger Agreement. The Subject Shares (as defined in section below titled “Summary — Support Agreement”) represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock, which are sufficient to constitute an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock.
Reasons for the Merger; Recommendation of the eMagin Board (page 45)
After careful consideration, the eMagin’s board of directors (the “eMagin Board” or the “Company Board”) unanimously: (1) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger; (2) determined that the Merger and the other transactions contemplated by the Merger Agreement are in the best interests of the Company and its stockholders; (3) authorized and approved the execution, delivery and performance of the Merger Agreement and the Merger on the terms and subject to the conditions set forth therein; (4) resolved to recommend, and thereby recommended, that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL; and (5) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption at the Special Meeting. Accordingly, the eMagin Board recommends that stockholders vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.
For a discussion of the material factors that the eMagin Board considered in determining to recommend the adoption of the Merger Agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the eMagin Board.”
Opinion of Nomura Securities International, Inc., Financial Advisor to the Company (page 48)
On May 16, 2023, Nomura Securities International, Inc. (“Nomura”) delivered to the Company Board an oral opinion, subsequently confirmed by delivery of a written opinion dated May 16, 2023, to the effect that, as of that date and based on and subject to various assumptions, qualifications, matters considered and limitations described in its opinion, the $2.08 Per Share Merger Price to be received in the Merger by holders of shares of Company common stock (other than (i) shares of Company common stock held by the Company or any subsidiary of the Company (or held in the Company’s treasury), (ii) shares of Company common stock held by Parent, Silk USA, Merger Sub or any other affiliate of Parent or Silk USA, to the extent applicable, (iii) Dissenting Shares (as defined in the Merger Agreement) and (iv) any shares of Company common stock issued to Supporting Stockholders upon conversion of the Company Series B Convertible Preferred Stock before the consummation of the Transaction (collectively, the “Excluded Shares”)) was fair, from a financial point of view, to such holders.

The full text of Nomura’s opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Nomura. This opinion is attached as Annex B and is incorporated into this proxy statement by reference. Nomura’s opinion was provided for the benefit of the Company Board (in its capacity as such) in connection with, and for the purposes of, its evaluation of the Per Share Merger Price from a financial point of view and did not address any other aspects of the Merger. The opinion did not address the relative merits of the Merger as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Merger. The opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the proposed Merger.
For a description of the opinion that the eMagin Board received from Nomura, see the section titled “The Merger — Opinion of Nomura.”
Certain Effects of the Merger (page 58)
Upon the consummation of the Merger, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue to exist as the Surviving Corporation of the Merger as a wholly owned subsidiary of Silk USA.
At the Effective Time, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and such shares will comprise the only outstanding shares of capital stock of the Surviving Corporation as of the Effective Time.
At the Effective Time, each share of the Company common stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, or by stockholders who have properly exercised and perfected appraisal rights under Delaware law), will automatically be cancelled and converted into the right to receive the $2.08 in cash, without interest and less any applicable withholding taxes (the “Per Share Merger Price”), payable to the holder thereof upon surrender of such shares of Company common stock in the manner provided in the Merger Agreement.
At the Effective Time, each share of the Company Series B Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, or by stockholders who have properly exercised and perfected appraisal rights under Delaware law) shall be converted into the right to receive cash, without interest, in an amount equal to (x) the total number of shares of Company common stock issuable upon conversion of such share of Company Series B Convertible Preferred Stock in accordance with the Company’s restated certificate of incorporation (the “Company Certificate of Incorporation”) and Certificate of Designations of Series B Convertible Preferred Stock, as amended by Certificate of Amendment to the Certificate of Designations of Series B Convertible Preferred Stock (the “Certificate of Designations of Series B Convertible Preferred Stock”) immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price upon surrender of such shares of Company Series B Convertible Preferred Stock in the manner provided in the Merger Agreement.
At the Effective Time, each share of Company common stock and Company Series B Convertible Preferred Stock that is held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, in each case, immediately prior to the Effective Time will automatically be cancelled and will cease to exist, and no consideration will be delivered in exchange for such cancellation.
Effects on the Company if the Merger Is Not Completed (page 58)
In the event that the proposal to adopt the Merger Agreement does not receive the Company Stockholder Approval or if the Merger is not completed for any other reason, the holders of eMagin common stock and eMagin Series B Convertible Preferred Stock will continue to own their shares and will not receive any payment for their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in connection with the Merger. Instead, the Company will remain an independent public company, with eMagin common stock listed and traded on NYSE American. Under certain circumstances, if the Merger

Agreement is terminated, the Company may be obligated to pay to Parent a termination fee of $9,000,000. Please see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses.”
Treatment of Company Equity Awards (page 71)
The Company has granted stock options and restricted stock units pursuant to its 2008 Incentive Stock Plan, 2011 Incentive Stock Plan, 2013 Incentive Stock Plan, 2017 Stock Option and Incentive Plan, 2019 Employee and Consultant Stock Option and Incentive Plan and 2019 Non-Employee Director Stock Option and Incentive Plan, each as amended, and any applicable award agreements thereunder (including any RSU Agreement, as defined below) (collectively, the “Company Stock Plans”). Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each unexercised stock option granted by the Company pursuant to the Company Stock Plans or otherwise (each, a “Company Stock Option”) that is outstanding immediately prior to the Effective Time, whether or not then exercisable or vested, that has a per share exercise price that is less than the Per Share Merger Price (each, an “In-the-Money Option”), shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess, if any, of the Per Share Merger Price over the applicable exercise price per share of Company common stock subject to such cancelled In-the-Money Option multiplied by (ii) the aggregate number of shares of Company common stock subject to such In-the-Money Option immediately prior to the Effective Time. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each Company Stock Option that has a per share exercise price that is equal to or greater than the Per Share Merger Price (each, an “Out-of-the-Money Option”) shall be cancelled without any consideration payable therefor.
Upon the terms and subject to the conditions set forth in the Merger Agreement, immediately prior to the Effective Time, each then-outstanding restricted stock unit award (including any that vest in whole or in part based on performance conditions) (the “Company RSUs”) granted under any Company Stock Plan shall become fully earned and vested with respect to the maximum number of shares underlying each such Company RSU as set forth in the terms of the agreement granting such Company RSU (each, an “RSU Agreement”) and each grantee of each Company RSU that vests in accordance with the Merger Agreement, as soon as reasonably practicable following the Effective Time, shall be entitled to receive cash in an amount equal to (x) the total number of shares of Company common stock issuable in settlement of such Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price.
All amounts payable pursuant to the above shall be subject to appropriate withholding for taxes.
As of the Effective Time, the Company Stock Plans will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the shares of the Company or any subsidiary of the Company will be cancelled.
Pursuant to the Merger Agreement, the Company shall take all action reasonably necessary to (x) provide each holder of an outstanding Out-of-the-Money Option that is not then exercisable, the opportunity to exercise, for a period of at least five (5) days (or such other period determined by the members of eMagin Board prior to the date that is three (3) days prior to the Effective Time (with such exercise conditional upon the occurrence of the Effective Time), any portion of such Out-of-the-Money Option in full by providing the Company with a notice of exercise and full payment of the applicable exercise price in cash or by check in accordance with and subject to the terms of the applicable Company Stock Plan and the stock option award agreement governing such Company Stock Option and (y) ensure that no holder of any Company Stock Option shall be entitled to exercise any such Company Stock Option at any time between the date that is three (3) days prior to the Effective Time and the Effective Time.
Interests of the Company’s Directors and Executive Officers in the Merger (page 59)
The Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of the Company’s stockholders generally. The Company Board was aware of and considered these interests in reaching the determination to approve the Merger Agreement and to deem the Merger Agreement, the Merger and the other transactions and agreements contemplated by the Merger Agreement to be advisable, fair to and in the best interests of the Company and its stockholders and in recommending that stockholders vote for the adoption of the Merger Agreement. These interests include:
•
the Company’s executive officers and non-employee directors hold equity-based awards that will be afforded the treatment described immediately above under “Treatment of Equity Awards”;

•
the Company’s executive officers are party to change in control agreements with the Company that were entered into in 2019 that provide for eligibility for severance payments and benefits in the event of a termination of employment in certain circumstances in connection with a change in control of the Company (including the Merger), as described in more detail in the section of this proxy statement captioned “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger — Severance Entitlements”;

•
certain of the Company’s executive officers may be eligible to receive a cash transaction bonus in connection with the Merger, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger — Transaction Bonus Program”; and

•
the Company’s non-employee directors and executive officers are entitled to continued indemnification and insurance coverage following the Merger under the Merger Agreement, as described in more detail in the section of this proxy statement titled “The Merger Agreement - Indemnification of Directors and Officers and Insurance.”

eMagin Common Stock Ownership of Directors and Executive Officers (page 95)
As of July 20, 2023, the directors and executive officers of eMagin beneficially owned in the aggregate 834,956 shares of eMagin common stock and 120 shares of Company Series B Convertible Preferred Stock, convertible into 397,088 shares of Company common stock, representing approximately 1.2% of the total voting power of the outstanding shares of eMagin common stock and eMagin Series B Convertible Preferred Stock.
Support Agreement (page 93)
In connection with the execution of the Merger Agreement, Stillwater Holdings LLC, MDAS 2012 Children’s Trust and Ginola Limited (collectively, “Supporting Stockholders”) entered into a support agreement with Parent (“Support Agreement”). Subject to its terms, the Support Agreement obligates Supporting Stockholders to, among other things, vote the shares of Company common stock and Company Series B Convertible Preferred Stock owned by Supporting Stockholders in favor of the approval and adoption of the Merger Agreement, against any proposal for an alternative control transaction and, subject to certain exceptions, not transfer any shares of Company common stock and Company Series B Convertible Preferred Stock prior to the termination of the Support Agreement. The Support Agreement will terminate as of the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with the termination provisions of the Merger Agreement, (c) the amendment of the Merger Agreement, without the prior written consent of the Supporting Stockholders, in a manner that affects the economics or material terms of the Merger Agreement in a manner that is adverse to the Company or its stockholders (including with respect to the reduction of or the imposition of any restriction on the Supporting Stockholders’ right to receive the Merger Consideration, or any reduction in the amount or change in the form of the Merger Consideration), and (d) the date that is six (6) months after May 17, 2024 (or, if the Outside Date (as defined in the section below titled “Summary —  Termination”) is automatically extended for 90 days pursuant to the terms of the Merger Agreement, the date that is six (6) months after August 15, 2024). Supporting Stockholders owned in the aggregate 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock (“Subject Shares”). The Subject Shares include (1) Stillwater Holdings LLC owned 4,736 shares of Company Series B Convertible Preferred Stock, convertible into 15,671,741 shares of Company common stock, (2) MDAS 2012 Children’s Trust owned 2,762,284 shares of Company common stock, and (3) Ginola Limited owned 1,002,647 shares of Company common stock, and 500 shares of Company Series B Convertible Preferred Stock, convertible into 1,654,533 shares of Company common stock.

The Subject Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock. Supporting Stockholders did not receive and will not receive any additional compensation by entering into the Support Agreement other than the Merger Consideration specified in the Merger Agreement and this proxy statement. A copy of the form of Support Agreement is included as Annex C to this proxy statement.
Loan and Security Agreement
Concurrently with the execution and delivery of the Merger Agreement, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement, Parent and Silk USA entered into a Loan and Security Agreement with the Company, dated as of May 17, 2023 (the “Loan and Security Agreement”), on which terms Silk USA shall lend to the Company and the Company shall repay Silk USA. A copy of the Loan and Security Agreement is attached as Annex D to this proxy statement and is incorporated into this proxy statement by reference.
Subject to the terms and conditions of the Loan and Security Agreement, upon five (5) business days’ prior written request from the Company, Silk USA shall lend to the Company the following (the “Loan”): (i) on the effective date of the Loan and Security Agreement (the “Effective Date”) (or as soon thereafter pursuant to the Loan and Security Agreement), an amount not to exceed $5,000,000.00 (the “First Advance”), (ii) from the first business day after the two-month anniversary of the Effective Date until the six-month anniversary of the date of the First Advance and thereafter, an amount not to exceed $5,000,000.00 (the “Second Advance”), and (iii) on any business day after the earlier of (x) five-month anniversary of the date of the Second Advance and (y) the seventh-month anniversary of the Effective Date, an amount not to exceed $3,000,000.00 (or such greater amount reasonably agreed by Silk USA and Company after good faith discussions, taking into consideration the actual cash needs of Company for the operations and working capital of the Company and any transaction fees or other out of pocket expenses (including without limitation advisor and counsel fees relating to the Merger Agreement or any of the transactions contemplated thereby) (the “Proceeds Purpose”) and coverage of the collateral, as defined in the Existing Revolver (as defined in the section below titled “The Merger Agreement — Conduct of Business Pending the Merger”), excluding intellectual property, among other things, but which shall not in any event exceed $5,000,000.00). The cash proceeds of the Loan shall be used by the Company solely for the Proceeds Purpose. The Company shall pay to Silk USA in cash the entire outstanding principal amount of the Loan plus all accrued and unpaid interest and all other outstanding obligations on the date that is the earlier of (i) five (5) years after the date the Merger Agreement is terminated and (ii) five (5) years after the Outside Date (as defined in the section below titled “Summary — Termination”). After repayment, the Loan may not be reborrowed. Pursuant to the Loan and Security Agreement, the Company can voluntarily prepay the Loan.
The outstanding principal amount of the Loan and all interest not paid in cash when required to be paid in cash thereunder shall accrue interest at the rate per annum equal to the prime rate as published in the Wall Street Journal (or if not, available, such other source reasonably selected by Silk USA) and to be set on the first day of each semi-annual interest period; provided, however, that in no event shall such rate be less than 0.0%. Interest shall be paid semi-annually on May 17 and November 17, with the first interest payment date being November 17, 2023. The Company shall have the option to either pay all accrued and unpaid interest either in cash or in kind by adding to the aggregate outstanding principal amount of the Loan on each semi-annual interest payment date an amount equal to the amount of interest accrued and unpaid as of such date.
Pursuant to the Loan and Security Agreement, the Company granted Silk USA, to secure the payment and performance in full of all of the obligations under the Loan and Security Agreement, a continuing security interest in certain collateral, including a second lien on all receivables, property and the proceeds thereof, credit insurance policies and other insurance relating to the collateral, books, records and other general intangibles, inventory and equipment, proceeds of the collateral and accounts, instruments, chattel paper, and documents (but excluding all rights in intellectual property). The Loan and Security Agreement contains customary representations and warranties, affirmative and negative covenants, events of default and termination provisions.

Conditions to the Merger (page 88)
The obligations of the Company, Parent, Silk USA and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of various conditions on or prior to the Effective Time, including the following:
•
the adoption of the Merger Agreement by the Company’s stockholders;

•
any applicable waiting period under the Hart — Scott — Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) shall have expired or been terminated and all applicable waiting periods and Governmental Authorizations (as defined in the Merger Agreement) required under the competition, merger control, foreign investment screening, antitrust or similar law of certain non-U.S. jurisdictions (the “Specified Foreign Merger Control Laws”) shall have expired or been obtained;

•
(i) written notice from Committee on Foreign Investment in the United States (“CFIUS”) to the effect that either (A) the Merger and the other transactions contemplated by the Merger Agreement are not subject to the Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), and all interim or final rules and regulations issued and effective thereunder (“DPA”), or (B) CFIUS has determined that there are no unresolved national security concerns with respect to the Merger and the other transactions contemplated by the Merger Agreement and has concluded all action under the DPA; or (ii) if CFIUS has sent a report to the President of the United States of America requesting the President’s decision with respect to the Merger and the other transactions contemplated by the Merger Agreement, the President of the United States of America has announced a decision not to suspend or prohibit such transactions pursuant to his authorities under the DPA;

•
sixty (60) days shall have elapsed following the submission of the ITAR Notice (as defined in the Merger Agreement) to the Directorate of Defense Trade Controls, U.S. Department of State (“DDTC”), or if such period has not elapsed, that DDTC has otherwise confirmed to the Company its non-objection to the consummation of the Merger and other transactions contemplated by the Merger Agreement;

•
receipt, under the National Security and Investment Act 2021 (“NSIA”) of (i) a notification under section 14(8)(b)(ii) of the NSIA; or (ii) in the event that a call-in notice, as contemplated by section 14(8)(b)(i) of the NSIA is issued, of either (A) a final order under section 26(1)(a) of the NSIA (“Final Order”), provided that (x) the Final Order allows the Merger subject to certain provisions set out in the Final Order (“NSIA Provisions”), and (y) the NSIA Provisions do not contain a Burdensome Condition (as defined below) (or if they do contain a Burdensome Condition, such Burdensome Condition is acceptable to Parent in its sole discretion), or (B) a final notification under section 26(1)(b) of the NSIA; and

•
the absence of any law or order enacted, issued, promulgated, enforced or entered by (a) country, nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, multinational, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court, arbitrator or other tribunal) (“Governmental Authority”) of competent jurisdiction that makes illegal, enjoins or otherwise prohibits the consummation of the Merger.

Each party’s obligation to consummate the Merger is also subject to the satisfaction or waiver of certain additional conditions, including:
•
subject to certain materiality and other qualifiers, the accuracy of the representations and warranties of the other party;

•
the other party having performed in all material respects all of the covenants and obligations of the Merger Agreement required to be performed and complied by such party at or prior to the Closing (which term is described in the section titled “The Merger Agreement — When the Merger Becomes Effective; Closing and Effective Time”);

•
the delivery of a customary closing certificate signed on behalf of the respective party by an officer of such party certifying certain conditions have been satisfied; and

•
in the case of Parent’s, Silk USA’s and Merger Sub’s obligations, the absence of a change, effect, event, fact, development, occurrence or circumstance that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect (which term is described in the section titled “The Merger Agreement — Representations and Warranties”).

Before the Closing, each of the Company, Parent, Silk USA and Merger Sub may waive any of the conditions to its obligation to consummate the Merger even though one or more of the conditions described above has not been met, except where waiver is not permissible under applicable law.
Regulatory Approvals Required for the Merger (page 67)
The consummation of the Merger is subject to review under the HSR Act. As described above in the section titled “The Merger Agreement — Conditions of the Merger,” the obligations of Parent and the Company to consummate the Merger are subject to the waiting period applicable to the Merger under the HSR Act. Under the HSR Act and the rules and regulations promulgated thereunder, the Merger may not be completed until notifications have been filed and certain information has been furnished to the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) and the specified waiting period has expired or been terminated. The Company and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on June 1, 2023, and the applicable waiting period commenced on June 2, 2023. The waiting period under the HSR Act expired at 11:59 PM ET on July 3, 2023. The FTC and the DOJ retain the authority to challenge the Merger on antitrust grounds after the expiration of the applicable waiting period.
Additionally, Parent and the Company need to prepare and file with CFIUS (1) a draft joint voluntary notice with respect to the Merger and the other transactions contemplated by the Merger Agreement (the “Draft CFIUS Notice”) as soon as practicable the date of the Merger Agreement (and in any event within twenty (20) business days of the Merger Agreement) and (2) the CFIUS Notice as soon as practicable following the receipt of CFIUS’s comments on the Draft CFIUS Notice or confirmation by CFIUS that it has no comments. The Draft CFIUS Notice was submitted on June 15, 2023. The CFIUS Notice was submitted on July 10, 2023 and accepted for review on July 18, 2023. The 45 day review period started on July 18, 2023 and will end on August 31, 2023. CFIUS may, at its discretion, commence a subsequent investigation, which would start on September 1, 2023, and end on October 16, 2023.
The Company and Parent shall also cooperate to timely prepare and submit the ITAR Notice to DDTC as soon as practicable, and in any event, no later than twenty (20) business days following the date of the Merger Agreement. The Company shall be responsible for preparation and submission of the ITAR Notice, and Parent shall promptly provide the Company with all necessary information related thereto or related to any other filings as required of the Company under the ITAR. The ITAR Notice was submitted on June 15, 2023.
Parent also needs to prepare and file with the NSIA Authority a mandatory notification before the Merger. The NSIA Authority must then notify Parent of its acceptance of such mandatory notice. Within thirty (30) working days of such notification of acceptance, the NSIA Authority must either (i) call-in the Merger; or (ii) notify Parent that no further action will be taken in relation to the Merger. Most cases are cleared within this initial thirty (30) day period. If the Merger is called in, the NSIA Authority then has thirty (30) working days to assess the Merger under the NSIA. This period may be extended by the NSIA Authority for an additional forty-five (45) working days. Any further extension requires the agreement of both Parent and the NSIA Authority. The notification to the NSIA Authority was submitted on June 30, 2023, and the 30 working-day waiting period commenced on July 7, 2023.
The consummation of the Merger is also conditioned upon the receipt of the consents and approvals required by the Specified Foreign Merger Control Laws. The Merger cannot be completed until the Company and Parent obtain clearance to consummate the Merger or the applicable waiting periods have expired or been terminated in any mandatory and suspensory jurisdictions.

Change in Company Board Recommendation (page 80)
The Merger Agreement generally restricts the Company’s ability to:
•
solicit, initiate or knowingly encourage or knowingly facilitate the making, submission or announcement by any person of any proposal, offer or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (as defined below in the section titled “The Merger Agreement — Covenants and Agreements — No Solicitation”);

•
enter into, continue or participate in any discussions or negotiations with any person regarding any question on any Acquisition Proposal;

•
furnish to any person (other than Parent, Silk USA, Merger Sub or any designees of Parent, Silk USA or Merger Sub, including their respective representatives) any information relating to the Company or any of its subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its subsidiaries to any person (other than Parent, Silk USA, Merger Sub, or any designees of Parent, Silk USA or Merger Sub), in each case, to knowingly facilitate or knowingly encourage the making of any proposal that constitutes or would be reasonably expected to lead to an Acquisition Proposal;

•
approve, endorse or recommend any Acquisition Proposal or any Acquisition Agreement (as defined below in the section titled “The Merger Agreement — Covenants and Agreements — No Solicitation”) or other agreement requiring the Company to abandon or terminate its obligations under the Merger Agreement;

•
other than an Acceptable Confidentiality Agreement (as defined below in the section titled “The Merger Agreement — Covenants and Agreements — No Solicitation”) entered into in accordance with the Merger Agreement, execute or enter into any letter of intent, memorandum of understanding or contract contemplating or otherwise relating to an Acquisition Proposal; and

•
resolve, propose or agree to do any of the foregoing bullet point items.

Prior to the adoption of the Merger Agreement by holders of eMagin common stock and eMagin Series B Convertible Preferred Stock, if the eMagin Board receives an unsolicited bona fide written Acquisition Proposal from any third party that did not result from a material breach of its obligations regarding solicitation, takeover proposals and Change of Company Board Recommendations under the Merger Agreement and that the eMagin Board has determined in good faith (after consultation with its financial advisors and outside legal counsel) constitutes, or would reasonably be expected to lead to, result in or constitute a Superior Proposal (as defined below in the section titled “The Merger Agreement — Covenants and Agreements”), the Company may, upon a good faith determination by the Company Board (after consultation with its outside legal advisor) that failure to do so would reasonably be expected to be inconsistent with its directors’ fiduciary duties under applicable law, (a) furnish any information, including non-public information, with respect to the Company and its subsidiaries to the third party making such Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement (as defined below in the section titled “The Merger Agreement — Covenants and Agreements — No Solicitation”); provided, that the Company shall, substantially concurrently with providing any non-public information to any third party making such Acquisition Proposal, provide to Parent copies of all non-public information concerning the Company or its subsidiaries that is provided to any such third party to the extent that such information was not previously provided to Parent or its representatives (or if such information is provided orally, then the Company shall provide to Parent a reasonably detailed summary of the information so provided) and (b) subject to entering into an Acceptable Confidentiality Agreement, engage in discussions or negotiations with the person making such Acquisition Proposal or such third party’s representatives.
The eMagin Board generally is not permitted under the Merger Agreement to change its recommendation to the Company’s stockholders to adopt the Merger Agreement. However, prior to the adoption of the Merger Agreement by holders of eMagin common stock and eMagin Series B Convertible Preferred Stock, the eMagin Board is permitted to make a Change in Company Board Recommendation (as defined in section below titled “The Merger Agreement — Covenants and Agreements — No Solicitation”) if (a) the eMagin Board determines in good faith, after consultation with its outside legal advisor, that failure to do so would reasonably be expected to be inconsistent with its directors’ fiduciary duties under applicable law or

(b) the Company receives an Acquisition Proposal that did not result from a material breach of its obligations regarding solicitation under the Merger Agreement and the eMagin Board determines in good faith, after consultation with its outside legal advisor and its financial advisor, constitutes a Superior Proposal. Any such Change in Company Board Recommendation is subject to the procedures set forth in the Merger Agreement, including, but not limited to, the Company providing Parent at least four (4) business days’ notice of its intention to undertake a Change in Company Board Recommendation and that the Company negotiates in good faith with Parent and its representatives during such four (4) business days period (or the longer of two business days or the remaining period under the notice provided to Parent following an amended Acquisition Proposal) enabling Parent to propose amendments to the terms and conditions of the Merger Agreement and related documents so that, as applicable, the eMagin Board’s fiduciary duties no longer require it to make a Change in Company Board Recommendation in response to the Intervening Event (as defined section below titled “The Merger Agreement — Covenants and Agreements”) (or to accept such Acquisition Proposal, as applicable) and, if applicable, the Acquisition Proposal no longer constitutes a Superior Proposal.
Termination (page 89)
The Merger Agreement may be terminated at any time prior to the Effective Time in the following circumstances:
•
by mutual written agreement of Parent and the Company;

•
by either Parent or the Company if:

•
the Merger is not consummated on or before date that is twelve (12) months after the date of the Merger Agreement, subject to an automatic 90-day extension under certain circumstances for the purpose of obtaining certain regulatory approvals (the “Outside Date”), provided, that, such termination right shall not be available to a party if the failure to consummate the Merger on or before the Outside Date is primarily caused by a failure of such party to perform any of its obligations under the Merger Agreement and such action or failure to perform constitutes a breach in any material respect of the Merger Agreement;

•
if any Governmental Authority of a competent jurisdiction has issued a final and non-appealable order, having the effect or permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger, except that (1) this termination right will not be available to Parent or the Company (as applicable) if the issuance of such final, non-appealable order was caused by its failure to perform or comply with any of its obligations or covenants under the Merger Agreement and (2) to exercise this termination right, the party seeking to terminate must have complied with its obligations under the Merger Agreement; or

•
if the Company Stockholder Approval shall not have been obtained at a meeting called for such purpose;

•
by Parent if:

•
there is any breach or inaccuracy in any of the Company’s representations or warranties set forth in the Merger Agreement;

•
the Company has failed to perform any of its obligations or covenants set forth in the Merger Agreement, which inaccuracy, breach or failure to perform (1) would result in the failure to satisfy certain closing conditions (excluding those conditions that by their terms are to be satisfied at the Closing, so long as those conditions are capable of being satisfied at the Closing) and (2) is not capable of being cured by the earlier of the Outside Date and the date that is thirty (30) business days following written notice from Parent to the Company describing such breach or failure in reasonable detail (except that this termination right will not be available to Parent if Parent, Silk USA or Merger Sub is then in material breach of any of its covenants or agreements contained in the Merger Agreement); or

•
if a Change in Company Board Recommendation shall have occurred; and

•
by the Company if:

•
(i) there is any breach or inaccuracy in any of Parent’s, Silk USA’s or Merger Sub’s representations or warranties set forth in the Merger Agreement; or (ii) if Parent, Silk USA or Merger Sub has

failed to perform any of its covenants or obligations contained in the Merger Agreement, which inaccuracy, breach or failure to perform: (1) would result in the failure to satisfy certain closing conditions (excluding those conditions that by their terms are to be satisfied at the Closing, so long as those conditions are capable of being satisfied at the Closing) and (2) is not capable of being cured by the earlier of the Outside Date and the date that is thirty (30) business days following written notice from the Company to Parent describing such breach or failure in reasonable detail (except that this termination right will not be available to the Company if the Company is then in material breach of any of its covenants or agreements contained in the Merger Agreement);
•
at any time prior to the time the Company Stockholder Approval shall have been obtained, but not after, subject to material compliance with its obligations regarding Change of Company Board Recommendations under the Merger Agreement, in order to enter into an Acquisition Agreement (as defined in section below titled “The Merger Agreement — Covenants and Agreements — No Solicitation”) providing for a Superior Proposal (it being understood that the Company shall enter into a definitive Acquisition Agreement with respect to the Superior Proposal concurrently with the termination of the Merger Agreement); provided that the Company shall not be entitled to terminate the Merger Agreement pursuant to this bullet if such Superior Proposal resulted from a material breach by the Company of its obligations regarding solicitation, takeover proposals and Change of Company Board Recommendations; and provided, further, that the Company Termination Fee is paid prior to or concurrently with the termination of the Merger Agreement by the Company.

Company Termination Fee (page 91)
The Company will be required to pay Parent a termination fee of $9,000,000 if the Merger Agreement is terminated under certain circumstances.
Appraisal Rights (page 97)
Pursuant to Section 262 of the DGCL, eMagin stockholders who continuously hold shares of eMagin common stock and eMagin Series B Convertible Preferred Stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares and do not withdraw their demands, and who otherwise comply with the applicable requirements of Section 262 of the DGCL, will be entitled to seek appraisal of their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in connection with the Merger under Section 262 of the DGCL. The “fair value” of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock as determined by the Delaware Court of Chancery could be greater than, the same as, or less than the Merger Consideration that stockholders would otherwise be entitled to receive under the terms of the Merger Agreement if they did not seek appraisal of their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock.
The right to seek appraisal will be lost if a eMagin stockholder votes “FOR” the proposal to adopt the Merger Agreement. However, abstaining or voting against adoption of the Merger Agreement is not in itself sufficient to perfect appraisal rights because additional actions must also be taken to perfect such rights. To exercise appraisal rights, eMagin stockholders who wish to exercise the right to seek an appraisal of their shares must so advise the Company by submitting a written demand for appraisal (or by electronic transmission directed to an information processing system, if any, expressly designated for that purpose in the notice of appraisal) to the Company prior to the taking of the vote on the Merger Proposal at the Special Meeting, and must otherwise strictly follow the applicable procedures and requirements prescribed by Section 262 of the DGCL. A person having a beneficial interest in shares of eMagin common stock and eMagin Series B Convertible Preferred Stock held of record in the name of another person, such as a bank, broker or other nominee, may perfect appraisal rights in such person’s name if such beneficial owner continuously owns such shares through the Effective Time and otherwise satisfies the requirements applicable to stockholders of record under Section 262(a) of the DGCL. In addition, the beneficial owner must (1) reasonably identify in his, her or its demand the holder of record of the shares for which the demand is made, (2) provide documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provide an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the verified list of persons who have demanded appraisal for their shares pursuant to Section 262(f) of the DGCL. In addition, under Section 262 of the DGCL, the Delaware Court of Chancery will dismiss any appraisal proceedings as to all stockholders who have perfected their appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of eMagin common stock and eMagin Series B Convertible Preferred Stock or (2) the value of the Per Share Merger Price multiplied by the total number of shares of eMagin common stock entitled to appraisal exceeds $1 million. In light of the complexity of Section 262 of the DGCL, eMagin stockholders that may wish to pursue appraisal rights are urged to consult their legal and financial advisors.
Material U.S. Federal Income Tax Considerations (page 64)
The receipt of cash by a holder of Company common stock or Company Series B Convertible Preferred Stock who is a U.S. holder (as defined below in the section below titled “The Merger — Material U.S. Federal Income Tax Considerations”) in exchange for shares of Company common stock or Company Series B Convertible Preferred Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. For U.S. federal income tax purposes, if you are a U.S. holder (as defined below in the section below titled “The Merger — Material U.S. Federal Income Tax Considerations”), you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive (or are deemed to receive) in the Merger and your adjusted tax basis in the shares of Company common stock or Company Series B Convertible Preferred Stock converted into cash in the Merger. If you are a holder of Company common stock or Company Series B Convertible Preferred Stock who is a non-U.S. holder (as defined below in the section below titled “The Merger — Material U.S. Federal Income Tax Considerations”), the Merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States, or if, contrary to its expectations, the Company is, or was during the relevant period, a U.S. real property holding corporation. Further, the Merger may be a taxable transaction to you under non-U.S. tax laws, and you are encouraged to seek tax advice regarding such matters. Because individual circumstances may differ, we urge you to consult your tax advisor to determine the particular tax effects to you.
You are urged to read the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more complete discussion of the material U.S. federal income tax consequences of the Merger.
Where You Can Find Additional Information (Page 105)
You can find more information about eMagin in the periodic reports and other information we file with the SEC. The information is available at the SEC’s public reference facilities and at the website maintained by the SEC at www.sec.gov. See the section of this proxy statement titled “Where You Can Find Additional Information.”
If you have any questions concerning the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, the Special Meeting or the accompanying proxy statement, would like additional copies of this proxy statement, or need help submitting a proxy to have your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock voted, please contact eMagin’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders May Call:
1 (877) 717-3930 (TOLL-FREE from the U.S. and Canada)
or
+1 (412) 232-3651 (From other countries)

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the Special Meeting and the Merger. These questions and answers may not address all questions that may be important to you as a holder of eMagin common stock and eMagin Series B Convertible Preferred Stock. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.
Why am I receiving this proxy statement?
On May 17, 2023, the Company entered into the Merger Agreement with Parent, Silk USA and Merger Sub. Pursuant to the Merger Agreement, Merger Sub will be merged with and into eMagin, with eMagin surviving as a wholly owned subsidiary of Silk USA.
You are receiving this proxy statement in connection with the solicitation of proxies by the eMagin Board in favor of the proposal to adopt the Merger Agreement and the other matters to be voted on at the Special Meeting as described in this proxy statement.
As a holder of Company common stock and Company Series B Convertible Preferred Stock, what will I receive in the Merger?
If the Merger is completed, (i) you will be entitled to the Per Share Merger Price, for each share of Company common stock that you own as of immediately prior to the Effective Time, unless you seek and perfect your statutory appraisal rights under Delaware law and (ii) you will be entitled to the right to receive cash, without interest and less any applicable withholding taxes, in an amount equal to (x) the total number of shares of Company common stock issuable upon conversion of such shares of the Company Series B Convertible Preferred Stock in accordance with the Company Certificate of Incorporation and Certificate of Designations of Series B Convertible Preferred Stock that you own as of immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price, payable to the holder thereof upon surrender of such shares of Company Series B Convertible Preferred Stock in the manner provided in the Merger Agreement, unless you seek and perfect your statutory appraisal rights under Delaware law.
The exchange of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Please see the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax consequences of the Merger. You are urged to consult your tax advisor for a full understanding of how the Merger will affect you for federal, state, local and/or non-U.S. tax purposes.
How does the Merger Consideration compare to the recent trading price of eMagin common stock?
The Merger Consideration of $2.08 per share represents a premium of approximately 10% of eMagin’s common stock closing share price of $1.89 on May 16, 2023, a 13% premium to the one-month volume weighted average price (“VWAP”) of eMagin’s common stock as of such date, 11% premium to the three-month VWAP of eMagin’s common stock as of such date, 25% premium to the six-month VWAP of eMagin’s common stock as of such date, 42% premium to the nine-month VWAP of eMagin’s common stock as of such date and 64% premium to the twelve-month VWAP of eMagin’s common stock as of such date. On July 17, 2023, the most recent practicable date before the filing of this proxy statement, the closing price of eMagin common stock was $1.99 per share.
What will happen to outstanding Company equity awards in the Merger?
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each In-the-Money Option shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess of the Per Share Merger Price over the applicable exercise price per share of Company common stock subject to such cancelled In-the-Money Option multiplied by (ii) the aggregate number of shares of Company common stock subject to such In-the-Money Option immediately prior to the Effective Time.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each Out-of-the-Money Option shall be cancelled without any consideration payable therefor.
Upon the terms and subject to the conditions set forth in the Merger Agreement, immediately prior to the Effective Time, each Company RSU granted under any Company Stock Plan shall become fully earned and vested with respect to the maximum number of shares underlying each such Company RSU as set forth in the terms of the applicable RSU Agreement and each grantee of each Company RSU that vests in accordance with the Merger Agreement, as soon as reasonably practicable following the Effective Time, shall be entitled to receive cash in an amount equal to (x) the total number of shares of Company common stock issuable in settlement of such Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price.
All amounts payable pursuant to the above shall be subject to appropriate withholding for taxes.
Pursuant to the Merger Agreement, the Company shall take all action reasonably necessary to (x) provide each holder of an outstanding Out-of-the-Money Option that is not then exercisable, the opportunity to exercise, for a period of at least five (5) days (or such other period determined by the Company Board) prior to the date that is three (3) days prior to the Effective Time (with such exercise conditional upon the occurrence of the Effective Time), any portion of such Out-of-the-Money Option in full by providing the Company with a notice of exercise and full payment of the applicable exercise price in cash or by check in accordance with and subject to the terms of the applicable Company Stock Plan and the stock option award agreement governing such Company Stock Option and (y) ensure that no holder of any Company Stock Option shall be entitled to exercise any such Company Stock Option at any time between the date that is three (3) days prior to the Effective Time and the Effective Time.
What will happen to outstanding Company warrants in the Merger?
Prior to the Effective Time, the Company shall request the holders of the warrants to purchase shares of Company common stock (“Company Warrants”) to exercise the Company Warrants and shall use its commercially reasonable efforts to seek such exercise by the holders of the Company Warrants, but the Company shall not be required to pay any fees, other amounts or give anything of value to any such holder or any other person in connection with seeking any such exercise. At the Effective Time, each of the holders of Company Warrants that are issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such Company Warrant, shall be issued a replacement warrant providing that such replacement warrant shall be exercisable for an amount in respect of each share of Company common stock for which such Company Warrant is exercisable immediately prior to the Effective Time equal to cash in an amount equal to the product of (A) the total number of shares of Company common stock subject to such Company Warrant immediately prior to the Effective Time, multiplied by (B) the excess of (1) the Per Share Merger Price over (2) the exercise price payable per share of Company common stock subject to such Company Warrant.
When and where is the Special Meeting of our stockholders?
The special meeting will be held virtually on Thursday, August 31, 2023, at 9:00 am, Eastern time. eMagin is conducting the Special Meeting solely online via the Internet through a live webcast and online stockholder tools. Stockholders will be able to attend the Special Meeting by registering online at https://www.cstproxy.com/emagin/sm2023.
Who is entitled to vote at the Special Meeting?
Only holders of record of eMagin common stock and eMagin Series B Convertible Preferred Stock as of the close of business on July 20, 2023, the record date for the Special Meeting, are entitled to vote the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock they held as of the record date at the Special Meeting. As of the close of business on the record date, there were 83,187,916 shares of Company common stock and 5,356 shares of Company Series B Convertible Preferred Stock, convertible into 17,723,362 shares of Company common stock outstanding and entitled to vote at the Special Meeting. Each share of eMagin common stock is entitled to one vote on each matter presented for vote at the Special

Meeting. Each share of eMagin Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of eMagin common stock issuable upon conversion of the eMagin Series B Convertible Preferred Stock.
The Merger cannot be completed unless the Merger Agreement is adopted by (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) by an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock.
The Compensation Proposal and the Adjournment Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis.
May I attend the Special Meeting and vote in person?
eMagin is hosting the Special Meeting virtually. There will be no physical location for stockholders to attend. Stockholders will be able to attend the Special Meeting by registering online at https://www.cstproxy.com/emagin/sm2023.
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Stockholders of record:   If you are a stockholder of record, in order to participate in the Special Meeting, you will need your control number included on the proxy card or the voting instruction form previously distributed to you. If you are a stockholder of record, you may vote electronically during the Special Meeting using your control number by following the instructions available at https://www.cstproxy.com/emagin/sm2023.

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Stockholders holding shares in “street” name:   If your shares are held in “street name” through a brokerage firm, bank, trust or other similar organization and you do not have a control number, in order to participate in the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of eMagin common stock you held as of the record date, your name and email address. If you hold your eMagin common stock in “street name,” you must obtain the appropriate documents from your broker, bank, trustee, or nominee, giving you the right to vote the shares at the Special Meeting.

Instructions on how to attend and participate in the Special Meeting via the webcast are available at https://www.cstproxy.com/emagin/sm2023.
You should ensure that you have a strong Internet connection and allow plenty of time to log in and ensure that you can hear streaming audio. You may begin to log in to the virtual-only meeting platform 15 minutes prior to the start of the Special Meeting. We will offer live technical support for all stockholders attending the meeting. Technical support phone numbers will be available on the virtual-only meeting platform and posted in the confirmation email you will receive after registering online to attend at https://www.cstproxy.com/emagin/sm2023.
What proposals will be considered at the Special Meeting?
At the Special Meeting, holders of eMagin common stock and eMagin Series B Convertible Preferred Stock will be asked to consider and vote on the following proposals:
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a proposal to adopt the Merger Agreement (the “Merger Proposal”);

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a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger (the “Compensation Proposal”); and

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a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Pursuant to eMagin’s Amended and Restated By-Laws, the only items of business that will be transacted at the Special Meeting are the Merger Proposal, the Compensation Proposal and the Adjournment Proposal, as stated in the accompanying notice of the Special Meeting.

Why am I being asked to cast a non-binding advisory vote to approve the Compensation Proposal?
The Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable SEC rules thereunder require eMagin to seek a non-binding advisory vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.
What will happen if the Compensation Proposal is not approved at the Special Meeting?
Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on eMagin. Accordingly, if the Merger Proposal is approved and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote of eMagin stockholders.
What constitutes a quorum for purposes of the Special Meeting?
The presence at the meeting, virtually or by proxy, of the holders of a majority of the number of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock (on an as-converted basis with the common stock) issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. Each share of Company Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of common stock issuable upon conversion of the Company Series B Convertible Preferred Stock. Thus, the presence of the holders of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) representing at least 50,455,640 shares of common stock will be required to establish a quorum.
The inspector of election appointed for the Special Meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum. If a quorum is not present, the only business that can be transacted at the Special Meeting is the adjournment or postponement of the meeting to another date or time.
What vote of our stockholders is required to approve each of the proposals?
The approval of the Merger Proposal requires (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock. Shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Merger Proposal.
The Compensation Proposal and Adjournment Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis. Shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have no effect on the outcome of the Compensation Proposal nor the Adjournment Proposal.
Each share of eMagin Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of eMagin common stock issuable upon conversion of the eMagin Series B Convertible Preferred Stock.
The Support Agreement obligates Supporting Stockholders to, among other things, vote the Subject Shares in favor of the approval and adoption of the Merger Agreement. The Subject Shares include 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock. The Subject Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock, which are sufficient to constitute an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock.
What is a “broker non-vote”?
If a beneficial owner of shares of eMagin common stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds the owner’s shares with specific voting instructions, then, under applicable rules, the organization that holds the owner’s shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of relevant shares. eMagin does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine. As a result, no bank, broker or other nominee will be permitted to vote your shares of eMagin common stock at the Special Meeting without receiving instructions. Failure to instruct your bank, broker or other nominee as to how to vote your shares of eMagin common stock will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal.
How does the eMagin Board recommend that I vote?
The eMagin Board recommends a vote “FOR” the Merger Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
For a discussion of the factors that the eMagin Board considered in determining to recommend that eMagin stockholders adopt the Merger Agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the eMagin Board.” In addition, in considering the recommendation of the eMagin Board with respect to the Merger Agreement, you should be aware that certain of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s stockholders generally. Please see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
Do any of eMagin’s directors or officers have interests in the Merger that may be in addition to or differ from those of the holders of Company common stock and Company Series B Convertible Preferred Stock generally?
Yes. In considering the recommendation of the Company Board with respect to the proposal to adopt the Merger Agreement, you should be aware that eMagin’s directors and executive officers may have interests in the Merger different from, or in addition to, the interests of holders of Company common stock and Company Series B Convertible Preferred Stock generally. The Company Board was aware of and considered these interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, in making its recommendations and determinations, including, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by holders of Company common stock and Company Series B Convertible Preferred Stock. For a description of the interests of eMagin’s directors and executive officers in the Merger, see the section entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
What happens if I sell my shares of eMagin common stock and eMagin Series B Convertible Preferred Stock before the Special Meeting?
The record date for the Special Meeting is earlier than the date of the Special Meeting. If you sell or transfer your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock after the record date, but before the Special Meeting, you will retain your right to vote such shares at the Special Meeting. However, the right to receive the Merger Consideration will pass to the person to whom you transferred your shares. In order to receive the Merger Consideration in connection with the Merger, you must hold your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock through the Effective Time.
What is a proxy?
A proxy is your legal designation of another person to vote your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock is called a “proxy card.”
If a stockholder gives a proxy, how are the shares voted?
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.
If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “FOR” the Merger Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal.
How do I cast my vote if I am a stockholder of record?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, to be the “stockholder of record.” In that case, this proxy statement and your proxy card have been sent directly to you by the Company.
If you are a stockholder of record as of the record date, you may vote by submitting your proxy via the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. You may also vote your shares by ballot via the Internet during the Special Meeting. Even if you plan to attend the Special Meeting, you are encouraged to submit your vote by proxy as early as possible to ensure that your shares will be represented. For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement titled “The Special Meeting — Voting Procedures.”
If you are a holder of record of shares of eMagin common stock or eMagin Series B Convertible Preferred Stock and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote your shares in favor of each of the Merger Proposal and the Compensation Proposal and, if necessary or appropriate, the Adjournment Proposal.
How do I cast my vote if my shares of eMagin common stock are held in “street name” by my bank, broker or other nominee?
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of eMagin common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record.
If you are a beneficial owner of shares of eMagin common stock held in “street name,” you must follow the instructions from your bank, broker or other nominee in order to vote such shares. Your bank, broker or other nominee will vote your shares only if you provide instructions on how to vote by properly completing the voting instruction form sent to you by your bank, broker or other nominee with this proxy statement. Without providing those instructions, your shares will not be voted, which will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal.

What will happen if I abstain from voting or fail to vote on any of the proposals?
If you abstain from voting, it will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal.
If you fail to cast your vote via the Internet during the Special Meeting or by proxy or fail to give voting instructions to your broker, it will have the same effect as a vote “AGAINST” the Merger Proposal but will have no effect on the outcome of the Compensation Proposal or the Adjournment Proposal, provided that a quorum is present at the Special Meeting.
Can I change my vote after I have delivered my proxy or my voting instructions?
Yes. If you are a stockholder with shares of eMagin common stock and eMagin Series B Convertible Preferred Stock registered in your name, you may revoke your proxy at any time prior to the time it is voted by:
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filing with our Chief Financial Officer a written notice of revocation bearing a later date than the proxy;

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properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities described under “The Special Meeting — Voting Procedures”;

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duly completing a later-dated proxy relating to the same shares and delivering it to our Chief Financial Officer; or

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attending the Special Meeting online and voting electronically during the meeting (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our offices at eMagin Corporation, 700 South Drive, Suite 201, Hopewell Junction, NY 12533, Attention: Chief Financial Officer, before the taking of the vote at the Special Meeting. If you want to revoke your proxy by sending a new proxy card or an instrument revoking the proxy to the Company, you should ensure that you send your new proxy card or instrument revoking the proxy in sufficient time for it to be received by the Company prior to the Special Meeting.
If you are a beneficial owner of shares of eMagin common stock held in “street name,” you must contact your bank, broker or other nominee to change your vote or obtain a legal proxy to vote your shares electronically at the Special Meeting.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of eMagin common stock and eMagin Series B Convertible Preferred Stock. If you are a holder of eMagin common stock and eMagin Series B Convertible Preferred Stock of record and your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock are registered in more than one name, you will receive more than one proxy card. Please submit your proxy and/or voting instructions for each set of materials that you receive to ensure that all your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock are voted.
Who will count the votes?
The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.
Where can I find the voting results of the Special Meeting?
If available, we may announce preliminary voting results at the conclusion of the Special Meeting. We intend to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that eMagin files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement titled “Where You Can Find Additional Information.”
Am I entitled to rights of appraisal under the DGCL?
If the Merger is completed, holders of eMagin common stock and eMagin Series B Convertible Preferred Stock who continuously hold shares of eMagin common stock and eMagin Series B Convertible Preferred Stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares and do not withdraw their demands, and who otherwise comply with the applicable requirements of Section 262 of the DGCL, will be entitled to seek appraisal of their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in connection with the Merger under Section 262 of the DGCL. This means that holders of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest on the amount determined to be fair value, if any, as determined by the court (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). Holders of eMagin common stock and eMagin Series B Convertible Preferred Stock who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in additional detail in this proxy statement, and Section 262 of the DGCL regarding appraisal rights is accessible without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply with the provisions of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights. See the section of this proxy statement titled “Appraisal Rights.”
When is the Merger expected to be completed?
We are working toward completing the Merger as promptly as possible, and currently expect to complete the Merger in the second half of 2023. However, the exact timing of completion of the Merger cannot be accurately predicted, because the Merger is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Parent, Silk USA, Merger Sub and the Company’s respective obligations to consummate the Merger, some of which are not within the parties’ control.
What effect will the Merger have on eMagin?
If the Merger is consummated, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue to exist following the Merger as a wholly owned subsidiary of Silk USA. Following completion of the Merger, the Company common stock will be delisted from the NYSE American, and the registration of the Company common stock under the Exchange Act will be terminated.
What happens if the Merger is not completed?
If the Merger Proposal is not approved by our stockholders, or if the Merger is not completed for any other reason, the holders of eMagin common stock and eMagin Series B Convertible Preferred Stock will not receive any payment for their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in connection with the Merger. Instead, the Company will remain an independent public company and stockholders will continue to own their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock. The eMagin common stock will continue to be registered under the Exchange Act and listed and traded on the NYSE American. Under certain circumstances, if the Merger is not completed, eMagin may be obligated to pay to Parent a termination fee. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses.”

What is householding and how does it affect me?
The SEC permits companies to send a single set of proxy materials to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. If your shares are held in “street name,” you will receive your proxy card or other voting information from your bank, broker or other nominee and you will return your proxy card(s) to your bank, broker or other nominee. You should vote on and sign each proxy card you receive as discussed above. To request that only one copy of any of these materials be mailed to your household, please contact your bank, broker or other nominee.
What do I need to do now?
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your shares can be voted at the Special Meeting, unless you wish to seek appraisal. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your shares.
Who will solicit and pay the cost of soliciting proxies?
The expenses of soliciting proxies will be paid by eMagin. eMagin has retained Innisfree M&A Incorporated to assist in soliciting proxies for a fee of up to $40,000, plus costs and expenses. eMagin and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, and employees of Innisfree M&A Incorporated may solicit proxies personally or in writing, by telephone, email, or otherwise. eMagin will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, eMagin, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials through the internet, you are responsible for any internet access charges you may incur.
Who can help answer my questions?
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact eMagin’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders May Call:
1 (877) 717-3930 (TOLL-FREE from the U.S. and Canada)
or
+1 (412) 232-3651 (From other countries)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Parent, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; (iii) potential delays in the consummation of the proposed transaction; (iv) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on the Company’s business and general economic conditions; (vii) the Company’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the ability of the Company to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.
Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

THE PARTIES
eMagin Corporation
eMagin Corporation
700 South Drive, Suite 201
Hopewell Junction, NY 12533
(845) 838-7900
eMagin designs, develops, manufactures and markets organic light emitting diode, or OLED miniature displays, which eMagin refers to as OLED-on-silicon microdisplays, virtual imaging products that utilize OLED microdisplays, and related products. eMagin also performs research in the OLED field. eMagin is one of the leading U.S. producers of OLED microdisplays and manufactures its products at its facility located in the Hudson Valley of New York State. Its virtual imaging products integrate OLED technology with silicon chips to produce high-resolution microdisplays which, when viewed through a magnifying headset, create virtual images that appear comparable in size to that of a computer monitor or a large-screen television. Its products enable its original equipment manufacturer, or OEM, customers in the military, consumer and commercial markets to develop and market improved or new electronic products. eMagin believes its Direct Patterning Technology, or dPd™, could significantly transform the way the world consumes information. Since 2001, its microdisplays have been used in AR/VR, aircraft helmets, heads-up display systems, thermal scopes, night vision goggles, weapon systems and a variety of other applications.
eMagin’s common stock trades on the NYSE American under the symbol “EMAN”. Its principal executive office is located at 700 South Drive, Suite 201, Hopewell Junction, NY 12533. Its telephone number is (845) 838-7900, and its Internet address is http://www.emagin.com. Information on eMagin’s website is not incorporated by reference into or otherwise part of this proxy statement. Additional information about eMagin is contained in our public filings. See the section of this proxy statement titled “Where You Can Find Additional Information.”
Samsung Display Co., Ltd.
Samsung Display Co., Ltd. is a global leader of cutting-edge display solutions. Parent diversifies display applications not only for smartphones, TVs, laptops, and monitors but also for smartwatches, game consoles and automotive applications, and has close partnerships with a variety of global manufacturers. Parent is leading the foldable display market based on its innovative technology, enabling the world’s first mass-production of OLED and Quantum Dot-OLED, and endeavors to develop next-generation technology such as slidable, rollable, and stretchable displays to provide new experiences and possibilities to consumers. Parent prioritizes environmental and social values throughout the entire process of product manufacturing.
Parent’s principal executive office is located at 1 Samsung-Ro, Giheung-Gu, Yong-In City, Gyeonggi-Do, Korea 17113, its telephone number is +82-31-5181-1114 and its Internet website address is https://www.samsungdisplay.com/eng/index.jsp. The information provided on or accessible through Parent’s website is not part of this proxy statement and is not incorporated in this proxy statement by this or any other reference to Parent's website provided in this proxy statement.
Emerald Intermediate, Inc.
Emerald Intermediate, Inc., a wholly-owned subsidiary of Parent, is a Delaware corporation that was formed on May 9, 2023 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger.
Silk USA’s principal executive office is located at 3655 N 1st St, San Jose, CA 95134, and its telephone number is +82-31-5181-1114.
Emerald Merger Sub, Inc.
Emerald Merger Sub, Inc., a wholly-owned subsidiary of Silk USA, is a Delaware corporation that was formed on May 9, 2023 for the sole purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement, including the Merger. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will be merged with and into eMagin, with eMagin surviving the Merger as a wholly-owned subsidiary of Silk USA.
Merger Sub’s principal executive office is located at 3655 N 1st St, San Jose, CA 95134, and its telephone number is +82-31-5181-1114.

THE SPECIAL MEETING
We are furnishing this proxy statement to the holders of eMagin common stock and eMagin Series B Convertible Preferred Stock as part of the solicitation of proxies by the eMagin Board for use at the Special Meeting and at any adjournments or postponements thereof.
Date, Time and Place
The Special Meeting will be held virtually on Thursday, August 31, 2023, at 9:00 am, Eastern time. Stockholders will be able to attend the Special Meeting by registering online at https://www.cstproxy.com/emagin/sm2023, where you, or your proxy, will be able to vote electronically and examine the list of stockholders entitled to vote at the Special Meeting. eMagin is conducting the Special Meeting solely online via the Internet through a live webcast and online stockholder tools. We continue to use the virtual meeting format to facilitate stockholder attendance and participation by leveraging technology to communicate more effectively and efficiently with our stockholders.
Purpose of the Special Meeting
At the Special Meeting, holders of eMagin common stock and eMagin Series B Convertible Preferred Stock will be asked to consider and vote on the following proposals:
•
a proposal to adopt the Merger Agreement;

•
a proposal to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger; and

•
a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

A copy of the Merger Agreement is attached as Annex A to this proxy statement.
Recommendation of the eMagin Board
After careful consideration, the eMagin Board unanimously: (1) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger; (2) determined that the Merger and the other transactions contemplated by the Merger Agreement are in the best interests of the Company and its stockholders; (3) authorized and approved the execution, delivery and performance of the Merger Agreement and the Merger on the terms and subject to the conditions set forth therein; (4) resolved to recommend, and thereby recommended, that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL; and (5) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption at the Special Meeting. Accordingly, the eMagin Board recommends that stockholders vote “FOR” the proposal to adopt the Merger Agreement, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies.
For a discussion of the material factors that the eMagin Board considered in determining to recommend the adoption of the Merger Agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the eMagin Board.”
Record Date and Stockholders Entitled to Vote
Only holders of eMagin common stock and eMagin Series B Convertible Preferred Stock of record as of the close of business on July 20, 2023, the record date for the Special Meeting, are entitled to receive notice of and to vote the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock they held on the record date at the Special Meeting.
As of the close of business on the record date, there were 83,187,916 shares of Company common stock and 5,356 shares of Company Series B Convertible Preferred Stock, convertible into 17,723,362 shares of Company common stock, outstanding and entitled to vote at the Special Meeting. The holders of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock vote together as a single class on all proposals described in this proxy statement, except for the Merger Proposal, a separate vote of Company Series B Convertible Preferred Stock is required. The adoption of the Merger Agreement requires the affirmative vote of stockholders holding a majority of the voting power of the outstanding shares of eMagin common stock and eMagin Series B Convertible Preferred Stock entitled to vote thereon as of the close of business on the record date and an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock.
A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose germane to the Special Meeting beginning ten days prior to the Special Meeting and ending on the date of the Special Meeting at our corporate headquarters and principal executive offices located at 700 South Drive, Suite 201, Hopewell Junction, NY 12533. Such list will also be available during the webcast of the virtual meeting at https://www.cstproxy.com/emagin/sm2023.
Quorum
The presence at the meeting, virtually or by proxy, of the holders of a majority of the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock (on an as-converted basis with the common stock) issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. Each share of eMagin Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of eMagin common stock issuable upon conversion of the eMagin Series B Convertible Preferred Stock. Thus, the presence of the holders of Company common stock and Company Series B Convertible Preferred Stock (on an as-converted basis with the common stock) representing at least 50,455,640 votes will be required to establish a quorum.
If a quorum shall fail to attend the Special Meeting, the holders of a majority of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock (on an as-converted basis with the common stock) so present or represented may adjourn the meeting from time to time until a quorum shall have been obtained. The inspector of election appointed for the Special Meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.
If a beneficial owner of shares of eMagin common stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of relevant shares. eMagin does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine. As a result, no broker will be permitted to vote your shares of eMagin common stock at the Special Meeting without receiving instructions. Failure to instruct your bank, broker or other nominee as to how to vote your shares of eMagin common stock will have the same effect as a vote “AGAINST” the Merger Agreement.
If a quorum is not present, the only business that can be transacted at the Special Meeting is the adjournment or postponement of the meeting to another date or time.
Vote Required
The Merger cannot be completed unless the Merger Agreement is adopted by (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock ((A) and (B) collectively, “Company Stockholder Approval”). Each share of eMagin common stock is entitled to one vote on each matter presented for vote at the Special Meeting. Each share of eMagin Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of eMagin common stock issuable upon conversion of the eMagin Series B Convertible Preferred Stock.
The Compensation Proposal and Adjournment Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis.
Adoption of the Merger Proposal
The approval of the Merger Proposal requires (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock. Shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Merger Proposal.
The Support Agreement obligates Supporting Stockholders to, among other things, vote the Subject Shares in favor of the approval and adoption of the Merger Agreement. The Subject Shares include 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock. Subject Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock, which are sufficient to constitute an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock.
Under the Merger Agreement, stockholder approval of the Merger Proposal is a condition to the consummation of the Merger.
Approval of the Compensation Proposal
The Compensation Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis. Shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have no effect on the outcome of the Compensation Proposal.
The vote on the Compensation Proposal is a vote separate and apart from the vote to adopt the Merger Agreement.
Approval of the Adjournment Proposal
The Adjournment Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis. Shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.
The vote on the Adjournment Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. The Company does not intend to call a vote on this proposal if the Merger Proposal is approved at the Special Meeting.

Tabulation of Votes; Results
The Company will retain an independent party to receive and tabulate the proxies and ballots, and to serve as the inspector of election to certify the results of the Special Meeting.
Voting Procedures
Whether or not you plan to attend the Special Meeting virtually and regardless of the number of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock you own, your careful consideration of, and vote on, the Merger Agreement is important and we encourage you to vote promptly.
To ensure that your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock are voted at the Special Meeting, we recommend that you promptly submit your proxy, even if you plan to attend the Special Meeting virtually, using one of the following three methods:
•
Vote via the Internet. Follow the instructions for Internet voting shown on the proxy card mailed to you.

•
Vote by Telephone. Follow the instructions for telephone voting shown on the proxy card mailed to you.

•
Vote by Proxy Card. Complete, sign, date and return the enclosed proxy card by mail in the prepaid reply envelope.

The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock for the matters brought before the Special Meeting as described in this proxy statement and confirm that your proxy has been properly recorded.
Votes submitted by telephone or via the Internet for the matters brought before the Special Meeting as described in this proxy statement must be received prior to the start of the Special Meeting on 9:00 am, Eastern time, August 31, 2023, or according to the instructions from your bank, broker or other nominee.
If you submit your proxy via the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail, the persons named as proxies will vote your shares according to your instructions. If you are a stockholder with shares of eMagin common stock or eMagin Series B Convertible Preferred Stock registered in your name and submit your proxy but do not direct the persons named as proxies how to vote your shares on a proposal to be brought before the Special Meeting, the persons named as proxies will vote your shares in favor of the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
If you are a beneficial owner of shares of eMagin common stock held in “street name” by a bank, broker or other nominee, you must follow the instructions from your bank, broker or other nominee in order to vote your shares. If you follow the instructions from your bank, broker or other nominee for voting your shares, then your bank, broker or other nominee will vote your shares according to your instructions. Under applicable rules, your bank, broker or other nominee has authority to vote your shares only if you provide instructions on how to vote by properly completing the voting instruction form sent to you by your bank, broker or other nominee with this proxy statement. If you do not provide voting instructions to your bank, broker or other nominee on a proposal to be brought before the Special Meeting, your shares will not be voted on that proposal, and if you do not provide voting instructions on any of the proposals to be brought before the Special Meeting, your shares will not be deemed to be in attendance at the meeting.
Revocation of Proxies
If you are a stockholder with shares of eMagin common stock or eMagin Series B Convertible Preferred Stock registered in your name, you may revoke your proxy at any time prior to the time it is voted by:
•
filing with our Chief Financial Officer a written notice of revocation bearing a later date than the proxy;

•
properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities described under “The Special Meeting — Voting Procedures”;

•
duly completing a later-dated proxy relating to the same shares and delivering it to Chief Financial Officer; or

•
attending the Special Meeting online and voting electronically during the meeting (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our offices at eMagin Corporation, 700 South Drive, Suite 201, Hopewell Junction, NY 12533, Attention: Chief Financial Officer, before the taking of the vote at the Special Meeting. If you want to revoke your proxy by sending a new proxy card or an instrument revoking the proxy to the Company, you should ensure that you send your new proxy card or instrument revoking the proxy in sufficient time for it to be received by the Company prior to the Special Meeting. If you are a beneficial owner of shares of eMagin common stock held in “street name,” you must contact your bank, broker or other nominee to change your vote or obtain a legal proxy to vote your shares electronically at the Special Meeting.
Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.
Voting at the Special Meeting
The Special Meeting will be held virtually. There will be no physical location for stockholders to attend. You will be able to attend the Special Meeting by registering online at https://www.cstproxy.com/emagin/sm2023.
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Stockholders of record:   If you are a stockholder of record, in order to participate in the Special Meeting, you will need your control number included on the proxy card or the voting instruction form previously distributed to you. If you are a stockholder of record, you may vote electronically during the Special Meeting using your control number by following the instructions available at https://www.cstproxy.com/emagin/sm2023.

•
Stockholders holding shares in “street” name:   If your shares are held in “street name” through a brokerage firm, bank, trust or other similar organization and you do not have a control number, in order to participate in the Special Meeting, you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of eMagin common stock you held as of the record date, your name and email address. If you hold your eMagin common stock in “street name,” you must obtain the appropriate documents from your broker, bank, trustee, or nominee, giving you the right to vote the shares at the Special Meeting.

Instructions on how to attend and participate in the Special Meeting via the webcast are available at https://www.cstproxy.com/emagin/sm2023.
You should ensure that you have a strong Internet connection and allow plenty of time to log in and ensure that you can hear streaming audio. You may begin to log in to the virtual-only meeting platform 15 minutes prior to the start of the Special Meeting. We will offer live technical support for all stockholders attending the meeting. Technical support phone numbers will be available on the virtual-only meeting platform and posted in the confirmation email you will receive after registering online to attend at https://www.cstproxy.com/emagin/sm2023.
If you hold your eMagin common stock in “street name,” you must obtain the appropriate documents from your broker, bank, trustee, or nominee, giving you the right to vote the shares at the Special Meeting. For beneficial owners of shares of eMagin common stock held in “street name,” in addition to providing identification as outlined for record holders above, you will need a legal proxy from your broker or a recent brokerage statement or letter from your broker reflecting your stock ownership as of the record date. Please note that unless you have a legal proxy from your bank, broker or other nominee, you will not be able to vote any shares held in “street name” virtually at the Special Meeting. Please note that even if you plan to virtually attend the Special Meeting, we recommend that you vote by Internet, telephone or by mail, using the enclosed proxy card in advance, to ensure that your shares will be represented.
Solicitation of Proxies
The eMagin Board is soliciting proxies for the Special Meeting from its stockholders. The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request banks, brokers and other nominees to solicit their customers who have eMagin common stock or eMagin Series B Convertible Preferred Stock registered in their names and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice. We may also use the services of our directors, officers and other employees to solicit proxies, personally, by telephone or by electronic means, without additional compensation. In addition, the Company has retained Innisfree M&A Incorporated to solicit stockholder proxies at a fee of up to $40,000 plus reasonable expenses. We have also agreed to indemnify Innisfree M&A Incorporated against certain losses, damages and expenses.
Adjournments
The Special Meeting may be adjourned from time to time to another time and/or place under our Amended and Restated By-Laws by the holders of a majority of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock so present or represented may adjourn the meeting from time to time until a quorum shall have been obtained. Under our Amended and Restated By-Laws, notice need not be given of any such adjournment of less than 120 days if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned special meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 120 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present virtually and vote at such adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the time such proxies are voted at the reconvened meeting.
The Adjournment Proposal set forth in this proxy statement relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to adopt the Merger Agreement. eMagin retains full authority to the extent set forth in its Amended and Restated By-Laws and Delaware law to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any eMagin stockholder.
Voting by Company Directors and Executive Officers
As of the record date for the Special Meeting, the directors and executive officers of eMagin beneficially owned in the aggregate 834,956 shares of eMagin common stock and 120 shares of Company Series B Convertible Preferred Stock, convertible into 397,088 shares of Company common stock entitled to vote at the Special Meeting, representing approximately 1.2% of the total voting power of the outstanding shares of eMagin common stock and eMagin Series B Convertible Preferred Stock entitled to vote at the Special Meeting. Our directors and executive officers have informed us that, as of the date of this proxy statement, they intend to vote all of their respective shares of eMagin common stock and eMagin Series B Convertible Preferred Stock (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal and (3) “FOR” the Adjournment Proposal.
Certain of the Company’s directors and executive officers have interests in the Merger that may be different from, or in addition to, those of the Company’s stockholders generally. For more information, please see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”

Support Agreement
In connection with the execution of the Merger Agreement, Supporting Stockholders have entered into a Support Agreement with Parent. Subject to its terms, the Support Agreement obligates Supporting Stockholders to, among other things, vote Subject Shares in favor of the adoption of the Merger Agreement, against any proposal for an alternative control transaction and, subject to certain exceptions, not transfer any shares of Company common stock and Company Series B Convertible Preferred Stock prior to the termination of the Support Agreement. The Support Agreement will terminate as of the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with the termination provisions of the Merger Agreement, (c) the amendment of the Merger Agreement, without the prior written consent of the Supporting Stockholders, in a manner that affects the economics or material terms of the Merger Agreement in a manner that is adverse to the Company or its stockholders (including with respect to the reduction of or the imposition of any restriction on the Supporting Stockholders’ right to receive the Merger Consideration, or any reduction in the amount or change in the form of the Merger Consideration), and (d) the date that is six (6) months after May 17, 2024 (or, if the Outside Date is automatically extended for 90 days pursuant to the terms of the Merger Agreement, the date that is six (6) months after August 15, 2024).
As of the close of business on the record date, Subject Shares included 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock. Subject Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock. Supporting Stockholders did not receive and will not receive any additional compensation by entering into the Support Agreement other than the Merger Consideration specified in the Merger Agreement and this proxy statement.
See the section entitled “Support Agreement” for further information.
Other Matters
At this time, we know of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting, your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock will be voted in accordance with the discretion of the appointed proxy holders.
Assistance; Proxy Solicitor
If you need assistance in completing your proxy card or have questions regarding the Special Meeting, please contact eMagin’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders May Call:
1 (877) 717-3930 (TOLL-FREE from the U.S. and Canada)
or
+1 (412) 232-3651 (From other countries)

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
As discussed elsewhere in this proxy statement, at the Special Meeting holders of eMagin common stock and eMagin Series B Convertible Preferred Stock will consider and vote on a proposal to adopt the Merger Agreement. The Merger cannot be completed without the adoption of the Merger Agreement by the requisite vote of eMagin stockholders. You are urged to carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Merger, including the information set forth under the sections of this proxy statement titled “The Merger” and “The Merger Agreement.” A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety.
The approval of the Merger Proposal requires the affirmative vote (A) the holders of a majority of the voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at the Special Meeting, voting together as a single class on an as-converted to Company common stock basis, and (B) the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock. Accordingly, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Merger Proposal. The Support Agreement obligates Supporting Stockholders to, among other things, vote the Subject Shares in favor of the approval and adoption of the Merger Agreement. The Subject Shares include 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock. Subject Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock, which are sufficient to constitute an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock.
The eMagin Board recommends a vote “FOR” the approval of the Merger Proposal.

PROPOSAL 2: NON-BINDING, ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION
As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, eMagin is providing its stockholders with a separate non-binding, advisory vote to approve certain compensation that may be paid or become payable to its named executive officers in connection with the Merger, as described in the table entitled “Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger” under “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
The Company Board unanimously recommends that the stockholders of eMagin approve the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to eMagin’s named executive officers in connection with the Merger, and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to Item 402(t) of Regulation S-K in the table in the section entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger — Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger,” including the footnotes to the table and the related narrative discussion, is hereby APPROVED.”
The Compensation Proposal is a vote separate and apart from the Merger Proposal. Accordingly, you may vote to approve and adopt the Merger Proposal and vote not to approve the Compensation Proposal and vice versa. Because the Compensation Proposal is advisory only, it will not be binding on any of eMagin, Silk USA or Parent. Accordingly, if the Merger Proposal is approved and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto under the applicable compensation agreements and arrangements, regardless of the outcome of the non-binding, advisory vote of eMagin stockholders.
The above approval of the Compensation Proposal, on a non-binding, advisory basis, requires a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis. Accordingly, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have no effect on the outcome of the Compensation Proposal.
The eMagin Board recommends a vote “FOR” the Compensation Proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL
We are asking that you approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
eMagin is asking stockholders to authorize the holder of any proxy solicited by the eMagin Board to vote in favor of any adjournment of the Special Meeting, if necessary or appropriate, as determined by the Company, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal at the time of the Special Meeting.
The Adjournment Proposal cannot be adopted without a majority of the votes cast with the Company common stock and Company Series B Convertible Preferred Stock voting together as a single class on an as-converted to Company common stock basis. Accordingly, shares deemed not in attendance at the Special Meeting (whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee), abstentions and broker non-votes will have no effect on the outcome of the Adjournment Proposal.
The vote on the Adjournment Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. eMagin does not intend to call a vote on this proposal if the Merger Proposal is approved at the Special Meeting.
The eMagin Board recommends a vote “FOR” approval of the Adjournment Proposal.

THE MERGER
General Description of the Merger
The Company, Parent, Silk USA and Merger Sub entered into the Merger Agreement on May 17, 2023. A copy of the Merger Agreement is included as Annex A to this proxy statement. On the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue as the surviving corporation of the Merger as a wholly owned subsidiary of Silk USA.
At the Effective Time, and without any action by any stockholder, (i) you will be entitled to receive $2.08 in cash, without interest and less any applicable withholding taxes (the “Per Share Merger Price”), for each share of Company common stock that you own as of the Effective Time, unless you seek and perfect your statutory appraisal rights under Delaware law, and (ii) you will be entitled to the right to receive cash, without interest and less any applicable withholding taxes, in an amount equal to (x) the total number of shares of Company common stock issuable upon conversion of the Company Series B Convertible Preferred Stock in accordance with the Company Certificate of Incorporation and Certificate of Designations of Series B Convertible Preferred Stock that you own immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price, payable upon surrender of such shares of Company Series B Convertible Preferred Stock in the manner provided in the Merger Agreement, unless you seek and perfect your statutory appraisal rights under Delaware law.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Company Board or respective committees thereof or the representatives of the Company, Parent and other parties.
The Company Board, together with the Company’s executive management team (“Company Management”), regularly evaluates the Company’s historical performance, future growth prospects and overall strategic direction in light of the evolving business and economic environment. This evaluation has entailed reviewing the Company’s long-term strategy as a standalone company and considering potential opportunities for business combinations, acquisition or sale transactions, and other financial and strategic alternatives with a view towards enhancing shareholder value.
On August 23, 2022, Dr. Amal Ghosh, the Company’s Chief Operating Officer, met with representatives of Parent at the International Meeting on Information Displays conference in South Korea. The representatives of Parent expressed interest in further discussion around potentially engaging in a strategic collaboration with the Company, including in the form of a strategic partnership focused on expanding the manufacturing of, and customer access to, the Company’s products. Parent noted it would need to conduct further technical and intellectual property focused due diligence, and the representatives of Parent expressed interest in visiting the Company’s offices in the near-term. The Company and the Parent had previously entered into a commercial non-disclosure agreement in June 2022 (which did not contain a standstill provision) with a view of exploring a potential commercial relationship.
On August 29, 2022, the Company and Parent entered into a commercial non-disclosure agreement, which provided for certain representatives of Parent to obtain limited access to the Company’s intellectual property and did not contain a standstill provision, ahead of a proposed visit by employees of Parent to the Company’s headquarters in Hopewell Junction, New York, in order to learn more about the Company’s technology and products.
From September 7, 2022 through September 9, 2022, representatives of Parent participated in intellectual property focused due diligence sessions at the Company’s headquarters regarding the potential for a strategic manufacturing partnership (the “September Visit”).
On September 9, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of the Company’s outside legal counsel, Goodwin Procter LLP (“Goodwin”), in attendance. Company Management provided an update on the September Visit and the due diligence that had been undertaken by Parent. The Company Board discussed a possible manufacturing collaboration or other potential strategic transactions with Parent, and the potential merits of each. The Company Board instructed Company Management to provide regular updates on discussions and to promptly inform the Company Board if Parent were to make any proposals for a strategic transaction.
On September 20, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. Dr. Ghosh provided an update on Parent’s feedback from the September Visit and on a proposed in-person meeting in South Korea with Parent to further discuss the potential for a strategic manufacturing partnership. At this time, Parent had not yet made any proposals for a potential strategic transaction. The Company Board discussed and authorized the in-person meeting and for Company Management to continue discussions with Parent.
On October 6, 2022, Dr. Ghosh met with representatives of Parent in South Korea to discuss the framework and logistics for a potential strategic collaboration or other transaction between the parties (the “October Visit”). During the October Visit, Company Management and Parent discussed for the first time the possibility of a potential acquisition of the Company by Parent.
On October 7, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. Dr. Ghosh discussed the October Visit, including Parent’s interest in potentially acquiring the Company. The Company Board considered and discussed different forms of potential strategic transactions with Parent, taking into consideration that Parent may be interested in acquiring all of the Company’s outstanding equity securities. The Company Board was supportive of continued discussions with Parent and authorized Nomura, who had been the Company’s historical financial advisor with respect to sell-side opportunities, to discuss the possible transaction with representatives of Evercore Group L.L.C., financial advisor to Parent (“Evercore”), to learn more and understand what terms Parent would propose for an acquisition transaction.
On October 10, 2022, Company Management and representatives of Nomura spoke via telephone to discuss the possible transaction and the details of Nomura’s engagement as financial advisor to the Company in connection with a potential transaction with Parent or with another party.
On October 11, 2022, representatives of Nomura and representatives of Evercore spoke via telephone to discuss a potential strategic transaction between the Company and Parent. At the direction of the Company Board, Nomura delivered the message to representatives of Parent that the Company Board was open to discussing a potential strategic transaction, but that the Company would need a formal letter of interest prior to engaging further with Parent, setting forth Parent’s preliminary proposal for such a transaction and the proposed structure thereof.
On October 12, 2022, Parent submitted a non-binding letter of interest to the Company stating Parent was prepared to make a non-binding proposal to acquire the Company, subject to customary legal, business and financial due diligence (the “October Letter of Interest”). The October Letter of Interest did not contain a formal proposal or any pricing or other proposed terms for such a transaction.
On October 14, 2022, the Company Board held a meeting with Company Management and representatives of Nomura and Goodwin in attendance. Representatives of Nomura reviewed the October Letter of Interest and presented some initial observations about what Parent might propose in light of the Company’s trading history. The Company Board discussed the Company’s response to the letter of interest, and the Company Board determined that they would work with Company Management to continue to assess the Company’s response to the October Letter of Interest, in order to determine what information Parent would need to make a more detailed proposal to the Company.
On October 17, 2022, Dr. Jill J. Wittels, chair of the Company Board, Ellen Richstone, member of the Company Board and Chair of the Audit Committee, and members of Company Management, including Andrew G. Sculley, Chief Executive Officer, Mark Koch, Chief Financial Officer, and Dr. Ghosh, spoke via telephone to discuss negotiation strategy and preparation of certain financial information to be included in a presentation that the Company would make to Parent to showcase the Company’s technology and attractiveness as a strategic transaction partner.

On October 18, 2022, Company Management spoke via telephone with Nomura to discuss various process matters relating to the potential strategic transaction with Parent, including the preparation of forecasted financial information about the Company. Also on October 18, 2022, Company Management spoke via telephone with Goodwin to discuss various process matters relating to the potential strategic transaction with Parent, including due diligence timing and the Company’s anticipated working capital needs and liquidity position.
On October 21, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. Company Management reviewed the status of discussions with Parent, and provided an update on the proposed due diligence process for Parent to be able to make a more detailed proposal for a strategic transaction with the Company. The Company Board noted its support for Company Management and Nomura continuing discussions with Parent if it appeared possible that the parties could reach an agreement on terms, including price per share, that were satisfactory to the Company Board and that the Company Board thought were in the best interests of the Company and its stockholders. Company Management then presented to the Company Board potential manufacturing and licensing scenarios for the Company’s AR/VR display technologies as an alternative to a possible strategic transaction with Parent. The Company Board then discussed the proposed engagement with Nomura and determined to proceed with the formal engagement of Nomura as its financial advisor, noting Nomura’s deep familiarity with the Company and its technologies, extensive expertise and knowledge of the industry in which the Company operates and experience advising technology companies in connection with potential strategic transactions. On the basis of these considerations, the Company Board authorized Company Management to negotiate the terms of an engagement letter for the purpose of engaging Nomura.
On October 24, 2022, the Company signed a formal engagement letter with Nomura in connection with the Company’s evaluation of a potential strategic transaction with Parent or another party.
On November 1, 2022, Parent and the Company entered into a new non-disclosure agreement, which included a customary standstill provision. The standstill provision contained customary exceptions, including to permit Parent to make confidential proposals to the Company Board at any time during the term of the standstill. The non-disclosure agreement did not contain any “don’t ask, don’t waive” or similar provisions relating to the standstill obligations.
On November 4, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. At the request of the Company Board, Mr. Sculley reviewed an initial draft of the presentation that the Company was preparing for Parent, which included market information, Company financial information and other Company information. The Company Board and Company Management discussed the financial information and proposed updates to the presentation, including updates related to disclosures about the Company’s intellectual property.
On November 7, 2022, Company Management spoke via telephone with Nomura to discuss the financial information prepared by Company Management and included in the presentation, which included (i) a “base case” forecast (“Base Case Forecast”), (ii) an illustrative case forecast assuming additional revenues and profits in the future from licensing the Company’s dPd and WOLED+CF technology (the “Illustrative Upside Case Forecast”) and (iii) an analysis, from the perspective of a potential acquirer or strategic manufacturing partner, of the Company’s technologies (the “Mass Manufacturing Contribution Analysis”). The Mass Manufacturing Contribution Analysis, unlike the Base Case Forecast and the Illustrative Upside Case Forecast, would require extensive capital investment, as well as manufacturing and scaling capabilities, and did not form a part of the Company’s business plan. The Base Case Forecast, the Illustrative Upside Case Forecast and the Mass Manufacturing Contribution Analysis are more fully described in the section titled “Certain Financial Projections.”
On November 8, 2022, Company Management, Paul Cronson, a director of the Company, and Nomura spoke via telephone to discuss the presentation and the projected financial information. From November 16, 2022 to December 8, 2022, Company Management proceeded to conduct multiple business, financial and legal due diligence sessions with representatives of Parent.
On November 18, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of Nomura and Goodwin in attendance. Representatives of Nomura and the Company Board discussed potential next steps and timing relating to negotiating a potential strategic transaction with Parent. The Company Board also discussed other potential strategic transactions and possible counterparties for such, as well as other potential alternative courses of action, including remaining a standalone public company. Mr. Koch reviewed the updated version of the Company’s proposed presentation to Parent. The Company Board was supportive of Company Management and Nomura making the presentation to Parent, as the Company Board believed the presentation would help the Company negotiate more favorable terms for the Company in connection with the proposed transaction with Parent. The Company Board approved the Base Case Forecast, the Illustrative Upside Case Forecast and the Mass Manufacturing Contribution Analysis and directed Nomura to use the Base Case Forecast for the preparation of its preliminary financial analyses. As stated above, the Board believed the Mass Manufacturing Contribution Analysis would require extensive capital investment, as well as manufacturing and scaling capabilities, and did not form a part of the Company’s business plan as a stand-alone company. Additionally, the Illustrative Upside Case Forecast included more aggressive assumptions compared to the Base Case Forecast and compared to financial forecasts prepared by management for periodic review by the Board and as historically used by management to formulate and communicate financial guidance to investors and analysts.
On November 29, 2022, Company Management and representatives of Nomura presented to representatives of Parent. The presentation included: (i) a market overview; (ii) an overview of the Company’s products and technology; (iii) a financial overview, which included the Base Case Forecasts, the Illustrative Upside Case Forecasts and the Mass Manufacturing Contribution Analysis; and (iv) an appendix which included: (a) a backlog summary, (b) a pipeline summary and (c) a cash flow analysis and liquidity overview.
On December 6, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of Nomura and Goodwin in attendance. Mr. Sculley reviewed the status of Parent’s preliminary due diligence, including diligence related to the Company’s existing government award agreements. Representatives of Nomura provided an update on the potential strategic transaction with Parent.
On December 15, 2022, Parent submitted a preliminary, non-binding written proposal to acquire all of the outstanding capital stock of the Company for $1.10 (the “December Proposal”). The $1.10 per share offer price implied a premium to the Company’s closing price on October 6, 2022, the date of the October Visit, of approximately 77.4% and implied a premium of approximately 37.5% based on the closing stock price of the Company common stock on December 15, 2022, the date of the December Proposal. The December Proposal noted that it was not subject to any financing condition and was subject to and conditioned upon the formal approval of the management of Parent and satisfactory completion of Parent’s due diligence. The December Proposal also outlined Parent’s strategic rationale for the potential transaction and that the transaction would be subject to customary closing conditions, but did not include any other transaction terms.
On December 16, 2022, the Company Board held a regularly scheduled meeting with Company Management and representatives of Nomura and Goodwin in attendance. At the request of the Company Board, representatives of Nomura provided its initial observations regarding the December Proposal, as well as a preliminary financial analysis of the Company on a standalone basis. Following discussions, the Company Board determined that Parent’s per share offer price was inadequate, but indicated its support of Company Management continuing to negotiate with Parent in order to seek improved business terms, including a higher price per share. The Company Board discussed other strategic initiatives, including the timing for potential outreach to other potential strategic partners, including Strategic Partner 1, Strategic Partner 2 and Strategic Partner 3, with which the Company had existing commercial relationships, to determine whether each would be interested in a potential strategic transaction with the Company. Given the facts and circumstances, the Company believed that it would be appropriate to conduct outreach to additional potential strategic partners and commence a pre-signing market check once the Company received an acceptable acquisition proposal from Parent.
On December 19, 2022, representatives of Nomura and Evercore spoke via telephone to discuss the December Proposal. Nomura delivered the Company Board’s feedback to the December Proposal, including the Company Board’s rejection of the price per share as inadequate, and outlined the Company Board’s openness to a potential strategic transaction with Parent, and indicated that any offer to acquire the Company would need to provide more value to shareholders in the way of a higher price per share.
On January 10, 2023, Parent delivered to the Company a revised non-binding written proposal to acquire all of the outstanding capital stock for $1.20 (the “January Proposal”), an increase of $0.10 per share in cash from the December Proposal. The $1.20 per share offer price implied a premium to the Company’s closing price on October 6, 2022, the date of the October Visit, of approximately 93.5%, an increase of 9.1% on the December Proposal and implied a premium of approximately 30.4% based on the closing stock price of the Company common stock on January 10, 2023, the date of the January Proposal. The January Proposal was subject to formal approval of the Parent’s management and satisfactory completion of Parent’s due diligence review. Parent also requested the parties enter into exclusivity for four weeks from a date of being granted access to a completely populated virtual data room.
On January 13, 2023, the Company Board held a regularly scheduled meeting with Company Management and representatives of Nomura and Goodwin in attendance. At the request of the Company Board, representatives of Nomura provided its initial observations regarding the January Proposal, as well as a preliminary financial analysis of the Company on a standalone basis. The Company Board determined that the January Proposal, including the price per share, was still inadequate and that the January Proposal was not sufficient to warrant exclusivity at the time.
On January 13, 2023, Company Management and Mr. Cronson spoke with a representative of Stillwater Holdings LLC, f/k/a Stillwater LLC (“Stillwater LLC”) via telephone. The Company reached out to Stillwater LLC because any acquisition of the Company would require the approval of a majority of the Company Series B Convertible Preferred Stock in addition to the requisite majority vote of Company common stock and Stillwater LLC and its affiliates owned approximately 97.8% of the Series B Convertible Preferred Stock at such time. The Company did not discuss the transaction or provide the identity of Parent to Stillwater LLC. The parties agreed to meet again the following week.
On January 15, 2023, the Company Board held a meeting with Company Management and representatives of Goodwin in attendance. The Company Board and Company Management reviewed the status of discussions with Parent, including the Company Board’s proposed response to the January Proposal. The Company Board instructed Company Management and Nomura to further discuss the Company’s formal response to the January Proposal, which would include the Company Board’s position that Parent’s proposed price per share was still inadequate.
On January 18, 2023, Company Management and representatives of Nomura had further discussions with representatives of Stillwater LLC. Company Management and Stillwater LLC each acknowledged Stillwater LLC’s confidentiality obligations under existing agreements, and Company Management emphasized that information about a potential strategic transaction was material non-public information. At this time, Company Management and representatives of Nomura informed the representatives of Stillwater LLC of the identity of the Parent and the preliminary terms of the January Proposal. During this meeting, representatives of Stillwater LLC made it known that in order for it to support any potential transaction, the per share consideration must be materially higher than what was included in the January Proposal. Additionally, representatives of Stillwater LLC suggested that the Company make further outreach to additional potential strategic partners.
On January 22, 2023, representatives of Nomura and Evercore had a phone conversation in which Nomura delivered the message that the Company Board is prepared to engage with the Parent on an exclusive basis provided that the offer price is in a range between $2.00 per share and $2.50 per share. Additionally, Nomura delivered the message that the Company Board would prefer all-cash consideration, but it would be open to an offer structured as a mix of cash and stock if it could help bridge any gap in valuation.
On January 27, 2023, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. Mr. Sculley provided an update on the status of discussions with Parent and noted that representatives of Parent intended to visit the Company to further discuss the potential transaction and to tour the Company’s facilities. The Company Board indicated its support of the visit and Company Management continuing to negotiate improved preliminary business terms, including a higher price per share.

On January 30, 2023, representatives of Nomura and Evercore had a meeting in New York to discuss the Company Board feedback provided on January 22 by Nomura to Evercore. Nomura reiterated the Company Board’s message that the Company would not accept an offer that does not reflect the value of the Company’s technology. Evercore expressed a willingness to explore alternative consideration forms and structures of merger consideration, such as contingent value rights (“CVR”), in order to bridge a valuation gap while addressing Parent’s concerns regarding potential risks associated with further development of Company’s technology.
On February 3, 2023, Dr. Ghosh and a representative of Parent spoke via telephone to discuss the potential transaction. Parent proposed in-person meetings with Company Management in the U.S. to further negotiate the terms of the potential transaction, and Dr. Ghosh stated that he would further discuss with the Company Board.
On February 8, 2023, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. Dr. Ghosh reviewed the status of discussions with Parent and noted that representatives from Parent would be travelling to Boston, Massachusetts, for an in-person meeting with Company Management. The Company Board authorized Company Management to hold in-person discussions with Parent.
On February 9, 2023, the Company and Stillwater LLC entered into a transaction-specific non-disclosure agreement, which included a provision prohibiting Stillwater LLC from using or disclosing material nonpublic information, as a prerequisite to obtain detailed information on the potential transaction. The non-disclosure agreement did not contain a standstill provision.
On February 13, 2023, Mr. Sculley, Mr. Koch and Dr. Ghosh met in-person in Boston, Massachusetts, with representatives of Parent to discuss purchase price, including a possible mixed consideration structure comprised of cash and a CVR. Company Management discussed that the CVR could be potentially structured based on technical milestones, and representatives of Parent agreed to explore potential CVR structures based on certain technical milestones.
On February 24, 2023, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. Mr. Koch and Mr. Sculley reviewed the status of discussions with Parent, including providing a recap of the February in-person meetings with Parent and the discussion of a CVR as a component of the consideration in the potential transaction. At the request of the Company Board, representatives from Nomura presented on financial and structural terms of CVR examples it had identified.
On February 27, 2023, Company Management spoke with representatives of Stillwater LLC via telephone to provide a detailed status update regarding the potential strategic transaction with Parent, including with respect to the CVR. Stillwater LLC continued to push for an increase in the consideration per share.
On March 9, 2023, the Company Board held a meeting with Company Management and representatives of Goodwin in attendance. Mr. Sculley reviewed the status of discussions with Parent and the anticipated visit by Company Management to Parent’s offices in South Korea for further discussion of the preliminary business terms of the potential transaction. The Company Board indicated its support for further negotiations with Parent, and discussed strategy for the Company’s outreach to potential strategic counterparties other than Parent.
From March 13, 2023 to March 17, 2023, Mr. Sculley, Mr. Koch and Dr. Ghosh met in-person in Seoul, South Korea, with representatives of Parent. Following the meetings, Joo Sun Choi, President of Parent, delivered to Mr. Sculley, Mr. Koch and Dr. Ghosh an oral proposal to acquire all of the outstanding capital stock of the Company for $1.60, plus a CVR of $0.40 payable in cash upon the achievement of certain technical milestones, an increase of $0.40 per share in cash from the January Proposal (the “March Proposal”). Subsequently, on March 17, 2023, Parent submitted a written proposal reflecting such terms to Company through Evercore. The $2.00 per share offer price (including the value of the CVR) implied an 84% premium to the Company’s 3-month VWAP of $1.09 per share as of March 16, 2023, an increase of 67% on the January Proposal and implied a premium of approximately (i) 223% based on the closing stock price of the Company common stock on October 6, 2022, the date of the October Visit and (ii) 35% based on the closing stock price of the Company common stock on March 16, 2023, the date of the March Proposal. The March Proposal was subject to, among other conditions, satisfactory completion of customary due diligence and execution by Stillwater LLC of a voting and support agreement. Parent also requested the parties enter into an exclusivity arrangement for four weeks from the date of being granted access to a completely populated virtual data room. Company Management indicated that they would discuss the March Proposal with the Company Board.
On March 27, 2023, the Company retained White & Case LLP (“White & Case”) to act as transaction counsel to the Company in connection with the potential strategic transaction with Parent. White & Case was selected by the Company due to its familiarity with transactions of this nature after Stillwater LLC recommended that the Company retain additional legal counsel of the Company’s choosing in connection with the potential transaction with Parent.
On March 29, 2023, Mr. Sculley, Mr. Koch and representatives of Stillwater LLC met in person at the Company’s headquarters to tour the Company’s facilities and discuss the potential strategic transaction with Parent, and Parent’s request that Stillwater LLC enter into a voting and support agreement. Stillwater LLC indicated it would be supportive of such request but continued to push for an increase in the consideration per share.
Later on March 29, 2023, the Company Board held a regularly scheduled meeting with Company Management and representatives of Goodwin in attendance. Dr. Ghosh reviewed the status of negotiations with Parent, including discussion of inclusion of a CVR, and its use as a component of the consideration in the potential transaction as a tool to bridge the gap in price between Parent’s offer price and a price at which the Company Board would be willing to recommend a deal to the stockholders of the Company. Potential milestone triggers for the CVR were discussed. The Company Board was supportive of further discussions around CVR if it would lead to an increase in price in the strategic transaction and authorized Company Management and Nomura to continue negotiating with Parent, but determined that the March Proposal was not sufficient to warrant exclusivity at the time.
On March 30, 2023, representatives of O’Melveny & Myers LLP, legal counsel to Parent (“O’Melveny”), sent representatives of White & Case and representatives of Goodwin an initial draft of the Merger Agreement, which, among other things, reflected the financial terms set forth in the March Proposal and contemplated (i) voting agreements with certain directors and officers of the Company and Stillwater LLC, (ii) the Series B Charter Amendment, (iii) a no-shop provision (a prohibition on soliciting competing offers to purchase the Company following signing), (iv) no reverse termination fee payable by Parent to the Company and (v) additional closing conditions around third party consents and certain representations and warranties being true and correct at signing and closing in all respects.
On March 31, 2023, Company Management met in person with representatives of Parent in Washington D.C. to discuss the status of the due diligence process.
From April 3, 2023, through May 4, 2023, Company Management and representatives of Nomura and Goodwin proceeded to conduct multiple additional due diligence management sessions with representatives of Parent and Parent’s third party advisors. Company Management and representatives of Nomura and Goodwin also continued to respond to Parent’s due diligence requests until the parties’ entry into the Merger Agreement on May 17, 2023.
On April 4, 2023, the Company Board held a meeting with Company Management and representatives of Nomura, White & Case and Goodwin in attendance. Representatives of White & Case gave an overview on the transaction negotiations with Parent. Representatives of White & Case and Goodwin discussed the transaction timeline. The Company Board discussed the contemplated outreach to Strategic Partner 1, Strategic Partner 2, Strategic Partner 3 and other third parties to determine their respective interest in a strategic transaction with the Company, and discussed if such transaction would be likely to lead to a higher price per share for the Company’s stockholders. Representatives of White & Case discussed the Company Board’s fiduciary duties of care and loyalty as those relate to a proposed market check. The Company Board discussed potential funding opportunities, including the possibility of obtaining interim financing for the period between signing the definitive transaction documentation and closing the transaction, as the Company would be restricted from utilizing the At the Market Offering Agreement, dated as of November 18, 2021, by and between the Company and H.C. Wainwright & Co., LLC (the “ATM Agreement”), (i) under the Merger Agreement operating covenants for the period between signing and closing and (ii) due to the existence of material non-public information with respect to the strategic transaction process, even prior to entering into the merger agreement.
On April, 7, 2023, representatives of White & Case sent a revised draft of the Merger Agreement to representatives of O’Melveny, which, among other things, contemplated (i) a reverse termination fee payable by Parent to the Company in the event the transaction did not close under certain circumstances, (ii) a 60 day go-shop period during which the Company would be permitted to solicit competing offers, (iii) a “clear skies” covenant prohibiting Parent from engaging in other M&A transactions that would reasonably be expected to prevent, delay or impede the obtaining of antitrust clearance for the proposed transaction and (iv) a covenant requiring Parent to agree to all necessary remedies imposed by antitrust authorities. The final Merger Agreement did not contain any of the foregoing provisions (i) through (iv). Please see the section titled “The Merger Agreement” for a full description of the final terms of the Merger Agreement.
On April 7, 2023, the Company Board held a regularly scheduled meeting with Company Management and representatives of Nomura, White & Case and Goodwin in attendance. The Company Board discussed the timing and process for the Company’s outreach to Strategic Partner 1 and Strategic Partner 2, as well as Strategic Partner 3 and other potential counterparties, in light of the Company’s existing contractual relationships with Strategic Partner 1 and Strategic Partner 2. The Company Board discussed the Company’s recent increased stock performance and indicated its support for a higher price per share.
On April 11, 2023, representatives of Nomura requested a call to representatives of Evercore. Nomura delivered the Company Board feedback that a higher offer price would be required given the recent Company stock performance and the Company would not engage in any further negotiations on the Merger Agreement. Specifically, the Company Board proposed $2.00 per share in cash consideration at closing plus the amount of CVR to be reflective of the 30-day VWAP price per share in excess of $2.00 per share (such amount of CVR to be capped at $0.50 per share), to be computed and agreed to just prior to signing. The Company Board believed that referring to the Company’s 30-day VWAP in negotiating price at this stage was the best way to obtain the highest price for the Company’s stockholders.
On April 13, 2023, representatives of Nomura and Evercore had a phone discussion. Evercore proposed both parties to continue to make progress on due diligence and negotiations of definitive transaction documents, while Parent is considering the feedback delivered on April 11 with respect to transaction price. Also, Parent, through Evercore proposed to plan meetings in New York to finalize negotiations of critical transaction terms including transaction price.
On April 14, 2023, the Company Board held a meeting with Company Management and representatives of Nomura, White & Case and Goodwin in attendance. Representatives of Nomura reviewed the status of discussions with Parent, including the progress made on due diligence and with respect to definitive transaction documents, and discussed recent communications with Stillwater LLC regarding the proposed transaction and a proposed Stillwater LLC voting agreement, as well as the proposed Series B Charter Amendment, as a condition precedent to Parent entering into a definitive transaction agreement.
From April 17, 2023, to April 21, 2023, Company Management and representatives of Nomura, Goodwin and White & Case met with representatives of Parent, O’Melveny and Evercore in-person at O’Melveny’s offices to further negotiate the terms of the transaction, including transaction price and the potential for an interim working capital facility from Parent to the Company to address the Company’s working capital and liquidity needs during the period between signing of definitive transaction documentation and closing of the transaction. On April 18, 2023, during such in-person discussions, Parent delivered to representatives of the Company an oral proposal to acquire all of the outstanding capital stock of the Company for $1.80, plus a CVR of $0.20 payable in cash upon the achievement of certain technical milestones, an increase of $0.20 per share in guaranteed cash from the March Proposal (the “April 18 Proposal”). Following further negotiations, on April 19, 2023, Parent first improved its proposal to acquire all of the outstanding capital stock of the Company to $2.00 per share, with no CVR, which was again rejected by the Company, and then later made the final offer of $2.08 per share, with no CVR, and proposed to provide the Company with a secured interim working capital facility of up to $15 million (the “April 19 Proposal”).

The parties discussed the importance of employee retention for operating the Company’s business, but Parent did not make any proposals for director, officer or management involvement post-closing prior to signing the Merger Agreement.
On April 21, 2023, the Company Board held a regularly scheduled meeting with Company Management and representatives of Nomura, White & Case and Goodwin in attendance. Mr. Sculley reviewed the status of discussions with Parent, including concerns raised by Parent with respect to outreach by the Company to Strategic Partner 1. Representatives of White & Case and Goodwin discussed potential timing for further discussions with Strategic Partner 1 and Strategic Partner 2, as well as for the completion of Parent’s diligence. The Company Board discussed the timing for outreach to Strategic Partner 1, Strategic Partner 2 and to other potential strategic counterparties that could potentially be interested in a strategic transaction with or acquisition of the Company.
On April 23, 2023, the Company Board held a meeting with Company Management and representatives of Nomura, White & Case and Goodwin in attendance. Mr. Sculley reviewed the status of discussions with Parent. Representatives of White & Case discussed the terms of the contemplated credit facility set forth in the draft loan and security agreement received and also discussed the status of the Merger Agreement.
On April 23, 2023, representatives of Parent and Evercore visited the Company’s offices in Hopewell Junction, New York to discuss due diligence status.
From May 5, 2023, through May 16, 2023, Company Management and representatives of Nomura, White & Case and Goodwin participated in multiple phone calls to negotiate the remaining terms of the Merger Agreement and Loan and Security Agreement with representatives of Parent and representatives of O’Melveny and Evercore until the execution and delivery of the Merger Agreement and Loan and Security Agreement on May 17, 2023.
On May 10, 2023, the Company reached out to each of Strategic Partner 1 and Strategic Partner 2 and notified them that the Company was prepared to enter into a strategic transaction to be acquired and asked whether such counterparty would be interested in making a proposal to acquire the Company. On May 11, 2023, at the direction of the Company Board, Nomura also commenced a pre-signing market check with respect to other potential acquirers that were identified by Nomura and the Company Board. Nomura reached out to six potential strategic counterparties, not including Strategic Partner 1 and Strategic Partner 2, in each case with the message that the Company had received a proposal to acquire the Company and that the Company was prepared to enter into a non-disclosure agreement with the counterparty to enable the counterparty to expeditiously receive access to due diligence and potentially submit a proposal for a potential transaction.
On May 16, 2023, the Company Board met to review the final terms of the proposed definitive agreements between the Company and Parent and related ancillary documents, copies of which were provided to the Company Board in advance of the meeting, and to vote on whether to approve the Merger and the transactions contemplated thereby. Members of Company Management and representatives of Nomura, White & Case and Goodwin also attended the meeting. Representatives of Goodwin and White & Case reviewed the fiduciary duties of the directors generally under Delaware law, as well as in connection with their consideration of the proposed transaction with Parent and with their performance of their fiduciary duties under the terms of the Merger Agreement and during the period between signing and closing. Representatives of White & Case reviewed the final terms of the proposed Merger Agreement, Loan and Security agreement, Support Agreement, Series B Charter Amendment and related ancillary documents. Representatives of Nomura provided a status update regarding the Company’s pre-signing market check, noting that all of the counterparties included in the market check had declined to enter into non-disclosure agreements to further evaluate a potential transaction with the Company at the time. At the request of the Company Board, representatives of Nomura reviewed with the Company Board its financial analysis of the Company and the April 19 Proposal and delivered to the Company Board an oral opinion, which was subsequently confirmed by delivery of a written opinion, dated May 16, 2023, to the effect that, as of May 16, 2023, and based upon and subject to the factors and assumptions set forth therein, the $2.08 in cash per share to be received by holders of shares of Company common stock (other than the Excluded Shares) in the Merger was fair, from a financial point of view, to such holders. For a detailed discussion of Nomura’s opinion, please see the section titled “Opinion of Nomura.” After discussions of the proposed transaction with Parent and the matters summarized for the Company Board at the meeting, the Company Board then unanimously: (1) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger; (2) determined that the Merger and the other transactions contemplated by the Merger Agreement are in the best interests of the Company and its stockholders; (3) authorized and approved the execution, delivery and performance of the Merger Agreement and the Merger on the terms and subject to the conditions set forth therein; (4) resolved to recommend, and thereby recommended, that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL; and (5) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption at the Special Meeting.
On May 17, 2023, the Company and Parent executed and delivered the Merger Agreement and Loan and Security Agreement, and Supporting Stockholders executed and delivered the Support Agreement. Subsequent to the execution of the Merger Agreement, Loan and Security Agreement and the Support Agreement, the Company and Parent issued a press release publicly announcing the transaction.
As of July 20, 2023, the date of this proxy statement, the Company has not received any other indications of interest.
Reasons for the Merger; Recommendation of the eMagin Board
The Company Board carefully reviewed and considered the proposed Merger in consultation with eMagin’s senior management and legal and financial advisors, and the Company Board unanimously: (1) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger; (2) determined that the Merger and the other transactions contemplated by the Merger Agreement are in the best interests of the Company and its stockholders; (3) authorized and approved the execution, delivery and performance of the Merger Agreement and the Merger on the terms and subject to the conditions set forth in the Merger Agreement; (4) resolved to recommend, and thereby recommended, that the Company’s stockholders adopt the Merger Agreement in accordance with the DGCL; and (5) directed that the Merger Agreement be submitted to the Company’s stockholders for their approval and adoption at the Special Meeting. Accordingly, the Company Board recommends that stockholders vote “FOR” the proposal to adopt the Merger Agreement at the Special Meeting.
In reaching their decision to approve the Merger Agreement, and to recommend that eMagin stockholders adopt the Merger Agreement, the Company Board considered the following positive reasons to support the Merger Agreement:
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the fact that the price of $2.08 per share in cash payable in the Merger provides certainty, immediate and attractive value and liquidity to eMagin stockholders;

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the financial strength of Parent and its ability to fund the Merger Consideration as well as provide interim financing to the Company through the Loan and Security Agreement with cash on hand;

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the absence of any financing condition in the Merger Agreement;

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the current and historical market prices of eMagin common stock, including the market performance of eMagin common stock in light of current industry, market and macroeconomic conditions, and the fact that the $2.08 per share to be received by eMagin stockholders in the Merger represents a premium of:

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approximately 10% to eMagin’s common stock closing price as of May 16, 2023;

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approximately 13% to the one-month VWAP of eMagin common stock as of such date;

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approximately 11% to the three-month VWAP of eMagin common stock as of such date;

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approximately 25% to the six-month VWAP of eMagin common stock as of such date;

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approximately 42% to the nine-month VWAP of eMagin common stock as of such date; and

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approximately 64% to the twelve-month VWAP of eMagin common stock as of such date.

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the belief that the $2.08 per share in cash payable in the Merger was more favorable to eMagin stockholders on a risk-adjusted, time-adjusted basis than the other alternatives reasonably available to eMagin, including;

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the continued operation of eMagin on a standalone basis and the pursuit of other potential actionable strategic or financial transactions, including an investment by and commercial partnership with Parent as discussed between the parties prior to exploring a potential sale transaction with Parent;

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the Company Board’s assessment of eMagin’s business, assets and prospects, its competitive position and historical and projected financial performance, which assessment included consideration of the following factors among others: (i) eMagin’s cash position; (ii) the nature of eMagin’s industry, including competition from a range of competitors; (iii) challenges eMagin has faced in its standalone efforts to operate without the benefit of a manufacturing partnership, which eMagin has been unable to enter into to date; and (iv) the investments that would be required in connection with eMagin’s long-term plan, including significant capital expenditures to be able to manufacture eMagin’s products at a large scale;

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possible strategic transactions with third parties other than Parent, taking into account the financial capacity, regulatory considerations and other execution risks associated with potential alternative bidders; and

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the fact that a pre-signing market check, which included outreach to eight strategic counterparties, did not result in likely actionable interest within the foreseeable near term (as described in more detail under the section titled “The Merger — Background of the Merger”).

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the belief that, after extensive and prolonged negotiations with Parent and its representatives (as described in more detail under the section titled “The Merger — Background of the Merger”), $2.08 per share was the highest price that Parent was willing to pay as of the date of execution of the Merger Agreement and that the terms of the Merger Agreement include the most favorable terms to eMagin, in the aggregate, to which Parent would be willing to agree and that the Company Board had believed it had been able to negotiate the highest price reasonably available;

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the Company Board’s assessment of the terms of the Merger Agreement relating to eMagin’s ability to respond to unsolicited acquisition proposals, including:

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eMagin’s right to provide non-public information in response to, and to discuss and negotiate, certain unsolicited acquisition proposals made before Company shareholder approval of the Merger is obtained; and

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eMagin’s ability to terminate the Merger Agreement prior to obtaining Company shareholder approval of the Merger, in specified circumstances relating to a Superior Proposal, subject to payment of a termination fee of $9,000,000, which the Company Board believes to be reasonable under the circumstances and not an impediment to a competing transaction;

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the Company Board’s assessment that the likelihood of completion of the Merger is a significant factor in support of the transaction, in light of, among other things:

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the lack of competitive overlaps between the businesses of eMagin and Parent;

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the absence of a financing condition in the Merger Agreement and the fact that Parent has a substantial amount of cash on its balance sheet;

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the conditions to closing contained in the Merger Agreement, which the Company Board believes are reasonable and customary, and which, in the case of the conditions related to the accuracy of the Company’s representations and warranties, are generally subject to a Company Material Adverse Effect (as defined in the section of this proxy statement titled “The Merger Agreement — Representations and Warranties”); and

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the fact that the definition of “Company Material Adverse Effect” has a number of customary exceptions and is generally a high standard applied by courts;

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the Company Board’s consideration of the financial analyses presented by representatives of Nomura at the Company Board’s meeting on May 16, 2023, as well as the oral opinion of Nomura, which was subsequently confirmed by delivery of a written opinion, dated May 16, 2023, to the effect that, as of May 16, 2023, and based upon and subject to the factors and assumptions set forth therein, the $2.08 in cash per share to be received by holders of shares of eMagin common stock (other than the Excluded Shares) in the Merger is fair, from a financial point of view, to such holders, as more fully described under the section of this proxy statement titled “Opinion of Nomura”, which full text of the written opinion of Nomura is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety;
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the fact that the Loan and Security Agreement provides for interim financing for the Company during the period between signing and closing;

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the fact that eMagin has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Merger;

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the outside date of May 17, 2024 in the Merger Agreement (subject to extension under certain circumstances), which is expected to allow for sufficient time to complete the Merger;

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the availability of statutory appraisal rights to eMagin stockholders who do not vote in favor of the adoption of the Merger Agreement and who otherwise comply with all required procedures under the DGCL;

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the fact that the Merger Agreement was unanimously approved by the Company Board, which is comprised of a majority of independent directors who are not employees of eMagin or any of its subsidiaries, and which received advice from the Company’s outside financial and legal advisors in evaluating, negotiating and recommending the terms of the Merger Agreement;

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the fact that the consideration and negotiation of the Merger Agreement was conducted through extensive arm’s-length negotiations;

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eMagin’s rights to specific performance under the terms of the Merger Agreement; and

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the fact that stockholders representing greater than a majority of the outstanding voting power of Company Series B Convertible Preferred Stock entered into a Support Agreement concurrently with the execution of the Merger Agreement.

In the course of its deliberations, the Company Board also considered, among other things, the following negative factors:
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the fact that eMagin stockholders will have no ongoing equity participation in eMagin following the Merger and therefore will cease to participate in the future earnings of growth that eMagin may achieve;

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the fact that the Merger Agreement does not provide eMagin with an opportunity to actively solicit alternative bids after entry into the Merger Agreement;

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the possibility that the Merger is not completed as a result of failure to obtain required regulatory clearances;

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the risk and costs of stockholder or third-party litigation relating to the Merger;

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the risks and costs to eMagin if the Merger is not completed;

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the potential uncertainty about the likelihood, timing or effects of completion of the Merger, including on eMagin’s stockholders, employees, potential and existing customers and suppliers and other parties, and the risk that such uncertainty may impair eMagin’s ability to attract, retain and motivate key personnel and could cause third parties to seek to change or not enter into business relationships with eMagin;

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the restrictions on the conduct of eMagin’s business before completion of the Merger, generally requiring eMagin to conduct its business in the ordinary course and prohibiting eMagin from taking certain specified actions, subject to specific limitations, which may delay or prevent eMagin from undertaking business opportunities, anticipated or not, that may arise;

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the significant costs involved in connection with entering into the Merger Agreement and completing the Merger (many of which are payable whether or not the Merger is consummated) and the substantial time and effort of eMagin’s management required to complete the Merger, which may distract management, disrupt its business operations and have a negative effect on its financial results;
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the possibility that eMagin may be required to pay a termination fee equal to $9,000,000 under certain circumstances;

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the other transaction costs to be incurred in connection with the Merger;

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the fact that the receipt of cash by eMagin stockholders in exchange for their shares of common stock will generally be a taxable transaction to eMagin stockholders for U.S. federal income tax purposes; and

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the interests that certain eMagin directors and executive officers may have with respect to the Merger, in addition to their interests as eMagin stockholders generally, as described in the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”

The preceding discussion of the information and factors considered by the Company Board is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with their evaluation of the Merger and the complexity of these matters, the Company Board did not find it practicable to, and did not, quantify or otherwise attempt to rank or assign relative weights to the various factors considered in reaching their respective determinations. In considering the factors described above and any other factors, individual members of the Company Board may have viewed factors differently or given different weight, merit or consideration to different factors. In addition, the Company Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Company Board, but rather the Company Board conducted an overall review of the factors described above, including discussions with eMagin’s senior management and legal and financial advisors.
The foregoing discussion of the reasoning of the Company Board and certain information presented in this section is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section of this proxy statement titled “Cautionary Note Regarding Forward-Looking Statements.”
Opinion of Nomura
On May 16, 2023, at a meeting of the Company Board held to evaluate the proposed Merger, Nomura delivered to the Company Board an oral opinion, confirmed by delivery of a written opinion dated May 16, 2023, to the effect that, as of that date and based on and subject to various assumptions, matters considered, qualifications and limitations described in its opinion, the $2.08 Per Share Merger Price to be received in the Merger by holders of shares of Company common stock (other than Excluded Shares (as defined in such opinion)) was fair, from a financial point of view, to such holders.
The full text of Nomura’s opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Nomura. This opinion is attached as Annex B and is incorporated into this proxy statement by reference. Holders of shares of Company common stock are encouraged to read Nomura’s opinion carefully in its entirety. Nomura’s opinion was provided for the benefit of the Company Board (in its capacity as such) in connection with, and for the purposes of, its evaluation of the Per Share Merger Price from a financial point of view and did not address any other aspects of the Merger. The opinion did not address the relative merits of the Merger as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Merger. The opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the proposed Merger. The following summary of Nomura’s opinion is qualified in its entirety by reference to the full text of Nomura’s opinion.
In arriving at its opinion, Nomura, among other things:
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reviewed certain publicly available business and financial information relating to the Company;

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reviewed certain internal financial information and other data relating to the business and financial prospects of the Company that were provided to Nomura by Company Management and not publicly available, including financial forecasts and estimates prepared by Company Management (the “Internal Data”);

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conducted discussions with members of the senior management of the Company concerning the Internal Data;

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reviewed publicly available financial and stock market data with respect to certain other companies Nomura believed to be generally relevant;

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compared the financial terms of the Merger with the publicly available financial terms of certain other transactions that Nomura believed to be generally relevant;

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reviewed current and historical market prices of Company common stock;

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reviewed a draft of the Merger Agreement dated May 11, 2023; and

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conducted such other financial studies, analyses and investigations, and considered such other information, as Nomura deemed necessary or appropriate.

In connection with its review, with the consent of the Company Board, Nomura did not assume any responsibility for independent verification of any of the information provided to or reviewed by it for the purpose of its opinion and, with the consent of the Company Board, Nomura relied on such information being complete and accurate in all material respects. In addition, with the consent of the Company Board, Nomura did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor was Nomura furnished with any such evaluation or appraisal. Nomura also did not evaluate, and did not express an opinion as to the impact of the Merger on, the solvency, viability or fair value of the Company under any state or federal law relating to bankruptcy, insolvency or similar matters or the ability of the Company to pay its obligations when they become due. Nomura assumed, at the direction of the Company Board, that the Internal Data (including, without limitation, the financial forecasts and estimates referred to above) had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. The Company provided Nomura with financial forecasts and estimates covering two scenarios: (i) a “base case” scenario (“Base Case”), and (ii) an illustrative case assuming additional revenues and profits in the future from licensing the Company’s dPd and WOLED+CF technology (the “Illustrative Upside Case”). At the Company’s direction, only the Base Case was used in Nomura’s financial analysis for purposes of its opinion; the Illustrative Upside Case was considered for informational purposes only and was not part of Nomura’s financial analysis as the licensing scenario represents a new market for the Company and is unproven. In addition, Nomura assumed with the approval of the Company Board that the financial forecasts and estimates referred to above will be achieved at the times and in the amounts projected. Nomura expressed no view or opinion as to the Internal Data or the assumptions on which it was based. Nomura expressed no opinion regarding the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the public stockholders of the Company, in connection with the Merger. Nomura’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to Nomura as of, the date of its opinion. It should be understood that subsequent developments may affect Nomura’s opinion, and Nomura does not have any obligation to update, revise or reaffirm its opinion.
Although Nomura’s opinion was approved by its Fairness Opinion Committee, it does not address the relative merits of the Merger as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Merger. Nomura’s opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the proposed Merger. Nomura’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of its opinion, to the holders of shares of Company common stock (other than Excluded Shares (as defined in such opinion)) of the Per Share Merger Price to be paid to such holders pursuant to the Merger Agreement. Nomura did not express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or Merger or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger, including, any allocation of the Per Share Merger Price or the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company. In rendering its opinion, Nomura assumed, with the consent of the Company Board, that (i) the final executed form of the Merger Agreement would not differ in any material respect from the draft that Nomura reviewed, (ii) the parties to the Merger Agreement will comply with all material terms of the Merger Agreement and (iii) the Merger will be consummated in accordance with the terms of the Merger Agreement without any adverse waiver or amendment of any material term or condition thereof. Nomura also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger would be obtained without any adverse effect on the Company or the expected benefits of the Merger in any way meaningful to Nomura’s analysis. Nomura is not an expert with respect to legal, regulatory, tax or accounting matters and Nomura has relied on the assessments made by the Company and its advisors with respect to such issues.
In connection with rendering its opinion to the Company Board, Nomura performed a variety of financial and comparative analyses which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by Nomura in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the comparable companies analysis and the precedent transactions analysis summarized below, no company or transaction used as a comparison was identical to the Company or the Merger. These analyses necessarily involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or acquisition values of the companies concerned.
Nomura believes that its analyses and the summary below must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Nomura’s analyses and opinion. Nomura did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole.
Precedent Transactions Analysis
Nomura reviewed and analyzed certain publicly available financial information relating to selected publicly announced merger and acquisition transactions with an implied enterprise value between $6.0 million and $3.28 billion in the display technology industry, announced between August 2013 and June 2022. It was Nomura’s judgment that transactions of this size during this time frame and involving target companies in the display technology industry were most relevant, for comparative purposes, to the proposed acquisition of the Company. In performing these analyses, Nomura analyzed certain financial information and transaction multiples relating to the target companies and compared such information to the corresponding information about the Company.
Nomura reviewed the following transactions:
Target	Acquirer	Enterprise Value / LTM Revenue
Cynora GmbH	Samsung Display Co.	Not Available
Raxium Inc.	Google LLC	Not Available
Avalex Technologies Corp.	Mercury Systems Inc.	3.88x
CineMassive Displays, LLC	Haivision Systems Inc.	1.50x
WaveOptics Ltd	Snap Inc.	Not Available
Chengdu CEC Panda Display Technology Co., Ltd.	BOE Technology Group Co., Ltd.	5.98x

Target	Acquirer	Enterprise Value / LTM Revenue
American Panel Corporation	Mercury Systems Inc.	2.78x
LG Electronics Inc. (OLED TV T-Con Chip Business)	Silicon Works Co., Ltd.	Not Available
NVIS, Inc.	Kopin Corporation	Not Available
LG Chem Ltd. (OLED Business)	LG Display Co., Ltd.	Not Available
Zhengzhou Xufei Photoelectric Technology Co., Ltd.	Dongxu Optoelectronic Technology Co., Ltd.	4.95x
Covalent Materials Corp.	CoorsTek, Inc.	1.59x
Novaled AG	Samsung Electronics Co., Ltd.; Cheil Industries Inc.	10.00x
Top-Touch Electronics Co., Ltd.	Zhejiang Firstar Panel Technology Co., Ltd.	1.76x
For each of the transactions Nomura calculated and compared the implied enterprise value of each target company as a multiple of the target company’s revenue based on the prior twelve months of the latest available public filings as of the time of announcement of the relevant transaction. Based on the analysis of such metric for each transaction noted above, Nomura selected a representative range of multiples based on the median precedent transaction multiple, adjusted by 20% in each direction (as set forth in the table below), and applied this range of multiples to the Company’s reported revenue of $31 million for the fiscal year ended December 31, 2022. Based on these calculations, this analysis implied value ranges as shown on the table below:
Metric	Median Multiple	Selected Range of Multiples	Implied Per Share Value of Company’s Common Stock
Enterprise Value / Revenue (Base Case)	3.33x	2.7x – 4.0x	$0.69 – $1.08
No company or transaction utilized in the selected transactions analysis is identical to the Company or the Merger. In evaluating the selected transactions, Nomura made judgments and assumptions with regard to general business, market and financial conditions and other matters, many of which are beyond the control of the Company, such as the impact of competition on the business of the Company or the industry generally, industry growth and the absence of any adverse material change in the financial condition of the Company or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared. Mathematical analysis, such as determining the arithmetic mean or median, or the high or low, is not in itself a meaningful method of using selected company data.
Comparable Companies Analysis
Nomura reviewed and analyzed certain publicly available financial information, valuation multiples and market trading data relating to the following publicly traded companies with display manufacturing operations, which is the industry in which the Company operates:
Company	CY 2023E Enterprise Value / Revenue	CY 2024E Enterprise Value / Revenue
BOE Technology Group Co., Ltd.	1.23x	1.06x
Universal Display Corporation	10.57x	8.76x
Himax Technologies Inc.	2.32x	2.06x
Kopin Corporation	2.16x	2.08x
Wisechip Semiconductor Inc.	Not Available	Not Available

Although none of the companies listed above are directly comparable to the Company, the companies were selected by Nomura for this analysis because they are publicly traded companies with operations and/or other criteria, such as lines of business, markets, business risks and a size and scale of business, which Nomura considered similar to the Company for purposes of analysis.
Nomura reviewed the enterprise values of these companies (calculated as (a) market capitalization, based on fully-diluted common shares outstanding and closing stock prices on May 15, 2023, plus (b) debt outstanding, preferred stock, minority interest and unfunded pension obligations, less (c) cash and cash equivalents and equity investment in affiliates) as multiples of estimated revenue for each of the 2023 and 2024 calendar years.
Nomura then applied a range of selected multiples (based on the median comparable company multiples, adjusted by 20% in each direction) of estimated revenue for each of the 2023 and 2024 calendar years derived from the selected comparable companies to (a) the Company’s fiscal year ending December 31, 2023 and (b) the Company’s fiscal year ending December 31, 2024 in two scenarios: (i) the Base Case and (ii) for informational purposes, the Illustrative Upside Case.
Financial data for the selected companies was based on public filings and other publicly available information, including from FactSet Research Systems.
The table below illustrates the representative ranges of multiples selected by Nomura based on the above analysis and the implied value ranges:
Metric	Median Multiple	Selected Range of Multiples	Implied Per Share Value of Company Common Stock
FY 2023E Enterprise Value / Revenue (Base Case)	2.24x	1.8x – 2.7x	$0.48 – $0.78
FY 2024E Enterprise Value / Revenue (Base Case)	2.07x	1.7x – 2.5x	$0.52 – $0.84
FY 2024E Enterprise Value / Revenue (Illustrative Upside Case)(1)	2.07x	1.7x – 2.5x	$0.68 – $1.07

(1)
Presented to the Company Board for informational purposes and not considered part of Nomura’s financial analyses with respect to its opinion.

No company included in the selected company analysis is identical to the Company. In evaluating the selected companies, Nomura made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond the control of the Company, such as the impact of competition on the business of the Company and the industry in general, industry growth and the absence of any material adverse change in the financial condition and prospects of the Company or the industry or in the financial markets in general. Mathematical analysis, such as determining the arithmetic mean or median, or the high or low, is not in itself a meaningful method of using selected company data.
Discounted Cash Flow Analysis — Base Case
As part of its analysis, and in order to estimate a range of present values for Company common stock, Nomura performed a discounted cash flow analysis utilizing the Base Case. Nomura’s discounted cash flow analysis provides an estimated net present value of the Company’s future “unlevered free cash flows” (calculated as earnings before interest and taxes, as adjusted for certain items as applicable, less stock-based compensation expense, less taxes at a normalized rate of 25% as advised by Company Management, less capital expenditures, less the amount of any increase or plus the amount of any decrease in net working capital, plus depreciation and amortization) that Company Management forecast through the fiscal year ending December 31, 2030. Nomura then calculated a terminal value for the Company by applying a range of perpetuity growth rates to the Company’s fiscal year 2030 estimated unlevered free cash flow.
Nomura calculated terminal values by applying a range of perpetuity growth rates of 2.0% to 3.0% (selected based on Nomura’s professional judgment, taking into account Company Management forecasts and market expectations regarding long-term real growth of gross domestic product and inflation) to the

Company’s fiscal year 2030 estimated unlevered free cash flow. The unlevered free cash flows and terminal values were then discounted to present values using a range of discount rates from 11.7% to 13.7% which were based on a weighted average cost of capital (or WACC) analysis of the companies utilized by Nomura in its “Comparable Companies Analysis” summarized below. WACC is a measure of the average expected return on all of a given company’s equity securities and debt based on their proportions in such company’s capital structure. Nomura took into account certain financial metrics, including betas, for the selected companies based on Nomura’s professional judgment in estimating the weighted average cost of capital. In calculating the implied equity value of the Company, Nomura took into account the net present value of the Company’s U.S. federal and state net operating loss carryforwards of $76.5 million and federal research and development tax credit carryforwards of $2.3 million (as reported in the Company’s annual report on Form 10-K filed with the SEC on March 10, 2023). Based on these calculations and the number of diluted shares outstanding of 102.6 million (taking into account the impact of options, restricted stock units, warrants and convertible preferred stock), this analysis yielded an implied price per share range of $0.42 – $0.65 for shares of Company common stock.
Other Metrics
The analyses and data described below were presented by Nomura to the Company Board for informational purposes, but were not considered part of Nomura’s financial analyses with respect to its opinion.
Discounted Cash Flow Analysis — Illustrative Upside Case.   Nomura performed a discounted cash flow analysis using the methodology described above under “Discounted Cash Flow Analysis — Base Case” to calculate an estimated net present value of the Company’s future “unlevered free cash flows” under the Illustrative Upside Case, except that a range of discount rates from 10.7% to 14.7% was used to discount the unlevered free cash flows and terminal values to present values. Such wider range of discount rates was used for the Illustrative Upside Case to take into account the higher risk and uncertainty associated with the Illustrative Upside Case, as compared with the Base Case. In calculating the implied equity value of the Company, Nomura took into account the net present value of the Company’s U.S. federal and state net operating loss carryforwards of $76.5 million and federal research and development tax credit carryforwards of $2.3 million (as reported in the Company’s annual report on Form 10-K filed with the SEC on March 10, 2023). Based on a number of diluted shares outstanding of 104.4 million to 105.8 million (taking into account the impact of options, restricted stock units, warrants and convertible preferred stock), this analysis yielded an implied price per share range of $1.87 – $3.24 for shares of Company common stock.
Historical Trading Performance.   Nomura reviewed the historical trading performance of the Company’s common stock in the 12 month period prior to May 15, 2023. Nomura noted that, as of May 15, 2023, the one month volume-weighted average price of Company common stock was $1.84 and the 12 month volume-weighted average price of Company common stock was $1.27 per share.
Equity Research Analyst Price Target Statistics.   Nomura reviewed public market trading price targets for Company common stock as prepared and published in May 2023 by two equity research analysts, H.C. Wainwright & Co. (May 15, 2023) and Ladenburg Thalmann & Co. (May 12, 2023), that each issued reports containing price targets for Company common stock. These targets reflect each analyst’s estimate of the future public market trading price of Company common stock and are not discounted to reflect present value. Nomura noted that the undiscounted equity analyst price targets of Company common stock was, in the case of each of these two analysts, $3.00 per share.
Analysis of Implied Premia.   Nomura performed an illustrative premiums paid analysis based on the premiums paid, where applicable, in selected transactions involving the acquisition of greater than 50% of the equity in a U.S. target, with a transaction value between $25 million and $400 million and all-cash merger consideration, announced since January 1, 2021. The analysis excluded outlier transactions where the premium was either negative or greater than 200%. Nomura then applied a range of premiums to the Company’s closing price per share as of May 12, 2023 (such range being 27% to 68%, based on the implied 25th percentile premium and the implied 75th percentile premium to one-day prior closing share price of the transactions referenced above), resulting in an implied price per share range of $2.03 to $2.69 for shares of Company common stock.

Miscellaneous
Nomura’s opinion and its presentation to the Company Board were one of many factors taken into consideration by the Company Board in deciding to approve the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Company Board with respect to the Per Share Merger Price or of whether the Company Board would have been willing to agree to different merger terms. The Per Share Merger Price and other terms of the Merger were determined through arm’s-length negotiations between the Company and Parent and were approved by the Company Board. Nomura did not recommend any specific merger consideration to the Company.
In connection with the financial advisory services that Nomura has provided in connection with the Merger, the Company has agreed to pay Nomura the following fees: (i) $1.0 million payable upon delivery of its opinion, regardless of the conclusion reached by Nomura in its opinion and (ii) $2.0 million payable upon consummation of the Merger. In addition, the Company has agreed to reimburse Nomura for its reasonable expenses, including fees, disbursements and other charges of counsel, and to indemnify Nomura against certain liabilities relating to, or arising out of, its engagement.
During the past two years, (i) the Company has not engaged Nomura to provide, and Nomura has not provided, investment banking, financial advisory or other financial services to the Company unrelated to the Merger for which the Company pays or expects to pay fees to Nomura and (ii) Nomura and its affiliates have not provided any investment banking or other financial services to Parent, Silk USA or their affiliates, for which Nomura and its affiliates have received compensation. Nomura and its affiliates may provide investment banking and other financial services to Parent, Silk USA or their affiliates in the future, for which Nomura and its affiliates may receive compensation.
Nomura and its affiliates are engaged in financial services, including, without limitation, investment banking, financial advisory, corporate finance, retail banking, securities and derivatives trading, asset finance, merchant banking and asset management. In the ordinary course of business, Nomura, its successors and affiliates may hold or trade, for their own accounts and the accounts of their customers, the equity, debt or other securities or financial instruments (including bank loans and other obligations) of the Company or of affiliates of Parent or Silk USA or any currency or commodity that may be involved in the Merger and, accordingly, may at any time hold a long or short position in such securities, instruments, currencies or commodities (or in related derivatives).
The Company Board selected Nomura as its financial advisor in connection with the Merger because Nomura is an internationally recognized investment banking firm with substantial experience in similar transactions and because of Nomura’s familiarity with the Company and its business. Nomura is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, private placements and other transactions.
Certain Financial Projections
The Company does not, as a matter of course, publicly disclose forecasts as to future performance, earnings or other results due to the unpredictability of the underlying assumptions and estimates. However, the Company has included below certain forecasts of the Company that, to the extent described below, were furnished to the Company Board, Nomura and Parent in connection with the Merger. For purposes of its analyses and opinion in connection with the Company’s entry into the Merger Agreement, Nomura was directed by the Company’s management to rely solely on the Base Case Forecast.
The Base Case Forecast, Illustrative Upside Case Forecast and Mass Manufacturing Contribution Analysis (collectively, the “forecasts”) were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles in the United States (“GAAP”). A summary of this information is presented below.
The Base Case Forecast and Illustrative Upside Case Forecast assume that the Company would continue to operate as a standalone company and do not reflect any impact of the Merger. The Mass Manufacturing Contribution Analysis is an analysis, from the perspective of a potential acquirer or strategic manufacturing partner, of the Company’s technologies applied to the consumer AR/VR market. The Mass Manufacturing Contribution Analysis, unlike the Base Case Forecast and the Illustrative Upside Case Forecast, would require extensive capital investment, as well as significant additional manufacturing and scaling capabilities, and did not form a part of the Company’s business plan.
While the forecasts were prepared in good faith, no assurance can be made regarding future events. The estimates and assumptions underlying these forecasts involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which the Company operates, and the risk and uncertainties described under “Cautionary Note Regarding Forward-Looking Statements”, all of which are difficult to predict and many of which are outside the control of the Company and, upon consummation of the Merger, will be beyond the control of Parent and the Surviving Corporation. The Company’s stockholders are urged to review the Company’s SEC filings for a description of risk factors with respect to the Company’s business. There can be no assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized, and actual results likely will differ, and may differ materially, from those reflected in the forecasts, whether or not the Merger is completed. The inclusion in this proxy statement of the forecasts below should not be regarded as an indication that the Company, Parent, their respective boards of directors or their respective financial advisors considered, or now considers, these forecasts to be a reliable predictor of future results. The forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on this information.
The forecasts include certain non-GAAP financial measures, including Adjusted EBITDA (as defined below). The Company’s management included forecasts of Adjusted EBITDA in the forecasts because the Company’s management believes Adjusted EBITDA provides useful information because it is commonly used by investors to assess financial performance and operating results of ongoing business operations, and because the Company’s management also believes that Adjusted EBITDA could be useful in evaluating the business, potential operating performance and cash flow of the Company. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as presented in this proxy statement may not be comparable to similarly titled amounts used by the Company, Parent or other companies. The footnotes to the tables below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures. The prospective financial information contained in these forecasts was not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. No independent registered public accounting firm has examined, compiled or otherwise performed any procedures with respect to the prospective financial information contained in these forecasts and, accordingly, no independent registered public accounting firm has expressed any opinion on, given any other form of assurance with respect to or assumes any responsibility for the prospective financial information.
By including in this proxy statement the forecasts below, neither the Company nor Parent nor any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of the Company or a potential acquirer compared to the information contained in the forecasts. Further, the inclusion of the forecasts in this proxy statement does not constitute an admission or representation by the Company that this information is material. All of the forecasts summarized in this section were prepared by and are the responsibility of the Company’s management. The forecasts summarized in this section reflected the estimates and judgments available to the Company’s management at the time they were prepared and have not been updated to reflect any changes since the dates the forecasts were prepared. Neither the Company, Parent nor, after completion of the Merger, the Surviving Corporation undertakes any obligation, except as required by law, to update or otherwise revise the forecasts to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are shown to be in error, or to reflect changes in general economic or industry conditions.

The summary of the forecasts is not included in this proxy statement to induce any stockholder to vote in favor of the adoption of the Merger Agreement or any other proposals to be voted on at the Special Meeting, but because the forecasts were made available to the Company Board, Nomura and Parent.
The Forecasts
Prior to the entry into the Merger Agreement, the Company Board, Nomura and Parent were provided with the Base Case Forecast, which was a set of non-public, unaudited forecasts prepared by the Company’s management with respect to the Company’s business, as a stand-alone company, for the years ended December 31, 2022, 2023, 2024, 2025, 2026, 2027, 2028, 2029 and 2030. For purposes of its analyses and opinion in connection with the Company’s entry into the Merger Agreement, Nomura was directed by the Company’s management to rely solely on the Base Case Forecast.
In addition to the Base Case Forecast, Company Management prepared the Illustrative Upside Case Forecast, which assumes the Base Case Forecast plus additional revenues and profits in the future from licensing the Company’s dPd and WOLED+CF technology, with respect to the Company’s business, as a stand-alone company, for the years ended December 31, 2022, 2023, 2024, 2025, 2026, 2027, 2028, 2029 and 2030. Prior to the entry into the Merger Agreement, the Company Board, Nomura and Parent were provided with the Illustrative Upside Case Forecast, but, at the direction of the Company Management, the Illustrative Upside Case Forecast was not relied on by Nomura for purposes of its analyses and opinion in connection with the Company’s entry into the Merger Agreement.
The Mass Manufacturing Contribution Analysis is an analysis, from the perspective of a potential acquirer or strategic manufacturing partner, of the Company’s technologies. The Mass Manufacturing Contribution Analysis, unlike the Base Case Forecast and the Illustrative Upside Case Forecast, would require extensive capital investment, as well as manufacturing and scaling capabilities. The Mass Manufacturing Contribution Analysis shows forecasts related to, among other things, operating income and capital expenditures for a third party acquirer of the Company’s business for the years ended December 31, 2022, 2023, 2024, 2025, 2026, 2027, 2028, 2029 and 2030. The Mass Manufacturing Contribution was presented to Parent during negotiations but, at the direction of the Company Management, was not relied on by Nomura for purposes of its analyses and opinion in connection with the Company’s entry into the Merger Agreement.
The forecasts were prepared by the Company’s management in good faith based on the Company’s management’s reasonable best estimates and assumptions at the time such forecasts were prepared and speak only as of that time.
Base Case Forecast
The following table sets forth a summary of the Base Case Forecast:
($ in millions)	2021A	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Total Revenue	$26.0	$30.5	$33.7	$39.1	$44.2	$49.3	$54.2	$58.7	$62.7	$66.9
Total COGS	$21.5	$20.9	$23.8	$27.1	$30.0	$32.4	$34.7	$36.7	$38.5	$40.3
Total Operating Expenses	$14.6	$13.2	$14.1	$14.5	$14.8	$15.1	$15.4	$15.7	$16.0	$16.3
Operating Income (Loss)	$(10.0)	$(3.6)	$(4.2)	$(2.5)	$(0.6)	$1.8	$4.2	$6.3	$8.3	$10.3
Adjusted EBITDA(1)	$(4.1)	$0.8	$1.7	$5.4	$8.1	$10.8	$13.4	$15.9	$18.3	$20.6

(1)
Adjustments include non-cash compensations, other income from government awards and change in fair value of warrant liability.

The following is a summary of the unlevered free cash flow (burdened by stock based compensation) for the periods presented, which were calculated based on the Base Forecast (except that the unlevered free cash flow for the year ended December 31, 2022 was calculated using actual, rather than estimated, amounts for such year provided by the Company Management) and other projected financial information provided by the Company’s management. Unlevered free cash flow (burdened by stock based compensation) is calculated as EBITDA less stock-based compensation, less tax expense (if profitable), less capital expenditures and adjusted for changes in net working capital.
($mm, FYE December)	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Unlevered Free Cash Flow (Burdened by Stock Based Compensation)	$(20)	$(14)	$(5)	$2	$3	$6	$8	$10	$12
Illustrative Upside Case Forecast
The following table sets forth a summary of the licensing forecasts included in the Illustrative Upside Case Forecast:
($ in millions)	2021A	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Licensing Revenue	—	—	—	9.9	18.1	27.8	38.2	38.4	38.6	42.5
Licensing Gross Profit	—	—	—	8.9	16.3	25.0	34.4	34.5	34.8	38.2
Licensing Operating Income (Loss)	—	—	—	8.3	15.2	23.5	32.2	32.4	32.6	35.9
The following is a summary of the unlevered free cash flow (burdened by stock based compensation) for the periods presented, which were calculated based on the Illustrative Upside Case Forecast (except that the unlevered free cash flow for the year ended December 31, 2022 was calculated using actual, rather than estimated, amounts for such year provided by the Company Management) and other projected financial information provided by the Company’s management. Unlevered free cash flow (burdened by stock based compensation) is calculated as EBITDA less stock-based compensation, less tax expense (if profitable), less capital expenditures and adjusted for changes in net working capital.
($mm, FYE December)	2022A	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
Unlevered Free Cash Flow (Burdened by Stock Based Compensation)	$(20)	$(14)	$1	$14	$21	$31	$33	$35	$39
Mass Manufacturing Contribution Analysis
The following table sets forth a summary of the Mass Manufacturing Contribution Analysis:
($ in millions)	2021A	2022E	2023E	2024E	2025E	2026E	2027E	2028E	2029E	2030E
AR/VR Market(1)	$25.0	$50.9	$262.7	$2,470.7	$3,285.3	$4,174.5	$5,089.9	$5,853.4	$6,438.7	$7,082.6
eMagin’s Technology Share(2)	0%	0%	0%	20%	30%	40%	50%	50%	60%	60%
eMagin’s Technology Revenue(2)	—	—	—	$494.1	$985.6	$1,669.8	$2,545.0	$2,926.7	$3,863.2	$4,249.6
Operating Income	—	—	—	$92.7	$184.9	$313.2	$477.3	$548.9	$724.6	$797.1
Capital Expenditures(3)	—	$73.7	$131.3	$115.2	$172.8	$172.8	$172.8	$115.2	—	—
Incremental Product Lines Needed	—	—	—	1	1	1	2	1	2	0

(1)
Assumes 15% market growth in 2028E and 10% in 2029E and 2030E.

(2)
eMagin’s technology includes dPd and WOLED+CF.

(3)
Includes estimated total capital expenditures of ~$954 million.

Certain Effects of the Merger
Upon the consummation of the Merger, Merger Sub will be merged with and into the Company, the separate corporate existence of Merger Sub will thereupon cease, and the Company will continue to exist as the Surviving Corporation of the Merger as a wholly owned subsidiary of Silk USA.
At the Effective Time, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and such shares will comprise the only outstanding shares of capital stock of the Surviving Corporation as of the Effective Time.
At the Effective Time, each share of the Company common stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, or by stockholders who have properly exercised and perfected appraisal rights under Delaware law), will automatically be cancelled and converted into the right to receive the Per Share Merger Price, payable to the holder thereof upon surrender of such shares of Company common stock in the manner provided in the Merger Agreement.
At the Effective Time, each share of the Company Series B Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, or by stockholders who have properly exercised and perfected appraisal rights under Delaware law) shall be converted into the right to receive cash, without interest, in an amount equal to (x) the total number of shares of Company common stock issuable upon conversion of such share of Company Series B Convertible Preferred Stock in accordance with the Company Certificate of Incorporation and Certificate of Designations of Series B Convertible Preferred Stock immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price, payable to the holder thereof upon surrender of such shares of Company Series B Convertible Preferred Stock in the manner provided in the Merger Agreement.
At the Effective Time, each share of Company common stock and Company Series B Convertible Preferred Stock that is held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, in each case, immediately prior to the Effective Time will automatically be cancelled and will cease to exist, and no consideration will be delivered in exchange for such cancellation.
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each In-the-Money Option shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess of the Per Share Merger Price over the applicable exercise price per share of Company common stock subject to such cancelled In-the-Money Option multiplied by (ii) the aggregate number of shares of Company common stock subject to such In-the-Money Option immediately prior to the Effective Time. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each Out-of-the-Money Option shall be cancelled without any consideration payable therefor.
Upon the terms and subject to the conditions set forth in the Merger Agreement, immediately prior to the Effective Time, Company RSUs granted under any Company Stock Plan shall become fully earned and vested with respect to the maximum number of shares underlying each such Company RSU as set forth in the terms of the applicable RSU Agreement and each grantee of each Company RSU that vests in accordance with the Merger Agreement, as soon as reasonably practicable following the Effective Time, shall be entitled to receive cash in an amount equal to (x) the total number of shares of Company common stock issuable in settlement of such Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price.
Effects on the Company if the Merger Is Not Completed
In the event that the proposal to adopt the Merger Agreement does not receive the Company Stockholder Approval or if the Merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in connection with the Merger. Instead, the Company will remain an independent public company, eMagin common stock will continue to be listed and traded on the NYSE American, eMagin common stock will continue to be registered under the Exchange Act, the Company will continue to file periodic and other reports with the SEC with respect to eMagin common stock and the Company’s stockholders will continue to own their shares of eMagin common stock and eMagin Series B Convertible Preferred Stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of eMagin common stock and eMagin Series B Convertible Preferred Stock.
If the Merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock, including the risk that the market price of eMagin common stock may decline to the extent that the current market price of eMagin common stock reflects a market assumption that the Merger will be completed. If the Merger is not completed, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely affected. Pursuant to the Merger Agreement, under certain circumstances, the Company is permitted to terminate the Merger Agreement in order to enter into an alternative transaction and may be obligated to pay to Parent the Company Termination Fee. Please see the section of this proxy statement titled “The Merger Agreement — Termination.”
Interests of the Company’s Directors and Executive Officers in the Merger
In addition to their interests in the Merger as stockholders, the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of the Company’s stockholders generally. In considering the proposals to be voted on at the Special Meeting, you should be aware of these interests. Members of the eMagin Board were aware of and considered these interests in reaching the determination to approve the Merger Agreement and to declare the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement advisable and in the best interests of the Company and its stockholders, and in recommending that the holders of eMagin common stock and eMagin Series B Convertible Preferred Stock vote for adoption of the Merger Agreement.
Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:
•
the Per Share Merger Price is $2.08;

•
except as set forth below, each executive officer experiences a Terminating Event (as defined below) immediately following the Effective Time;

•
each non-employee director and executive officer holds the outstanding equity awards that were held by him or her as of June 1, 2023, the latest practicable date before the filing of this proxy statement; and

•
the amounts set forth below regarding executive officer compensation are based on compensation levels as of June 1, 2023.

The Company’s current executive officers are:
•
Andrew G. Sculley, our Chief Executive Officer

•
Mark A. Koch, our Chief Financial Officer

•
Dr. Amalkumar Ghosh, our Chief Operating Officer

•
Olivier Prache, our Senior Vice President, Product Development

The Company’s non-employee directors (who constitute the entire Company Board other than our Chief Executive Officer, Andrew G. Sculley) are:
•
Eric Braddom

•
Paul Cronson

•
Ellen Richstone

•
Brig. General Stephen M. Seay, U.S. Army (Ret.)

•
Dr. Jill J. Wittels (Chair)

Treatment of Company Common Stock and Equity-Based Awards
Company Common Stock
Each of the Company’s non-employee directors and executive officers will be entitled to receive, for each share of Company common stock he or she holds as of immediately prior to the Effective Time, the same Per Share Merger Price in cash, and in the same manner, as other holders of the Company common stock. For additional information regarding the beneficial ownership of Company common stock by each of the Company’s non-employee directors and executive officers and the beneficial ownership of Company common stock by all non-employee directors and executive officers as a group, please see the section of this proxy statement captioned “Security Ownership of Certain Beneficial Owners and Management.”
Company Stock Options
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each In-the-Money Option shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess of the Per Share Merger Price over the applicable exercise price per share of Company common stock subject to such cancelled In-the-Money Option multiplied by (ii) the aggregate number of shares of Company common stock subject to such In-the-Money Option immediately prior to the Effective Time.
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each Out-of-the-Money Option shall be cancelled without any consideration payable therefor.
Company RSUs
Upon the terms and subject to the conditions set forth in the Merger Agreement, immediately prior to the Effective Time, Company RSUs granted under any Company Stock Plan shall become fully earned and vested with respect to the maximum number of shares underlying each such Company RSU as set forth in the terms of the applicable RSU Agreement and each grantee of each Company RSU that vests in accordance with the Merger Agreement, as soon as reasonably practicable following the Effective Time, shall be entitled to receive cash in an amount equal to (x) the total number of shares of Company common stock issuable in settlement of such Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price.
Quantification of Potential Payments for Equity Award
The table below sets forth (i) the number of shares underlying vested In-the-Money Options, unvested In-the-Money Options and unvested Company RSUs, as applicable, as of June 1, 2023, the assumed date of the Merger solely for the purposes of this disclosure, held by each current executive officer and non-employee director, and (ii) the estimated value of those awards (on a pre-tax basis). These values have been calculated assuming a price per share of Company common stock of $2.08, which represents the Per Share Merger Price. Out-of-the-Money Options are not included in the table below as they will be cancelled without any consideration at the Effective Time.

	Number of Shares Subject to Vested In-the-Money Options (#)(1)	Weighted Average Exercise Price of Vested In-the-Money Options ($)	Number of Shares Subject to Unvested In-the-Money Options (#)(2)	Weighted Average Exercise Price of Unvested In-the-Money Options ($)	Value of Shares Subject to In-the-Money Options ($)	Number of Unvested Company RSUs (#)(3)	Value of Shares Subject to Unvested Company RSUs ($)	Total ($)
The Company’s Executive Officers
Andrew G. Sculley	—	—	—	—	—	17,128	35,626	35,626
Mark A. Koch	—	—	—	—	—	317,230	659,838	659,838
Amalkumar Ghosh	—	—	—	—	—	1,119,321	2,328,188	2,328,188
Olivier Prache	—	—	—	—	—	13,042	27,127	27,127
The Company’s Non-Employee Directors
Eric Braddom	197,732	0.83	22,500	0.73	278,173	—	—	278,173
Paul Cronson	345,688	0.88	22,500	0.73	446,902	—	—	446,902
Ellen Richstone	345,688	0.88	22,500	0.73	446,902	—	—	446,902
Stephen M. Seay	345,688	0.88	22,500	0.73	446,902	—	—	446,902
Dr. Jill J. Wittels	683,924	0.87	45,000	0.73	884,934	—	—	884,934

(1)
Consists of all vested In-the-Money Options that were outstanding and held by the individual as of June 1, 2023, all of which were granted under one of the Company Stock Plans.

(2)
Consists of all unvested In-the-Money Options that were outstanding and held by the individual as of June 1, 2023, all of which were granted under one of the Company Stock Plans.

(3)
Consists of all unvested Company RSUs that were outstanding and held by the individual as of June 1, 2023, all of which were granted under the Company’s 2019 Employee and Consultant Stock Option and Incentive Plan.

Severance Entitlements
The Company entered into amended and restated change in control agreements with each of the Company’s executive officers in 2019 (the “Change in Control Agreements”). The Change in Control Agreements with Mr. Sculley, Dr. Ghosh and Mr. Prache provide that if, within the twelve (12)-month period following a Change in Control of the Company (as defined in the Change in Control Agreements), the executive officer suffers a Terminating Event (as defined below), he will be entitled to receive a lump-sum cash payment in an amount equal to (i) $440,000 in the case of Mr. Sculley and (ii) the executive officer’s annual base salary in effect immediately prior to the Terminating Event (or the executive officer’s annual base salary in effect immediately prior to the Change in Control, if higher), in the case of the other executives, payable in a lump sum within sixty (60) days of the termination date, provided that the executive officer executes and does not revoke a separation agreement and release in favor of the Company. In addition, if the executive officer was participating in the Company’s group health plan immediately prior to termination and elects COBRA health continuation, then the Company will pay the executive officer a monthly cash payment for twelve (12) months or the executive officer’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive officer if he had remained employed by us.
The Change in Control Agreement for Mr. Koch is on identical terms to the agreements for the other executive officers, except the payments for salary continuation are equal to one half of Mr. Koch’s annual salary and the payments for COBRA will be for up to six (6) months. Pursuant to the terms of the Merger Agreement, subject to the review and approval of the amendment by Parent (which shall not be unreasonably withheld, conditioned or delayed), the Company is permitted to amend Mr. Koch’s Change in Control

Agreement to provide for the same severance benefits that the Company’s other executive officers are eligible to receive under their Change in Control Agreements.
A “Terminating Event” shall be deemed to have occurred under the Change in Control Agreements if (i) the executive officer’s employment is terminated by the Company other than for Cause (as defined in the Change in Control Agreements), death or Disability (as defined in the Change in Control Agreements) or (ii) the executive officer terminates his employment with the Company for Good Reason (as defined in the Change in Control Agreements).
The Change in Control Agreements for Mr. Sculley and Dr. Ghosh provide that (i) the work status reduction applicable to certain executive officers as of October 14, 2019 does not qualify as Good Reason under the Change in Control Agreements); and (ii) the work status reduction would not reduce the benefits provided for under the Change in Control Agreements.
Each of the Change in Control Agreements terminates upon the earliest of (a) the termination of the executive officer’s employment for any reason prior to a Change in Control, (b) the termination of the executive officer’s employment with the Company after a Change in Control for any reason other than the occurrence of a Terminating Event or (c) the date which is twelve (12) months after a Change in Control if the executive officer is still employed by the Company. The Change in Control Agreements do not provide for any tax gross-up payments. If any amounts or benefits to be paid or provided under the Change in Control Agreements would cause payments or benefits (or other compensation) to not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code (or that would subject the executive officer to the excise tax imposed by Section 4999 of the Code), then such payments and benefits (and other compensation) will be reduced to the extent necessary such that no portion of such payments or benefits (or other compensation) will be subject to the excise tax imposed by Section 4999 of the Code; however such a reduction will be made only if, by reason of such reduction, the executive officer’s net after-tax benefit exceeds the net after-tax benefit such executive officer would realize if such reduction were not made.
The foregoing description is a summary of the Change in Control Agreements and should be read in conjunction with the full text of the form of Change in Control Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 18, 2019, and is incorporated herein by reference.
The estimated value of the severance payments and benefits for each of the Company’s named executive officers is set forth below in the table entitled “— Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger.” If there is Terminating Event within the twelve (12)-month period following a Change in Control of the Company, the estimated aggregate severance payments and benefits payable to Mr. Prache is $345,451.
Transaction Bonus Program
Pursuant to the Merger Agreement, the Company is permitted to establish a transaction bonus program (the “Transaction Bonus Program”) providing for transaction bonuses to be allocated by the Company Board to certain employees and officers of the Company. Bonuses payable under the Transaction Bonus Program shall be payable at the Effective Time, subject to the applicable employee’s continued employment through the Effective Time; provided, however, in the event that an employee’s employment is terminated by the Company without Cause or the employee resigns for Good Reason prior to the Effective Time, subject to the employee’s execution and non-revocation of a release in claims in a form reasonably acceptable to the Company and Parent, the bonus payable to such employee under the Transaction Bonus Program shall become payable to such employee. Bonuses under the Transaction Bonus Program shall be paid as soon as reasonably practicable, but in no event more than thirty (30) days following the date that the bonus becomes payable. As of the date of this proxy statement, none of the Company’s executive officers has received an award under the Transaction Bonus Program.
Director Compensation
Under the terms of the Merger Agreement, the Company is permitted to continue to compensate non-employee members of the Company Board in the ordinary course of business consistent with past practice;

provided, however, that the Company is permitted to make annual equity grants to non-employee directors in the form of Company RSUs (with a grant date fair value that is not greater than the grant date fair value of the last annual equity awards for non-employee directors, all measured on an individual director basis) rather than in the form of Company Options. Accordingly, on June 9, 2023, the Company granted the Chair of the Company Board 22,230 Company RSUs and each other non-employee director 11,114 Company RSUs. These RSUs vested as to 50% of the RSUs immediately on the date of grant and the remaining 50% of the RSUs vest on the one-year anniversary of the date of grant. These value of these RSU awards based on the Per Share Merger Price, which is $2.08 per share, is $46,238 for the Chair and $23,117 for the other non-employee directors.
Potential Future Arrangements
As of the date of this proxy statement, none of the Company’s non-employee directors or executive officers has held discussions related to, or has entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates. Prior to or following the closing of the Merger, however, certain executive officers of the Company may have discussions, or may enter into agreements with, Parent, the Company or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates.
Quantification of Potential Payments and Benefits to the Company’s Named Executive Officers in Connection with the Merger
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation that is based on or otherwise relates to the Merger and that will or may become payable to eMagin’s executive officers designated as “named executive officers” in the Company’s Form 10-K/A filed with the SEC on May 1, 2023. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use this term to describe the Merger-related compensation that will or may be payable to the named executive officers. The amounts set forth in the table below are based on multiple assumptions that may or may not actually prove correct, including assumptions described in the footnotes to the table below. As a result, the actual amounts, if any, to be received by a named executive officer in connection with the Merger may differ materially from the amounts set forth below.
The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits that each of eMagin’s named executive officers would receive assuming (i) the Effective Time occurs on June 1, 2023 (which is the assumed date solely for purposes of this golden parachute compensation disclosure) (ii) the number of shares underlying unvested eMagin equity awards held by the named executive officers is as of June 1, 2023, the latest practicable date to determine such amounts before the filing of this proxy statement, and excludes any additional grants that may occur following this date or forfeiture of any grants in the ordinary course after this date; (iii) each of the named executive officers experiences a Terminating Event immediately after such date, (iv) for purposes of determining the value of Company RSUs, the value of a share of Company common stock is equal to $2.08, which is the Per Share Merger Price, (v) the named executive officers’ respective base salaries remain unchanged from those that were in effect as of June 1, 2023 and (vi) except as described in the footnotes below, no named executive officer enters into any new agreement with eMagin or Parent or becomes entitled to, prior to the Effective Time, additional compensation or benefits.
	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Named Executive Officer
Andrew G. Sculley	440,000	35,626	10,451	486,077
Mark A. Koch(4)	250,000	659,838	10,794	920,632
Dr. Amalkumar Ghosh	355,000	2,328,188	20,653	2,703,841

(1)
Amounts shown reflect the cash severance payments each named executive officer is eligible to receive pursuant to the Change in Control Agreements, as described above in the section above captioned “Severance Entitlements.” The severance payments are “double-trigger” benefits as they will be paid to a named executive officer only if the named executive officer experiences a Terminating Event within twelve (12) months following the Merger, subject to the execution and non-revocation of a separation agreement and release in favor of the Company (the “Release Requirement”).

(2)
Amounts shown reflect the value of accelerated vesting of unvested Company RSUs held by the named executive officers as of June 1, 2023. Pursuant to the Merger Agreement, the vesting of all unvested Company RSUs will accelerate and the Company RSUs will be cashed out at the Effective Time at the Per Share Merger Price. Such amounts are “single-trigger” benefits in that they will become payable upon the Effective Time in accordance with the terms of the Merger Agreement. For a description of the treatment of Company RSUs in the Merger, see the section above captioned “Treatment of Equity Awards.”

(3)
Amounts shown reflect the current estimated cost of COBRA premiums for the named executive officers and their eligible dependents for the period each named executive officer is entitled to receive such payments pursuant to the applicable Change in Control Agreement, as described above in the section entitled “Severance Entitlements.” These amounts are “double-trigger” benefits as they will be paid to the named executive officer only if the named executive officer experiences a Terminating Event within twelve (12) months following the Merger, subject to the Release Requirement.

(3)
The amounts reported for Mr. Koch assume that Mr. Koch’s Change in Control Agreement will be amended as described above in the section captioned “Severance Entitlements.”

Closing and Effective Time
The closing of the Merger will take place at 8:00 a.m., New York City time, on the second business day after satisfaction or (to the extent permitted by law) waiver of the conditions to closing of the Merger (as described in the section below titled “The Merger Agreement — Conditions to the Merger”), other than conditions that by their terms are to be satisfied at the closing but subject to the satisfaction or (to the extent permitted by law) waiver of such conditions.
Material U.S. Federal Income Tax Considerations
The following discussion summarizes certain material U.S. federal income tax considerations applicable to holders of Company common stock or Company Series B Convertible Preferred Stock who receive cash in exchange for shares of Company common stock or Company Series B Convertible Preferred Stock pursuant to the Merger. This discussion is for general informational purposes only and does not purport to be a complete analysis of all potential tax consequences of the Merger. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial decisions and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the Internal Revenue Service (referred to herein as the “IRS”) regarding any of the tax issues discussed herein. There can be no assurance that the IRS will not challenge one or more of the tax consequences of the Merger described in this proxy statement.
This discussion assumes that holders of Company common stock or Company Series B Convertible Preferred Stock hold their shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular holder of Company common stock or Company Series B Convertible Preferred Stock in light of such holder’s individual circumstances, nor does it address U.S. state or local, non-U.S., or estate or gift taxes, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, the Medicare tax on net investment income or any other aspect of any U.S. federal tax other than the income tax. This discussion also does not address tax considerations that may be relevant to holders of Company common stock or Company Series B Convertible Preferred Stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions, brokers or dealers in securities or currencies, mutual funds, partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities and their partners or members, S corporations, tax-exempt organizations, governmental organizations, retirement or other tax-deferred accounts, insurance companies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, U.S. expatriates and former citizens or long-term residents of the United States, holders who acquired their Company common stock or Company Series B Convertible Preferred Stock through the exercise of Company stock options or otherwise as compensation, holders who hold their Company common stock or Company Series B Convertible Preferred Stock as part of a hedge, straddle, constructive sale, conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, real estate investment trusts, regulated investment companies, holders deemed to sell their shares of Company common stock or Company Series B Convertible Preferred Stock under the constructive sale provisions of the Code, persons who own (directly, indirectly or constructively) an equity interest in Parent or the Surviving Corporation and holders who exercise appraisal rights in connection with the merger under the DGCL.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Company common stock or Company Series B Convertible Preferred Stock , the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partner and the partnership. If you are a partnership holding Company common stock or Company Series B Convertible Preferred Stock or a partner of a partnership holding Company common stock or Company Series B Convertible Preferred Stock , you are urged to consult your own tax advisor regarding the U.S. federal income tax consequences of the Merger relevant to you.
This discussion is for informational purposes only and is not tax advice. Holders of Company common stock or Company Series B Convertible Preferred Stock are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of the Merger to them in light of their particular circumstances, as well as any tax consequences of the Merger arising under the U.S. federal tax laws other than those pertaining to income tax, including estate or gift tax laws, “golden parachute” rules, or under any state, local or non-U.S. tax laws or under any applicable income tax treaty.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company common stock or Company Series B Convertible Preferred Stock that, for U.S. federal income tax purposes, is:
•
an individual who is a citizen or resident of the United States;

•
a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons as described in Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person (within the meaning of the Code); and

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source.

For purposes of this discussion, a “non-U.S. holder” means a beneficial owner of Company common stock or Company Series B Convertible Preferred Stock that is that is (i) a foreign corporation for U.S. federal income tax purposes, (ii) a nonresident alien individual, or (iii) a foreign estate or trust that in each case is not subject to U.S. federal income tax on a net-income basis on income or gain from a share of Company common stock or Company Preferred Stock.
U.S. Holders
The receipt of cash in exchange for shares of Company common stock or Company Series B Convertible Preferred Stock pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the Merger (determined before the deduction of any applicable withholding taxes) and such U.S. holder’s adjusted tax basis in the shares exchanged for cash pursuant to the Merger. A U.S. holder’s adjusted tax basis in a share of Company common stock or Company Series B Convertible Preferred Stock will generally be equal to the amount the U.S. holder paid for such share. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares exceeds one year as of the date of the closing. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of federal income taxation. Short-term capital gains are taxed at ordinary income rates. The deductibility of capital losses is subject to limitations. Gain or loss must be calculated separately for each block of Company common stock or Company Series B Convertible Preferred Stock (i.e., stock acquired at the same time and at the same price in a single transaction). U.S. holders who own separate blocks of Company common stock or Company Series B Convertible Preferred Stock should consult their tax advisors with respect to these rules.
A U.S. holder may, unless an exception applies, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash received pursuant to the Merger, unless such U.S. holder provides its correct taxpayer identification number (referred to as the “TIN”) on IRS Form W-9 (or if appropriate, a substitute or successor form) and certifies under penalties of perjury that such TIN is correct and that such U.S. holder is not subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided that such U.S. holder furnishes the required information to the IRS in a timely manner and other requirements are satisfied.
Non-U.S. Holders
Any gain recognized on the receipt of cash pursuant to the Merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with the conduct of a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on earnings and profits (as determined for U.S. federal income tax purposes) effectively connected with a U.S. trade or business, subject to certain adjustments;

•
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the aggregate in the taxable year of the Merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax (or tax at such lower rate as may be specified under an applicable income tax treaty) on the non-U.S. holder’s net gain realized in the Merger, which may be offset by certain U.S. source capital losses of the non-U.S. holder, if any (even though the individual is not considered a resident of the United States), provided that such non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

•
the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (1) the five-year period ending on the date of the Merger and (2) the non-U.S. holder’s holding period in the Company common stock or Company Series B Convertible Preferred Stock , and, at any time during such period, the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of the outstanding Company common stock or Company Series B Convertible Preferred Stock. Generally, a corporation is a U.S. real property holding corporation only if the fair market value of its U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. The Company does not believe that it was and does not expect that it will be a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the five-year period ending on the date of the Merger.

A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding (currently at a rate of 24%) with respect to the cash received by such non-U.S. holder pursuant to the Merger, unless such non-U.S. holder provides the paying agent with an applicable and properly executed IRS Form W-8 certifying under penalties of perjury the holder’s non-U.S. status (and the payor or applicable withholding agent does not have actual knowledge or reason to know that the non-U.S. holder is a U.S. person as defined under the Code) or otherwise establishes an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the taxing authorities of the country in which the non-U.S. holder resides or is established. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided that the non-U.S. holder furnishes the required information to the IRS in a timely manner and other applicable requirements are satisfied. Non-U.S. holders should consult their tax advisors regarding the application of the information reporting and backup withholding rules to them.
Regulatory Approvals Required for the Merger
U.S. Antitrust
The consummation of the Merger is subject to review under the HSR Act. Under the HSR Act and the rules and regulations promulgated thereunder, the Merger may not be completed until notifications have been filed and certain information has been furnished to the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”) and the specified waiting period has expired or been terminated. The Company and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on June 1, 2023, and the applicable waiting period commenced on June 2, 2023. The waiting period under the HSR Act expired at 11:59PM ET on July 3, 2023. The FTC and the DOJ retain the authority to challenge the Merger on antitrust grounds after the expiration of the applicable waiting period.
At any time before or after the expiration of the statutory waiting periods under the HSR Act, the DOJ or the FTC may take action under the antitrust laws, including seeking to enjoin the completion of the merger or to require one or both of the parties to divest assets, license or hold separate assets or terminate existing relationships and contractual rights, or to agree to other remedies.
In addition, the Merger may be reviewed by the state attorneys general in the various states in which Parent and the Company operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or seek to prohibit the Merger under the circumstances and based on the standards set forth in applicable state laws and regulations. There can be no assurance that one or more state attorneys general will not attempt to file an antitrust action to challenge the Merger. As of the date of this proxy statement, neither Parent nor the Company has been notified by any state attorney general indicating any plan to review the Merger.
CFIUS
The consummation of the Merger is subject to review and approval by CFIUS pursuant to the DPA. Parent and the Company must submit a filing with CFIUS regarding the Merger at least thirty (30) days prior to completion of the Merger. Following acceptance of the CFIUS Notice by CFIUS, a 45-calendar-day review period will begin. At the conclusion of the 45-calendar-day review period, CFIUS will notify the parties to the CFIUS Notice that it has either concluded all action with respect to the CFIUS Notice (thereby resulting in CFIUS Clearance), or that it is commencing a 45-calendar-day investigation. Under extraordinary circumstances, the CFIUS investigation may be extended by 15 calendar days. Upon conclusion of the CFIUS investigation period, CFIUS will notify the parties that it has either concluded all action with respect to the CFIUS Notice (thereby resulting in CFIUS Clearance), or that it is referring the case to the President of the United States for a 15-calendar-day period, during which time the President of the United States would decide whether to take action regarding the Merger, including its suspension or prohibition.
If CFIUS identifies unresolved national-security concerns during the review or investigation, it may require the parties to the CFIUS Notice to accept certain mitigation measures in order for CFIUS to grant CFIUS Clearance. If the parties require more time than the time allowed for the review and investigation periods in order to negotiate the mitigation terms, the parties may request to withdraw and refile the CFIUS Notice. If CFIUS grants the request, the above-described timing would restart.

The Draft CFIUS Notice was submitted on June 15, 2023. The CFIUS Notice was submitted on July 10, 2023 and accepted for review on July 18, 2023. The 45 day review period started on July 18, 2023 and will end on August 31, 2023. CFIUS may, at its discretion, commence a subsequent investigation, which would start on September 1, 2023, and end on October 16, 2023.
Other Regulatory Notifications
The consummation of the Merger is also conditioned upon the clearance or approval under the Specified Foreign Merger Control Laws. The Merger cannot be completed until Company and Parent obtain clearance to consummate the Merger or the applicable waiting periods have expired or been terminated in such mandatory and suspensory jurisdictions. There can be no assurances that all of the required regulatory approvals will be obtained, and if obtained, there can be no assurances as to the timing of any approvals, Parent’s or Company’s ability to obtain the approvals on satisfactory terms, or the absence of any litigation challenging such approvals.
The Company and Parent shall also cooperate to timely prepare and submit the ITAR Notice to DDTC as soon as practicable, and in any event, no later than twenty (20) business days following the date of the Merger Agreement. The Company shall be responsible for preparation and submission of the ITAR Notice, and Parent shall promptly provide the Company with all necessary information related thereto or related to any other filings as required of the Company under the ITAR. The ITAR Notice was submitted on June 15, 2023.
The consummation of the Merger is also conditioned upon receipt, under the NSIA of (i) a notification under section 14(8)(b)(ii) of the NSIA; or (ii) in the event that a call-in notice, as contemplated by section 14(8)(b)(i) of the NSIA is issued, of either (A) a Final Order, provided that (x) the Final Order allows the Merger subject to NSIA Provisions, and (y) the NSIA Provisions do not contain a Burdensome Condition (as defined in the section below titled “The Merger Agreement — Efforts to Complete The Merger”) (or if they do contain a Burdensome Condition, such Burdensome Condition is acceptable to Parent in its sole discretion), or (B) a final notification under section 26(1)(b) of the NSIA. The notification to the NSIA was submitted on June 30, 2023 and the 30 working-day waiting period commenced on July 7, 2023.
Parent and Company cannot be certain when or if these required regulatory approvals will be obtained. The parties’ obligations to complete the Merger are conditioned upon the receipt or waiver of all regulatory approvals required to complete the transactions contemplated by the Merger Agreement.
The Merger Agreement includes covenants obligating each of the parties, with respect to filings under the HSR Act, the Specified Foreign Merger Control Laws, CFIUS, ITAR and NSIA to supply (or cause to be supplied) information that may be required to make such filings or any additional information that may be required or requested by the FTC, DOJ, or any other Governmental Authorities, to cooperate and coordinate (and to cause their respective affiliates to cooperate and coordinate) with the other to make such filings, and to use their reasonable best efforts to take, all actions reasonably necessary, proper or advisable to cause the expiration or termination of any applicable waiting periods as promptly as reasonably practicable. For more information regarding these covenants, see the section of this proxy statement titled “The Merger Agreement — Efforts to Complete The Merger.”
Litigation Related to the Merger
Three purported stockholders of the Company have filed complaints in connection with the Merger against the Company and the Board in the United States District Court for the Southern District of New York, captioned Oppenhuizen v. eMagin Corporation, et. al., Civil Action No. 1:23-5360 (filed June 23, 2023), Berkland v. eMagin Corporation, et. al., Civil Action No. 1:23-cv-5551 (filed June 28, 2023), and O’Dell v. eMagin Corporation, et. al., Civil Action No. 1:23-cv-5621 (filed June 30, 2023) (collectively, the “Exchange Act Complaints”). The Exchange Act Complaints allege that the defendants filed or caused to be filed a materially incomplete and misleading preliminary proxy statement with the SEC and assert claims under Sections 14(a) and 20(a) of the Exchange Act. In addition, on June 26, 2023, June 27, 2023, June 29, 2023 and July 5, 2023, the Company received demand letters from six purported stockholders of the Company alleging that the preliminary proxy statement omits purportedly material information related to the Merger.

On June 26, 2023, the Company received one demand made by a purported eMagin stockholder pursuant to Section 220 of the DGCL seeking certain books and records of the Merger and related matters (collectively, the “Demand Letters”).
In addition to the Exchange Act Complaints and the Demand Letters, on July 14, 2023, a purported stockholder of the Company filed a putative class action complaint against the Company, the Board, Parent, Silk USA, and Merger Sub in the Delaware Court of Chancery, captioned Heckerman v. Wittels, et al. (Case No. 2023-0716). The Heckerman Complaint alleges, on behalf of a putative class of eMagin stockholders, among other things, claims for breach of fiduciary duty against the Board with respect to the inclusion of certain termination provisions in the Merger Agreement and with respect to the process leading up to the Merger, and claims for aiding and abetting such alleged breaches of fiduciary duty against Parent. The Heckerman Complaint seeks, among other things, an injunction enjoining the consummation of the Merger or the enforcement of certain provisions of the Merger Agreement, or, in the event the Merger is consummated, to recover damages resulting from defendants’ alleged breaches of fiduciary duty and/or aiding and abetting of breaches of fiduciary duty.
The defendants believe that the disclosures set forth in the preliminary proxy statement comply fully with all applicable laws and that the allegations in the Exchange Act Complaints, the Demand Letters, and the Heckerman Complaint are without merit. Nonetheless, to moot these purported stockholders’ unmeritorious claims, avoid the risk that litigation may delay or otherwise adversely affect the consummation of the Merger and to minimize the expense of defending against these actions, the Company and Parent are making certain supplemental disclosures. Nothing in this Definitive Proxy Statement shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein. To the contrary, the Company and Parent specifically deny all allegations in the Exchange Act Complaints, the Demand Letters, and Heckerman Complaint.
Additional lawsuits and demand letters arising out of the Merger may also be filed or received in the future, though the Company will not provide additional disclosures unless those new complaints or letters contain material differences from those received to date.
Delisting and Deregistration of eMagin Common Stock
If the Merger is completed, eMagin common stock will be delisted from the NYSE American and deregistered under the Exchange Act, and eMagin common stock will no longer be publicly traded.

THE MERGER AGREEMENT
The following is a summary of the material provisions of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and is incorporated by reference into this proxy statement. This summary may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read carefully the Merger Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
Explanatory Note Regarding the Merger Agreement
The following summary of the Merger Agreement, and the copy of the Merger Agreement attached hereto as Annex A to this proxy statement, are intended to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the dates specified therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties to the Merger Agreement that differ from those applicable to investors. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The description of the Merger Agreement contained in this proxy statement does not purport to describe all of the terms of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Annex A and is incorporated herein by reference.
Additional information about the Company may be found elsewhere in this proxy statement and the Company’s other public filings with the SEC. See “Where You Can Find Additional Information.”
Structure of the Merger; Certificate of Incorporation, By-Laws and Directors and Officers of the Surviving Corporation
At the Effective Time of the merger, Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease. The Company will be the surviving corporation in the merger and will continue its corporate existence as a Delaware corporation after the merger. As a result of the merger, the Company will become a direct, wholly owned subsidiary of Silk USA. At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended and restated in its entirety to read in the form attached as an exhibit to the Merger Agreement until thereafter amended. At the Effective Time, the By-laws of the Surviving Corporation will be amended and restated to be substantially identical to the By-Laws of Merger Sub as in effect immediately prior to the effective time (except that the Surviving Corporation’s name will be “eMagin Corporation” until thereafter amended). At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time will become the directors of the Surviving Corporation, to hold office until their respective successors are duly elected, appointed and qualified, or until their earlier death, resignation or removal. The officers of the Company immediately prior to the Effective Time will continue as the officers of the Surviving Corporation after the Effective Time until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.
When the Merger Becomes Effective; Closing and Effective Time
The Closing will take place at the offices of O’Melveny & Myers LLP at 8:00 a.m., New York City time, on the second business day after the satisfaction or waiver (by the party having the benefit of the applicable condition, to the extent permitted by law) of the closing conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by law) waiver of each such condition), or at such other place, date and time as the Company and Parent may agree in writing. The date on which the Closing occurs is referred to as the “Closing Date.”
The merger will become effective at the time a certificate of merger (the “Certificate of Merger”) is filed by the parties to the Merger Agreement with the Secretary of State of the State of Delaware, or such other date and time as shall be agreed upon by the Company and Parent and specified in the Certificate of Merger. The parties must cause the Certificate of Merger to be filed as promptly as practicable on the Closing Date.
Effect of the Merger on the Company’s Common Stock
At the Effective Time, each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and such shares will comprise the only outstanding shares of capital stock of the Surviving Corporation as of the Effective Time.
At the Effective Time, each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, or by stockholders who have properly exercised and perfected appraisal rights under Delaware law), will automatically be cancelled and converted into the right to receive the Per Share Merger Price, payable to the holder thereof upon surrender of such shares of Company common stock in the manner provided in the Merger Agreement.
At the Effective Time, each share of the Company Series B Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, or by stockholders who have properly exercised and perfected appraisal rights under Delaware law) shall be converted into the right to receive cash, without interest, in an amount equal to (x) the total number of shares of Company common stock issuable upon conversion of such share of Company Series B Convertible Preferred Stock in accordance with the Company Certificate of Incorporation and Certificate of Designations of Series B Convertible Preferred Stock immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price, payable to the holder thereof upon surrender of such shares of Company Series B Convertible Preferred Stock in the manner provided in the Merger Agreement.
At the Effective Time, each share of Company common stock and Company Series B Convertible Preferred Stock that is held by the Company, any wholly owned subsidiary of the Company (or held in the Company’s treasury), Parent, Silk USA or Merger Sub, in each case, immediately prior to the Effective Time will automatically be cancelled and will cease to exist, and no consideration will be delivered in exchange for such cancellation.
Withholding Rights
Parent, Silk USA, the Surviving Corporation, or the paying agent for the Merger Consideration will each be entitled to deduct and withhold any amounts due under applicable tax laws from the amounts that would otherwise be payable under the terms of the Merger Agreement, and any such withheld amounts that are timely paid to the appropriate taxing authorities will be treated as having been paid to the person from whom such amounts were originally deducted and withheld.
Treatment of Company Equity Awards
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each In-the-Money Option shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the right to receive an amount in cash equal to the product of (i) the excess of the Per Share Merger Price over the applicable exercise price per share of Company common stock subject to such cancelled In-the-Money Option multiplied by (ii) the aggregate number of shares of Company common stock subject to such In-the-Money Option immediately prior to the Effective Time. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each Out-of-the-Money Option shall be cancelled without any consideration payable therefor.

Upon the terms and subject to the conditions set forth in the Merger Agreement, immediately prior to the Effective Time, Company RSUs granted under any Company Stock Plan shall become fully earned and vested with respect to the maximum number of shares underlying each such Company RSU as set forth in the terms of the applicable RSU Agreement and each grantee of each Company RSU that vests in accordance with the Merger Agreement, as soon as reasonably practicable following the Effective Time, shall be entitled to receive cash in an amount equal to (x) the total number of shares of Company common stock issuable in settlement of such Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price.
All amounts payable pursuant to the above shall be subject to appropriate withholding for taxes.
At the Effective Time, the Company Stock Plans will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the shares of the Company or any subsidiary of the Company will be cancelled.
Pursuant to the Merger Agreement, the Company shall take all action reasonably necessary to (x) provide each holder of an outstanding Out-of-the-Money Option that is not then exercisable, the opportunity to exercise, for a period of at least five (5) days (or such other period determined by the Company Board) prior to the date that is three (3) days prior to the Effective Time (with such exercise conditional upon the occurrence of the Effective Time), any portion of such Out-of-the-Money Option in full by providing the Company with a notice of exercise and full payment of the applicable exercise price in cash or by check in accordance with and subject to the terms of the applicable Company Stock Plan and the stock option award agreement governing such Company Stock Option and (y) ensure that no holder of any Company Stock Option shall be entitled to exercise any such Company Stock Option at any time between the date that is three (3) days prior to the Effective Time and the Effective Time.
Payment for Common Stock and Series B Convertible Preferred Stock in the Merger
As promptly as possible following the Effective Time (but in any event on the Closing Date), Parent or Silk USA must deposit with the Company’s transfer agent (or another trust company or bank that is reasonably satisfactory to the Company to act as paying agent), pursuant to an agreement in form and substance reasonably acceptable to the Company, cash in an amount sufficient to pay the aggregate Merger Consideration to which the Company’s stockholders will become entitled pursuant to the Merger Agreement.
As soon as reasonably practicable after the Effective Time and in any case within five (5) business days following the Closing Date, Parent or Silk USA must cause the paying agent to mail to each holder of record of certificated shares of Company common stock or Company Series B Convertible Preferred Stock or non-certificated shares represented by book-entry that, in each case, were converted into the Merger Consideration a letter of transmittal and customary instructions for use in effecting the surrender of the certificates that formerly represented such shares or the non-certificated shares represented by book-entry in exchange for the Merger Consideration (less any applicable withholding taxes). As soon as reasonably practicable following the Effective Time, Parent or Silk USA must, or must cause the Surviving Corporation to, pay to each holder of In-The-Money Options or Company RSUs the cash amounts described above under “— Treatment of Company Equity Awards.”
Treatment of Warrants
Prior to the Effective Time, the Company shall request the holders of the Company Warrants to exercise the Company Warrants as of the Effective Time and shall use its commercially reasonable efforts to seek such exercise by the holders of the Company Warrants, but the Company shall not be required to pay any fees, other amounts or give anything of value to any such holder or any other person in connection with seeking any such exercise. At the Effective Time, each of the holders of Company Warrants that are issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such Company Warrant, shall be issued a replacement warrant providing that such replacement warrant shall be exercisable for an amount in respect of each share of Company common stock for which such Company Warrant is exercisable immediately prior to the Effective Time equal to cash in an amount equal to the product of (A) the total number of shares of Company common stock subject to such Company Warrant immediately prior to the Effective Time, multiplied by (B) the excess of (1) the Per Share Merger Price over (2) the exercise price payable per share of Company common stock subject to such Company Warrant.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, subject to certain qualifications set forth in the Merger Agreement and the disclosure letter delivered in connection with the Merger Agreement, as to, among other things:
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corporate organization and existence, qualification to do business, good standing, and subsidiaries,

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ownership of certain subsidiaries of the Company and authority to conduct the business of the Company and its subsidiaries as currently conducted and own and use the assets of the Company and its subsidiaries as currently owned and used,

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the absence of violations of the organizational documents of the Company and its subsidiaries,

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the capitalization of the Company,

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the due authorization and valid issuance of the shares of capital stock of the Company’s subsidiaries,

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the approval of the Merger Agreement by the Company’s board, the vote of the Company’s stockholders required to adopt the Merger Agreement and the absence of any other required approvals of the holders of the Company’s securities to approve the transactions contemplated by the Merger Agreement,

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the absence of certain violations, breaches, conflicts, defaults or consent requirements under certain contracts, organizational documents, governmental authorizations and applicable laws, in each case arising out of the execution and delivery of, and consummation of the transactions contemplated by and compliance with, the Merger Agreement,

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the absence of antitakeover laws applicable to the Merger Agreement or the merger,

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the accuracy of the Company’s filings with the SEC and of financial statements included in the Company’s SEC filings,

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the design and maintenance of disclosure controls and procedures and internal controls over financial reporting,

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the absence of certain undisclosed liabilities of the Company and its subsidiaries,

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the conduct of the Company’s business and the absence of certain changes since December 31, 2022,

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the absence of pending or threatened litigation,

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material contracts (as defined in the Merger Agreement) of the Company and its subsidiaries,

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compliance with laws and possession of necessary permits and other governmental authorizations by the Company and its subsidiaries,

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labor and employment matters related to the Company and its subsidiaries,

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the Company’s employee benefit plans and other agreements with its employees,

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certain details with respect to the Company’s and its subsidiaries’ tax returns, filings and other tax matters,

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real property owned or leased by the Company and its subsidiaries,

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intellectual property, data privacy and data security matters,

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certain major customers and suppliers and product recalls,

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environmental matters and compliance with environmental laws by the Company and its subsidiaries,

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insurance policies of the Company and its subsidiaries,

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compliance with customs and international trade laws, and the absence of government sanctions against the Company, its subsidiaries or any of its officers or directors pursuant to such laws,

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affiliate transaction matters,

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compliance with anti-bribery and anti-corruption laws,

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accuracy of information supplied by the Company,

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estimated backlog amount of awarded business of the Company and its subsidiaries,

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the absence of any fees owed to investment bankers or brokers in connection with the merger, other than to Nomura, and

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the receipt of a fairness opinion from Nomura.

The Merger Agreement contains representations and warranties of each of Parent, Silk USA and Merger Sub, subject to certain qualifications set forth in the Merger Agreement and the disclosure letter delivered in connection with the Merger Agreement, as to, among other things:
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corporate organization and existence, qualifications to do business, good standing and corporate power,

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authority to enter into the Merger Agreement, to perform their respective obligations thereunder and to consummate the transactions contemplated by the Merger Agreement,

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the approval of the Merger Agreement by the respective boards of directors of Parent, Silk USA and Merger Sub, the approval and adoption of the Merger Agreement by Silk USA as sole stockholder of Merger Sub, and the absence of any other vote or consent requirement by the holders of any securities of Parent, Silk USA or Merger Sub or any of their respective affiliates in order to consummate the transactions contemplated by the Merger Agreement,

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the absence of certain violations, breaches, conflicts, defaults or consent requirements under certain contracts, organizational documents, governmental authorizations and applicable laws, in each case arising out of the execution and delivery of, and consummation of the transactions contemplated by and compliance with, the Merger Agreement,

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the absence of pending or threatened litigation that would reasonably be expected to have a Parent Material Adverse Effect (as defined below),

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accuracy of information supplied by Parent, Silk USA or Merger Sub,

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Parent’s ownership of Silk USA, Silk USA’s ownership of Merger Sub, the capitalization of Merger Sub, and the absence of any previous business activities by Silk USA and Merger Sub other than in connection with the transactions contemplated by the Merger Agreement,

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the absence of ownership by Parent, Silk USA and Merger Sub or any of their affiliates of any common stock or other securities of the Company,

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the fact that none of Parent, Silk USA, Merger Sub, Parent’s other subsidiaries or any of their respective “affiliates” or “associates” (each as defined in Section 203 of the DGCL) was at the time the Merger Agreement was executed, or was during the three (3) years prior the date that the Company’s board approved the Merger Agreement), an “interested stockholder” of the Company as defined in Section 203 of the DGCL,

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the availability of all funds necessary to consummate the transactions contemplated by the Merger Agreement and make all required payments in connection therewith, and

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the independent review and analysis of the business, operations, assets, liabilities and prospects of the Company and its subsidiaries by Parent, Silk USA and Merger Sub and the limitation of the Company’s representations and warranties to those set forth in the Merger Agreement.

Certain of the Company, Parent, Silk USA or Merger Sub’s representations and warranties in the Merger Agreement are qualified as to materiality or a “Company Material Adverse Effect” or a “Parent Material Adverse Effect”.
For purposes of the Merger Agreement, a “Company Material Adverse Effect” means a change, effect, event, fact, development, occurrence or circumstance (“Effect”) that, individually or in the aggregate with all other Effects (a) prevents or materially interferes with the consummation by the Company of the Merger by the Outside Date in accordance with the terms thereof or applicable law; or (b) has had a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that in the case of clause (b) above, no Effect resulting from, arising out of or relating to any of the following shall be deemed to constitute or contribute to, alone or in combination, or taken into account in determining whether there has occurred, a Company Material Adverse Effect:
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general economic, securities, currency, credit, capital, commodities or financial markets (including changes in the prices of commodities) or general economic, political, geopolitical, or regulatory conditions in the United States or elsewhere in the world, including with respect to interest rates or currency exchange rates,

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general changes, developments or conditions in the industries in which the Company or its subsidiaries operate or the industries to which the Company and its subsidiaries sell their products, solutions and services, including, but not limited to, changes in Governmental Authority funding level or program changes,

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(A) any hurricane, tornado, earthquake, flood, fire, explosion, weather-related event, natural or man-made disaster, act of God or other force majeure events or occurrences, (B) epidemics, pandemics or disease outbreaks (including COVID-19) or the worsening thereof or applicable laws (or the interpretation thereof) adopted in response thereto, including any COVID-19 Measures, or (C) (1) any outbreak or escalation or worsening of hostilities, acts of war (whether or not declared), military actions, cyber-attacks, data breaches, acts of insurrection, political unrest, riots or any act of sabotage or terrorism (foreign or domestic) or (2) the geopolitical dispute between the Russian Federation and Ukraine and any evolution or worsening thereof, including the response of any Governmental Authorities thereto,

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any change in applicable law or GAAP (or the interpretation thereof) or (B) any change in the regulatory accounting requirements applicable to the industries in which the Company or its subsidiaries operate or to which the Company or its subsidiaries sell their respective products, solutions and services (or the interpretation thereof), including, in the case of both (A) and (B), any actions taken to comply with any such changes,

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a change in the market price or trading volume of the Company’s common stock,

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any failure by the Company and its subsidiaries to meet internal or published budgets or internal or analysts’ projections, predictions or forecasts for any period or any change in the Company’s credit rating,

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any action taken (or omitted to be taken) by Parent or its affiliates or (B) any action taken (or omitted to be taken) by the Company or its subsidiaries, if included in the disclosure letter delivered in connection with the Merger Agreement, or if taken at Parent’s written request or with the consent of Parent or its affiliates or which action or omission is required by law,

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the announcement, pendency, or consummation of the Merger or the other transactions contemplated by the Merger Agreement or the identity of Parent or its affiliates, or any facts or circumstances relating to Parent, including the effect of any of the foregoing on the relationships, contractual or otherwise, of the Company or its subsidiaries with clients, customers, resellers, employees (including the departure or termination of any officer, director, employee or independent contractor of the Company or its subsidiaries), suppliers, vendors, service providers, counterparties or Governmental Authorities,

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any litigation or other proceeding brought in connection with the Merger Agreement or any of the transactions contemplated thereby, including breach of fiduciary duty or inadequate disclosure claims, or

•
other exceptions as set forth in the disclosure letter delivered in connection with the Merger Agreement.

However, for purposes of clause (b) in the paragraph above, (i) with respect to the matters described in the first, second, third and fourth bullet points above, such Effect that is not otherwise excluded from the definition of a Company Material Adverse Effect may be taken into account in determining whether a Company Material Adverse Effect has occurred if and to the extent (but only to the extent), individually or in the aggregate with any other Effect, it materially and disproportionately adversely affects the Company and its subsidiaries, taken as a whole, as compared with other participants in the industries in which the Company and its subsidiaries primarily operate (in which case the incremental materially disproportionate impact or impacts may be taken into account in determining whether there has been, or is reasonably expected to be, a Company Material Adverse Effect) and (ii) with respect to matters described in the fifth and sixth bullet points above, the underlying cause of such change or failure that is not otherwise excluded from the definition of a Company Material Adverse Effect may be taken into account in determining whether a Company Material Adverse Effect has occurred.
For purposes of the Merger Agreement, a “Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, with all other Effects, prevents or materially interferes with or would reasonably be expected to prevent or materially interfere with the consummation by Parent, Silk USA or Merger Sub of the Merger by the Outside Date in accordance with the terms of the Merger Agreement or applicable law.
Conduct of Business Pending the Merger
The Merger Agreement provides that, subject to certain exceptions set forth in the Merger Agreement and the disclosure letter delivered by the Company in connection with the Merger Agreement, during the period from the signing of the Merger Agreement until the Effective Time, except as otherwise set forth in the disclosure letter delivered by the Company in connection with the Merger Agreement, as required to comply with COVID-19 measures, as required by applicable law, as consented to in writing in advance by Parent or as otherwise required, contemplated or expressly permitted by the Merger Agreement, the Company must, and must cause each of its subsidiaries to, use its commercially reasonable efforts to (i) carry on its business in all material respects in the ordinary course of business (the “Ordinary Course of Business”), (ii) preserve intact its current business organization, maintain its material assets and properties in good repair and condition, and (iii) keep available the services of its current officers and other key employees and maintain its existing material business relationships with customers, suppliers, distributors, licensors, licensees and others having material business dealings with the Company and its subsidiaries, and Governmental Authorities having regulatory dealings with the Company and its subsidiaries, and must not, and must not permit any of its subsidiaries to, directly or indirectly, take any of the following actions without the prior written consent of Parent, with certain exceptions set forth in the Merger Agreement:
•
amend the certificate of incorporation or bylaws of the Company or amend the equivalent organizational documents of any of the Company’s subsidiaries,

•
declare or pay any dividend or make any other distribution in respect of any shares of capital stock of the Company or any of its subsidiaries, other than any dividend or distribution by a subsidiary of the Company to the Company or another wholly owned subsidiary of the Company but only if such distribution or dividend does not give rise to any tax liability of any kind,

•
authorize any split, combination or reclassification of any capital stock of the Company or any of its subsidiaries, or any issuance of any other securities in lieu of or in substitution for shares of capital stock of the Company or any of its subsidiaries,

•
repurchase, redeem or otherwise acquire any shares of the Company’s capital stock or any options, warrants or other rights to acquire any such shares, in each of the foregoing cases other than in certain circumstances,

•
issue, sell, pledge, grant, transfer, encumber or otherwise dispose of any shares of capital stock or other equity interests of the Company or any of its subsidiaries, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock or other equity interests of the Company or any of its subsidiaries, in each of the foregoing cases other than in certain circumstances,

•
except as required by Company Benefit Plan (as defined in the Merger Agreement) or any Collective Bargaining Agreement (as defined in the Merger Agreement), (A) grant, pay, or promise to pay any severance or termination pay or any increase in severance, retention or termination pay or benefits to any employee, executive officer, non-employee director, independent contractor, consultant, or other service provider of the Company or any of its subsidiaries, (B) pay any bonus or make any profit-sharing or similar payment to, or increase in any manner the accrual rate or amount of the wages, salary, commissions, fringe benefits or other compensation, benefits, or remuneration payable to, any employee, officer, non-employee director, independent contractor or consultant of the Company or its subsidiaries, other than salary increases, commissions and bonuses made in the Ordinary Course of Business, (C) adopt, enter into, grant, terminate or amend in a material respect any Company Benefit Plan or agreement, plan or arrangement that would, if maintained primarily for the benefit of individuals regularly employed inside the United States, constitute a Company Benefit Plan, that is instead maintained for the benefit of individuals regularly employed outside of the United States (each, a “Foreign Benefit Plan”) or awards made thereunder, (D) other than in the Ordinary Course of Business, or as mandated by accounting or tax standards or rules, materially change any actuarial or other assumption used to calculate funding obligations with respect to any Company Benefit Plan or Foreign Benefit Plan or materially change the manner in which contributions to any Company Benefit Plan or Foreign Benefit Plan are made or the basis on which such contributions are determined, in any case which would result in a material increase in the amount of annual contributions to any trust maintained for any Company Benefit Plan or Foreign Benefit Plan, (E) loan or advance any money or other property to any employee, officer, non-employee director, independent contractor or consultant of the Company or its subsidiaries, (F) enter into any employment, consulting, severance or termination agreement with any director or executive officer of the Company or any subsidiary of the Company, or (G) terminate the employment of any current employee at a level of vice president or above or the engagement of any consultant of the Company or any of its subsidiaries other than for cause or for performance-related reasons or a non-Merger related reason,
•
waive, release, limit or condition any restrictive covenant obligation of any employee of the Company or any of its subsidiaries at a level of vice president or above (whether current, former or retired),

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enter into any contract, subcontract, lease, permit, authorization, indenture, note, bond, mortgage, license, sublicense, franchise or other agreement or instrument, commitment, obligation or binding arrangement with respect to which there are continuing rights, liabilities or obligations, whether oral or in writing (the “Contract”) with respect to any labor dispute, any activity or proceeding by a labor union or representative thereof, (B) recognize any new labor organization, union, employee association, trade union, works council or other similar employee representative, or (C) negotiate, enter into, amend, modify or terminate any Collective Bargaining Agreement (as defined in the Merger Agreement),

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effect or permit any “plant closing,” “mass layoff,” “termination” or “relocation” as those terms are defined in the WARN Act or other event that would require advance notice to employees of the Company or any of its subsidiaries or pay in lieu thereof under the WARN Act,

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acquire by merger, consolidation, acquisition of stock or assets, or otherwise any equity ownership interest in, or a substantial portion of the assets of, any person or any division or business thereof, other than (A) any such action solely between or among the Company and its subsidiaries or between or among subsidiaries of the Company, (B) purchases of inventory or other assets in the Ordinary Course of Business or pursuant to existing Contracts, or (C) acquisitions or investments not in excess of $100,000 individually or $200,000 in the aggregate,

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sell, lease, license, abandon or otherwise dispose of, or subject to any lien (other than permitted liens) any of its material properties, assets, product lines or businesses (including capital stock or other equity interests in any Subsidiary of the Company and any and all Intellectual Property (as defined in the Merger Agreement) owned or purported to be owned by the Company or any of its subsidiaries (the “Owned Intellectual Property”) and any and all Technology (as defined in the Merger Agreement) owned or purported to be owned by the Company or any of its subsidiaries (the “Owned Technology”) that is material to the conduct of the business of the Company or any of its subsidiaries as currently conducted), or terminate, fail to renew, allow to lapse or otherwise not maintain any Inbound Intellectual Property Contracts, other than (A) sales, leases or other dispositions of assets or liens thereon in the Ordinary Course of Business, (B) the granting of nonexclusive licenses solely as part of the sale of products or services in the Ordinary Course of Business, or (C) pursuant to

Contracts existing as of the date of the Merger Agreement; provided that, notwithstanding anything to the contrary herein, neither the Company nor any of its subsidiaries will be permitted to sell, exclusively license, assign, transfer or otherwise dispose of any Owned Intellectual Property (other than pursuant to a present assignment of Intellectual Property created or developed under an Intellectual Property Contract (as defined in the Merger Agreement) listed in the disclosure letter delivered in connection with the Merger Agreement); and, provided further, that (i) stand-alone licensing of any Patents, (ii) the stand-alone licensing of any Owned Technology or (iii) any other sale, assignment, grant or license of or under any Patents or of Owned Technology (with respect to (ii) and (iii) only, other than as provided in clause (B) above) will not be considered conduct in the Ordinary Course of Business,
•
(A) enter into or amend any Inbound Intellectual Property Contracts or Outbound Intellectual Property Contracts, (B) fail to maintain, allow to lapse or abandon any Owned Intellectual Property or any intellectual property that are exclusively licensed to the Company or any of its subsidiaries or allow any Owned Company IP to enter the public domain, (C) enter into any agreement or modify any existing agreement with respect to the development of any intellectual property or rights to intellectual property with a third party other than entry into agreements with new employees, contractors, subcontractors, or consultants entered into in the Ordinary Course of Business, (D) change pricing or royalties set or charged by the Company or any of its subsidiaries to its customers or licensees, or the pricing or royalties set or charged by persons who have licensed Intellectual Property or rights to intellectual property to the Company or any of its subsidiaries, (E) enter into or amend any agreement pursuant to which any other party is granted marketing, distribution, or similar rights of any type or scope with respect to any products or technology of the Company or any of its subsidiaries, or (F) enter into or amend any agreement pursuant to which any other party is granted development, manufacturing or similar rights of any type or scope with respect to any products or technology of the Company or any of its subsidiaries,

•
adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (other than the transactions contemplated hereby, including the Merger),

•
except for (1) borrowings under the Financing Agreement, dated as of December 29, 2016, by and between Rosenthal & Rosenthal, Inc. and the Company, as amended (the “Existing Revolver”) (which will not exceed $3,000,000 in the aggregate) and (2) transactions between or among the Company and its subsidiaries or between or among subsidiaries of the Company, and in each case guarantees thereof, incur any indebtedness for borrowed money (including by way of issuing any debt securities) or assume, guarantee or endorse, any indebtedness or the obligations of any person (except with respect to obligations of direct or indirect wholly-owned subsidiaries of the Company), or (B) make any loans, advances, capital contributions to or investments in any other person (other than extensions of credit to customers in the Ordinary Course of Business substantially consistent with past practice, and loans, advances, capital contributions to or investments in direct or indirect wholly-owned subsidiaries of the Company),

•
other than in the Ordinary Course of Business (A) enter into or assume any Contract that would have been a material contract had it been entered into prior to the date of the Merger Agreement or (B) terminate, materially amend or waive any material rights under any material contract or any Contract that would have been a material contract had it been entered into prior to the date of the Merger Agreement, excluding any termination upon expiration of a term in accordance with the terms of such material contract, provided, however, that, in no event will the Company or any of its subsidiaries enter into any Contract that would constitute a material contract (if entered into prior to the date of the Merger Agreement) under, or amend any material contract such that it would constitute a material contract (if entered into prior to the date of the Merger Agreement) under certain sections of the Merger Agreement (except as otherwise permitted therein); provided, further, that in no event will the Company or any of its subsidiaries terminate any Contract with a customer of the Company or its subsidiaries with a contract value in excess of $50,000 per calendar year, or any Intellectual Property Contract (as defined in the Merger Agreement),

•
(A) institute any proceeding other than (1) in respect of any such proceeding that seeks less than $100,000, or (2) in such cases where the Company reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of its business (provided that the Company consults with Parent and considers the views and comments of Parent with respect to such Proceeding prior to commencement thereof) (3) in connection with a breach of the Merger Agreement or any other agreements contemplated hereby, or (B) settle or compromise any proceeding pending or threatened against the Company or any of its subsidiaries, other than (1) with respect to transaction litigation, which is governed separately in the Merger Agreement, or any proceeding or other claim relating to taxes, which is governed by Section 5.01(b)(xvi) or the Merger Agreement, (2) the settlement or compromise of proceedings in the Ordinary Course of Business or (3) such settlements or compromises that require payments by the Company or any of its subsidiaries (net of insurance coverage and indemnification proceeds actually received) in an amount not to exceed $100,000 individually or $200,000 in the aggregate,
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make any change in financial accounting methods, principles or practices of the Company or any of its subsidiaries materially affecting the consolidated assets, liabilities or results of operations of the Company, except as may be appropriate to conform to changes in GAAP or regulatory requirements with respect thereto or as required by GAAP or applicable law or statutory or regulatory accounting rules or interpretations with respect thereto or by any Governmental Authority,

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make any material tax election, file an amendment to any material tax return, consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment, settle or compromise any liability for any taxes, surrender any claim for refund for a material amount of taxes, or change a material annual accounting method or period for tax purposes,

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enter into, or amend, any affiliate transaction of certain specified types,

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make any capital expenditures in excess of $1,000,000 individually or $4,000,000 in the aggregate on an annual basis,

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adopt a stockholder rights plan or similar agreement,

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fail to use commercially reasonable efforts to (A) maintain the Company’s existing material insurance policies or (B) replace such insurance policies with reasonably comparable insurance policies in the event of their termination or cancellation,

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except as required by applicable laws and as expressly required by the Merger Agreement, convene any regular or special meeting (or any adjournment or postponement thereof) of the stockholders of the Company, other than (A) the Company’s annual meeting to be held in the year of 2023 at which the stockholders of the Company will be asked to vote on the election of directors, the ratification of appointment of the Company’s independent auditors, and the approval of the compensation of the Company’s executive officers, and (B) any special meeting of the Company to be held in accordance with the Merger Agreement,

•
hire any employee without requiring them to execute the Company’s standard form of confidentiality and inventions assignment agreement applicable to similarly situated employees of the Company, if any, or

•
agree, authorize or commit to do any of the foregoing actions.

Covenants and Agreements
No Solicitation
While the merger is pending, subject to certain exceptions, the Company, its subsidiaries and their respective representatives are not permitted to:
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solicit, initiate or knowingly encourage or knowingly facilitate the making, submission or announcement by any person of any proposal, offer or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal,

•
enter into, continue or participate in any discussions or negotiations with any person regarding any Acquisition Proposal,

•
furnish to any person (other than Parent, Silk USA, Merger Sub, or any designees of Parent, Silk USA or Merger Sub, including their respective representatives) any information relating to the Company or any of its subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its subsidiaries to any person (other than Parent, Silk USA, Merger Sub, or any designees of Parent, Silk USA, or Merger Sub), in each case, to knowingly facilitate or knowingly encourage the making of any proposal that constitutes or would be reasonably expected to lead to an Acquisition Proposal,

•
approve, endorse or recommend any Acquisition Proposal or any letter of intent, memorandum of understanding, agreement in principle, option agreement, merger agreement, acquisition agreement, joint venture agreement, partnership agreement or other similar definitive agreement related to any Acquisition Proposal (other than any Acceptable Confidentiality Agreement as defined below) (an “Acquisition Agreement”) or any other agreement requiring the Company to abandon or terminate its obligations under the Merger Agreement,

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other than a confidentiality agreement (a) with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (as defined below); provided, that it need not include a “standstill” or similar provision, (b) that does not contain any provision requiring the Company or its subsidiaries to pay or reimburse the counter-party’s fees, costs or expenses of any nature, and (c) that does not prohibit the Company’s compliance with the provisions of the Merger Agreement (an “Acceptable Confidentiality Agreement”) entered into in accordance with the Merger Agreement, execute or enter into any letter of intent, memorandum of understanding or Contract contemplating or otherwise relating to an Acquisition Proposal, or

•
resolve, propose or agree to do any of the foregoing.

Additionally, while the merger is pending, subject to certain exceptions, neither the board nor any board committee is permitted to:
•
fail to include the board’s recommendation to stockholders in favor of adoption of the Merger Agreement in this proxy statement when disseminated to the Company’s stockholders,

•
withhold, withdraw, amend, qualify or modify or publicly propose to withhold, withdraw, amend, qualify or modify, in each case, in a manner adverse to Parent, Silk USA or Merger Sub, the board’s recommendation to stockholders in favor of adoption of the Merger Agreement,

•
adopt, approve, recommend, endorse or otherwise declare advisable the adoption of, or enter into, any Acquisition Proposal or Acquisition Agreement (other than those relating to the Merger), or

•
following the date any Acquisition Proposal or any material modification thereto is first made public, fail to publicly reaffirm the board’s recommendation to stockholders in favor of adoption of the Merger Agreement and recommend against such Acquisition Proposal or material modifications within ten (10) business days after a written request by Parent to do so (which request may be made only once with respect to any such Acquisition Proposal and only once with respect to any such material modifications thereto) (or, if earlier, by the second business day prior to the then-scheduled stockholders’ meeting). Each of the actions described in this or any of the preceding three bullet points is referred to as a “Change in Company Board Recommendation.”

Notwithstanding the provisions of the Merger Agreement described above, if, prior to obtaining the required vote of the Company’s stockholders to adopt the Merger Agreement, the Company receives an unsolicited bona fide written Acquisition Proposal from any third party that did not result from a material breach of the obligations described above and that the board determines in good faith, after consultation with its outside legal advisor and its financial advisors, constitutes or would reasonably be expected to constitute, result in or lead to a Superior Proposal, then the Company may, upon a good faith determination by the board (after consultation with its outside legal advisor) that failure to do so would be inconsistent with its fiduciary duties under applicable law:
•
furnish any information including non-public information, with respect to the Company and its subsidiaries to the third party making such Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement, subject to specified procedural requirements, and the Company must also provide to Parent any non-public information provided to any such person substantially concurrently (to the extent not previously provided to Parent), and
•
engage in discussions or negotiations with the person making an Acquisition Proposal or such person’s representatives.

If the Company receives an Acquisition Proposal, with respect to the Company and its subsidiaries to the third party making such Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement, the Company is required to:
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promptly (and in any event within one (1) business day) notify Parent in writing of the receipt of any Acquisition Proposal or the receipt of any inquiries that would reasonably be expected to lead to an Acquisition Proposal, including the identity of the person making the Acquisition Proposal and the material terms and conditions of such Acquisition Proposal (including unredacted copies of any written Acquisition Proposal and any material amendments thereto),

•
keep Parent reasonably informed as promptly as reasonably practicable of any material developments affecting the terms and conditions of any such Acquisition Proposal or any inquiries that would reasonably be expected to lead to an Acquisition Proposal, and

•
promptly (and in any event one (1) business day after any such determination) advise Parent in writing if the board has determined to begin providing non-public information or engaging in discussions or negotiations concerning an Acquisition Proposal.

As used in the Merger Agreement, “Acquisition Proposal” means any inquiry, bid, proposal or offer from any person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) (other than from Parent or any of its affiliates) to purchase or otherwise acquire, directly or indirectly, in one or a series of related transactions:
•
assets of the Company or any of its subsidiaries (whether by asset acquisition, joint venture or otherwise) that account for 15% (based on fair market value) or more of the consolidated assets of the Company and its subsidiaries, taken as a whole, or from which 15% or more of the consolidated revenues or earnings of the Company and its subsidiaries are derived,

•
15% or more of the outstanding common stock (or voting power represented thereby) or the capital stock or voting power of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity pursuant to a merger, consolidation or other business combination, tender offer, exchange offer, binding share exchange, purchase or sale of capital stock, liquidation, dissolution, recapitalization or similar transaction, or

•
any combination of the foregoing.

As used in the Merger Agreement, “Superior Proposal” means a bona fide written Acquisition Proposal not solicited in breach of Section 5.02 of the Merger Agreement (except that, for purposes of this definition, the references in the definition of “Acquisition Proposal” to “15%” shall be replaced by “50%”) made by a Third Party on terms that the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor, to be more favorable, from a financial point of view, to the holders of Company Capital Stock than the Merger, taking into account the relevant terms and conditions contained therein, the person making the Acquisition Proposal, the likelihood of the consummation of the Acquisition Proposal.
In addition and notwithstanding anything to the contrary elsewhere in the Merger Agreement, prior to obtaining the required vote of the Company’s stockholders to adopt the Merger Agreement, the Company Board may make a Change in Company Board Recommendation in connection with an Intervening Event (as defined below), if the Company Board determines in good faith, after consultation with its outside legal advisor, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law (such determination in and of itself will not be deemed a Change in Company Board Recommendation); provided, however, that prior to making such Change in Company Board Recommendation:
•
the Company provides Parent with written notice of its intention to take such action at least four (4) business days in advance, and provides in reasonable detail the reasons for taking such action and the facts relating thereto,

•
during such four-business-day period, the Company negotiates, and directs its representatives to negotiate, in good faith with Parent (to the extent Parent wishes to negotiate) to enable Parent to propose revisions or modifications to the terms of the Merger Agreement such that the Superior Proposal no longer constitutes a Superior Proposal and

•
at the end of such four-business-day period, the Company Board shall consider in good faith any revisions or modifications to the terms of the Merger Agreement proposed in writing by Parent, and determines in good faith, after consultation with its outside legal advisor and financial advisor, that the Company Board’s failure to make a Change in Company Board Recommendation under clauses (i) or (ii) of the definition thereof would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Additionally, notwithstanding anything to the contrary elsewhere in the Merger Agreement, prior to obtaining the required vote of the Company’s stockholders to adopt the Merger Agreement, if the Company receives an Acquisition Proposal that did not result from a material breach of the Merger Agreement and that the Company Board determines in good faith (after consultation with its outside legal advisor and its financial advisor) constitutes a Superior Proposal, either (A) terminate the Merger Agreement pursuant to its terms, provided that prior to or concurrently with any such termination, the Company shall pay or cause to be paid to Parent any Company Termination Fee required to be paid pursuant to the Merger Agreement in connection with such termination, or (B) make a Change in Company Board Recommendation, provided, however, that prior to making a Change in Company Board Recommendation or prior to terminating the Merger Agreement in each case:
•
the Company provides Parent with written notice of its intention to take such action at least four (4) business days in advance of taking such action, and the reasons therefor, and provides to Parent a summary of the material terms and conditions of such Superior Proposal and an unredacted copy of any and all Acquisition Agreements related to such Superior Proposal, it being agreed that the provision of such notice shall not, in and of itself, constitute a Change in Company Board Recommendation,

•
the Company shall, and shall direct its representatives to, negotiate in good faith with Parent during such four (4) business day period, if requested by Parent, to enable Parent to propose revisions or modifications to the terms of the Merger Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal,

•
at the end of such four (4) business day period, the Company Board shall consider in good faith any revisions or modifications to the terms of the Merger Agreement proposed in writing by Parent, and shall have determined in good faith, after consultation with its outside legal advisor and financial advisor, that the Superior Proposal would continue to constitute a Superior Proposal even if the revisions or modifications proposed in writing by Parent were to be given effect, and

•
in the event of any change in any of the financial terms (including the amount, form and timing of payment of any consideration) or any other material terms of such Superior Proposal, the Company shall, in each case, deliver to Parent an additional notice consistent with that described above and a new notice period shall commence (except that the four (4) business day notice period referred to above shall instead be equal to the longer of (x) two (2) business days, and (y) the period remaining under the notice period under the notice provision above immediately prior to the delivery of such additional notice under this bullet point) during which time the Company shall be required to comply with the requirements set forth above anew with respect to such additional notice.

As used in the Merger Agreement, “Intervening Event” means any material Effect on the business, assets, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, that (a) is not known to, or reasonably foreseeable by, the Company Board as of the date of the Merger Agreement (or if known to the Company Board as of the date hereof, the consequences of which were not known or reasonably foreseeable to the Company Board as of the date hereof), (b) did not result from a breach of the Merger Agreement by the Company or its subsidiaries or any of their respective representatives and (c) which Effect becomes known to or by the board prior to obtaining the Company Stockholder Approval; provided, however, that none of the following shall constitute or be deemed to contribute to whether there has been an Intervening Event: (i) any changes in the market price or trading volume of the

Company common stock (provided, however that the underlying cause of any such change may be taken into account in any such determination), (ii) the fact that the Company exceeds internal or published budgets, projections or forecasts for any period, or (iii) the receipt, existence of or terms of an Acquisition Proposal or Superior Proposal, or any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal or a Superior Proposal, or any inquiry related thereto or the consequences thereof.
The Merger Agreement also provides that nothing in the Merger Agreement will rohibitt the Company, the Company Board or any committee thereof from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer); (ii) making any disclosure to the stockholders of the Company if the Company Board determines in good faith, after consultation with its outside legal advisor, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law; or (iii) making any “stop-look-and-listen” communication to its stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communications to its stockholders); provided, however, that any public disclosure (other than any “stop, look and listen” statement made under Rule 14d-9(f) under the Exchange Act) by the Company or the Company Board (or any committee thereof) relating to any determination, position or other action by the Company, the Company Board or any committee thereof with respect to any Intervening Event or Acquisition Proposal shall be deemed to be a Change in Company Board Recommendation unless the Company Board expressly and publicly reaffirms the Company Board Recommendation in such disclosure.
Access to Information
Prior to the Effective Time and subject to applicable law and certain other exceptions and limitations set forth in the Merger Agreement, the Company and its subsidiaries must afford Parent and Parent’s officers, employees, accountants, counsel, consultants, financial advisors and other representatives reasonable access as promptly as practicable, during normal business hours and upon reasonable prior notice to the Company, to all of the Company’s and its subsidiaries’ properties, personnel, Contracts, books and records as Parent may from time to time reasonably request.
Efforts to Complete the Merger
Each of the Company, Parent, Silk USA and Merger Sub must use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties to the Merger Agreement in doing, all things necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Merger and the other transactions contemplated by the Merger Agreement.
Each of the Company, Parent, Silk USA and Merger Sub must also use reasonable best efforts to:
•
cause the closing conditions set forth in the Merger Agreement to be satisfied as promptly as reasonably practicable,

•
obtain all necessary orders, approvals or other authorizations of any U.S. Governmental Authority or any foreign Governmental Authority pursuant to Foreign Merger Control Laws,

•
make all necessary registrations, declarations and filings with, and provide all necessary notices to, any U.S. Governmental Authority (including pursuant to the HSR Act) or any foreign Governmental Authority pursuant to Foreign Merger Control Laws, including CFIUS, the DDTC, and NSIA,

•
execute and deliver any additional instruments necessary to consummate the merger and the other transactions contemplated by the Merger Agreement,

•
resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the transactions contemplated by this Agreement under any antitrust law, CFIUS, ITAR and NSIA,

•
avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the

Merger and the other transactions contemplated by the Merger Agreement, so as to enable the Parties to close the contemplated transactions expeditiously (but in no event later than the Outside Date).
Additionally, in connection with the efforts described above, each of the Company, Parent, Silk USA and Merger Sub must:
•
make the appropriate filings under (1) the HSR Act within ten (10) business days of the date of the Merger Agreement and (2) each of the Specified Foreign Merger Control Laws as soon as reasonably practicable but in no event later than thirty (30) business days following the date of the Merger Agreement,

•
cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any action, claim, arbitration, investigation or other proceeding initiated by a private party and to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to the HSR Act or Foreign Merger Control Laws and to take all other action necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods and the receipt of any applicable orders, approvals or other governmental authorizations under the HSR Act or any Foreign Merger Control Laws as soon as practicable,

•
keep the other party reasonably informed of the status of matters related to the transactions contemplated by the Merger Agreement, including furnishing the other with any written notices or other communications received by such party from, or given by such party to, a Governmental Authority and of any communication received or given in connection with any action, claim, arbitration, investigation or other proceeding by a private party, in each case regarding any of the transactions contemplated by the Merger Agreement,

•
permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, a Governmental Authority or, in connection with any action, claim, arbitration or other proceeding by a private party, with any other person, make available the representatives of such party as may be reasonably necessary for attendance by such representatives in person at such meetings and conferences and

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to the extent permitted by the applicable Governmental Authority or other person, give the other party the opportunity to attend and participate in such meetings and conferences in accordance with applicable antitrust or competition law.

Notwithstanding anything in Merger Agreement to the contrary, in no event shall any of Parent, Silk USA or Merger Sub be required to take, and the Company shall not take (without the prior written consent of Parent), any actions required or requested by any non-CFIUS Governmental Authority, including the FTC or DOJ, that limits or could be expected to limit the right of Parent to own or operate all or any portion of the businesses, product lines, or assets of Parent or subsidiaries of Parent, or the Company or the subsidiaries of the Company, including: (i) selling, divesting, licensing or otherwise disposing of or holding separate and agreeing to sell, divest, license or otherwise dispose of assets, categories of assets or businesses of the Company, its subsidiaries, Parent or its subsidiaries; (ii) terminating, amending or modifying existing relationships, contractual rights or obligations of the Company or its subsidiaries; (iii) terminating, amending, or modifying any venture or other arrangement of the Company or its subsidiaries; (iv) agreeing to any undertaking affecting or creating any relationship, contractual rights or obligations of the Company or Parent or their respective subsidiaries (v) agreeing to any limitation on the ability of Parent, the Company or any of their respective subsidiaries or affiliates to conduct their respective businesses (including with respect to market practices and structure) or own such assets or to acquire, hold or exercise full rights of ownership of the business of Parent, the Company or their respective subsidiaries or affiliates or (vi) effectuating any other change or restructuring of the Company or its subsidiaries, except for any such actions required or requested by such Governmental Authority that would not be material to the Company, Parent or the benefits of the Merger reasonably expected to be received by Parent, provided such actions do not take effect until the Closing (collectively, a “Burdensome Condition”). In addition, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by any Governmental Authority, including but not limited to the FTC, DOJ, or CFIUS, challenging the transactions contemplated by the Merger Agreement, each of the Parties shall cooperate with each other in all respects and to use their respective reasonable best efforts to contest and defend on the merits any claim asserted in court by any Governmental Authority in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing.
In addition to the regulatory approvals described above, Parent and the Company need to prepare and file with CFIUS (1) a draft joint voluntary notice with respect to the merger and the other transactions contemplated by the Merger Agreement as soon as practicable following the date of the Merger Agreement (and in any event within twenty (20) business days of the date of the Merger Agreement) and (2) the CFIUS Notice as soon as practicable following the receipt of CFIUS’s comments on the Draft CFIUS Notice or confirmation by CFIUS that it has no comments. Additionally:
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Company and Parent shall permit counsel for the other Party reasonable opportunity to review in advance, and consider in good faith, the views of the other Party in connection with, any proposed written communication to CFIUS pertaining to the substance of the CFIUS Notice or substantive matters related to the CFIUS process,

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and any Party engaging in telephonic discussions with CFIUS shall promptly inform the other Party of such discussion; provided that this bullet point shall not apply to the extent such communications (i) involve confidential business information, or (ii) relate purely to administrative matters such as the scheduling of calls, submission logistics, and non-substantive process steps,

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no Party shall independently participate in any in-person meeting or video conference with any Governmental Authority with respect to any filings, review, investigation or other inquiry without giving the other Party sufficient prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate in such meeting. Parent shall, or shall cause Silk USA to, pay all filing fees incurred in connection with the filing of a CFIUS Notice. Notwithstanding anything in the Merger Agreement to the contrary, in no event shall any of Parent, Silk USA or Merger Sub be required to take, and the Company shall not take (without the prior written consent of Parent), any actions required or requested by CFIUS that limits or could be expected to limit the right of Parent to own or operate all or any portion of the businesses, product lines, or assets of Parent or subsidiaries of Parent, or the Company or the subsidiaries of the Company, except for any such actions required or requested by CFIUS that would not be material to Parent, the Company or the benefits of the Merger reasonably expected to be received by Parent, provided such actions do not take effect until the Closing.

Indemnification of Directors and Officers; Insurance
For six (6) years following the Effective Time, Parent and Silk USA must cause the Company, the Surviving Corporation or any of their respective subsidiaries, as the case may be, including by providing sufficient funds to the Company, the Surviving Corporation or any of such respective subsidiaries, as the case may be, and, in each case, subject to the limitations of applicable law or the Certificate of Incorporation and the Company Bylaws (together, the “Company Charter Documents”) or subsidiary charter documents, to ensure that, to the fullest extent permitted under applicable law, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors and officers of the Company and its subsidiaries, and the fiduciaries currently indemnified under benefit plans of the Company and its subsidiaries (collectively, the “Indemnified Parties”), as provided in their respective charter and organizational documents or other agreements providing indemnification, advancement or exculpation (in any such case, so long as such agreements were made available to Parent prior to the date of the Merger Agreement or are entered into after the date of the Merger Agreement in accordance with the disclosure letter delivered in connection with the Merger Agreement), shall survive the Merger and shall continue in full force and effect for a period of six years after the Effective Time in accordance with their terms. If the Company or the Surviving Corporation, as the case may be, or any of their respective successors or assigns shall: (x) consolidate with or merge into any other corporation or entity and shall not be the continuing or Surviving Corporation or entity of such consolidation or merger; or (y) transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, to the extent necessary, Parent shall ensure that the successors and assigns of the Company or the Surviving Corporation, as the case may be, shall assume all of these obligations.
The Company shall be permitted to, at or prior to the Effective Time (and if the Company does not, then Parent shall or shall cause the Surviving Corporation to, effective as of the Effective Time), purchase a six (6) year “tail” prepaid policy on the same terms and conditions as the existing directors’ and officers’ liability (and fiduciary) insurance maintained by the Company, for the benefit of the Indemnified Parties from insurance carriers with comparable credit ratings, covering, without limitation, the Merger, and Parent shall and shall cause the Surviving Corporation to maintain such prepaid policy for the duration thereof; provided, however, that the cost of such “tail” policy shall in no event exceed 300% of the amount of the last annual premium paid by the Company for such existing directors’ and officers’ liability (and fiduciary) insurance. If, but for the proviso to the immediately preceding sentence, the Surviving Corporation would be required to expend more than 300% of current annual premiums, the Surviving Corporation will obtain the maximum amount of that insurance obtainable by payment of annual premiums equal to 300% of current annual premiums. The Company is permitted to enter into new indemnification agreements with its directors and management in a form reasonably satisfactory to Parent.
Employee Matters
During the period commencing at the Effective Time and ending on the last day of the calendar year following the Effective Time, Parent shall cause the Surviving Corporation (or its subsidiaries, as appropriate) to provide to each employee of the Surviving Corporation and its subsidiaries (other than any employee represented by a labor organization or covered by any collective bargaining agreement) as of the Effective Time (each such an employee, a “Covered Employee”) for so long as such Covered Employee continues to be employed during such period by Parent, the Surviving Corporation or any of its subsidiaries (i) a base salary or base wage rate and target cash bonus opportunities that are, in each case, no less than that provided to such Covered Employee immediately prior to the Effective Time and (ii) other employee benefits (excluding any compensation or benefits related in any way to equity ownership of the Company or any of its subsidiaries) that are substantially comparable in the aggregate to those provided to a Covered Employee immediately prior to the Effective Time.
To the extent that Parent modifies any coverage or benefit plan in which any employee of the Surviving Corporation and its subsidiaries (each such employee, a “Continuing Employee”) participates, Parent or any of its subsidiaries (including the Company and any subsidiaries thereof) shall use commercially reasonable efforts to (i) waive or cause to be waived any pre-existing conditions, exclusions, limitations, actively-at-work requirements and eligibility waiting periods under any group health plans of Parent or its subsidiaries to be waived with respect to Continuing Employees and their eligible dependents to the extent such conditions were inapplicable or waived under a comparable Company employee benefit plan, (ii) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made, to the extent the expense would have been taken into account under a similar Company employee benefit plan, and (iii) to the extent that it would not result in a duplication of benefits and to the extent that such service was recognized under a similar Company employee benefit plan, give each Continuing Employee service credit for such Continuing Employee’s employment with the Company for purposes of eligibility to participate and vesting credit (but excluding benefit accrual under any defined benefit pension plan) under each applicable Parent benefit plan as if such service had been performed with Parent.
In the event of a termination of the Company’s 401(k) plan, Parent shall use commercially reasonable efforts to (i) make available a 401(k) plan of the Parent or its applicable affiliate (the “Parent 401(k) Plan”) for the benefit of the Continuing Employees who were eligible to participate in a Company’s 401(k) plan immediately prior to the Closing Date, and (ii) allow Continuing Employees to make eligible rollover contributions to the Parent 401(k) Plan account balances (in cash and in loan notes evidencing loans to such Continuing Employees as of the date of distributions) from the Company 401(k) plan, in each case as soon as practicable following the Closing Date.
Additional Covenants
The Merger Agreement contains additional agreements among the Company, Parent, Silk USA and Merger Sub relating to, among other matters:

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the filing of this proxy statement with the SEC,

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convening of the meeting of the Company’s stockholders to adopt the Merger Agreement,

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the seeking of any approval or consent required under any material contract as a result of the merger, as reasonably requested by Parent and at Parent’s expense,

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consultation and cooperation in respect of stockholder litigation in connection with the Merger Agreement,

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antitakeover statutes that may become applicable to the transactions contemplated by the Merger Agreement,

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the coordination of press releases and other public announcements relating to the transactions contemplated by the Merger Agreement,

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actions to cause the disposition of equity securities of the Company held by each director or officer of the Company pursuant to the transactions contemplated by the Merger Agreement to be exempt pursuant to Rule 16b-3 under the Exchange Act,

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giving notice of (a) any notice or other communication received from any Governmental Authority in connection with the Merger or the other transactions contemplated by the Merger Agreement or from any person alleging that the consent of such person is or may be required in connection with the Merger, (b) any actions commenced or threatened against, relating to or involving or otherwise affecting a party or any of its subsidiaries which relate to the Merger or the other transactions contemplated hereby, (c) upon becoming aware of the occurrence or the impending occurrence of any Effect relating to the Company or any of its subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (d) upon becoming aware that any representation or warranty made by the Company in the Merger Agreement has become untrue or inaccurate, or of any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under the Merger Agreement,

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obtaining payoff letters for the Company’s Existing Revolver, confirmation of the release of any liens on or other security interests in the properties and assets of the Company and its subsidiaries securing all obligations under the Existing Revolver,

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the request to be made by the Company to the Company Warrant holders to exercise such Company Warrants,

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the Company’s delivery of a FIRPTA certificate to Parent,

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obtaining executed confirmatory assignment agreements or proprietary information and inventions assignment agreement, as applicable, from employees of the Company, and

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the termination of the ATM Agreement.

The parties to the Merger Agreement shall reasonably cooperate with the others to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the NYSE American to cause the delisting of the Company and of the Company common stock from the NYSE American as promptly as practicable after the Effective Time and the deregistration of the Company common stock under the Exchange Act as promptly as practicable after such delisting, provided that any such delisting or deregistration shall be conditional upon and shall occur after the Effective Time.
Within twenty (20) days of the date of the Merger Agreement, the Company shall make any amendments to its Company Benefit Plans necessary to permit the treatment of equity rights described in the Merger Agreement.
The Company and Parent shall cooperate to timely prepare and submit the ITAR Notice to DDTC, and in any event, no later than twenty (20) business days following the date of the Merger Agreement. The Company shall be responsible for preparation and submission of the ITAR Notice, and Parent shall promptly provide the Company with all necessary information related thereto or related to any other filings as required of the Company under the ITAR.

Conditions to the Merger
Each party’s obligation to complete the merger is subject to the fulfillment (or waiver by the party entitled to the benefit of the relevant condition, to the extent permitted by applicable law) of the following conditions:
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the adoption of the Merger Agreement by the required vote of the stockholders of the Company,

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any applicable waiting period under the HSR Act shall have expired or been terminated and all applicable waiting periods and Governmental Authorizations (as defined in the Merger Agreement) required under the Specified Foreign Merger Control Laws shall have expired or been obtained,

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(i) written notice from CFIUS to the effect that either (A) the Merger and the other transactions contemplated by the Merger Agreement are not subject to the DPA, or (B) CFIUS has determined that there are no unresolved national security concerns with respect to the Merger and the other transactions contemplated by the Merger Agreement and has concluded all action under the DPA; or (ii) if CFIUS has sent a report to the President of the United States of America requesting the President’s decision with respect to the Merger and the other transactions contemplated by the Merger Agreement, the President of the United States of America has announced a decision not to suspend or prohibit such transactions pursuant to his authorities under the DPA;

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sixty (60) days shall have elapsed following the submission of the ITAR Notice (as defined in the Merger Agreement) to the DDTC, or if such period has not elapsed, that DDTC has otherwise confirmed to the Company its non-objection to the consummation of the Merger and other transactions contemplated by the Merger Agreement;

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receipt, under the NSIA of (i) a notification under section 14(8)(b)(ii) of the NSIA; or (ii) in the event that a call-in notice, as contemplated by section 14(8)(b)(i) of the NSIA is issued, of either (A) a Final Order, provided that (x) the Final Order allows the Merger subject to the NSIA Provisions, and (y) the NSIA Provisions do not contain a Burdensome Condition (or if they do contain a Burdensome Condition, such Burdensome Condition is acceptable to Parent in its sole discretion), or (B) a final notification under section 26(1)(b) of the NSIA; and

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the absence of any law or order enacted, issued, promulgated, enforced or entered by a Governmental Authority of competent jurisdiction that makes illegal, enjoins or otherwise prohibits the consummation of the merger.

The obligations of Parent, Silk USA and Merger Sub to complete the merger are also subject to the fulfillment (or waiver by Parent, Silk USA and Merger Sub, to the extent permitted by applicable law) of the following additional conditions:
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certain of the representations and warranties of the Company with respect to due organization, qualification and subsidiaries, authority and binding nature of agreement, intellectual property, brokers and other advisors, and opinion of financial advisors) must be true and correct in all material respects on and as of the date of Merger Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct in all material respects as of such date); (ii) certain of the representations and warranties of the Company with respect to capital structure must be true and correct in all respects (except for any inaccuracies in the representations and warranties set forth that are de minimis) on and as of the date of the Merger Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct (except for any inaccuracies that are de minimis) as of such date); (iii) the representation and warranty with respect to absence of a Company Material Adverse Effect since December 31, 2022 must be true and correct in all respects on and as of the date of Merger Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and (iv) each of the other representations and warranties of the Company set forth in Merger Agreement must be true and correct on and as of the date of Merger Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such date), except, solely with respect to this clause (iv), where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions as to “materiality” or “Company Material Adverse Effect” set forth therein), has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect,
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the Company must have performed and complied in all material respects with its obligations and covenants under the Merger Agreement,

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from the date of the Merger Agreement through the Closing Date, no Effect shall have occurred that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect, and

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Parent must have received an officer’s certificate confirming that the conditions described in the three preceding bullet points have been satisfied.

The obligation of the Company to complete the merger is also subject to the satisfaction (or waiver by the Company, to the extent permitted by applicable law) of the following additional conditions:
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(i) certain of the representations and warranties of Parent, Silk USA and Merger Sub with respect to organization, standing and corporate power and authority and binding nature of agreement must be true and correct in all respects on and as of the date of Merger Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such date), and (ii) each of the other representations and warranties of Parent, Silk USA and Merger Sub set forth in Merger Agreement must be true and correct on and as of the date of Merger Agreement and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such date), except, solely with respect to this clause (ii), where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions as to “materiality” or “Parent Material Adverse Effect” set forth therein), has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect,

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Parent, Silk USA and Merger Sub must have performed and complied in all material respects with their respective obligations and covenants under the Merger Agreement, and

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the Company must have received an officer’s certificate confirming that the conditions described in the two preceding bullet points have been satisfied.

None of the Company, Parent, Silk USA or Merger Sub may rely, either as a basis for not consummating the merger or terminating the Merger Agreement and abandoning the merger, on the failure of any condition set forth above to be satisfied if the failure was caused by that party’s material breach of the Merger Agreement.
Termination
The Merger Agreement may be terminated and the merger abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval:
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by mutual written consent of Parent and the Company,

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by either Parent or the Company if:

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the Merger is not consummated on or before the Outside Date, subject to an automatic 90-day extension if, on the Outside Date, all of the closing conditions to the merger other than those related to the required regulatory approvals have been satisfied or waived (excluding those conditions that by their terms are to be satisfied at the Closing, so long as those conditions are then capable of being satisfied if the Closing were to take place on such date), except that this termination right will not be available to Parent or the Company (as applicable) if the failure to complete the merger by the Outside Date was caused by its failure to perform any of its obligations under the Merger Agreement and the action or failure to act constitutes a breach in any material respect of the Merger Agreement,

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a Governmental Authority in a competent jurisdiction has issued a final, non-appealable order having the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the merger, except that (1) this termination right will not be available to Parent or the Company (as applicable) if the issuance of such final, non-appealable order was caused by its failure to perform or comply with any of its obligations or covenants under the Merger Agreement and (2) to exercise this termination right, the party seeking to terminate must have complied with its obligations under the Merger Agreement, or

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the required vote of the Company’s stockholders to adopt the Merger Agreement has not been obtained at a Company stockholder meeting (or any adjournment or postponement thereof) duly convened for that purpose and at which the vote was taken,

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by Parent if:

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there is any breach or inaccuracy in any of the Company’s representations or warranties set forth in the Merger Agreement,

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the Company has failed to perform any of its obligations or covenants set forth in the Merger Agreement, which inaccuracy, breach or failure to perform (1) would result in the failure to satisfy certain closing conditions (excluding those conditions that by their terms are to be satisfied at the Closing, so long as those conditions are capable of being satisfied at the Closing) and (2) is not capable of being cured by the earlier of the Outside Date and the date that is thirty (30) business days following written notice from Parent to the Company describing such breach or failure in reasonable detail (except that this termination right will not be available to Parent if Parent, Silk USA or Merger Sub is then in material breach of any of its covenants or agreements contained in the Merger Agreement), or

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there is a Change in Company Board Recommendation.

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by the Company if:

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(i) there is any breach or inaccuracy in any of Parent’s, Silk USA’s or Merger Sub’s representations or warranties set forth in the Merger Agreement, or (ii) Parent, Silk USA or Merger Sub has failed to perform any of its covenants or obligations contained in the Merger Agreement, which inaccuracy, breach or failure to perform: (1) would result in the failure to satisfy certain closing conditions (excluding those conditions that by their terms are to be satisfied at the Closing, so long as those conditions are capable of being satisfied at the Closing) and (2) is not capable of being cured by the earlier of the Outside Date and the date that is thirty (30) business days following written notice from the Company to Parent describing such breach or failure in reasonable detail (except that this termination right will not be available to the Company if the Company is then in material breach of any of its covenants or agreements contained in the Merger Agreement), or

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at any time prior to the time the Company Stockholder Approval shall have been obtained, but not after, subject to material compliance with its obligations regarding Change of Company Board Recommendations under the Merger Agreement, in order to enter into an Acquisition Agreement providing for a Superior Proposal (it being understood that the Company shall enter into a definitive Acquisition Agreement with respect to the Superior Proposal concurrently with the termination of the Merger Agreement); provided that the Company shall not be entitled to terminate the Merger Agreement pursuant to this bullet point if such Superior Proposal resulted from a material breach by the Company of its obligations regarding solicitation, takeover proposals and Change of Company Board Recommendations; and provided, further, that the Company Termination Fee is paid prior to or concurrently with the termination of the Merger Agreement by the Company.

Effect of Termination
Any Party terminating the Merger Agreement pursuant to the above provisions shall give written notice of such termination to each other Party in accordance with the Merger Agreement specifying the provision or provisions hereof pursuant to which such termination is being effected. In the event of termination of the Merger Agreement, the Merger Agreement shall forthwith become null and void and of no effect without any liability or obligation on the part of any Party to the Merger Agreement (or any Parent Related Party or Company Related Party); except that certain provisions of the Merger Agreement will survive the termination of the Merger Agreement in accordance with their respective terms, including certain provisions relating to the Confidentiality Agreement, termination, certain definitions and the general provisions contained in Article X of the Merger Agreement. Notwithstanding anything to the contrary, no termination of the Merger Agreement shall relieve any Party from any liability or damages resulting from fraud as determined by a court of competent jurisdiction pursuant to a final and non-appealable judgment, or willful breach prior to such termination by any Party hereto.
Company Termination Fee
The Company must pay Parent a termination fee of $9,000,000 million in cash if the Merger Agreement is terminated:
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by Parent because of a Change in Company Board Recommendation having occurred or by Parent or the Company pursuant to the Company Stockholder Approval not having been obtained following any time after a Change in Company Board Recommendation shall have occurred,

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by the Company in order to enter into a definitive Acquisition Agreement providing for a Superior Proposal by a third party, or

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(i)(A) by Parent or the Company because the Effective Time has not occurred by the Outside Date, or because the required vote of the Company’s stockholders to adopt the Merger Agreement is not obtained at a Company stockholder meeting (or any adjournment or postponement thereof) duly convened for that purpose and at which the vote was taken or (B) by Parent due to a breach or inaccuracy in any of the Company’s representations or warranties set forth in the Merger Agreement or the Company has failed to perform any of its obligations or covenants set forth in the Merger Agreement, which inaccuracy, breach or failure to perform (1) would result in the failure to satisfy certain closing conditions (excluding those conditions that by their terms are to be satisfied at the Closing, so long as those conditions are capable of being satisfied at the Closing) and (2) is not capable of being cured by the earlier of the Outside Date and the date that is 30 business days following written notice from Parent to the Company describing such breach or failure in reasonable detail (except that this termination right will not be available to Parent if Parent, Silk USA or Merger Sub is then in material breach of any of its covenants or agreements contained in the Merger Agreement); and (ii) (A) at any time after the date of the Merger Agreement and prior to such termination, an Acquisition Proposal shall have been publicly announced or publicly made known to the stockholders of the Company and not publicly withdrawn, and (B) within twelve (12) months after such termination, the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal which is thereafter consummated or any Acquisition Proposal shall have been consummated (in each case, whether or not such Acquisition Proposal (or the person making such Acquisition Proposal) is the same as the original Acquisition Proposal made (or person making the original Acquisition Proposal), publicly made known or publicly announced); provided that for purposes of this clause (B) the references to “15%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.

The Company will never be required to pay the termination fee more than once. If Parent receives payment of the termination fee when payable, then that fee will be the sole and exclusive remedy of Parent, Silk USA and Merger Sub against the Company, its subsidiaries and other specified related parties for all losses and damages suffered as a result of the Merger Agreement, any breach or failure to perform by the Company or the failure to consummate the merger or any other transactions contemplated by the Merger Agreement, except in the case of fraud or willful breach of the Merger Agreement by the Company.
Expenses
All fees and expenses incurred in connection with the Merger Agreement, the merger and the other transactions contemplated by the Merger Agreement must be paid by the party incurring such fees or expenses, whether or not the transactions contemplated by the Merger Agreement are consummated, except as otherwise provided in the Merger Agreement, including as described above under “— Company Termination Fee.”
Specific Performance; Remedies
Each of the parties to the Merger Agreement is entitled to an injunction, specific performance and other equitable relief to prevent or restrain breaches or threatened breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity.
Amendment; Waiver
At any time prior to the Effective Time, any provision of the Merger Agreement may be amended or waived if the amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent, Silk USA and Merger Sub, or in the case of a waiver, by the party against whom the waiver is to be effective, except that after the requisite vote of the Company’s stockholders has been obtained, any amendment or waiver that by law requires further approval by the Company’s stockholders may not be made without such stockholder approval.
Governing Law and Jurisdiction
The Merger Agreement is governed by and construed in accordance with Delaware law. All claims, causes of action or proceedings that are based upon, arise out of or relate to the Merger Agreement or the negotiation, execution or performance of the Merger Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with the Merger Agreement) must be brought exclusively in the Delaware Court of Chancery or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any Delaware federal court, or, if both the Delaware Court of Chancery and the Delaware federal courts decline to accept jurisdiction over a particular matter, any other Delaware state court. Each party to the Merger Agreement has irrevocably waived any defense that it is not personally subject to the jurisdiction of the foregoing Delaware courts, it or its property is exempt or immune from jurisdiction in the foregoing Delaware courts, such court is an inconvenient forum, the venue is improper or that the Merger Agreement may not be enforced in or by such courts.

SUPPORT AGREEMENT
In connection with the execution of the Merger Agreement, Parent entered into a Support Agreement with Supporting Stockholders. The following is a summary of the material provisions of the Support Agreement, a copy of which is attached as Annex C to this proxy statement and is incorporated into this proxy statement by reference. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the Support Agreement. This summary does not purport to be complete and may not contain all of the information about the Support Agreement that is important to you. You are encouraged to read carefully the Support Agreement in its entirety.
As of the close of business on the record date, Supporting Stockholders owned in the aggregate 3,764,931 shares of Company common stock and 5,236 shares of Company Series B Convertible Preferred Stock, convertible into 17,326,274 shares of Company common stock. Subject Shares represent approximately 97.8% of the total voting power of the outstanding shares of Company Series B Convertible Preferred Stock and approximately 20.9% of the total voting power of the outstanding shares of Company common stock and Company Series B Convertible Preferred Stock. In the event Supporting Stockholders acquire record ownership or beneficial ownership of Company common stock and Company Series B Convertible Preferred Stock after the execution of the Support Agreement, such additional shares will automatically become subject to the Support Agreement. The shares of Company common stock and Company Series B Convertible Preferred Stock subject to the Support Agreement are referred to in this section as “Subject Shares.”
Supporting Stockholders did not receive and will not receive any additional compensation by entering into the Support Agreement other than the Merger Consideration specified in the Merger Agreement and this proxy statement.
Support Period
Under the Support Agreement, the “Support Period” commenced on May 17, 2023 and continues until the earlier of (A) the Effective Time and (B) the date and time of the valid termination of the Merger Agreement in accordance with its terms.
Voting Provisions
Under the Support Agreement, Supporting Stockholders agreed (A) if a meeting of the Company’s stockholders is held that pertains to the approval of any transaction contemplated by the Merger Agreement or any matter that would reasonably be expected to facilitate consummation of the Merger, to deliver a duly executed proxy card to the Company directing that the Subject Shares be counted as present at such meeting for purposes of establishing a quorum and (B) to vote or cause to be voted all Subject Shares: (1) in favor of (w) granting the Company Stockholder Approval, (x) approving the Merger, (y) adopting the Merger Agreement, and (z) approving any other transaction pursuant to or contemplated by the Merger Agreement, and any other matter that could reasonably be expected to facilitate the consummation of the Merger (including, without limitation, any adjournment of any meeting of the stockholders in order to solicit additional proxies in favor of approval of the Merger and adoption of the Merger Agreement if there are not sufficient votes to obtain the Company Stockholder Approval, and any amendment to the Company Charter Documents to give effect to that certain Certificate of Amendment to the Certificate of Designations of the Series B Convertible Preferred Stock of the Company ); and (2) against (x) any Acquisition Proposal (as defined in the Merger Agreement) (other than the Merger Agreement and the Merger) without regard to the terms of such Acquisition Proposal, (y) any other matter (including, without limitation, any amendment to the Company Charter Documents and any change in the Company Board) that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the consummation of the Merger or any of the transactions contemplated by the Merger Agreement, and (z) any other action, transaction or agreement that could reasonably be expected to result in a breach of any representation, warranty, covenant or agreement of the Company in the Merger Agreement or of Supporting Stockholders in the Support Agreement.
Supporting Stockholders also have agreed to irrevocably grant to Parent (and any designee of Parent) a proxy (and appoints Parent or any such designee of Parent as its attorney-in-fact) to vote, and to exercise all voting and consent rights of Supporting Stockholders with respect to, the Subject Shares owned of record by Supporting Stockholders (including, without limitation, the power to execute and deliver written consents) at any annual, special, adjourned or postponed meeting of stockholders of the Company at which any of the transactions, actions or proposals are or will be considered and in every written consent in lieu of such meeting; provided, that any grant of such proxy shall only entitle Parent or its designee to vote on the matters specified by the Support Agreement, as outlined above, and Supporting Stockholders shall retain the authority to vote on all other matters. Furthermore, Supporting Stockholders agreed to revoke any previously granted proxies with respect to the Subject Shares.
Restrictions on Transfer
Pursuant to the Support Agreement, Supporting Stockholders agreed that until the earlier of the expiration of the Support Period and obtaining the Company Stockholder Approval, it shall not, directly or indirectly, (A) sell, transfer, exchange, pledge or otherwise dispose of (collectively, “Transfer”) any Subject Shares to any person other than pursuant to the Merger, provided that Supporting Stockholders shall be permitted to distribute all or any portion of the Subject Shares pursuant to (x) bona fide gifts to any member of Supporting Stockholders’ immediate family or otherwise for estate planning purposes, (y) any Transfer occurring by will, testamentary document or intestate succession upon the death of Supporting Stockholder who is an individual, or (z) community property laws or divorce decree; provided, further, that any such Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by all the terms of the Support Agreement, and any Transfer or attempted Transfer of any Subject Shares in violation of the Support Agreement, shall, to the fullest extent permitted by law, be null and void ab initio, (B) permit to exist any liens (other than those created by the Support Agreement) on any of the Subject Shares, (C) enter into any voting arrangement, whether by proxy, power of attorney, voting agreement, voting trust or otherwise, with respect to any Subject Shares, (D) enter into any swap or similar arrangement that transfers the economic consequences of ownership of the Subject Shares, (E) take or permit any other action that would in any way restrict, limit or interfere with the performance of Supporting Stockholders’ obligations, and (F) make any offer or enter into any agreement providing for any of the foregoing.
Waiver of Appraisal Rights and Certain Other Actions; Termination
Under the Support Agreement, Supporting Stockholders irrevocably waived and agreed not to exercise any and all appraisal rights under Section 262 of the DGCL and agreed not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company, Silk USA, Merger Sub or any of their respective subsidiaries or successors (a) challenging the validity of, or seeking to enjoin or delay the operation of any provisions of the Support Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) alleging a breach of any duty of the eMagin Board or of the respective Board of Directors of Parent, Silk USA or Merger Sub in connection with the Support Agreement or the Merger Agreement (or the transactions contemplated thereby).
The Support Agreement will terminate as of the earlier of (1) the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with the termination provisions of the Merger Agreement, (c) the amendment of the Merger Agreement, without the prior written consent of the Supporting Stockholders, in a manner that affects the economics or material terms of the Merger Agreement in a manner that is adverse to the Company or its stockholders (including with respect to the reduction of or the imposition of any restriction on the Supporting Stockholders’ right to receive the Merger Consideration, or any reduction in the amount or change in the form of the Merger Consideration), and (d) the date that is six (6) months after May 17, 2024 (or, if the Outside Date is automatically extended for 90 days pursuant to the terms of the Merger Agreement, the date that is six (6) months after August 15, 2024).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table below sets forth certain information regarding the beneficial ownership of eMagin common stock as of June 1, 2023 by (1) each person or entity known to us who beneficially owns more than five percent of any class of eMagin’s voting securities, (2) our named executive officers and directors, and (3) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC. For purposes of the table below, we deem shares of eMagin common stock issuable upon settlement of restricted stock units held by the respective person or group within 60 days of June 1, 2023 and pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of June 1, 2023 to be outstanding and to be beneficially owned by the person holding restricted stock units or options for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.
Applicable percentage of ownership is based upon 83,154,573 shares of eMagin common stock outstanding as of June 1, 2023.
Unless otherwise noted below, the address of each of the directors and executive officers is c/o eMagin Corporation, 700 South Drive, Suite 201, Hopewell Junction, NY 12533.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated in the footnotes below, to our knowledge, all persons listed in the table above have sole voting and investment power with respect to all shares that they beneficially owned, except to the extent authority is shared by spouses under applicable law.
Name of Beneficial Owner	Common Stock Beneficially Owned**	Percent of Common Stock**
Beneficial owners of 5% or more of our common stock
Stillwater Holdings LLC (f/k/a Stillwater LLC)(1)	18,434,125	18.65%
Directors and named executive officers
Paul Cronson(2)	1,056,757	1.26%
Jill J. Wittels(3)	954,690	1.14%
Stephen Seay(4)	508,883	*
Ellen Richstone(5)	504,854	*
Andrew G. Sculley(6)	462,306	*
Eric Braddom(7)	286,810	*
Amalkumar Ghosh(8)	93,371	*
Mark A. Koch(9)	66,666	*
Other Executive Officers(10)	3,783	*
All executive officers and directors as a group (consisting of 9 individuals)	3,938,120	4.56%

*
Less than 1% of the outstanding common stock

**
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, RSUs or preferred shares exercisable, vesting or convertible within 60 days of June 1, 2023 are deemed outstanding for computing the percentage of the person holding such option, warrant, RSU or preferred share.

(1)
This figure represents: (i) 2,762,284 shares of common stock placed with Flat Creek Fiduciary Management LLC as trustee of a trust for the benefit of minor beneficiaries of the sole member of Stillwater Holdings LLC, in which the sole member of Stillwater Holdings LLC has investment control; and 100 shares of common stock owned by Flat Creek Fiduciary Management LLC, as trustee for a trust for the benefit of the sole member of Stillwater Holdings LLC and the descendants of such member of which the sole member of Stillwater Holdings LLC is the investment manager; (ii) 15,671,741 shares of common stock underlying Series B Convertible Preferred Stock. Mortimer D. A. Sackler exercises sole voting power with respect to the shares held in the name of Stillwater Holdings LLC as sole member, Mortimer D. A. Sackler exercises sole voting power with respect to the shares held in the name of Stillwater Trust LLC as sole member and president and Mortimer D.A. Sackler has investment control with respect to the shares held in the name of Flat Creek Fiduciary Management LLC, as trustee; therefore Stillwater Holdings LLC is deemed to beneficially own the shares held by Flat Creek Fiduciary Management LLC. The mailing address of Stillwater Holdings LLC is c/o Frank S. Vellucci, Esq, Norton Rose Fulbright US LLP, 1301 Avenue of the Americas, New York, NY 10019-6022.
(2)
This figure represents 199,305 shares of common stock owned by Paul Cronson, 460,364 shares of common stock underlying options, and 397,088 shares of common stock underlying Series B Convertible Preferred Stock held directly and indirectly by Paul Cronson. This includes (i) 13,294 shares of common stock held indirectly by a family member of Paul Cronson; and (ii) 155,177 shares of common stock and 397,088 shares of common stock underlying Series B Convertible Preferred Stock held indirectly by Navacorp III, LLC. Mr. Cronson exercises sole voting power with respect to the shares held in the name of Navacorp III, LLC.

(3)
This figure represents 42,843 shares of common stock owned by Jill Wittels and 911,847 shares underlying options.

(4)
This figure represents 48,519 shares of common stock owned by Stephen Seay and 460,364 shares underlying options.

(5)
This figure represents 44,490 shares owned by Ellen Richstone and 460,364 shares underlying options.

(6)
This figure represents 312,306 shares of common stock owned by Andrew G. Sculley and 150,000 shares underlying options.

(7)
This figure represents 31,578 shares of common stock owned by Eric Braddom and 255,232 shares underlying options.

(8)
This figure represents 43,371 shares of common stock owned by Amalkumar Ghosh and 50,000 shares underlying options.

(9)
This figure represents 41,666 shares of common stock owned by Mark Koch and 25,000 shares underlying options.

(10)
Includes one other executive officer.

APPRAISAL RIGHTS
General
Under the DGCL, you have the right to demand appraisal and to receive payment in cash for the “fair value” of your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the Delaware Court of Chancery, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement, subject to the requirements and limitations set forth in Section 262 of the DGCL described herein. Such “fair value” determination will exclude any element of value arising from the accomplishment or expectation of the Merger. These rights are known as appraisal rights. Stockholders of record and beneficial owners electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.
This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and incorporated by reference herein. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation as to whether or not an eMagin stockholder of record or beneficial owners should exercise its right to seek appraisal under Section 262 of the DGCL.
Subject to certain exceptions specified in Section 262 of the DGCL and summarized below, holders of record, and beneficial owners, of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock who: (1) submit a written demand for appraisal of such person’s shares to the Company prior to the vote on the adoption of the Merger Agreement; (2) have not consented to or otherwise voted in favor of the Merger or otherwise withdrawn, lost or waived appraisal rights; (3) continuously are the record holders or beneficial holders, as applicable, of such shares through the Effective Time; and (4) otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of such shares (as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the Merger) as of the completion of the Merger instead of the Merger Consideration. Any such eMagin stockholder of record or beneficial holder awarded “fair value” for the holder’s shares by the court would receive payment of that fair value in cash, together with interest, if any, in lieu of the right to receive the Merger Consideration. It is possible that any such “fair value” as determined by the Delaware Court of Chancery may be more or less than, or the same as, that which eMagin stockholders of record and beneficial owners will receive pursuant to the Merger Agreement.
Section 262 of the DGCL requires that stockholders as of the record date for notice of the Special Meeting to vote on the adoption of the Merger Agreement for whom appraisal rights are available be notified by the Company not less than 20 days before the Special Meeting. Either a copy of Section 262 of the DGCL or information directing stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost must be included with such notice. This proxy statement constitutes our notice to the Company’s stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262 of the DGCL and a copy of the applicable statutory provisions is accessible at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Stockholders of record and beneficial owners who wish to exercise appraisal rights or who wish to preserve the right to do so should review the following summary and the applicable statutory provisions carefully. Failure to comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Company unless certain stock ownership conditions are satisfied by the eMagin stockholders of record and beneficial owners seeking appraisal. Because of the complexity of the procedures for exercising the right to seek appraisal, stockholders of record and beneficial owners who wish to exercise appraisal rights are urged to consult with their own legal and financial advisors in connection with compliance under Section 262 of the DGCL. An eMagin stockholder of record and beneficial owner who loses, waives or otherwise fails to properly exercise his, her, their or its appraisal rights will be entitled to receive the Merger Consideration.
How to Exercise and Perfect Your Appraisal Rights
If you are an eMagin stockholder of record of a beneficial holder and wish to exercise the right to seek an appraisal of your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock, you must satisfy each of the following conditions:
•
You must deliver to the Company a written demand for appraisal before the vote on the Merger Agreement at the Special Meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement. Voting against or failing to vote for the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The demand must reasonably inform us of the identity of the stockholder of record or beneficial holder and the intention of such holder to demand appraisal of his, her or its shares. A failure by such holder to make a written demand for appraisal before the vote with respect to the Merger is taken will constitute a waiver of appraisal rights;

•
In the case of a stockholder of record, you must not vote in favor of, or consent in writing to, the adoption of the Merger Agreement. A vote in favor of the adoption of the Merger Agreement, by proxy submitted by mail, over the Internet or by telephone, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must instruct the proxy to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. In the case of a beneficial owner, you must not instruct your broker, bank or other nominee to vote your share(s), or abstain from voting, in favor of the proposal to adopt the Merger Agreement;

•
You must continuously hold or beneficially own, as applicable, shares of eMagin common stock and eMagin Series B Convertible Preferred Stock from the date of making the demand through the Effective Time. You will lose your appraisal rights if you transfer the shares before the Effective Time; and

•
You must otherwise comply with the requirements of Section 262 of the DGCL, including the requirement that you, another stockholder who has complied with the requirements of Section 262 or the Company must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the Effective Time. The Company is under no obligation to file any petition and has no present intention of doing so.

If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration, but you will have no appraisal rights with respect to your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock.
In addition, because eMagin’s common stock is listed on a national securities exchange and is expected to continue to be listed on such exchange immediately prior to the consummation of the Merger, the Delaware Court of Chancery will dismiss appraisal proceedings as to all shares of eMagin common stock and eMagin Series B Convertible Preferred Stock, unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of eMagin common stock and eMagin Series B Convertible Preferred Stock eligible for appraisal or (2) the value of the consideration provided in the Merger for such total number of shares entitled to appraisal exceeds $1 million. We refer to conditions (1) and (2) as the “ownership thresholds.” At least one of the ownership thresholds must be met in order for Company stockholders to be entitled to seek appraisal with respect to such shares of eMagin common stock and eMagin Series B Convertible Preferred Stock.
In the case of a record holder of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock, voting, via the Internet during the Special Meeting or by proxy, against, abstaining from voting on or failing to vote on the adoption of the Merger Agreement will not constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal is in addition to and separate from any proxy or vote. If you want to exercise your appraisal rights, you must not vote your shares via the Internet during the Special Meeting or by proxy in favor of the adoption of the Merger Agreement.
In the case of a beneficial owner of eMagin common stock and eMagin Series B Convertible Preferred Stock, brokers, banks and other nominees that hold shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in “street name” for their customers do not have discretionary authority to vote those shares on the proposal to approve and adopt the Merger Agreement without specific voting instructions from the beneficial owner on such proposal, but such brokers, banks or other nominees will vote such shares as instructed if the beneficial owner provides such instructions. If a beneficial owner of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock held in “street name” instructs such person’s broker, bank or other nominee to vote such person’s shares in favor of the proposal to approve and adopt the Merger Agreement, and does not revoke such instruction prior to the vote on the proposal to approve and adopt the Merger Agreement, then such shares will be voted in favor of the approval and adoption of the Merger Agreement, and it will constitute a waiver of such beneficial owner’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, if you are a beneficial owner of eMagin common stock and eMagin Series B Convertible Preferred Stock who wishes to exercise appraisal rights, you must either not provide any instructions to such person’s broker, bank or other nominee how to vote on the proposal to approve and adopt the Merger Agreement or must instruct such broker, bank or other nominee to vote against the approval and adoption of the Merger Agreement or abstain from voting on such proposal.
Who May Exercise Appraisal Rights
A holder of record or beneficial owner of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time may assert appraisal rights for the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock held of record or beneficially in that holder’s name. A demand for appraisal must be executed by or on behalf of the stockholder of record or beneficial owner, as applicable, and must reasonably inform the Company of the identity of the stockholder of record or beneficial owner and that the stockholder intends to demand appraisal of his, her or its stocks. In addition, in the case of a demand for appraisal made by a beneficial owner, the demand must (1) reasonably identify the holder of record of the shares for which the demand is made, (2) provide documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (3) provide an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the verified list of persons who have demanded appraisal for their shares pursuant to Section 262(f) of the DGCL. A holder of record, such as a bank, broker or other nominee, who holds shares of eMagin common stock and eMagin Series B Convertible Preferred Stock as a nominee or intermediary for others, may exercise his, her or its right of appraisal with respect to the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock as to which appraisal is sought. Where no number of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock is expressly mentioned, the demand will be presumed to cover all shares of eMagin common stock and eMagin Series B Convertible Preferred Stock held in the name of the holder of record.
If the shares are owned of record or beneficially owned in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner or beneficial owner, and if you own shares of eMagin common stock and eMagin Series B Convertible Preferred Stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the holder or holders of record and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the holder or holders of record.

If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:
eMagin Corporation
700 South Drive, Suite 201
Hopewell Junction, NY 12533
Attention: Chief Financial Officer
Surviving Corporation’s Actions After Completion of the Merger
If the Merger is consummated, the Surviving Corporation will give written notice of the Effective Time within ten (10) days after the Effective Time to eMagin stockholders of record or beneficial owners who did not vote in favor of the adoption of the Merger Agreement and who made a written demand for appraisal in accordance with Section 262 of the DGCL. At any time within 60 days after the Effective Time, any Company stockholder of record or beneficial owner that made a demand for appraisal but did not commence an appraisal proceeding or join in such a proceeding as a named party will have the right to withdraw the demand and to accept the Merger Consideration in accordance with the Merger Agreement for his, her or its shares of eMagin common stock and eMagin Series B Convertible Preferred Stock, but after such 60-day period a demand for appraisal may be withdrawn only with the written approval of the Surviving Corporation. In addition, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder of record or beneficial owner without the approval of the Delaware Court of Chancery, which approval may be conditioned on the terms the Delaware Court of Chancery deems just; provided, however, that this provision will not affect the right of any eMagin stockholder of record or beneficial owner that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms and the Merger Consideration offered in the Merger within 60 days after the Effective Time. Within 120 days after the Effective Time, either a record holder or a beneficial owner of eMagin common stock and eMagin Series B Convertible Preferred Stock, provided such person has complied with the requirements of Section 262 of the DGCL and is otherwise entitled to appraisal rights, or the Surviving Corporation must commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder of record or beneficial owner, demanding an appraisal of the value of the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock held by all stockholders of record and beneficial owners who have properly demanded appraisal. The Surviving Corporation is under no obligation to file an appraisal petition and has no present intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.
Within 120 days after the Effective Time, any stockholder of record or beneficial owner who has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the Surviving Corporation, upon written request, a statement setting forth the aggregate number of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock not voted in favor of the adoption of the Merger Agreement and with respect to which eMagin has received demands for appraisal, and the aggregate number of holders of those shares. The Surviving Corporation must give this statement to you within the later of (1) ten days after receipt by the Surviving Corporation of the request therefor or (2) ten days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of eMagin common stock and eMagin Series B Convertible Preferred Stock held in a voting trust or by a nominee or intermediary on your behalf, you may, in your own name, file an appraisal petition or request from the Surviving Corporation the statement described in this paragraph.
If a petition for appraisal is duly filed by you or another holder of record or beneficial owner of eMagin common stock and eMagin Series B Convertible Preferred Stock who has properly exercised his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the Surviving Corporation, the Surviving Corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the

Surviving Corporation. The Delaware Court of Chancery will then determine which stockholders of record and beneficial owners are entitled to appraisal rights and may require the stockholders of record and beneficial owners demanding appraisal who hold certificated shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder who fails to comply with this direction. The Delaware Court of Chancery will also dismiss proceedings as to all eMagin stockholders of record and beneficial owners if neither of the ownership thresholds described above is met. Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock owned by such stockholders of record and beneficial owners, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of eMagin common stock and eMagin Series B Convertible Preferred Stock at the Effective Time held by all eMagin stockholders of record and beneficial owners who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment. However, the Surviving Corporation has the right, at any point prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder of record and beneficial owner entitled to appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest accrued on the amount of the voluntary cash payment before such payment was made, unless such interest was paid at the time the voluntary cash payment is made. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, less any amounts already paid in a voluntary cash payment, with interest thereon, if any, to the stockholders of eMagin of record and beneficial owners entitled to receive the same.
In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.”
The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which were known, or which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
You should be aware that the fair value of your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the Merger Agreement and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.
Moreover, neither eMagin nor Parent anticipates offering more than the Merger Consideration to any eMagin stockholder exercising appraisal rights and reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of eMagin common stock and eMagin Series B Convertible Preferred Stock is less than the Merger Consideration. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery.
If no party files a petition for appraisal within 120 days after the Effective Time or if neither of the ownership thresholds above has been satisfied in respect of such shares, then all eMagin stockholders of record and beneficial owners will lose the right to an appraisal and will instead receive the Merger Consideration described in the Merger Agreement, without interest thereon, less any applicable withholding taxes.
The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Each eMagin stockholder of record and beneficial owner party to the appraisal proceeding is responsible for its own attorneys’ fees and expert witnesses’ fees and expenses, although, upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder of record and beneficial owner in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of eMagin common stock and eMagin Series B Convertible Preferred Stock entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL.
If you have duly demanded an appraisal in compliance with Section 262 of the DGCL you may not, on or after the Effective Time, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of eMagin common stock and eMagin Series B Convertible Preferred Stock as of a record date prior to the Effective Time.
If you have not commenced an appraisal proceeding or joined such a proceeding as a named party you may withdraw a demand for appraisal and accept the Merger Consideration by delivering a written withdrawal of the demand for appraisal and an acceptance of the Merger Consideration to the Surviving Corporation, except that any attempt to withdraw made more than 60 days after the Effective Time will require written approval of the Surviving Corporation, and no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder of record or beneficial owner without the approval of the Delaware Court of Chancery. Such approval may be conditioned on the terms the Delaware Court of Chancery deems just; provided, however, that this provision will not affect the right of any eMagin stockholder of record or beneficial owner that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms and the Merger Consideration offered in the Merger within 60 days after the Effective Time. If you fail to perfect, successfully withdraw your demand for appraisal, waiver or otherwise lose the appraisal right, your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock will be converted into the right to receive the Merger Consideration, without interest thereon, less any withholding taxes.
Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of your appraisal rights. In that event, you will be entitled to receive the Merger Consideration for your shares of eMagin common stock and eMagin Series B Convertible Preferred Stock in accordance with the Merger Agreement without interest. In view of the complexity of the provisions of Section 262 of the DGCL, if you are an eMagin stockholder of record or beneficial owner and are considering exercising your appraisal rights under the DGCL, you are urged to consult your own legal and financial advisor.
The process of demanding and exercising appraisal rights requires compliance with the prerequisites of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you are urged to consult with your own legal and financial advisors in connection with compliance under Section 262 of the DGCL. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, the DGCL will govern.

HOUSEHOLDING
As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this proxy statement, only one copy of this proxy statement is being delivered to stockholders that reside at the same address and share the same last name, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
The Company will promptly deliver, upon written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies and for separate copies in the future should be sent to investorrelations@emagin.com or by mail at:
eMagin Corporation
700 South Drive, Suite 201
Hopewell Junction, NY 12533
Attention: Chief Financial Officer
Stockholders residing at the same address and currently receiving multiple copies of this proxy statement may send a written request to investorrelations@emagin.com or by mail to the address above to request that only a single copy of a proxy statement be mailed in the future.
If your shares are held in “street name,” you may contact your bank, broker, or other nominee to request information about householding.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we do not expect to hold a 2023 annual meeting of stockholders, as eMagin will cease to be an independent public company and will become an indirect subsidiary of Parent. If the Merger is not completed, you will continue to be entitled to attend and participate in the Company’s annual meetings of stockholders, and we will hold a 2023 annual meeting of stockholders, in which case we will provide notice of or otherwise publicly disclose the date on which the 2023 annual meeting will be held. If the 2023 annual meeting of stockholders is held, stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the Company’s 2023 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act and our Amended & Restated By-Laws, as described below.
As described in our proxy statement for our 2022 annual meeting of stockholders, stockholders who wish to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2023 annual meeting of stockholders are required to submit proposals to the Company no later than the close of business on December 29, 2022 and follow the other procedures required by Rule 14a-8 of the Exchange Act.
Our Amended and Restated By-Laws set forth procedures to be followed by stockholders who wish to nominate candidates for election to the eMagin Board in connection with annual meetings of stockholders or who wish to bring forth other business at the annual meeting of stockholders. All such nominations must be accompanied by certain background and other information specified in our Amended and Restated By-Laws. A stockholder wishing to nominate a director for the 2023 annual meeting of stockholders or bring forth other business must have provided written notice to the Chief Financial Officer of their intention to make such nomination no later than March 14, 2023, provided, however, that if our 2023 annual meeting is held before May 9, 2023 or after July 9, 2023, in which case a proposal must be received a reasonable time the Company begins to print and send the proxy materials for the Company’s 2023 annual meeting. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.
A copy of the provisions in our Amended and Restated By-Laws governing the notice requirements set forth above may be obtained by writing to our Chief Financial Officer, eMagin Corporation, 700 South Drive, Suite 201, Hopewell Junction, NY 12533.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
We are subject to the informational requirements of the Exchange Act and in accordance therewith, we file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains our reports, proxy and information statements and other information we file electronically at www.sec.gov.
The Company will make available a copy of the documents we file with the SEC on our website at https://www.emagin.com/investors/sec-filings-new as soon as reasonably practicable after filing these materials with the SEC. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge either on our website, by email at investorrelations@emagin.com.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following eMagin filings with the SEC are incorporated by reference (in each case excluding any information furnished and not filed):
•
eMagin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed on March 10, 2023, as amended on Form 10-K/A, as filed on May 1, 2023;

•
eMagin’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 11, 2023; and

•
eMagin’s Current Reports on Form 8-K filed with the SEC on May 17, 2023.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Written requests may be directed to investorrelations@emagin.com.
Statements contained in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.
The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.
We have not authorized anyone to give you any information or to make any representation about the proposed Merger or the Company that is different from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

MISCELLANEOUS
eMagin has supplied all information relating to eMagin, and Parent has supplied, and eMagin has not independently verified, all of the information relating to Parent, Silk USA and Merger Sub contained in this proxy statement.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated July 20, 2023. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to holders of eMagin common stock and eMagin Series B Preferred Convertible Stock does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
Samsung Display Co., Ltd.,
Emerald Intermediate, Inc.,
Emerald Merger Sub, Inc.
and
eMagin Corporation
dated as of May 17, 2023

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”), dated as of May 17, 2023, is entered into by and among Samsung Display Co., Ltd., a Korean corporation (“Parent”), Emerald Intermediate, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Silk USA”) and Emerald Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Silk USA (“Merger Sub”) and eMagin Corporation, a Delaware corporation (the “Company”). Each of Parent, Silk USA, Merger Sub and the Company are referred to herein as a “Party” and together as “Parties.” Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 9.01.
RECITALS
Whereas, Parent, Silk USA, Merger Sub and the Company intend that, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub will be merged with and into the Company, with the Company continuing as the Surviving Corporation (the “Merger”);
Whereas, the board of directors of the Company (the “Company Board”) and the respective boards of directors of Parent, Silk USA and Merger Sub have unanimously determined that it is in the best interests of their respective companies and stockholders, and declared it advisable, to enter into the transactions provided for herein, and have approved this Agreement and the Merger and the other transactions contemplated by this Agreement, upon the terms and subject to the conditions set forth in this Agreement;
Whereas, Silk USA, as the sole stockholder of Merger Sub, has adopted this Agreement and approved the Merger and the transactions contemplated hereby;
Whereas, concurrently with the execution and delivery of this Agreement, as a condition and inducement to the willingness of Parent, Silk USA and Merger Sub to enter into this Agreement, the entities listed on Schedule A hereto (“Stillwater”) shall have entered into a Support Agreement with Parent (the “Support Agreement”), pursuant to which Stillwater shall have agreed on behalf of the Company stockholders over which Stillwater has voting control (collectively, the “Stillwater Stockholders”), among other things, to vote (or cause to be voted), in person or by proxy, or if applicable deliver (or cause to be delivered) a written consent covering, all of such stockholder’s shares of Company Capital Stock in favor of the adoption of this Agreement and the Merger;
Whereas, concurrently with the execution and delivery of this Agreement, a majority of the holders of outstanding shares of Company Series B Convertible Preferred Stock have approved the Series B Charter Amendment and the Company shall promptly file the Series B Charter Amendment with the Secretary of State of the State of Delaware such that the Series B Charter Amendment is effective;
Whereas, concurrently with the execution and delivery of this Agreement, as a condition and inducement to the willingness of the Company to enter into this Agreement, Parent, Silk USA and the Company shall have entered into a Loan and Security Agreement, dated on the date hereof and in the form attached hereto as Exhibit C (the “Loan and Security Agreement”), pursuant to which Silk USA shall lend to the Company, and the Company shall borrow from Silk USA, the Loan (as defined in the Loan and Security Agreement); and
Now, Therefore, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained in this Agreement, and subject to the conditions set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:
ARTICLE I
THE MERGER
Section 1.01   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly owned subsidiary of Silk USA.
Section 1.02   Closing.   Subject to the provisions of Article VII, the closing of the Merger (the “Closing”) will take place at 8:00 a.m. New York City time, on the second (2nd) Business Day after satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions), or at such other time or on such other date as Parent and the Company may mutually agree consistent with the DGCL. The Closing shall be held at the offices of O’Melveny & Myers LLP, located at Times Square Tower, 7 Times Square, New York, NY 10036, or remotely by exchange of documents and signatures (or their electronic counterparts), unless another place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
Section 1.03   Effective Time.   Subject to the provisions of this Agreement, as promptly as practicable on the Closing Date, the Parties shall cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be duly executed and filed with the Office of the Secretary of State of the State of Delaware (the “Delaware Secretary”) as provided under the DGCL and make any other filings, recordings or publications required to be made by the Company, Merger Sub, Silk USA or Parent under the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Delaware Secretary or on such other date and time as shall be agreed to by Parent and the Company and specified in the Certificate of Merger (such date and time being referred to hereinafter as the “Effective Time”).
Section 1.04   Effects of the Merger.   The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, from and after the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations and duties of the Company and Merger Sub shall become debts, liabilities, obligations and duties of the Surviving Corporation.
Section 1.05   Certificate of Incorporation and Bylaws.
(a)   Certificate of Incorporation.   At the Effective Time, the Company’s restated certificate of incorporation (the “Company Certificate of Incorporation”) shall be amended and restated to read in its entirety as set forth in Exhibit A attached hereto and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended (subject to Section 6.05(a) hereof) as provided therein or by applicable Law.
(b)   Bylaws.   At the Effective Time, the Company’s bylaws (the “Company Bylaws”) shall be amended and restated to be substantially identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (except that the name of the Surviving Corporation shall be “eMagin Corporation”) and as so amended and restated shall be the bylaws of the Surviving Corporation, until thereafter amended (subject to Section 6.05(a) hereof) as provided therein or by applicable Law.
Section 1.06   Directors and Officers.
(a)   The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
(b)   The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
ARTICLE II
EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS
Section 2.01   Conversion and Exchange of Shares of Company Common Stock and Company Series B Convertible Preferred Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Silk USA, Merger Sub or any holder of any shares of Company Common Stock, Company Series B Convertible Preferred Stock or any shares of capital stock of Parent, Silk USA or Merger Sub:
(a)   Conversion of Merger Sub Stock.   Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, which shares at such time shall comprise the only outstanding shares of capital stock of the Surviving Corporation.
(b)   Cancellation of Company-Owned Stock and Parent-Owned Stock.   Each share of Company Common Stock and Company Series B Convertible Preferred Stock held by the Company or any wholly owned Subsidiary of the Company (or held in the Company’s treasury) or held by Parent, Silk USA or Merger Sub, in each case, immediately prior to the Effective Time shall automatically be canceled and shall cease to exist, without payment of any consideration therefor.
(c)   Conversion of Company Common Stock.   Except as provided in Section 2.01(b) and subject to Section 2.02, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, but including Company Warrant Shares that are designated shares of Company Common Stock) shall automatically be cancelled and converted into the right to receive $2.08 in cash, without interest (the “Per Share Merger Price”), payable to the holder thereof upon surrender of such shares of Company Common Stock in the manner provided in Section 2.03.
(d)   Conversion of Company Series B Convertible Preferred Stock.   Except as provided in Section 2.01(b) and subject to Section 2.02, each share of Company Series B Convertible Preferred Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares) shall be converted into the right to receive cash, without interest, in an amount equal to (x) the total number of shares of Company Common Stock issuable upon conversion of such share of Company Series B Convertible Preferred Stock in accordance with the Company Charter Documents immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price, payable to the holder thereof upon surrender of such shares of Company Series B Convertible Preferred Stock in the manner provided in Section 2.03.
Section 2.02   Adjustment to Merger Consideration.   If at any time during the period between the date of this Agreement and the Effective Time there shall be any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock or Company Series B Convertible Preferred Stock), cash dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Company Common Stock or Company Series B Convertible Preferred Stock, the applicable Merger Consideration shall be appropriately adjusted by the Parties to reflect the effect thereof.
Section 2.03   Surrender of Company Stock Certificates.
(a)   Paying Agent.   Prior to the Effective Time, Parent shall enter into, or cause Silk USA to enter into, an agreement in form and substance reasonably acceptable to the Company with the Company’s transfer agent or a bank or trust company that is reasonably satisfactory to the Company to act as paying agent (the “Paying Agent”) for the payment of the aggregate Per Share Merger Price in respect of the Company Common Stock and Company Series B Convertible Preferred Stock in accordance with this Article II. As promptly as possible following the Effective Time (but in any event on the Closing Date), Parent shall deposit, or cause Silk USA to deposit, with the Paying Agent in trust, for the benefit of the holders of shares of Company Common Stock and Company Series B Convertible Preferred Stock immediately prior to the Effective Time, cash in an amount sufficient to pay the aggregate Per Share Merger Price in respect of the Company Common Stock and Company Series B Convertible Preferred Stock. Any funds deposited with the Paying Agent pursuant to this Section 2.03(a) shall be referred to in this Agreement as the “Exchange Fund.” The Exchange Fund shall not be used for any other purpose. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Common Stock and Company Series B Convertible Preferred Stock for the Merger Consideration.
(b)   Company Stock Certificate Exchange Procedures.   As soon as reasonably practicable after the Effective Time (and in any case within five (5) Business Days), Parent or Silk USA shall cause the Paying Agent to mail to each holder of record of a valid certificate previously representing any shares of Company Capital Stock outstanding immediately prior to the Effective Time (a “Company Stock

Certificate”) or shares of Company Capital Stock outstanding immediately prior to the Effective Time represented by book entry (“Book Entry Shares”) whose shares of Company Capital Stock were converted into the right to receive the applicable Merger Consideration: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Company Stock Certificates shall pass, only upon proper delivery of the Company Stock Certificates to the Paying Agent and which shall otherwise be in customary form (including customary provisions with respect to delivery of an “agent’s message” with respect to Book Entry Shares)); and (ii) instructions for use in effecting the surrender of the Company Stock Certificates, or in the case of Book Entry Shares, the surrender of such shares, in exchange for payment of the applicable Merger Consideration. Each holder of record of a Company Stock Certificate or Book Entry Share shall, upon surrender to the Paying Agent of such Company Stock Certificate or Book Entry Share, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Paying Agent pursuant to such instructions, be entitled to receive in exchange therefor the amount of cash which the number of shares of Company Capital Stock previously represented by such Company Stock Certificate or Book Entry Share shall have been converted into the right to receive pursuant to Section 2.01(c) or Section 2.01(d), as applicable, and the Company Stock Certificate or Book Entry Share so surrendered shall be canceled. In the event of a transfer of ownership of Company Capital Stock which is not registered in the transfer records of the Company, payment of the applicable Merger Consideration may be made to a person other than the person in whose name the Company Stock Certificate so surrendered is registered if such Company Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other similar Taxes required by reason of the payment of the applicable Merger Consideration and any such dividends to a person other than the registered holder of such Company Stock Certificate or establish to the reasonable satisfaction of Parent or Silk USA that such Tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.03(b), each Company Stock Certificate and each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration. No interest shall be paid or will accrue on any cash payable to holders of Company Stock Certificates or Book Entry Shares pursuant to the provisions of this Article II or otherwise.
(c)   No Further Ownership Rights in Company Capital Stock; Transfer Books.   At and after the Effective Time, holders of Company Stock Certificates (or, in the case of uncertificated shares, Book Entry Shares) shall cease to have any rights as stockholders of the Company, except for the right to receive the applicable Merger Consideration in accordance with this Article II. Any cash paid upon the surrender of Company Stock Certificates or Book Entry Shares in accordance with this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Capital Stock formerly evidenced by such Company Stock Certificates or Book Entry Shares. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Capital Stock that were outstanding immediately prior to the Effective Time shall thereafter be made. If, after the Effective Time, subject to the terms and conditions of this Agreement, Company Stock Certificates or Book Entry Shares formerly evidencing shares of Company Capital Stock are presented to the Paying Agent or the Surviving Corporation, they shall be canceled and exchanged for the applicable Merger Consideration in accordance with this Article II.
(d)   Termination of the Exchange Fund.   Any portion of the Exchange Fund that remains undistributed to the holders of Company Stock Certificates or Book Entry Shares on the date that is one (1) year after the Effective Time shall be delivered to Parent or Silk USA, upon demand by Parent, and any holders of Company Stock Certificates or Book Entry Shares who have not theretofore complied with this Article II shall thereafter look only to Parent or Silk USA for, and Parent and Silk USA shall remain liable for, payment of such holders’ claims for the applicable Merger Consideration pursuant to the provisions of this Article II.
(e)   No Liability.   Neither Parent, Silk USA, Merger Sub, the Company, the Surviving Corporation nor the Paying Agent shall be liable to any person in respect of any cash from the Exchange Fund delivered to a public official in compliance with any applicable state, federal or other abandoned property, escheat or similar Law. If any Company Stock Certificate or Book Entry Shares shall not have been surrendered prior to the date on which the related Merger Consideration would escheat to or become the property of any Governmental Authority, any such Merger Consideration shall, to the extent permitted by applicable Law, immediately prior to such time become the property of Silk USA, free and clear of all claims or interest of any person previously entitled thereto.
(f)   Investment of Exchange Fund.   The Paying Agent shall invest the cash in the Exchange Fund as directed by Parent or Silk USA; provided, however, that (i) no such investment or losses thereon shall affect the applicable Merger Consideration payable to the holders of shares of Company Capital Stock and following any losses Parent shall, or shall cause Silk USA to, promptly provide additional funds to the Paying Agent for the benefit of the stockholders of the Company in the amount of any such losses and (ii) such investments shall only be in short-term obligations of or guaranteed by the United States of America or any agency or instrumentality thereof with maturities of no more than thirty (30) days and backed by the full faith and credit of the United States of America. Any interest and other income resulting from such investments shall be paid solely to Parent or Silk USA.
(g)   Lost, Stolen or Destroyed Certificates.   If any Company Stock Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Company Stock Certificate to be lost, stolen or destroyed and, if required by Parent, Silk USA or the Paying Agent, the posting by such person of a bond in such reasonable and customary amount as Parent, Silk USA or the Paying Agent may direct as indemnity against any claim that may be made against it with respect to such Company Stock Certificate, the Paying Agent shall deliver in exchange for such lost, stolen or destroyed Company Stock Certificate the applicable Merger Consideration.
(h)   Withholding Rights.   Notwithstanding anything in this Agreement to the contrary, Parent, Silk USA, the Surviving Corporation or the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of any Company Stock Certificate or Book Entry Shares (or any holder of a Company Equity Award) such amounts as Parent, Silk USA, the Surviving Corporation or the Paying Agent are required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax Law or other applicable Law. Prior to any such deduction or withholding, each of Parent, Silk USA, the Surviving Corporation or the Paying Agent, as applicable, shall use commercially reasonable efforts to provide five (5) days’ prior notice of any intention to withhold to the Company (other than any payment of Equity Award Amounts or amounts owed to former holders of Company Stock Options or Company RSUs) and cooperate with the Company to reduce or eliminate any such deduction or withholding, including by allowing the Company or the applicable holder to provide documentation to Parent, Silk USA, the Surviving Corporation or the Paying Agent, as applicable, with a view to reducing or eliminating such withholding. To the extent such amounts are so deducted or withheld and paid over to the appropriate Governmental Authority or other recipient by Parent, Silk USA, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.
Section 2.04   Company Equity Awards.
(a)   The Company shall take all action reasonably necessary to (x) provide each holder of an outstanding Out-of-the-Money Option that is not then exercisable, the opportunity to exercise, for a period of at least five (5) days (or such other period determined by the Company Board) prior to the date that is three (3) days prior to the Effective Time (with such exercise conditional upon the occurrence of the Effective Time), any portion of such Out-of-the-Money Option in full by providing the Company with a notice of exercise and full payment of the applicable exercise price in cash or by check in accordance with and subject to the terms of the applicable Company Stock Plan and the stock option award agreement governing such Company Stock Option and (y) ensure that no holder of any Company Stock Option shall be entitled to exercise any such Company Stock Option at any time between the date that is three (3) days prior to the Effective Time and the Effective Time. At the Effective Time, each unexercised Company Stock Option that is outstanding immediately prior to the Effective Time, whether or not then exercisable or vested, shall be, by virtue of the Merger and without any action on the part of the holder thereof, cancelled and converted into the right to receive solely the following:
(i)   with respect to each In-the-Money Option: an amount in cash equal to the product of (I) the excess, if any, of the Per Share Merger Price over the applicable exercise price per share of

Company Common Stock subject to such cancelled In-the-Money Option multiplied by (II) the aggregate number of shares of Company Common Stock subject to such In-the-Money Option immediately prior to the Effective Time; and
(ii)   notwithstanding anything herein to the contrary, any Out-of-the-Money Options shall be cancelled at the Effective Time without any consideration payable therefor.
The Surviving Corporation shall pay the holders of Company Stock Options the cash payments described in this Section 2.04(a) as soon as reasonably practicable following the Effective Time or the times specified in Section 2.04(a)(ii), as applicable. From and after the Effective Time, each Company Stock Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the corresponding amount determined in accordance with this Section 2.04(a), if any.
(b)   Immediately prior to the Effective Time, each then-outstanding restricted stock unit award (including any that vest in whole or in part based on performance conditions) (“Company RSUs”) granted under any Company Stock Plan shall become fully earned and vested with respect to the maximum number of shares underlying each such Company RSU as set forth in the terms of the agreement granting such Company RSU (the “RSU Agreement”). Each grantee of each Company RSU that vests in accordance with this Section 2.04(b), as soon as reasonably practicable following the Effective Time, shall be entitled to receive cash in an amount equal to (x) the total number of shares of Company Common Stock issuable in settlement of such Company RSU immediately prior to the Effective Time, multiplied by (y) the Per Share Merger Price.
(c)   As of the Effective Time, the Company Stock Plans will terminate and all rights under any other plan, program or arrangement providing for the issuance or grant of any other interest with respect to the shares of the Company or any Company Subsidiary will be cancelled. The Company will take, or cause to be taken, all actions necessary to effectuate this Section 2.04, including sending any requisite notices, obtaining any necessary resolutions of the Company Board or a committee thereof, and obtaining all consents necessary to cash out and cancel, as described in Section 2.04(a) and Section 2.04(b), all Company Stock Options and Company RSUs so as to ensure that, after the Effective Time, no Person will have any rights under the Company Stock Plans with respect thereto other than rights to receive the payments contemplated by Section 2.04(a) or Section 2.04(b). The Company will provide Parent with copies of all such notices, resolutions and other materials in connection with its obligations prior to Closing for Parent’s reasonable review and comment prior to distribution.
(d)   The payment of all Equity Award Amounts hereunder shall be subject to appropriate withholding for Taxes in accordance with Section 2.03(h) and shall be paid through, to the extent applicable, the Surviving Corporation’s payroll.
Section 2.05   Dissenting Shares.
(a)   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Capital Stock that are outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand and properly demands an appraisal of such shares in accordance with Section 262 of the DGCL (any such shares being referred to as “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive the applicable Merger Consideration in accordance with Section 2.01(c) or Section 2.01(d) and the holder thereof shall be entitled only to such rights as are granted by Section 262 of the DGCL to a holder of Dissenting Shares. At the Effective Time, the Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist.
(b)   If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then, as of the later of the Effective Time or the date of loss of such status, such shares shall automatically be converted into and shall represent only the right to receive the Merger Consideration in accordance with Section 2.01(c) or Section 2.01(d), as applicable, without interest thereon, upon surrender of each Company Stock Certificate representing such shares.

(c)   The Company shall give Parent prompt written notice of (i) any demand for appraisal pursuant to the DGCL received by the Company prior to the Effective Time and (ii) any withdrawal of any such demand. Parent shall have the opportunity to participate in and, after the Closing Date, to direct all negotiations and any Proceedings with respect to any such demand. The Company shall not make any payment or settlement with respect to, or offer to make any payment or settlement prior to the Effective Time with respect to any such demand unless Parent shall have given its written consent to such payment or settlement offer.
Section 2.06   Treatment of Warrants.   At the Effective Time, and in accordance with the terms of each warrant to purchase shares of Company Common Stock that is required to be listed in Part 3.03(f) of the Disclosure Letter (collectively, the “Warrants”) and that remains issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such Warrant, Parent shall cause the Surviving Corporation to issue a replacement warrant to each holder thereof providing that such replacement warrant shall be exercisable for an amount in respect of each share of Company Common Stock for which such Warrant is exercisable immediately prior to the Effective Time equal to cash in an amount equal to the product of (i) the total number of shares of Company Common Stock subject to such Warrant immediately prior to the Effective Time, multiplied by (ii) the excess of (A) the Per Share Merger Price over (B) the exercise price payable per share of Company Common Stock subject to such Warrant. From and after the Closing, Parent shall cause the Surviving Corporation to comply with all of the terms and conditions set forth in each such replacement warrant, including the obligation to make the payments contemplated thereby upon exercise thereof.
Section 2.07   Filing of Series B Charter Amendment.   The Company shall promptly, and in any event within three (3) Business Days of the date of this Agreement, file the Series B Charter Amendment with the Secretary of State of the State of Delaware such that the Series B Charter Amendment is effective as of such filing date.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as (i) set forth in a corresponding numbered section of the Disclosure Letter (it being agreed that disclosure of any item in any part of the Disclosure Letter shall also be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent (other than Part 9.01(c) of the Disclosure Letter)) or (ii) disclosed in the Company SEC Documents filed with, or furnished by the Company to, the SEC on or after January 1, 2021 and prior to the date of this Agreement and publicly available on the date of this Agreement (other than forward-looking disclosures set forth in any risk factor section, disclosures relating to forward-looking statements to the extent they are predictive, cautionary or forward-looking in nature), the Company represents and warrants to Parent, Silk USA and Merger Sub as follows:
Section 3.01   Due Organization and Qualification; Subsidiaries.
(a)   The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to: (i) conduct its business in the manner in which its business is currently being conducted; and (ii) own and use its assets in the manner in which its assets are currently owned and used, except where the failure to have such power or authority has not, and would not be reasonably expected to have a Company Material Adverse Effect.
(b)   The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business requires such qualification or license, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Part 3.01(c) of the Disclosure Letter sets forth a complete list of each Subsidiary of the Company as of the date of this Agreement, and the capitalization and jurisdiction of organization thereof. Except as set forth in Part 3.01(c) of the Disclosure Letter, each of the Subsidiaries identified in Part 3.01(c) of the Disclosure Letter is a wholly owned direct or indirect Subsidiary of the Company and no other person holds any equity interest (contingent or otherwise) in such Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each Subsidiary of the Company is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, and has all requisite power and authority to: (i) conduct its business in the manner in which its business is currently being conducted; and (ii) own and use its assets in the manner in which its assets are currently owned and used. Each Subsidiary of the Company is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business requires such qualification or license, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, any securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock or other equity or voting interests in, any person that would be material to the Company and its Subsidiaries, taken as a whole.
Section 3.02   Certificate of Incorporation and Bylaws.   The Company has made available to Parent accurate and complete copies of the Company Certificate of Incorporation, the Company Bylaws (collectively, the “Company Charter Documents”), and the charter and organizational documents of each of its Subsidiaries, including all amendments thereto (collectively, the “Subsidiary Charter Documents”). The Company is not in material violation of the Company Charter Documents. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company’s Subsidiaries are not in violation of any Subsidiary Charter Documents.
Section 3.03   Capital Structure.
(a)   The authorized capital stock of the Company consists of 200,000,000 shares of Company Common Stock, and 10,000,000 shares of preferred stock, par value $0.001 per share (“Company Preferred Stock”). As of May 16, 2023 (the “Capitalization Date”): (i) 83,041,694 shares of Company Common Stock were issued and outstanding; (ii) 10,000 shares of Company Preferred Stock were designated as Company Series B Convertible Preferred Stock, of which 5,356 shares were issued or outstanding; (which, for the avoidance of doubt, does not include shares of Company Common Stock held in the treasury of the Company) (iii) 162,066 shares of Company Common Stock were held in the treasury of the Company; (iv) 3,229,952 shares of Company Common Stock were subject to issuance pursuant to outstanding options to purchase shares of Company Common Stock granted under the Company Stock Plans (stock options granted by the Company pursuant to such plans or otherwise are referred to collectively herein as “Company Stock Options”); (v) 1,832,130 shares of Company Common Stock were subject to issuance pursuant to outstanding Company RSUs; (vi) no shares of Company Common Stock were subject to issuance pursuant to outstanding share appreciation rights granted under the Company Stock Plans; (vii) 4,364,206 shares of Company Common Stock were authorized and reserved for future issuance pursuant to the Company Stock Plans and (viii) 1,947,491 shares of Company Common Stock and no shares of Company Series B Convertible Preferred Stock were subject to issuance pursuant to outstanding Company Warrants. All of the outstanding shares of Company Capital Stock have been, and all shares that may be issued pursuant to any Company Stock Plan or as contemplated or permitted by this Agreement will be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable. There are no shares of Company Capital Stock held by any of the Company’s Subsidiaries. None of the outstanding shares of Company Capital Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right or subject to any right of first refusal in favor of the Company, and there is no Company Contract (other than the Support Agreements) relating to the voting or registration of, or restricting any person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Company Capital Stock. The Company is not bound by any Contract requiring it to repurchase, redeem or otherwise acquire any outstanding shares of Company Capital Stock, and no share repurchase program exists with respect to the Company. Part 3.03(a)(i) of the Disclosure Letter sets forth a schedule as of the Capitalization Date of all outstanding Company Equity Awards, including the relevant Company Stock Plan, type of award, date of grant, vesting start date, expiration date, number of shares underlying the award, and the exercise price of each such Company Equity Award, and, solely with respect to any Company RSU that vests in whole or in part based on performance conditions and is not vested as of the date hereof, the vesting schedule and vesting acceleration terms thereof. The Company hereby makes the representations and warranties set forth in Part 3.03(a)(ii) of the Disclosure Letter.
(b)   As of the Capitalization Date, other than as set forth in Section 3.03(a) herein or Part 3.03(b) of the Disclosure Letter, there are: (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants, restricted stock units, call options, rights or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or put rights or other commitments or agreements that obligate the Company or any of its Subsidiaries to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iv) no obligations of the Company or any of its Subsidiaries to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, call options, put rights or other similar agreement or commitment relating to any capital stock of, or other equity or voting interest in, the Company (the items in clauses (i), (ii), (iii) and (iv), together with the capital stock of the Company, being referred to collectively as “Company Securities”); and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of the Company Securities. As of the date hereof, there is no rights agreement or stockholders rights plan (or similar plan commonly referred to as a “poison pill”) in effect with respect to the Company.
(c)   No bonds, debentures, notes or other Indebtedness issued by the Company or any of its Subsidiaries and outstanding at the date of this Agreement have the right to vote on any matters on which stockholders or equityholders of the Company or any of its Subsidiaries may vote (or are convertible into, or exchangeable for, securities having such right).
(d)   All of the outstanding shares of Company Capital Stock, Company Equity Awards and other securities of the Company have been issued and granted in material compliance with applicable Laws. No Company Equity Awards have been granted other than pursuant to the Company Stock Plans.
(e)   All of the shares of capital stock of each of the Company’s Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of preemptive rights, and are owned beneficially and of record by the Company or another wholly owned Subsidiary of the Company, free and clear of any Liens, other than restrictions on transfer imposed by applicable securities Laws.
(f)   Part 3.03(f) of the Disclosure Letter set forth a list, as of the Capitalization Date, of each holder of a Company Warrant, together with the number and type of shares of Company Capital Stock issuable upon the exercise or conversion of such Company Warrant, the exercise price of such Company Warrant, the issuance date of such Company Warrant and the termination date of such Company Warrant.
Section 3.04   Authority; Binding Nature of Agreement.
(a)   The Company has all requisite corporate power and authority, subject to (A) the adoption of this Agreement by the holders of a majority of the voting power of the outstanding shares of Company Common Stock and Company Series B Convertible Preferred Stock entitled to vote on such matter at a stockholders’ meeting duly called and held for such purpose, voting together as a single class on an as-converted to Company Common Stock basis, and (B) the approval of this Agreement and the Merger by an affirmative vote or consent of the holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock ((A) and (B) collectively, “Company Stockholder Approval”), to enter into this Agreement, consummate the Merger and the other transactions contemplated hereby and perform its obligations hereunder. The Company Stockholder Approval is the only vote of the holders of any class or series of the Company’s or any of its Subsidiaries’ capital stock or other securities necessary to adopt this Agreement and approve the transactions contemplated hereby, including the Merger. The Company Board has duly and unanimously adopted resolutions by which the Company Board has: (i) approved and declared advisable this Agreement (including the agreement of merger, as such term is used in Section 251 of the DGCL) and the transactions contemplated hereby, including the Merger and the Series B Charter Amendment; (ii) determined that the Merger and the other transactions contemplated by this Agreement are in the best interests of the Company and the stockholders of the Company, (iii) authorized and approved the execution, delivery and performance of this Agreement and the Merger on the terms and subject to the conditions set forth herein; (iv) resolved to recommend that the stockholders of the Company adopt this Agreement (such recommendation, the “Company Board Recommendation”); and (v) directed that this Agreement be submitted to the stockholders of the Company for their approval and adoption at a duly held meeting of such stockholders for such purpose. As of the date of this Agreement, the resolutions referred to in the preceding sentence have not been rescinded, modified, amended or withdrawn.
(b)   Other than obtaining the Company Stockholder Approval, no other corporate proceedings on the part of the Company or any of its Subsidiaries are necessary to authorize, adopt or approve, as applicable, this Agreement or to consummate the Merger and the transactions contemplated hereby (other than the filing of the appropriate merger documents under the DGCL). Assuming due authorization, execution and delivery by Parent, Silk USA and Merger Sub, this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application relating to or affecting creditors’ rights; and (ii) general equitable principles, including specific performance, injunctive and other relief (clauses (i) and (ii), collectively, the “Bankruptcy and Equity Exception”). Assuming the accuracy of the representations contained in Section 4.08, the Company Board has taken appropriate actions so that the restrictions on business combinations contained in Section 203 of the DGCL will not apply with respect to or as a result of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, including the Merger, without any further action on the part of the stockholders or the Company Board. Assuming the accuracy of the representations contained in Section 4.07 and Section 4.08, there are no “fair price,” “moratorium,” “control share acquisition” or other anti-takeover Laws applicable to this Agreement or the Merger.
Section 3.05   Non-Contravention; Consents.
(a)   Except as set forth in Part 3.05(a) of the Disclosure Letter, the execution and delivery of this Agreement by the Company does not, and the consummation of the Merger and the other transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, in the case of each of the following clauses (i), (ii) and (iii), assuming compliance, approval, satisfaction, completion and acceptance (as applicable) with respect to all of the matters and requirements referred to in Section 3.05(b)(i) (including receipt of the Company Stockholder Approval): (i) violate or conflict with the Company Charter Documents or the Subsidiary Charter Documents; (ii) violate or conflict with any Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets; or (iii) violate, conflict with or result in a breach of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by the Company or any of its Subsidiaries under, give rise to any obligation to make payments or provide compensation under, result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any obligation to obtain any third-party consent or provide any notice to any person under any of the terms, conditions or provisions of any Material Contract to which the Company or any of its Subsidiaries is a party except, with respect to clauses (i) (solely with respect to the Subsidiary Charter Documents), (ii) and (iii), such failures to comply, conflicts, violations, triggering of payments, terminations, accelerations, Liens, encumbrances, notices, Governmental Authorizations, authorizations, consents, approvals, breaches or defaults that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Except as set forth in Part 3.05(b) of the Disclosure Letter, no declaration, filing or registration with, or notice to, or authorization, permit, consent or approval, of any Governmental Authority or any stock market or stock exchange on which shares of Company Capital Stock are listed is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the Merger or the other transactions contemplated by this Agreement except: (i) (A) for the filing of a premerger notification and report form by the Company under the HSR Act and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods as may be required under the competition, merger control, foreign investment screening, antitrust or similar Law of any non-U.S. jurisdiction (collectively, the “Foreign Merger Control Laws”), including obtaining each of the clearances and approvals identified in Part 3.05(b)(i)(A) of the Disclosure Letter, (B) obtaining CFIUS Clearance, ITAR Clearance, NSIA Clearance and each of the clearances and approvals identified in Part 3.05(b)(i)(B) of the Disclosure Letter, (C) the filing with the United States Securities and Exchange Commission (the “SEC”) of the Proxy Statement and such reports and filings under Section 13(a), 13(d), 14(a), 15(d) or 16(a) of the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby and such filings as may be required by state securities, takeover and “blue sky” laws, (D) as may be required by the NYSE American or any other applicable national securities exchange in connection with the delisting of the Company Common Stock and (E) for the filing of the Certificate of Merger with the Delaware Secretary (and the receipt of the Company Stockholder Approval); or (ii) where the failure to make such declaration, filing or registration or notifications to obtain such authorization, permits, consents or approvals would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.06   Company SEC Documents; Financial Statements; Undisclosed Liabilities.
(a)   Since January 1, 2021, the Company has filed or furnished (as applicable) on a timely basis all forms, reports, schedules, statements and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) with the SEC that have been required to be filed or furnished by it under applicable Laws (all such forms, reports, schedules, statements and other documents filed and publicly available or furnished prior to the date of this Agreement, including all exhibits and other information incorporated therein, amendments and supplements thereto, collectively, the “Company SEC Documents”). As of their respective filing dates or, if amended or superseded by a subsequent filing prior to the date hereof, as of the date of the last such amendment or superseding filing, each Company SEC Document complied as to form in all material respects with the applicable requirements of the Sarbanes-Oxley Act, the Securities Act or the Exchange Act, as the case may be, each as in effect on the date such Company SEC Document was filed. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amended or superseded filing), none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is subject to the periodic reporting requirements of the Exchange Act. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Documents or any registration statement filed by the Company with the SEC received by the Company from the SEC or its staff. To the Knowledge of the Company, as of the date of this Agreement, there is no investigation being conducted by the SEC of any Company SEC Documents.
(b)   The financial statements (including any related notes) contained in the Company SEC Documents: (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q or Form 8-K under the Exchange Act, and except that the unaudited financial statements may not contain footnotes and other presentation items and are subject to normal year-end adjustments, or as otherwise permitted by the rules and regulations of the SEC); and (ii) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby.
(c)   The “disclosure controls and procedures” (as defined by Rules 13a-15(e) and 15d-15(e) of the Exchange Act) utilized by the Company are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or submits to the SEC under the

Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such material information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the principal executive officer and principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports.
(d)   The Company maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) sufficient in all material respects to provide reasonable assurance: (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in conformity with GAAP; and (ii) that transactions are executed only in accordance with the authorization of management or the Company Board. To the Knowledge of the Company, since January 1, 2021, there has been no written complaint, allegation, assertion or claim that the Company or any Subsidiary of the Company has engaged in illegal accounting or auditing practices.
(e)   Based on its most recent evaluation of internal controls over financial reporting prior to the date hereof, the Company has disclosed to the Company’s auditors and the audit committee of the Company Board: (i) to the Knowledge of the Company, all “significant deficiencies” and “material weaknesses” in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in material respects the Company’s ability to record, process, summarize and report financial information; and (ii) to the Knowledge of the Company, any fraud that involves management or other employees who have a significant role in the Company’s internal controls. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meanings assigned to them by the Public Company Accounting Oversight Board in Auditing Standard No. 2.
(f)   Neither the Company nor any of its Subsidiaries has any liabilities required to be recorded or reflected on or reserved for or disclosed in a consolidated balance sheet of the Company and its Subsidiaries, including the notes thereto, under GAAP, other than liabilities that: (i) are reflected or recorded on the Company Balance Sheet (including in the notes thereto); (ii) were incurred since the Company Balance Sheet Date in the Ordinary Course of Business; (iii) are incurred in connection with the transactions contemplated by this Agreement; (iv) have been discharged or paid in full prior to the execution of this Agreement; (v) are permitted, required or contemplated by this Agreement or disclosed in the Disclosure Letter; or (vi) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(g)   Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including “off-balance sheet arrangements” as defined in Item 303(a) of Regulation S-K promulgated under the Securities Act) where the result, purpose or intended effect of such arrangement is to avoid disclosure of any material transaction involving the Company or any of its Subsidiaries in the Company’s consolidated financial statements.
Section 3.07   Absence of Certain Changes or Events.
(a)   Since the Company Balance Sheet Date to the date of this Agreement, except for actions taken in connection with the execution and delivery of this Agreement and the transaction contemplated hereby, the business of the Company and each of its Subsidiaries has been conducted in all material respects in the Ordinary Course of Business, and there has not been or occurred any Effect that, if it occurred during the period from the date of this Agreement through the Effective Time, would constitute a breach of any of the covenants set forth in Sections 5.01(b)(i), (ii), (vii), (viii), (xi), (xiv), (xxii) or (xxiii) (as it relates to the foregoing subsections of Section 5.01(b)).
(b)   Since the Company Balance Sheet Date through the date hereof, except for actions taken in connection with the execution and delivery of this Agreement and the transaction contemplated hereby, there has been no Effect that is continuing and, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.

Section 3.08   Litigation; Orders.   Except as set forth in Part 3.08 of the Disclosure Letter, there are no, and since January 1, 2021 there have been no, Proceedings pending (it being understood that, with respect to any Proceeding that is an audit, examination or investigation, any representation herein shall be deemed to be to the Knowledge of the Company) or, to the Knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries or any of their respective properties or assets that resulted in, or would reasonably be expected to result in, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth on Part 3.08 of the Disclosure Letter, neither the Company nor any of its Subsidiaries is subject to any Order, whether temporary, preliminary, or permanent, which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.09   Contracts.
(a)   Except as set forth in Part 3.09(a) of the Disclosure Letter, as of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to any Contract (other than this Agreement) required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act (a “Filed Company Contract”) that has not been so filed.
(b)   Except for (i) this Agreement and (ii) any Contracts publicly filed by the Company with the SEC, Part 3.09(b) of the Disclosure Letter sets forth a true and complete list of, as of the date of this Agreement:
(i)   each Contract that contains covenants binding upon the Company or any of its Subsidiaries that materially restrict the ability of the Company or any of its Subsidiaries to compete in any business or with any person or in any geographic area (except for any such Contract that may be canceled without any penalty or other liability to the Company or any of its Subsidiaries upon notice of ninety (90) days or fewer);
(ii)   each Contract to which the Company or any of its Subsidiaries is a party that constitutes a collective bargaining agreement or similar labor agreement with any labor organization, works council, trade union, employee association, or other employee representatives or employee representative body representing, purporting to represent, or to the Knowledge of the Company, seeking to represent any employee of the Company or its Subsidiaries (a “Collective Bargaining Agreement”);
(iii)   other than with respect to any Contract solely between the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, each Contract that is a joint venture, partnership, limited liability or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture, in each case that is material to the business of the Company and its Subsidiaries, taken as a whole;
(iv)   each Contract that is an indenture, mortgage, credit agreement, loan agreement, security agreement, guarantee, bond or similar Contract pursuant to which there is any outstanding Indebtedness (excluding clause (d) of the definition thereof) of the Company or any of its Subsidiaries, whether as borrower or lender, in each case in excess of $100,000, other than (a) accounts receivables and payables in the Ordinary Course of Business and (b) any such Contract between or among any of the Company and any of its Subsidiaries;
(v)   each Contract, the value of which exceeds $100,000, (A) that obligates the Company or any of its Subsidiaries to conduct business on an exclusive basis with any third party, or (B) that includes a “most-favored nation” or other similar clause;
(vi)   each Contract that by its terms calls for aggregate payments by the Company and its Subsidiaries under such Contract of more than $100,000 per fiscal year over the remaining term of such Contract (other than this Agreement, Contracts between or among any of the Company and any of its Subsidiaries, Contracts that are subject of another subsection of this Section 3.09(b) or Company Leases);
(vii)   each Government Contract that (A) has not reached the end of its term or period of performance or (B) that has not yet been subject to final payment or closeout;

(viii)   each Contract to which the Company or any of its Subsidiaries is a party with a Major Customer or a Major Supplier in each case other than quotes, purchase orders, statements of work, sales orders, supplements, invoices or similar agreements or Contracts that are listed elsewhere in Part 3.09(b) of the Disclosure Letter;
(ix)   each Contract between the Company or any of its Subsidiaries, on the one hand, and any executive officer or director of the Company or any of its Subsidiaries, on the other hand, other than any contract covered by clause (iii) above or any Company Benefit Plan;
(x)   each Contract with respect to any acquisition and divestiture pursuant to which the Company or any of its Subsidiaries has continuing indemnification, “earn-out” or other contingent payment obligations, in each case, that would reasonably be expected to result in future payments by the Company in excess of $100,000;
(xi)   other than any Company Benefit Plan listed on Part 3.12(a)(ii) of the Disclosure Letter or at-will offer letters on the Company’s standard form containing no severance provisions or consulting Contracts which may be cancelled on less than ninety (90) days’ notice without penalty to the Company, each employment or independent contractor Contract (in each case, under which the Company has continuing obligations as of the date hereof) with any current or former executive officer, consultant, independent contractor, or employee of the Company or its Subsidiaries or member of the Company Board providing for an annual base compensation in excess of $100,000;
(xii)   each Contract or plan that has not been listed on Part 3.12(f) of the Disclosure Letter, including any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the consummation of the Transactions or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement (including the Merger);
(xiii)   each Contract, the value of which exceeds $100,000, providing for indemnification or any guaranty (in each case, under which the Company has continuing obligations as of the date hereof and that is material to the Company and its Subsidiaries, taken as a whole), other than (A) any guaranty by the Company of any of its Subsidiary’s obligations, (B) any Contract entered into in the Ordinary Course of Business or (C) any Contract otherwise listed in the Disclosure Letter, in each case of (A) through (C), with the exception of any Contract providing for indemnification or guaranty that is not capped (for the avoidance of doubt, such Contract with uncapped indemnification or guaranty obligations shall be deemed to be required to be listed in Part 3.09(b) of the Disclosure Letter pursuant to this clause (xiii));
(xiv)   each Contract, the value of which exceeds $100,000, between the Company or any of its Subsidiaries, on the one hand, and any resellers or distributors of the Company or any of its Subsidiaries, on the other hand, that is a reseller, distribution or other similar agreement or arrangement;
(xv)   each Contract that involves the resolution of a legal Proceeding (A) that has been entered into by the Company or any of its Subsidiaries since January 1, 2021, or (B) that includes a material payment obligation of the Company or any of its Subsidiaries that has not yet been performed by the Company or its Subsidiaries, in each case of (A) and (B), other than (x) releases immaterial in nature or amount entered into with former employees or independent contractors of the Company in the Ordinary Course of Business that did not resolve any actual or threatened Proceeding or (y) settlement agreements for cash only (which has been paid) and does not exceed $100,000 as to such settlement;
(xvi)   each Company Lease; and
(xvii)   each Intellectual Property Contract.
Each Contract required to be listed in Part 3.09(b) of the Disclosure Letter, and each Filed Company Contract is referred to herein as a “Material Contract.”

(c)   Each Material Contract is valid and binding on the Company and each of its Subsidiaries that are a party thereto and, to the Knowledge of the Company, each other party thereto, and is in full force and effect and enforceable in accordance with its respective terms against the Company and its Subsidiaries, and to the Knowledge of the Company, each other party thereto, subject to the Bankruptcy and Equity Exception, except (i) to the extent that any Material Contract expires in accordance with its terms and (ii) as would not, individually or in the aggregate, be material to the Company and its Subsidiaries. Except as would not, individually or in the aggregate, be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries, or to the Knowledge of the Company, any other party, is in violation or breach of or in default under any Material Contract to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties, rights or assets is bound. No third party to any Material Contract has, to the Knowledge of the Company, alleged that the Company or any Subsidiary is in violation or breach of, or in default under, any such Material Contract or has notified the Company or any Subsidiary of an intention to modify any material terms of, or not to renew, any such Material Contract.
(d)   Neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, the Company’s Principals (as that term is presently defined in Section 52.209-5, Title 48, Code of Federal Regulations) have in the prior three (3) years been suspended, debarred, or proposed for debarment from bidding on material contracts or subcontracts with any Governmental Authority, and to the Knowledge of the Company, no such suspension or debarment has been initiated or threatened. Neither the Company nor any of its Subsidiaries or, to the Knowledge of the Company, the Company’s Principals, is presently indicted or has been convicted or, had a civil judgment rendered against them, or have had a finding of fault or liability rendered against them in any administrative or civil proceeding for (i) commission of fraud or a criminal offense in connection with the obtaining, attempting to obtain, or performing a Government Contract, or (ii) commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, tax evasion, violating U.S. federal criminal tax laws, or receiving stolen property. To the Knowledge of the Company, the consummation of the Merger and the other transactions contemplated by this Agreement will not result in any such suspension or debarment.
(e)   With respect to the Company’s Government Contracts, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement:
(i)   the Company has not received written notice that any Government Contracts are the currently the subject of bid, award, or size protest proceedings;
(ii)   the Company does not need any “Facility Security Clearance” (as that term is defined by Part 117, Title 32, Code of Federal Regulations) to perform its Government Contracts; and
(iii)   the Company, to the extent applicable, is currently in compliance with all Government Contract terms and conditions relating to counterfeit electronic parts and the sources of electronic parts, and is currently in compliance with all higher-level contract quality (as defined in Section 46.202-4, Title 48, Code of Federal Regulations) provisions of its Government Contracts.
Section 3.10   Compliance with Laws; Governmental Authorizations.
(a)   Except as set forth in Part 3.10(a) of the Disclosure Letter or where the effect of any such noncompliance would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) the Company and its Subsidiaries are in compliance with all applicable Laws; and (ii) since January 1, 2021, neither the Company nor any of its Subsidiaries has, (A) received any written notice or, to the Knowledge of the Company, other communication from any Governmental Authority regarding any actual or alleged violation of, or failure to comply with, any applicable Law, or (B) provided any written notice to any Governmental Authority regarding any violation by the Company or any of its Subsidiaries of any Law, and no such violation or failure to comply remains outstanding or unresolved as of the date of this Agreement.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) the Company and its Subsidiaries hold all Governmental Authorizations necessary to enable the Company and its Subsidiaries to conduct their respective businesses in the manner in which such businesses are currently being conducted; (ii) all such Governmental Authorizations are valid and in full force and effect; and (iii) the Company and its Subsidiaries are, and have been, in compliance with the terms and requirements of such Governmental Authorizations.
(c)   With respect to the Company’s Government Contracts:
(i)   in the past six (6) years, the Company has complied in all material respects with all applicable Laws pertaining to all Government Contracts (and proposals and quotations submitted that led to the formation of such Government Contracts), including but not limited to: the Truthful Cost and Pricing Data Statute, the Anti-Kickback Act of 1986, the Procurement Integrity Act, the Buy American Act, the Trade Agreements Act, the Walsh-Healy Public Contracts Act;
(ii)   in the past three (3) years, the Company has not received a subpoena, search warrant, or civil investigative demand with respect to any Government Contract; and
(iii)   in the past three (3) years, the Company has not made a written disclosure with respect to any alleged, potential, or actual irregularity, misstatement, noncompliance, or omission arising under or relating to a Government Contract (or proposal or quotation that led to the formation of a Government Contract), and to the Knowledge of the Company, no facts and circumstances exist that would require a mandatory disclosure pursuant to Section 52.203-13, Title 48, Code of Federal Regulations.
Section 3.11   Labor and Employment Matters.
(a)   As of the date of this Agreement, except as set forth in Part 3.11(a) of the Disclosure Letter: (i) neither the Company nor any of its Subsidiaries is a party to any Collective Bargaining Agreement; (ii) there are no labor organizations, works councils, trade unions or other employee representatives representing or purporting to represent any employee or former employee of the Company or its Subsidiaries; (iii) there is no pending demand for recognition or certification to the Company or any of its Subsidiaries by any labor organization or group of employees of the Company or any of its Subsidiaries; (iv) there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened before the National Labor Relations Board or any other labor relations tribunal or authority (foreign or domestic) with respect to the Company or any of its Subsidiaries; (v) there is no pending or, to the Knowledge of the Company, threatened, labor strike, work stoppage, slowdown or lockout due to labor disagreements by or with respect to any employee or former employee of the Company or its Subsidiaries, against or involving the Company or any of its Subsidiaries, and no such event has occurred within the two (2) years preceding the date of this Agreement; and (vi) the execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any breach or other violation of any Collective Bargaining Agreement or any notice, information or consultation obligations under applicable labor Law and, to the Knowledge of the Company, no such breaches or violations have occurred previously.
(b)   Except as would not reasonably be expected to result in, individually or in the aggregate, a material liability to the Company or any of its Subsidiaries, taken as a whole, (i) no Proceedings are pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries that are related to unfair labor practices, discrimination, harassment, retaliation, wrongful discharge or violation of any foreign, state and/or federal statute or common law relating to employment, employment practices, wages, hours, mandatory insurance, benefits, leaves of absence, employee classification, exemptions from overtime and minimum wage requirements, immigration control, employee safety, employee privacy, bonuses and terms and conditions of employment, including laws relating to termination of employment and relating to job applicants and employee background checks, or (ii) there is no claim against the Company or any of its Subsidiaries in respect of which any current or former employee, officer, non-employee director, independent contractor, consultant, or other service provider of the Company or any of its Subsidiaries is or may be entitled to claim indemnification from the Company or any of its Subsidiaries. Since January 1, 2021, the Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to employment, employment practices, wages, hours, mandatory insurance, benefits, leaves of absence, employee classification, exemptions from overtime and minimum wage requirements, immigration control, employee safety, employee privacy, bonuses and terms and conditions of employment, including laws relating to termination of employment and relating to job applicants and employee background checks.
(c)   As of the date of this Agreement, no director or executive officer of the Company or its Subsidiaries has expressed to the Company or its Subsidiaries in writing any present intention to terminate his or her employment with the Company or any of its Subsidiaries. No key employee of the Company or its Subsidiaries has notified the Company or its Subsidiaries, in writing, of any confidentiality, customer non-solicitation or non-competition obligations of such employee to any other person(s) that conflict with such employee’s work for, or obligations to, Parent, the Company, the Surviving Corporation, or any of their Subsidiaries.
(d)   Except as set forth in Part 3.11(d) of the Disclosure Letter, no notice to any employees of the Company or its Subsidiaries or any of such employees’ respective Representatives and /or bargaining or consulting obligations are required with respect to the Merger and the other transactions contemplated by this Agreement under applicable Law or any Collective Bargaining Agreement or other similar agreement. Any such obligations set forth in Part 3.11(d) of the Disclosure Letter have been, or prior to the Closing Date will be, timely satisfied, in each case.
(e)   Except as would not reasonably be expected to result in, individually or in the aggregate, a material liability to the Company or any of its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries are, and since January 1, 2021 (i) have been in compliance with the WARN Act and any similar applicable Law, (ii) have not effected a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of its business, (iii) have not implemented a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Company, and (iv) have not affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of the WARN Act or any similar applicable Law.
(f)   Since January 1, 2021, no investigation, review, complaint, grievance, controversy or proceeding by any Governmental Authority or current or former employee with respect to any of the Company or any of its Subsidiaries in relation to any actual or alleged violation of any Law involving any current or former employee or other service provider of the Company or any of its Subsidiaries is or has been pending or, to the Knowledge of the Company, threatened in writing.
Section 3.12   Employee Benefit Matters.
(a)   Part 3.12(a)(i) of the Disclosure Letter contains a true and complete list, as of the date of this Agreement, of all U.S. employees of the Company and its Subsidiaries, including their position, duration of service and salary, and Part 3.12(a)(ii) of the Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, all material equity or equity-based (including the Company Stock Plans), change in control, bonus or other incentive compensation, disability, salary continuation, employment, consulting, indemnification, severance, retention, retirement, pension, profit sharing, savings or thrift, deferred compensation, health or life insurance, employee discount or free product, vacation, sick pay or paid time off plans, programs, policies, contracts, agreements, or arrangements (other than any immaterial fringe benefits), and each other material benefit or compensation plan, program, policy, contract, agreement or arrangement (or, in the case of employee offer letters or employment agreements, the Company’s and any Subsidiary’s forms of offer letter or employment agreement and any individual letter or agreement that materially deviates from the form for the applicable jurisdiction), in each case, established, maintained, sponsored or contributed to (or with respect to which any obligation to contribute has been undertaken) by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries has, or reasonably would be expected to have, any liability or obligation that is subject to the Laws of the United States or primarily for the benefit of individuals regularly employed in the United States (collectively, the “Company Benefit Plans”). Other than the Company’s Subsidiaries, there are no ERISA Affiliates of the Company. Neither the Company nor any of its Subsidiaries nor any of their current or former ERISA Affiliates has ever maintained, contributed to, or sponsored (or had any obligation of any sort, contingent or otherwise, with respect to) (1) a Multiemployer Plan or the local equivalent thereof under applicable Laws, (2) a plan described in Section 413 of the Code, (3) a plan subject to Title IV of ERISA, (4) a plan subject to the minimum funding standards of Section 412 of the Code or Section 302 of ERISA, or (5) a plan maintained in connection with any trust described in Section 501(c)(9) of the Code. No Company Benefit Plan provides any post-retirement health or welfare benefits for any current or former employee of the Company or its Subsidiaries (or their dependents), other than as required under the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA”) or similar state law or for a limited period of time following a termination of employment pursuant to the terms of an existing employment, severance or similar agreement in effect as of the date hereof that has been made available to Parent and is set forth on Part 3.12(a)(ii) of the Disclosure Letter. Neither the Company nor any of its Subsidiaries has made any promises or commitments to create any additional Company Benefit Plan or to modify or change in any material way any existing Company Benefit Plan other than those amendments or modifications required by applicable Law.
(b)   The Company has made available to Parent current, complete and accurate copies of: (i) all documents setting forth the terms of each material Company Benefit Plan (or with respect to any unwritten Company Benefit Plan, a written description of each material term thereof) and all material documents relating to each such Company Benefit Plan, including the plan document, all amendments thereto and all related trust documents and funding instruments; (ii) for the most recent year (A) reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) or any other Governmental Authority with respect to each Company Benefit Plan (if any such report was required) and all schedules and attachments thereto, including audited financial statements (if any such statements were required) and Tax Return (Form 990), if any, and (B) actuarial valuation reports (if any such reports exist); (iii) the most recent summary plan description for each Company Benefit Plan and all summaries of material modification (if such exist) and, within the past three (3) years, all material written employee communications related to each Company Benefit Plan; (iv) each trust Contract and insurance or group annuity Contract, services Contract, or other material Contract relating to any Company Benefit Plan including all amendments thereto; (v) the most recent favorable IRS determination letter or opinion letter, to the extent applicable; (vi) all material, non-routine correspondence to or from any Governmental Authority within the past three (3) years with respect to any Company Benefit Plan; and (vii) all nondiscrimination and coverage tests for the three (3) most recent full plan years (if any).
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Benefit Plan has been administered in compliance with its terms and the Company, its Subsidiaries and all the Company Benefit Plans are in compliance with the applicable provisions of, and have made or accrued, as applicable, all payments (including, without limitation, all contributions and insurance premiums) with respect to all prior periods required under, ERISA, the Code and all other applicable Laws, including Laws of foreign jurisdictions as applicable, and the terms of all Collective Bargaining Agreements. Except as would not be material, none of the Company, any of its Subsidiaries, and, to the Knowledge of the Company, its third party fiduciaries have engaged in a non-exempt “prohibited transaction,” within the meaning of Section 4975 of the Code and Section 406 of ERISA with respect to the Company Benefit Plans. No Company Benefit Plan has failed to comply with Section 409A of the Code in a manner that would result in any material tax, interest or penalty thereunder.
(d)   All Company Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code have received favorable determination or approval letters from the IRS, to the effect that such Company Benefit Plans are so qualified or may rely on an opinion letter issued by the IRS with respect to a prototype plan adopted in accordance with the requirements for such reliance and exempt from federal income Taxes under Section 401(a) of the Code and their related trusts are so exempt under Section 501(a) of the Code, no such determination, approval or opinion letter has been revoked (nor, to the Knowledge of the Company, has revocation been threatened) and, to the Knowledge of the Company no event has occurred since the date of the most recent determination letter relating to any such Company Benefit Plan that would reasonably be expected to materially adversely affect the qualification of such Company Benefit Plan or related trust.

(e)   There are no Proceedings by any Governmental Authority with respect to or other claims, suits or Proceedings against or involving any Company Benefit Plan or Foreign Benefit Plan or, with respect to either, any of their fiduciaries or administrators, or asserting any rights or claims to benefits or assets under any Company Benefit Plan or Foreign Benefit Plan that could result in a material liability to the Company, in each case, that are pending or, to the Knowledge of the Company, threatened (excluding claims for benefits incurred in the ordinary course). To the Knowledge of the Company, there are no facts that could give rise to any material liability in the event of any such Proceeding and no written or oral communication has been received from the Pension Benefit Guaranty Corporation in respect of any Company Benefit Plan subject to Title IV of ERISA in connection with the transactions contemplated herein.
(f)   Except as set forth in Part 3.12(f) of the Disclosure Letter, none of the execution and delivery of this Agreement, the obtaining of the Company Stockholder Approval or the consummation of the transactions contemplated by this Agreement (either alone or in conjunction with any other event, including as a result of any termination of employment before, on or following the Effective Time) will: (i) entitle any employee, officer, non-employee director, independent contractor, consultant, or other service provider of the Company or any of its Subsidiaries (whether current, former or retired), or their beneficiaries, to severance or termination or other pay; (ii) accelerate the time of payment or vesting, or trigger any payment or funding (through a grantor trust or otherwise) of, compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Company Benefit Plan or Foreign Benefit Plan; (iii) result in any breach or violation of, or a default under, any Company Benefit Plan or Foreign Benefit Plan; or (iv) result in any amounts payable to any “disqualified individual” failing to be deductible for federal income tax purposes by virtue of Section 280G of the Code or subject to an excise tax under Section 4999 of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any employee, officer, non-employee director, independent contractor, consultant, or other service provider of the Company or any of its Subsidiaries (whether current, former or retired) for any Tax incurred by such individual under Section 409A or 4999 of the Code or otherwise.
(g)   Part 3.12(g) of the Disclosure Letter contains a list of all material Foreign Benefit Plans. Current, complete and accurate copies of each material Foreign Benefit Plan and all related material Contracts have been made available to Parent. All Foreign Benefit Plans have been established, maintained and administered in material compliance with their terms and all applicable Laws and Orders of any controlling Governmental Authority, and all applicable Collective Bargaining Agreements, and all Foreign Benefit Plans that are required to be funded are fully funded in accordance with applicable Law, applicable plan documents and Collective Bargaining Agreements, past practice, and generally accepted accounting principles in the local jurisdiction and, with respect to all other Foreign Benefit Plans, adequate reserves therefor have been established on the accounting statements of the Company or the applicable Subsidiary to the extent so required.
Section 3.13   Taxes.
(a)   (i) All income and other material Tax Returns required to be filed by or on behalf of the Company and its Subsidiaries with any Governmental Authority on or before the Closing Date, (A) have been or will be filed on or before the applicable due date (taking into account any extensions of such due date), and (B) have been, or will be when filed, true, correct and complete in all material respects; and (ii) all income and other material Taxes required to be paid by the Company and its Subsidiaries on or before the Closing Date have been or will be timely paid on or before the Closing Date.
(b)   The Company has made adequate provision for income and other material Taxes not yet due and payable on the Company Balance Sheet as of the date of the Company Balance Sheet. Since the date of the Company Balance Sheet, any income and other material Taxes of the Company and its Subsidiaries have been accrued on the books and records of the Company in accordance with GAAP.
(c)   The Company has delivered or otherwise made available to the Parent (i) complete and correct copies of all income and other material Tax Returns of the Company and its Subsidiaries relating to Taxes for the preceding five (5) taxable periods, and (ii) complete and correct copies of all private letter rulings, notices of proposed deficiencies, closing agreements, settlement agreements and pending ruling requests relating to Taxes submitted by, received by, or agreed to by or on behalf of the Company and its Subsidiaries for all taxable periods for which the statute of limitations has not yet expired.
(d)   No extension or waiver of the limitation period applicable to any Taxes or Tax Returns of the Company or its Subsidiaries has been granted (by the Company or any other person), which currently remains in effect.
(e)   The Company and its Subsidiaries have withheld all material Taxes required to be withheld from amounts payable to their employees, agents, contractors, creditors, stockholders and third parties, and remitted such amounts to the proper taxing authorities.
(f)   The Company and its Subsidiaries have collected all material sales, value-added and use Taxes required to be collected, and have remitted, or will remit on a timely basis, such amounts to the appropriate Governmental Authority (or have been furnished properly completed exemption certificates with respect to any such material Taxes and have complied in all material respects with applicable sales and use Tax statutes and regulations requiring the maintenance of records and supporting documents).
(g)   (i) No audit, examination, claim or Proceeding in respect of any Tax has been conducted within the past three (3) years or is being conducted, pending or, to the Knowledge of the Company, contemplated with respect to the Company or any of its Subsidiaries; and (ii) there are no Liens for Taxes upon any of the assets of the Company or its Subsidiaries, except Liens for current Taxes not yet due and payable or for Taxes being contested in good faith by appropriate proceedings by the Company or one of its Subsidiaries and with respect to which adequate reserves for payment have been established on the Company Balance Sheet.
(h)   Neither the Company nor its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period or portion thereof ending after the Closing Date as a result of any: (i) change in a method of accounting under Section 481 of the Code (or any comparable provision of state, local or foreign tax Laws) for a taxable period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (iii) installment sale or open transaction occurring prior to the Closing; (iv) intercompany transaction or excess loss account described in Treasury Regulation Section 1502 (or any corresponding or similar provision of state, local or foreign income tax Law); (v) closing agreement under Section 7121 of the Code, or similar provision of state, local or foreign tax Law; or (vi) deferred revenue, unearned revenue or prepaid amount received on or before the Closing Date.
(i)   No written claim has been made within the past five (5) years by any Governmental Authority in a jurisdiction where the Company, or any of its Subsidiaries, does not file a Tax Return that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.
(j)   Neither the Company nor any of its Subsidiaries is a party to or bound by any Company Contract relating to allocation, sharing or indemnification of Taxes with any person other than the Company or any of its Subsidiaries, except for commercial Contracts not primarily related to Taxes entered into in the Ordinary Course of Business.
(k)   Neither the Company nor any of its Subsidiaries (i) has ever been a member of an affiliated group filing a consolidated federal income Tax Return or any similar group for federal, state, local or foreign Tax purposes (other than a group the common parent of which was the Company); or (ii) has, or will have, any liability for Taxes (A) of any other person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor (other than for Taxes for any member of any group the common parent of which was the Company) or (B) by written contract (except commercial agreements not primarily relating to Taxes entered into in the Ordinary Course of Business).
(l)   The Company has not participated in, nor is it currently participating in, a “Listed Transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2).

(m)   The Company has not constituted either a “distributing corporation” or a “controlled corporation” within the meaning of Section 355(a)(1)(A) of the Code in a distribution occurring during the past two (2) years ending on the date of this Agreement in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.
(n)   The Company is not, nor has it been, a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code during the past five (5) years ending on the date of this Agreement.
(o)   None of the Company or any of its Subsidiaries has had a permanent establishment (within the meaning of an applicable Tax treaty), or has otherwise become subject to net income Tax in a country other than such entity’s jurisdiction of incorporation, organization or formation.
(p)   None of the Company or any of its Subsidiaries has (i) deferred any Taxes (including payroll Taxes those imposed by Sections 3101(a) and 3201 of the Code) pursuant to Section 2302 of the CARES Act or any other corresponding or similar provision of applicable Tax Law enacted in connection with COVID-19 that have not been paid in full or (ii) claimed any tax credit under Section 2301 of the CARES Act (including employee retention credits under the CARES Act) or otherwise taken any action to elect or avail itself to any provision of the CARES Act related to Taxes.
(q)   The representations and warranties of the Company made in this Section 3.13 and in Section 3.12 are the only representations and warranties made by the Company with respect to matters relating to Taxes.
Section 3.14   Real Property; Personal Property.
(a)   The Company and its Subsidiaries do not own any real property.
(b)   Part 3.14(b) of the Disclosure Letter contains a complete and accurate list of all of the leases, lease guaranties, licenses (other than Intellectual Property licenses), subleases, agreements, including all amendments, terminations and modifications thereof (collectively, the “Company Leases”) for the leasing, use or occupancy of, or otherwise granting a right in or relating to, any real property currently leased, subleased or licensed by or from the Company or any of its Subsidiaries or otherwise used or occupied by the Company or any of its Subsidiaries as of the date of this Agreement (such property, the “Leased Real Property”). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (i) all Company Leases are in full force and effect and are valid, binding and enforceable in accordance with their respective terms; and (ii) there is not, under any Company Leases, any existing default or event of default (or event that, with or without notice or lapse of time, or both, would constitute a default) of the Company or any of its Subsidiaries, or to the Knowledge of the Company, any other party thereto.
(c)   Except as set forth in Part 3.14(c) or Part 6.03(f) of the Disclosure Letter, the execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not: (i) (A) result in any breach of or constitute a default (or event that, with or without notice or lapse of time, or both, would become a default), (B) materially impair the rights of the Company or any of its Subsidiaries (whether as a result of any Order or otherwise), (C) alter the rights or obligations of the lessor or licensor, or (D) to the Knowledge of the Company, give any person any rights of termination, amendment, acceleration or cancellation, in each case, under any Company Leases; or (ii) otherwise adversely affect the continued use and possession of the Leased Real Property, which is the subject of any Company Leases for the conduct of business as presently conducted.
(d)   Except where it would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, each Leased Real Property and all of its operating systems are (i) in good operating condition and repair and (ii) are suitable for the conduct of the business of the Company and its Subsidiaries as presently conducted.
(e)   The Company has not received any written notice from any insurance company of any defects or inadequacies in any Leased Real Property or any part thereof which would reasonably be expected to adversely affect the insurability of such Leased Real Property or the premiums for the insurance thereof. No written notice has been received from any insurance company which has issued a policy with respect to any portion of any Leased Real Property or by any board of fire underwriters (or other body exercising similar functions) requesting the performance of any repairs, alterations or other work with which compliance has not been made.
(f)   Except as set forth in Part 3.14(f) of the Disclosure Letter: (i) to the Knowledge of the Company there is no pending or threatened condemnation or similar proceeding affecting any Leased Real Property or any portion thereof, (ii) there are no Proceedings pending or, to the Knowledge of the Company, threatened against the Company, or, to the Knowledge of the Company, against third parties affecting any Leased Real Property, and the Company is not aware of any facts which might result in any such Proceeding.
Section 3.15   Intellectual Property; Data Security and Data Privacy.
(a)   Part 3.15(a)(1) of the Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of: (i) Patents, Marks, Copyrights, and Internet domain names that are registered with or issued by any Governmental Authority or authorized private registrar, or subject to a pending application for any of the foregoing that are Owned Intellectual Property (indicating for each, as applicable, the owner(s), jurisdiction, registration number, and relevant date(s)) (the “Company Registered IP”); and (ii) all Company Products currently made commercially available as “off-the-shelf” products or under development to be released as “off-the-shelf” products. Except as disclosed in Part 3.15(a)(2) of the Disclosure Letter, all necessary documents and certificates currently due for filing as of the date hereof in connection with all Company Registered IP have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Registered IP. Each item of Company Registered IP is subsisting, and to the Knowledge of the Company, valid and (other than applications) enforceable. The prosecution, recording, filing and maintenance of the Company Registered IP have at all times been conducted in compliance with applicable Law and the rules of the applicable registrar. Neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would adversely affect the enforceability of any Company Registered IP.
(b)   The Company and its Subsidiaries have not and, to the Company’s Knowledge, no other party to any Intellectual Property Contract has materially breached such Intellectual Property Contract. The Company has made available to Parent complete and accurate copies of all of the Intellectual Property Contracts, other than (i) such redactions as are apparent on the face of the Intellectual Property Contract, and (ii) purchase orders issued by customers of the Company providing only for the purchase by such customers of “off-the-shelf”, unmodified Company Products that are subject to customary, non-negotiated terms and conditions that would not be reasonably expected to have a material adverse effect upon the benefits of the Merger reasonably expected to be received by Parent. None of the Company nor any of its Subsidiaries has received notice, or has any Knowledge, that any party to any Intellectual Property Contract intends to cancel, terminate or refuse to renew (if renewable) any Intellectual Property Contract, or to exercise or decline to exercise any option or right thereunder.
(c)   Except as disclosed in Part 3.15(c)(1) of the Disclosure Letter, the Company or one of its Subsidiaries (i) is the sole and exclusive owner of all right, title and interest in and to all Owned Intellectual Property and Owned Technology, and (ii) to the Knowledge of the Company, has the valid and enforceable right to use all other Intellectual Property and Technology used in or necessary for or held for use for the conduct of the business of the Company or any of its Subsidiaries as currently conducted free and clear of any Liens, except Permitted Liens. Other than as disclosed in Part 3.15(c)(2) of the Disclosure Letter, the Company exclusively owns all Owned Intellectual Property free and clear of any joint ownership interests and free and clear of any Liens, other than Permitted Liens, and all Owned Intellectual Property is freely transferable, licensable and assignable with any requirement of consent from or notice to any third person, subject to any Permitted Liens. Except as set forth in Part 3.15(c)(3) of the Disclosure Letter, neither the Company nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license or rights in, or authorized the retention of any exclusive rights in or joint ownership of any Intellectual Property or Technology material to the business of the Company and its Subsidiaries, taken as a whole, or agreed to do any of the foregoing.

(d)   Except as set forth in Part 3.15(d) of the Disclosure Letter, neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby will, pursuant to a Contract to which the Company or any of its Subsidiaries is a party or otherwise bound: (i) result in the Company, any of its Subsidiaries or Parent granting, assigning or transferring to any other person any license or other right or interest under, to or in any Intellectual Property, Technology or Company Products that would not be granted, assigned or transferred in the absence of this Agreement and the transactions contemplated hereby; (ii) require the consent of any other person in respect of the Company’s and its Subsidiaries’ rights to continue to own or use any Company Intellectual Property or Company Technology that it would have had rights to own or use in the absence of this Agreement and the transactions contemplated hereby; (iii) impair the right of the Company or any of its Subsidiaries, or cause the Company or any of its Subsidiaries to lose any rights, to Exploit any Company Intellectual Property or Company Technology that it would have had rights to Exploit in the absence of this Agreement and the transactions contemplated hereby; (iv) result in the Company, any of its Subsidiaries or Parent being bound by, or subject to, any non-compete or other restriction on the operation or scope of its business that it would not be bound by or subject to in the absence of this Agreement and the transactions contemplated hereby; or (v) result in the Company or any of its Subsidiaries being obligated to pay (or increase the amount of) any royalties or other amounts to any person that it would not be obligated to pay in the absence of this Agreement and the transactions contemplated hereby.
(e)   Except as set forth in Part 3.15(e) of the Disclosure Letter, no Patent or other Intellectual Property that is Owned Intellectual Property: (i) has been, or is required to be, disclosed or contributed by the Company or any of its Subsidiaries to any industry standards bodies, patent pools, standard setting organization, organization managing a de facto industry standard, or similar organizations (“Standards Organizations”); (ii) is subject to any commitment by the Company or any of its Subsidiaries to a Standards Organization that would require the grant of any license or other right to any person or otherwise limit the Company’s or any of its Subsidiaries’ control of any Patents or other Owned Intellectual Property; or (iii) has been identified by the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other person as essential to any Standards Organization or any standard promulgated by any Standards Organization. Neither the Company nor any of its Subsidiaries is a founder, member or promoter of, or a contributor to, any Standards Organization.
(f)   No Proceedings are pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging that the Company or any of its Subsidiaries infringed, misappropriated, or violated any Intellectual Property of any other person or that challenge, question, or contest the validity, use, ownership or enforceability of any of the Owned Intellectual Property, including the Company’s and its Subsidiaries’ ownership, internal transfers or assignments of, or right to use, any Owned Intellectual Property or Owned Technology and neither the Company nor any of its Subsidiaries have, in the past six (6) years preceding the date of this Agreement, received any written request or demand for indemnification or defense of an infringement claim from any reseller, distributor, channel partner, end-customer or other third party, in each case, which remains unresolved as of the date of this Agreement, in each case except as specified in Part 3.15(f) of the Disclosure Letter.
(g)   (i) to the Knowledge of the Company, neither the Company’s nor any of its Subsidiaries’ use of any Company Intellectual Property or Company Technology, nor the operation of the Company’s or any of its Subsidiaries’ respective businesses as previously or currently conducted, has within the six (6) years preceding the date of this Agreement infringed, misappropriated, diluted or otherwise violated, or does infringe, misappropriate, dilute or otherwise violate, any Intellectual Property of any other person or has constituted or does constitute unfair competition or unfair trade practices, and neither the Company or any of its Subsidiaries received, within the six (6) years preceding the date of this Agreement, any notice alleging any of the foregoing (including any invitation to license Intellectual Property); (ii) to the Knowledge of the Company, no person (including any current or former employee or consultant of the Company or its Subsidiaries) has within the six (6) years preceding the date of this Agreement or is infringing, misappropriating or violating any Owned Intellectual Property or Owned Technology; (iii) the Owned Intellectual Property and Owned Technology are not subject to any outstanding consent, settlement, decree, Order, injunction, judgment or ruling restricting the use thereof; and (iv) none of the Company or its Subsidiaries has within the six (6) years preceding the date of this

Agreement brought, or threatened to bring, any claim before any Governmental Authority or arbitral tribunal against any person with respect to any of the Owned Intellectual Property or Owned Technology.
(h)   (i) Each employee of the Company and its Subsidiaries that has created or developed any Intellectual Property or Technology for Company or its Subsidiaries has and (ii) each contractor, subcontractor, and consultant of the Company and its Subsidiaries that has created or developed any Intellectual Property or Technology for Company or its Subsidiaries in the research or development of Company Products has, in each case, executed and delivered a written agreement that is, to the Knowledge of the Company, valid, binding and enforceable: (A) assigning to the Company or the applicable Subsidiary of the Company all of such employee’s, contractor’s, subcontractor’s, or consultant’s right, title and interest in any Intellectual Property or Technology created by such employee, contractor, subcontractor, or consultant within the scope of his or her employment or engagement (or ownership of all right, title and interest in such Intellectual Property or Technology vests in the Company or the applicable Subsidiary by operation of law); and (B) requiring such employee, contractor, subcontractor or consultant to maintain as confidential, and not use other than on behalf of the Company and its Subsidiaries, all confidential information and Trade Secrets disclosed or accessible to such employee, contractor, subcontractor or consultant in connection with her or employment or engagement (including confidential information or Trade Secrets disclosed to the Company or any of its Subsidiary by a third person). To the Knowledge of the Company, no employee, contractor, subcontractor or consultant of the Company or its Subsidiaries is in breach of any duty or obligation owed to any prior employer or other third party relating to Intellectual Property or confidentiality in connection with his or her employment or engagement with the Company or any of its Subsidiaries.
(i)   Neither the Company nor any of its Subsidiaries has embedded or otherwise incorporated in any manner any Open Source Software in any Company Product, or technology used within a Company Product, that is currently made commercially available or is under development.
(j)   To the Knowledge of the Company, the Company Products as sold by the Company do not contain any disabling codes or instructions, spyware, Trojan horses, worms, viruses or other harmful, malicious, or destructive code or any software routines that are designed to permit or cause unauthorized access to, or material disruption, impairment, disablement, or destruction of, software, data, systems or other materials. The Company has taken reasonable precautions designed to prevent the incorporation of any such code into the Company Products.
(k)   Other than as set forth in Part 3.15(k) of the Disclosure Letter, no Governmental Authority, research center or educational institution has provided any funding, facilities or other resources in connection with the development of any Owned Intellectual Property or Owned Technology. The Company has not developed any Owned Intellectual Property under (x) Other Transaction Agreement W52P1J-20-9-3020 dated June 8, 2020 between the Company and the U.S. Army Contracting Command, (y) Other Transaction Agreement CS-20-1101 dated March 14, 2023 between the Company and the U.S. Army, and (z) Technology Investment Agreement FA8650-20-2-5533 dated March 10, 2021 between the Company and the U.S. Air Force Research Laboratory.
(l)   (i) No source code for any software within the Owned Technology (“Company Software”) has been delivered, licensed or made available to any escrow agent or other person who was not or is not, as of the date of this Agreement, an employee, contractor, subcontractor, or consultant of the Company or one of its Subsidiaries, (ii) neither the Company nor any of its Subsidiaries has any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Company Software to any escrow agent or other person who is not, as of the date of this Agreement, an employee contractor, subcontractor, and consultant of the Company or a Subsidiary of the Company, and (iii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Company Software to any person.
(m)   The IT Systems are adequate and sufficient (including with respect to working condition and capacity) for the operations of the Company and its Subsidiaries. Each of the Company and its Subsidiaries has taken reasonable measures designed to preserve and maintain the performance, security and integrity of the IT Systems (and all software, information and data stored on any IT Systems). To the Company’s Knowledge, there have been (i) no Security Incidents, or other adverse incidents related to data in the custody and control of the Company, its Subsidiaries or, any third party acting on behalf of the Company or any of its Subsidiaries; (ii) no material breach or violation of the IT Systems or threat of such breach or violation in writing; or (iii) no events that would require the Company or any of its Subsidiaries to notify customers, consumers, employees, Governmental Authorities, or any other persons of any Security Incident or other breach or violation of the IT Systems under any Privacy Commitment.
(n)   Except as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, the data, privacy and security practices and Processing of Personal Information of the Company and its Subsidiaries conform in all material respects to all Privacy Laws. Except as would not reasonably be expected to result in, individually or in the aggregate, a Company Material Adverse Effect, to the Company’s Knowledge, each of the Company and its Subsidiaries as of the date of this Agreement: (A) provides notice and obtains any necessary consents from data subjects required for the processing of Personal Information as conducted by or for the Company and its Subsidiaries; and (B) abides by any privacy choices (including opt-out preferences) of data subjects relating to Personal Information and any obligations contained in the Company’s Contracts, data privacy and security policies, or published on the Company’s websites or otherwise made available by the Company to any person (“Privacy Commitments”).
(o)   Except as set forth in Part 3.15(o)(i) of the Disclosure Letter, there are no Contracts to which the Company or any of its Subsidiaries is a party or is otherwise bound that purport to expressly grant to any person, or require the grant to any person of, a license, covenant not to sue, or other immunity or right of any kind, in each case, with respect to any Intellectual Property owned by Parent or its Affiliates (other than the Company (including the Surviving Corporation) or any of its Subsidiaries following the Effective Time as a result of the Merger). Except as set forth in Part 3.15(o)(ii) of the Disclosure Letter, the Company has made available to Parent complete and accurate copies of (x) all of the Outbound Intellectual Property Contracts entered into since January 1, 2013, and (y) to the Knowledge of the Company, all of the Outbound Intellectual Property Contracts entered between January 1, 2008 and December 31, 2012, other than, in each case, (i) such redactions as are apparent on the face of the Outbound Intellectual Property Contract, (ii) any purchase orders, including terms or conditions governing such purchase orders, except for (1) purchase orders governed by terms or conditions expressly negotiated by the Company with respect to the assignment of, or granting of any licenses, covenants not to sue or other rights or immunities of any kind under, any Intellectual Property owned, created or developed by the Company or (2) purchase orders pursuant to which the Company created or developed, or was obligated to create or develop, any Technology or Intellectual Property, and (iii) those Outbound Intellectual Property Contracts that would not be material to Parent, the Company or the benefits of the Merger reasonably expected to be received by Parent.
Section 3.16   Customers, Suppliers, Distributors, Recalls
(a)   Part 3.16(a) of the Disclosure Letter lists the ten (10) largest customers (each, a “Major Customer”) of the Company and its Subsidiaries, taken as a whole, determined on the basis of the aggregate revenues received by the Company and/or its Subsidiaries, taken as a whole, for the twelve (12) month period ending on December 31, 2022.
(b)   Part 3.16(b) of the Disclosure Letter lists the ten (10) largest suppliers (each, a “Major Supplier”) of the Company and its Subsidiaries, taken as a whole, including original design manufacturers that manufacture Company Products for or on behalf of the Company and its Subsidiaries, determined on the basis of cost of goods or services purchased for the twelve (12) month period ending on December 31, 2022.
(c)   No Major Customer or Major Supplier has other than in the Ordinary Course of Business (i) ceased or materially reduced its payments or sales or provision of services to the Company or its Subsidiaries since the beginning of the twelve (12) month period ending on December 31, 2022; or (ii) threatened in writing to cease or materially reduce such payments or sales or provision of services.

(d)   Each Company Product sold or delivered by the Company or any Subsidiary of the Company has been in conformity with all applicable contractual commitments, customers’ specifications and all express and implied warranties, except as has not had, and would not reasonably be expected to have a Company Material Adverse Effect.
Section 3.17   Environmental Matters.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except as disclosed in Part 3.17(a) of the Disclosure Letter: (i) each of the Company and its Subsidiaries is, and has for the past five (5) years been, in compliance with all applicable Environmental Laws, and neither the Company nor any of its Subsidiaries has received any written communication alleging that the Company or any of its Subsidiaries is in violation of, or has any liability under, any applicable Environmental Law; (ii) each of the Company and its Subsidiaries possesses and is in compliance with all Governmental Authorizations required under applicable Environmental Laws to conduct its business as presently conducted; and (iii) there are no Environmental Claims pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries and none of the Company or any of its Subsidiaries has Released or exposed any person to any Hazardous Materials and no Hazardous Materials have been Released at, on, under or from any of the Leased Real Property, which is the subject of any Company Leases, in any case, in a manner for which the Company or any of its Subsidiaries is required to undertake any remedial action or clean-up action pursuant to applicable Environmental Law.
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except as disclosed in Part 3.17(b) of the Disclosure Letter: (i) the Company possesses, and has at all times for the past five (5) years possessed, all permits required by any Governmental Authority pursuant to Environmental Law for the operation of the business of the Company and its Subsidiaries, including the ownership, use or occupation of their respective assets; and (ii) all such current permits are in full force and effect and to the Knowledge of the Company, there are no facts or circumstances that would reasonably be expected to result in the termination, revocation or withdrawal or any such permit.
Section 3.18   Insurance.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: to the Knowledge of the Company, (i) all material insurance policies of the Company and its Subsidiaries are in full force and effect and are valid and enforceable and provide insurance in such amounts and against such risks as is sufficient to comply with applicable Law and there is no existing default or event which, with or without the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder; and (ii) all premiums due with respect to such insurance policies have been paid.
Section 3.19   Trade Compliance.   The Company and its Subsidiaries are, and have been in the past five (5) years, in compliance in all material respects with all applicable trade compliance Laws, including but not limited to: (a) U.S. Laws governing the exportation of goods, technology, software, and services, including the Export Administration Regulations (“EAR”) (15 C.F.R. § 730 et seq.), and the ITAR; (b) U.S. Laws governing the importation of goods, including laws administered by U.S. Customs and Border Protection; (c) U.S. Laws governing economic sanctions, including those administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) codified at 31 C.F.R. Part 500 et. seq., and the U.S. Department of State; and (d) U.S. Laws governing international boycotts administered by the U.S. Department of Commerce and the Internal Revenue Service (collectively, “Trade Compliance Laws”). Part 3.19 of the Disclosure Letter sets forth a summary of the Company’s ITAR-controlled “technical data” for the production, development, design, manufacture, or use of the Company’s products. In the past five (5) years, none of the Company, its Subsidiaries, and their respective directors, officers, employees, and to the Knowledge of the Company, agents or other Third Parties acting on behalf of the Company and its Subsidiaries, has been the target of any economic sanctions administered or enforced by the United States Government, including, without limitation, OFAC and the U.S. Department of State (collectively, “Sanctions”). In the past five (5) years, none of the Company, its Subsidiaries, and their respective directors, officers, employees, and to the Knowledge of the Company, agents or other Third Parties acting on behalf of the Company and its Subsidiaries, has engaged in any unlawful dealings or transactions, directly or, to the Knowledge of the Company, indirectly: (a) with any person that at the time of the dealing or transaction was the subject of Sanctions; or (b) in any jurisdiction that is, or in the last five years was, the subject of comprehensive territorial Sanctions at the time of the dealing or transaction, including Cuba, Iran, North Korea, Syria, and the Russian-occupied areas of Crimea, Donetsk, or Luhansk regions of Ukraine. None of the Company or its Subsidiaries are subject, and in the past five years has not been subject, to any Proceedings, or made any voluntary disclosures to any Governmental Authority, involving the Company or its Subsidiaries relating to Trade Compliance Laws. The Company and its Subsidiaries have implemented and administer internal controls, policies, and procedures designed to promote compliance with Trade Compliance Laws.
Section 3.20   Affiliate Transactions.   Except as disclosed in Part 3.20 of the Disclosure Letter, since January 1, 2021 there have not been any transactions, Contracts, agreements, arrangements or understandings that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that have not been disclosed in the Company SEC Documents filed prior to the date of this Agreement.
Section 3.21   Anti-Corruption(a).   The Company, its Subsidiaries, and their respective directors, officers, employees, and to the Knowledge of the Company, agents and third parties acting on behalf of the Company or its Subsidiaries, are and have been for the past five (5) years, in compliance with the anti-corruption laws of each jurisdiction in which the Company and its Subsidiaries operate or have operated, including the U.S. Foreign Corrupt Practices Act (“Anti-Corruption Laws”). In the past five (5) years, the Company, its Subsidiaries, and their respective directors, officers, employees, and to the Knowledge of the Company, agents and third parties acting on behalf of the Company or its Subsidiaries, have not paid, offered or promised to pay, authorized or ratified the payment or transfer of, directly or indirectly, any monies or anything of value to any Public Official, or any other person, for the purpose of corruptly influencing any act or decision of such Public Official, of a Governmental Authority, or any other person, to obtain or retain business, to direct business to any person, or to secure any other improper benefit or advantage, in each case, in violation of Anti-Corruption Laws. Neither the Company nor its Subsidiaries are subject, or in the past five (5) years have been subject, to any Proceedings, made any voluntary disclosures to any Governmental Authority, or conducted or initiated any internal investigation relating to the Anti-Corruption Laws. The Company and its Subsidiaries have implemented and administer internal controls, policies, and procedures designed to promote compliance with Anti-Corruption Laws.
Section 3.22   Information Supplied.   None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by the Company with respect to statements made in or omitted from the Proxy Statement relating to Parent or any of its Affiliates based on information supplied by Parent or any of its Affiliates for inclusion or incorporation by reference in the Proxy Statement.
Section 3.23   Brokers and Other Advisors.   No broker, investment banker, financial advisor or other person, other than Nomura Securities International, Inc. (“Nomura”), is entitled to any broker’s, finder’s or financial advisor’s fee or commission in connection with the Merger and the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.
Section 3.24   Opinion of Financial Advisors.   The Company has, as of the date of the Agreement, received the opinion of Nomura (the “Fairness Opinion”), which, if delivered orally, shall be accompanied by a written opinion to be delivered promptly following the execution of this Agreement, to the effect that, as of the date of such opinion and based upon and subject to the qualifications, limitations and assumptions set forth therein, the Per Share Merger Price to be received pursuant to, and in accordance with, the terms of this Agreement by the holders of shares of Company Common Stock (other than Parent, the Company, or any Subsidiary of the Company (or held in the Company’s treasury) the Affiliates of Parent or Silk USA, the Stillwater Stockholders upon conversion of the Company Series B Convertible Preferred Stock prior to the Closing and holders of Dissenting Shares) is fair, from a financial point of view, to such holders of shares of Company Common Stock and, as of the date of this Agreement, such opinion has not been withdrawn, revoked or modified.

Section 3.25   Backlog.   The estimated backlog amount of awarded business of the Company and its Subsidiaries, as set forth in the Company’s annual report on Form 10-K filed with the SEC on March 10, 2023, was calculated in good faith consistent with past practices as set forth therein. Since the Company Balance Sheet Date through the date hereof, the Company has not received any written notice of any material change, cancellation or deviation from such awarded business.
Section 3.26   No Other Representations or Warranties.   Except for the representations and warranties expressly set forth in this Article III (as qualified by the Disclosure Letter and the Company SEC Documents), none of the Company, any of its Affiliates or any other person makes any express or implied representation or warranty (and there is and has been no reliance by Parent, Silk USA or Merger Sub or any of their respective Representatives or Affiliates on any such representation or warranty) with respect to the Company, any of its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to Parent, Silk USA or Merger Sub or their respective Representatives or Affiliates in connection with the transactions contemplated hereby, including the accuracy or completeness thereof. Without limiting the foregoing, neither the Company nor any other person will have or be subject to any liability or other obligation to Parent, Silk USA, Merger Sub or their respective Representatives or Affiliates or any other person resulting from Parent’s, Silk USA’s, Merger Sub’s or their respective Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Silk USA, Merger Sub or their respective Representatives or Affiliates, including any information made available in management or other presentations or in the electronic or other data rooms maintained by or on behalf of the Company or its Representatives in connection with the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article III (as qualified by the Disclosure Letter and the Company SEC Documents).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT, SILK USA AND MERGER SUB
Except as set forth in a corresponding numbered section of the Parent Disclosure Letter, it being agreed that disclosure of any item in any part of the Parent Disclosure Letter shall also be deemed disclosure with respect to any other section of this Agreement to which the relevance of such item is reasonably apparent, Parent, Silk USA and Merger Sub jointly and severally represent and warrant to the Company as follows:
Section 4.01   Organization, Standing and Corporate Power.
(a)   Parent is a corporation duly organized, validly existing and in good standing under the Laws of the Republic of Korea and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Silk USA is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.
(b)   Each of Parent, Silk USA and Merger Sub is duly qualified to do business and is in good standing in each jurisdiction where the nature of its activities make such qualification necessary, except where the failure to be so qualified would reasonably be expected to have a Parent Material Adverse Effect. Neither Parent, Silk USA nor Merger Sub is in violation of its organizational documents to the extent such violation would reasonably be expected to have a Parent Material Adverse Effect.
Section 4.02   Authority; Binding Nature of Agreement.   Each of Parent, Silk USA and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder, including the Merger. The execution, delivery and performance by Parent, Silk USA and Merger Sub of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, have been duly authorized by any necessary action on the part of Parent, Silk USA and Merger Sub and their respective boards of directors, and Silk USA has approved and adopted this Agreement and the consummation of the transactions contemplated hereby, including the Merger, in its capacity as sole stockholder of Merger Sub, and no other corporate proceedings or vote or consent of the holders of any class or series of capital stock of Parent, Silk USA, Merger Sub or any of their Affiliates or similar action on the part of Parent, Silk USA or Merger Sub or any of their Affiliates are necessary to authorize this Agreement, to perform their respective obligations hereunder, or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent, Silk USA and Merger Sub and, assuming the due and valid authorization, execution and delivery of this Agreement by the Company, constitutes the valid and binding obligation of Parent, Silk USA and Merger Sub, enforceable against each of Parent, Silk USA and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
Section 4.03   Non-Contravention.
(a)   The execution and delivery of this Agreement by each of Parent, Silk USA and Merger Sub do not, and the consummation of the Merger and the other transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, in the case of each of the following clauses (i), (ii), and (iii), assuming compliance, approval, clearance, satisfaction, completion and acceptance (as applicable) with respect to all of the matters and requirements referred to in Section 4.03(b)(i): (i) violate or conflict with the organizational documents of Parent, Silk USA or Merger Sub; (ii) violate or conflict with any Law applicable to Parent, Silk USA, Merger Sub or any of their respective properties or assets; or (iii) violate, conflict with or result in a breach of, constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under or give rise to any obligation to obtain any third-party consent or provide any notice to any person under, any of the terms, conditions or provisions of any Governmental Authorization or Contract to which any of Parent, Silk USA or Merger Sub is a party except, with respect to clauses (ii) and (iii), such violations, conflicts, breaches, defaults, consents or notices that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   No declaration, filing or registration with, or notice to, or authorization, permit, consent or approval, of any Governmental Authority is required to be obtained or made by or with respect to Parent, Silk USA or Merger Sub in connection with the execution and delivery of this Agreement by Parent, Silk USA or Merger Sub or the consummation by Parent, Silk USA or Merger Sub of the Merger or the other transactions contemplated by this Agreement, except: (i) (A) for the filing of a premerger notification and report form by Parent, Silk USA and Merger Sub under the HSR Act and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods as may be required under any Foreign Merger Control Laws, including obtaining each of the clearances and approvals identified in Part 3.05(b)(i)(A) of the Disclosure Letter, (B) obtaining CFIUS Clearance, ITAR Clearance, NSIA Clearance and each of the clearances and approvals identified in Part 3.05(b)(i)(B) of the Disclosure Letter, (C) as may be required by the Securities Act, the Exchange Act and the rules and regulations thereunder and state securities, takeover and “blue sky” Laws, (D) for the filings required by the DGCL (including the filing of the Certificate of Merger), (E) for the overseas direct investment report filings to be filed with a designated Korean foreign exchange bank under the Foreign Exchange Transaction Act of Korea and the regulations thereunder; or (ii) where the failure to make such declaration, filing or registration or notifications to obtain such authorization, permits, consents or approvals, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
Section 4.04   Litigation.   There are no Proceedings pending or, to the Knowledge of Parent, threatened against Parent, Silk USA or Merger Sub that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. None of Parent, Silk USA or Merger Sub is subject to any Order, whether temporary, preliminary, or permanent, which would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. There are no Proceedings pending, or threatened, to which Parent, Parent’s Subsidiaries, Silk USA or Merger Sub is a party seeking to prohibit or delay the transaction contemplated by the Agreement.
Section 4.05   Information Supplied.   None of the information supplied or to be supplied by or on behalf of Parent, Silk USA or Merger Sub or any of their respective Subsidiaries for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company and at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Parent, Silk USA and Merger Sub will take all reasonable best efforts to supply any information necessary for the Proxy Statement as promptly as practicable.
Section 4.06   Activities and Ownership of Silk USA and Merger Sub.
(a)   Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and, prior to the Effective Time, will not have engaged in any business activities, other than activities pursuant to this Agreement. Silk USA has been formed solely for the purpose of engaging in the transactions contemplated hereby and, prior to the Effective Time, will not have engaged in any business activities, other than activities pursuant to this Agreement
(b)   As of the date of this Agreement, (i) the authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.001 per share, all of which are validly issued and outstanding, (ii) Silk USA owns beneficially all of the outstanding shares of capital stock of Merger Sub, and (iii) Parent owns beneficially all of the outstanding shares of capital stock of Silk USA free and clear of all Liens.
Section 4.07   Ownership of Company Capital Stock.   Neither Parent, Silk USA, Merger Sub nor any of their Affiliates owns (directly or indirectly, beneficially, constructively or of record) any shares of Company Capital Stock, or other securities of the Company or any options or warrants, and neither Parent, Silk USA, Merger Sub nor any of their Affiliates holds any rights to acquire or vote any shares of Company Capital Stock or other securities of the Company or any options or warrants except pursuant to the transactions contemplated by this Agreement.
Section 4.08   Interested Stockholder.   Prior to the date of this Agreement, none of Parent, Silk USA, Merger Sub, any of Parent’s other Subsidiaries or any of their respective “affiliates” or “associates” (as such terms are defined in Section 203 of the DGCL) is, or has been at any time during the period commencing three (3) years prior to the date that the Company Board approved this Agreement, an “interested stockholder” of the Company (as such term is defined in Section 203 of the DGCL).
Section 4.09   Sufficiency of Funds.   As of the date hereof, Parent has, and Parent will have at the Closing, cash resources in immediately available funds and in an amount sufficient to (i) consummate the Merger and the other transactions contemplated under this Agreement and (ii) pay all related fees, costs and expenses incurred in connection therewith.
Section 4.10   Sufficiency of Investigation; No Other Representations or Warranties.   Each of Parent, Silk USA and Merger Sub has conducted its own independent review and analysis of the business, operations, assets, Contracts, Intellectual Property, real estate, Technology, liabilities, results of operations, financial condition and prospects of the Company and its Subsidiaries, and each of them acknowledges that it and its Representatives have received access to such books and records, facilities, equipment, Contracts and other assets of the Company and its Subsidiaries that it and its Representatives have requested to review and that it and its Representatives have had the opportunity to meet with the management of the Company and to discuss the business and assets of the Company and its Subsidiaries. Each of Parent, Silk USA and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes, and none of Parent, Silk USA or Merger Sub has relied in any manner whatsoever upon, any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent, Silk USA, Merger Sub or any of their respective Representatives or Affiliates in connection with the transactions contemplated by this Agreement including the accuracy, completeness or currency thereof other than the representations and warranties contained in Article III (as qualified by the Disclosure Letter and the Company SEC Documents). Without limiting the foregoing, each of Parent, Silk USA and Merger Sub acknowledges and agrees that neither the Company nor any other person will have or be subject to any liability or other obligation to Parent, Silk USA, Merger Sub or any of their respective Representatives or Affiliates or any other Person resulting from Parent’s, Silk USA’s, Merger Sub’s or their respective Representatives’ or Affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Silk USA, Merger Sub or their respective

Representatives or Affiliates, including any information made available in management or other presentations or in the electronic or other data rooms maintained by or on behalf of the Company or its Representatives in connection with the transactions contemplated by this Agreement, unless and to the extent any such information is expressly included in a representation or warranty contained in Article III (as qualified by the Disclosure Letter and the Company SEC Documents).
ARTICLE V
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 5.01   Conduct of Business.   During the period from the date of this Agreement to the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VIII (the “Pre-Closing Period”), except (i) as otherwise set forth in Part 5.01 of the Disclosure Letter, (ii) as required to comply with COVID-19 Measures or for any actions otherwise taken (or not taken) reasonably and in good faith in response to or as a result of COVID-19, (iii) as required by applicable Law or Governmental Authorization or as may be required or requested by a Governmental Authority, (iv) as consented to in writing in advance by Parent (such consent not to be unreasonably withheld, conditioned or delayed) or (v) as otherwise required, contemplated or expressly permitted by this Agreement:
(a)   the Company shall, and shall cause each of its Subsidiaries to, use its commercially reasonable efforts (x) to carry on its business in the Ordinary Course of Business in all material respects, (y) preserve intact its current business organization, maintain its material assets and properties in good repair and condition, and (z) keep available the services of its current key officers and other key employees and maintain its existing material business relationships with customers, suppliers, distributors, licensors, licensees and others having material business dealings with the Company and its Subsidiaries, and Governmental Authorities having regulatory dealings with the Company and its Subsidiaries; provided, that any action taken or failed to be taken by the Company and its Subsidiaries that is specifically addressed in Section 5.01(b) shall not, in and of itself, constitute a breach under this Section 5.01(a); and
(b)   the Company shall not, and shall not permit any of its Subsidiaries to:
(i)   amend (A) any Company Charter Documents (except for the Series B Charter Amendment and immaterial or ministerial amendments) or (B) Subsidiary Charter Documents, except, in the case of this clause (B) for any changes that would not be materially adverse to Parent;
(ii)   (A) declare, accrue, set aside or pay any dividend or make any other actual, constructive or deemed distribution (whether in cash, stock or property) in respect of any shares of capital stock of the Company or any of its Subsidiaries other than any dividend or distribution by a Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company but only if such distribution or dividend does not give rise to any material Tax liability of any kind; (B) authorize any split, combination or reclassification of any capital stock of the Company or any of its Subsidiaries, or any issuance of any other securities in lieu of or in substitution for shares of capital stock of the Company or any of its Subsidiaries; or (C) repurchase, redeem or otherwise acquire any shares of its capital stock or any options, warrants or other rights to acquire any such shares, in the case of each of the foregoing clauses (A)  — (C) other than (1) the acquisition by the Company of shares of Company Common Stock in connection with the surrender of shares of Company Common Stock by holders of Company Stock Options in order to pay the exercise price of such Company Stock Options or Tax obligations in connection therewith, (2) the withholding of shares of Company Common Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plans, (3) the acquisition by the Company of shares of Company Common Stock underlying Company Stock Options, Company RSUs and any other awards issued under the Company Stock Plans in connection with the forfeiture of such awards, and (4) transactions between or among the Company and its Subsidiaries or between or among Subsidiaries of the Company;
(iii)   issue, sell, pledge, grant, transfer, encumber or otherwise dispose of any shares of capital stock or other equity interests of the Company or any of its Subsidiaries, or securities convertible into or exchangeable or exercisable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock or other equity interests of the Company or any of its Subsidiaries, in each of the foregoing cases other than (A) upon the exercise or settlement of awards under the Company Stock Plans outstanding on the date of this Agreement in accordance with the terms thereof, (B) as required to comply with any Company Benefit Plan as in effect on the date of this Agreement (or expressly permitted by this Agreement to be entered into after the date hereof), (C) transactions between or among the Company and a Subsidiary of the Company or between Subsidiaries of the Company, (D) the issuance of shares of Company Common Stock upon the conversion of shares of Company Series B Convertible Preferred Stock issued and outstanding on the date of this Agreement in accordance with the Company Charter Documents and (E) the issuance of shares of Company Common Stock upon the conversion of shares of Company Warrants issued and outstanding on the date of this Agreement in accordance with the terms thereof;
(iv)   except as required by any Company Benefit Plan set forth in Part 3.12(a)(ii) of the Disclosure Letter or any Collective Bargaining Agreement or in order to comply with Section 6.05(b) of this Agreement, (A) grant, pay, or promise to pay any severance or termination pay or any increase in severance, retention or termination pay or benefits to any employee, executive officer, non-employee director, independent contractor, consultant, or other service provider of the Company or any of its Subsidiaries (whether current, former or retired), including agreeing to any obligation to gross-up, indemnify or otherwise reimburse any such individual for any Tax incurred by any such individual, including under Section 409A or 4999 of the Code or making any such payment (other than, with respect to employees who are not directors or officers of the Company or any of its Subsidiaries, scheduled payments consistent with the Ordinary Course of Business before the date of this Agreement), (B) pay any bonus or make any profit-sharing or similar payment to, or increase the accrual rate or amount of the wages, salary, commissions, fringe benefits (including vacation and other forms of paid leave) or other compensation (including equity-based compensation, whether payable in stock, cash or other property), benefits, or remuneration payable to, any employee, officer, non-employee director, independent contractor or consultant of the Company or its Subsidiaries (whether current, former or retired), other than salary increases, commissions and bonuses to non-officer employees made in the Ordinary Course of Business, (C) adopt, enter into, grant, terminate or amend in a material respect any Company Benefit Plan or Foreign Benefit Plan or awards made thereunder (or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Company Benefit Plan if it were in existence as of the date of this Agreement), (D) other than in the Ordinary Course of Business, or as mandated by accounting or tax standards or rules, materially change any actuarial or other assumption used to calculate funding obligations with respect to any Company Benefit Plan or Foreign Benefit Plan or materially change the manner in which contributions to any Company Benefit Plan or Foreign Benefit Plan are made or the basis on which such contributions are determined, in any case which would result in a material increase in the amount of annual contributions to any trust maintained for any Company Benefit Plan or Foreign Benefit Plan, (E) loan or advance any money or other property to any employee, officer, non-employee director, independent contractor or consultant of the Company or its Subsidiaries (whether current, former or retired), other than consistent with a written or oral advancement or expenses policy of the Company that exists on the date hereof, (F) enter into any employment, consulting, severance or termination agreement with any director or executive officer of the Company or any Subsidiary of the Company, or (G) terminate the employment of any current employee of the Company or any of its Subsidiaries at a level of vice president or above or terminate the engagement of any consultant of the Company or any of its Subsidiaries, other than for cause or for performance-related reasons or a non-Merger related reason;
(v)   waive, release, limit or condition any restrictive covenant obligation of any employee of the Company or any of its Subsidiaries at a level of vice president or above (whether current, former or retired);
(vi)   (A) enter into any Contract with respect to any labor dispute, any activity or Proceeding by a labor union or Representative thereof, (B) recognize any new labor organization, union,

employee association, trade union, works council or other similar employee representative, or (C) negotiate, enter into, amend, modify or terminate any Collective Bargaining Agreement;
(vii)   effect or permit any “plant closing,” “mass layoff,” “termination” or “relocation” as those terms are defined in the WARN Act or other event that would require advance notice to employees of the Company or any of its Subsidiaries or pay in lieu thereof under the WARN Act;
(viii)   acquire by merger, consolidation, acquisition of stock or assets, or otherwise any equity ownership interest in, or a substantial portion of the assets of, any person or any division or business thereof, other than (A) any such action solely between or among the Company and its Subsidiaries or between or among Subsidiaries of the Company, (B) purchases of inventory or other assets in the Ordinary Course of Business or pursuant to existing Contracts, or (C) acquisitions or investments not in excess of $100,000 individually or $200,000 in the aggregate;
(ix)   sell, lease, license, abandon or otherwise dispose of, or subject to any Lien (other than Permitted Liens) any of its material properties, assets, product lines or businesses (including capital stock or other equity interests in any Subsidiary of the Company and any Owned Intellectual Property and Owned Technology that is material to the conduct of the business of the Company or any of its Subsidiaries as currently conducted), or terminate, fail to renew, allow to lapse or otherwise not maintain any Inbound Intellectual Property Contracts, other than (A) sales, leases or other dispositions of assets or Liens thereon in the Ordinary Course of Business, (B) the granting of nonexclusive licenses solely as part of the sale of products or services in the Ordinary Course of Business, or (C) pursuant to Contracts existing as of the date of this Agreement; provided that, notwithstanding anything to the contrary herein, neither the Company nor any of its Subsidiaries shall be permitted to sell, exclusively license, assign, transfer or otherwise dispose of any Owned Intellectual Property (other than pursuant to a present assignment of Intellectual Property created or developed under an Intellectual Property Contract listed in Part 5.01(b)(ix) of the Disclosure Letter); and, provided further, that (i) stand-alone licensing of any Patents, (ii) the stand-alone licensing of any Owned Technology or (iii) any other sale, assignment, grant or license of or under any Patents or of Owned Technology (with respect to (ii) and (iii) only, other than as provided in clause (B) above) shall not be deemed to be conduct in the Ordinary Course of Business solely for the purposes of this Section 5.01(b)(ix);
(x)   (A) enter into or amend any Inbound Intellectual Property Contracts or Outbound Intellectual Property Contracts, (B) fail to maintain, allow to lapse or abandon any Company Registered IP or allow any Owned Company IP to enter the public domain, (C) enter into any agreement or modify any existing agreement with respect to the development of any Intellectual Property or rights to Intellectual Property with a third party other than entry into agreements with new employees, contractors, subcontractors, or consultants entered into in the Ordinary Course of Business, (D) change pricing or royalties set or charged by the Company or any of its Subsidiaries to its customers or licensees, or the pricing or royalties set or charged by persons who have licensed Intellectual Property or rights to Intellectual Property to the Company or any of its Subsidiaries, (E) enter into or amend any agreement pursuant to which any other party is granted marketing, distribution, or similar rights of any type or scope with respect to any products or technology of the Company or any of its Subsidiaries, or (F) enter into or amend any agreement pursuant to which any other party is granted development, manufacturing or similar rights of any type or scope with respect to any products or technology of the Company or any of its Subsidiaries;
(xi)   adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than solely in respect of wholly owned Subsidiaries of the Company and the transactions contemplated hereby, including the Merger);
(xii)   (A) except for (1) borrowings under the Company’s Existing Revolver (which will not exceed $3,000,000 in the aggregate), and (2) transactions between or among the Company and its Subsidiaries or between or among Subsidiaries of the Company, and in each case guarantees thereof, incur any Indebtedness for borrowed money (including by way of issuing any debt securities) or assume or guarantee any Indebtedness for borrowed money or the obligations of any person (except with respect to obligations of direct or indirect wholly owned Subsidiaries of the Company) or (B) make any loans or advances or capital contributions to, or investments in, any other Person (other than in respect of acquiring any material equity interest in any other Person, which shall be governed by Section 5.01(b)(viii)) in excess of $100,000, except for (1) extensions of credit to customers in the Ordinary Course of Business substantially consistent with past practice and (2) loans, advances or capital contributions to, or investments in, direct or indirect wholly owned subsidiaries of the Company;
(xiii)   other than in the Ordinary Course of Business (A) enter into or assume any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement or (B) terminate, materially amend or waive any material rights under any Material Contract or any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement, excluding any termination upon expiration of a term in accordance with the terms of such Material Contract; provided, however, that, in no event shall the Company or any of its Subsidiaries enter into any Contract that would constitute a Material Contract (if entered into prior to the date hereof) under, or amend any Material Contract such that it would constitute a Material Contract (if entered into prior to the date hereof) under, any of Section. 3.09(b)(i), Section 3.09(b)(ii), Section 3.09(b)(iii), Section 3.09(b)(iv) (except as otherwise permitted under and in accordance with Section 5.01(b)(xii)), Section 3.09(b)(v), Section 3.09(b)(vii) or Section 3.09(b)(xv) (except as otherwise permitted under and in accordance with Section 5.01(b)(xiv)); provided, further, that in no event shall the Company or any of its Subsidiaries terminate any Contract with a customer of the Company or its Subsidiaries with a contract value in excess of $50,000 per calendar year, or any Intellectual Property Contract;
(xiv)   (A) institute any Proceeding other than (1) in respect of any such Proceeding that seeks less than $100,000, or (2) in such cases where the Company reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of its business (provided that the Company consults with Parent and considers the views and comments of Parent with respect to such Proceeding prior to commencement thereof) (3) in connection with a breach of this Agreement or any other agreements contemplated hereby, or (B) settle or compromise any Proceeding pending or threatened against the Company or any of its Subsidiaries, other than (1) with respect to Transaction Litigation, which shall be governed by Section 6.03 or any Proceeding or other claim relating to Taxes, which shall be governed by Section 5.01(b)(xvi), (2) the settlement or compromise of Proceedings in the Ordinary Course of Business or (3) such settlements or compromises that require payments by the Company or any of its Subsidiaries (net of insurance coverage and indemnification proceeds actually received or recoverable) in an amount not to exceed $100,000 individually or $200,000 in the aggregate;
(xv)   make any change in financial accounting methods, principles or practices of the Company or any of its Subsidiaries materially affecting the consolidated assets, liabilities or results of operations of the Company, except as may be appropriate to conform to changes in GAAP or regulatory requirements with respect thereto or as required by GAAP or applicable Law or statutory or regulatory accounting rules or interpretations with respect thereto or by any Governmental Authority;
(xvi)   make any material Tax election, file an amendment to any material Tax Return, consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment, settle or compromise any liability for a material amount of Taxes other than filing any Tax Return or paying any Tax due and payable in the Ordinary Course of Business, surrender any claim for refund for a material amount of Taxes, or change a material annual accounting method or period for Tax purposes;
(xvii)   enter into, or amend, any affiliate transaction of the nature described in Section 3.20;
(xviii)   make any capital expenditures in excess of $1,000,000 individually or $4,000,000 in the aggregate on an annual basis;
(xix)   adopt a stockholder rights plan or similar agreement;

(xx)   fail to use commercially reasonable efforts to (A) maintain the Company’s existing material insurance policies or (B) replace such insurance policies with reasonably comparable insurance policies in the event of their termination or cancellation;
(xxi)   except as required by applicable Laws and as expressly required by this Agreement, convene any regular or special meeting (or any adjournment or postponement thereof) of the stockholders of the Company, other than (A) the Company’s annual meeting to be held in the year of 2023 at which the stockholders of the Company will be asked to vote on the election of directors, the ratification of appointment of the Company’s independent auditors, and the approval of the compensation of the Company’s executive officers, and (B) any special meeting of the Company to be held in accordance with Section 6.01 of this Agreement;
(xxii)   hire any employee without requiring them to execute the Company’s standard form of confidentiality and inventions assignment agreement applicable to similarly situated employees of the Company, if any; or
(xxiii)   agree, authorize or commit to do any of the foregoing.
Section 5.02   Solicitation; Takeover Proposals; Change of Company Board Recommendation.
(a)   No Solicitation.   From the date of this Agreement until the Effective Time, or, if earlier, the valid termination of this Agreement in accordance with Section 8.01:
(i)   the Company shall, and shall cause its Subsidiaries, and shall direct its or their respective Representatives to:
(A)   immediately cease and promptly, but in any event on the date hereof, cause to be terminated any solicitation, discussion or negotiation with any person or group conducted on or prior to the date of this Agreement by the Company, its Subsidiaries or any of their respective Representatives with respect to any Acquisition Proposal,
(B)   promptly, but in any event within one (1) Business Day after the date hereof, request the prompt return or destruction of any confidential information previously furnished by the Company, any of its Subsidiaries or any of their respective Representatives to any person (other than Parent and its Representatives) which has executed a confidentiality agreement within the last twelve (12) months for the purposes of evaluating a possible Acquisition Proposal, and, if so requested by Parent, use its commercially reasonable efforts (which such commercially reasonable efforts shall be limited to sending follow-up letters) to confirm return or destruction (to the extent destruction of such information is permitted by such confidentiality agreement) of such information, and
(C)   promptly, but in any event on the date hereof, terminate access to all persons (other than Parent and its Representatives) to any physical or electronic data rooms relating to a possible Acquisition Proposal; and
(ii)   the Company shall not, and shall cause its Subsidiaries not to, and shall direct its or their respective Representatives not to, directly or indirectly:
(A)   solicit, initiate, or knowingly encourage or knowingly facilitate the making, submission or announcement by any person of any proposal, offer or inquiry that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal,
(B)   enter into, continue or participate in any discussions or negotiations with any person regarding any Acquisition Proposal,
(C)   furnish to any person (other than Parent, Silk USA, Merger Sub, or any designees of Parent, Silk USA or Merger Sub, including their respective Representatives) any information relating to the Company or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any person (other than Parent, Silk USA, Merger Sub, or any designees of Parent, Silk USA or Merger Sub), in each case, to knowingly facilitate or knowingly encourage the making of any proposal that constitutes or would be reasonably expected to lead to an Acquisition Proposal; provided, however, that press releases and filings with the SEC shall not be prohibited by this clause so long as such press releases are issued, and such filings are made, in the Ordinary Course of Business and are unrelated to any Acquisition Proposal or any inquiries that would reasonably be expected to result in an Acquisition Proposal,
(D)   approve, endorse or recommend any Acquisition Proposal or any Acquisition Agreement or other agreement requiring the Company to abandon or terminate its obligations under this Agreement,
(E)   other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 5.02, execute or enter into any letter of intent, memorandum of understanding or Contract contemplating or otherwise relating to an Acquisition Proposal, or
(F)   resolve, propose or agree to do any of the foregoing.
Without limiting the foregoing, the Company agrees that any violation of the restrictions on the Company set forth in this Section 5.02 by any director or officer of the Company or any of its Subsidiaries or by any other Representative of the Company acting on behalf of the Company shall be deemed a breach of this Section 5.02 by the Company.
(b)   Notwithstanding anything to the contrary contained in Section 5.02(a), if at any time following the date of this Agreement and prior to the receipt of Company Stockholder Approval, but not after: (i) the Company receives an unsolicited bona fide written Acquisition Proposal from any Third Party that has not resulted from a material breach of this Section 5.02; and (ii) the Company Board determines in good faith, after consultation with its outside legal advisor and financial advisor, that such Acquisition Proposal constitutes, or would reasonably be expected to lead to, result in or constitute a Superior Proposal, then the Company may, upon a good faith determination by the Company Board (after consultation with its outside legal advisor) that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, and subject to compliance with Section 5.02(c): (A) furnish any information, including non-public information, with respect to the Company and its Subsidiaries to the Third Party making such Acquisition Proposal pursuant to an Acceptable Confidentiality Agreement; provided, that the Company shall, substantially concurrently with providing any non-public information to any Third Party making such Acquisition Proposal, provide to Parent copies of all non-public information concerning the Company or its Subsidiaries that is provided to any such Third Party to the extent that such information was not previously provided to Parent or its Representatives (or if such information is provided orally, then the Company shall provide to Parent a reasonably detailed summary of the information so provided); and (B) subject to entering into an Acceptable Confidentiality Agreement, engage in discussions or negotiations with the person making such Acquisition Proposal or such Third Party’s Representatives.
(c)   In addition to the obligations set forth in Section 5.02(b), the Company shall, during the period commencing on the date hereof and continuing until the earlier of the Effective Time or, if earlier, the valid termination of this Agreement in accordance with Section 8.01, promptly (and in any event within one (1) Business Day) notify Parent in writing of the receipt of any Acquisition Proposal or the receipt of any inquiries that would reasonably be expected to lead to an Acquisition Proposal. Such notice to Parent shall indicate the identity of the Third Party making the Acquisition Proposal or inquiries and the material terms and conditions of such Acquisition Proposal, including unredacted copies of all written requests and proposed agreements (including copies of any material amendments to such agreements) with respect to any Acquisition Proposal (and if such Acquisition Proposal is in written form, the Company shall give Parent a copy thereof). The Company shall thereafter keep Parent reasonably informed as promptly as reasonably practicable of any developments affecting the financial and other material terms and conditions (including any copies of any proposed amendments to such financial or other material terms and conditions) of any such Acquisition Proposal or inquiry which would reasonably expected to lead to an Acquisition Proposal. Without limiting the foregoing, the Company shall promptly (and in any event within one (1) Business Day) advise Parent in writing if the Company provides any non-public information or engages in discussions or negotiations concerning an Acquisition Proposal pursuant to Section 5.02(b).
(d)   Except as set forth in Section 5.02(e), neither the Company Board nor any committee thereof shall: (i) fail to include the Company Board Recommendation in the Proxy Statement when disseminated to the Company’s stockholders; (ii) withhold, withdraw, amend, qualify or modify or publicly propose to withhold, withdraw, amend, qualify or modify in a manner adverse to Parent, Silk USA or Merger Sub the Company Board Recommendation; (iii) adopt, approve, recommend, endorse or otherwise declare advisable the adoption of, or enter into, any Acquisition Proposal or Acquisition Agreement (other than those relating to the Merger); (iv) following the date any Acquisition Proposal or any material modification thereto is first made public fail to publicly reaffirm the Company Board Recommendation within ten (10) Business Days after a written request by Parent to do so, which request may be made only once with respect to any such Acquisition Proposal and only once with respect to any such material modifications thereto (or, if earlier, by the second (2nd) Business Day prior to the then-scheduled Stockholders’ Meeting) (each such foregoing action or failure to act in clauses (i) through (iv) being referred to herein as a “Change in Company Board Recommendation”).
(e)   Notwithstanding any provision of Section 5.02(d), at any time prior to the receipt of the Company Stockholder Approval, but not after, the Company Board may, subject to compliance with the other provisions of this Section 5.02:
(i)   make a Change in Company Board Recommendation under clauses (i) or (ii) of the definition thereof in connection with an Intervening Event (but not in connection with a Superior Proposal), if the Company Board determines in good faith, after consultation with its outside legal advisor, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law (it being understood and agreed that such determination in and of itself shall not be deemed a Change in Company Board Recommendation); provided, however, that prior to making such Change in Company Board Recommendation:
(A)   the Company provides Parent with written notice of its intention to take such action at least four (4) Business Days in advance of taking such action, specifying in reasonable detail the reasons for taking such action and the facts relating thereto,
(B)   the Company shall, and shall direct its Representatives to, negotiate in good faith with Parent during such four (4) Business Day period, if requested by Parent, to enable Parent to propose revisions or modifications to the terms of this Agreement such that it would permit the Company Board not to make a Change in Company Board Recommendation pursuant to this Section 5.02(e)(i), and
(C)   at the end of such four (4) Business Day period, the Company Board shall consider in good faith any revisions or modifications to the terms of this Agreement proposed in writing by Parent, and determines in good faith, after consultation with its outside legal advisor and financial advisor, that the Company Board’s failure to make a Change in Company Board Recommendation under clauses (i) or (ii) of the definition thereof would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law, or
(ii)   if the Company receives an Acquisition Proposal that did not result from a material breach of Section 5.02(a) and that the Company Board determines in good faith (after consultation with its outside legal advisor and its financial advisor) constitutes a Superior Proposal, either:
(A)   terminate this Agreement pursuant to Section 8.01(f), provided that prior to or concurrently with any such termination, the Company shall pay or cause to be paid to Parent any Company Termination Fee required to be paid pursuant to Section 8.03(b) in connection with such termination, or
(B)   make a Change in Company Board Recommendation;
provided, however, that prior to making a Change in Company Board Recommendation or prior to terminating this Agreement in each case, pursuant to this clause (ii), (1) the Company provides Parent with written notice of its intention to take such action at least four (4) Business Days in advance of taking such action, and the reasons therefor, and provides to Parent a summary of the material terms and conditions of such Superior Proposal and an unredacted copy of any and all Acquisition Agreements related to such Superior Proposal, it being agreed that the provision of such notice shall not, in and of itself, constitute a Change in Company Board Recommendation, (2) the Company shall, and shall direct its Representatives to, negotiate in good faith with Parent during such four (4) Business Day period, if requested by Parent, to enable Parent to propose revisions or modifications to the terms of this Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal, (3) at the end of such four (4) Business Day period, the Company Board shall consider in good faith any revisions or modifications to the terms of this Agreement proposed in writing by Parent, and shall have determined in good faith, after consultation with its outside legal advisor and financial advisor, that the Superior Proposal would continue to constitute a Superior Proposal even if the revisions or modifications proposed in writing by Parent were to be given effect, and (4) in the event of any change in any of the financial terms (including the amount, form and timing of payment of any consideration) or any other material terms of such Superior Proposal, the Company shall, in each case, deliver to Parent an additional notice consistent with that described in clause (1) of this proviso and a new notice period under clause (1) of this proviso shall commence (except that the four (4) Business Day notice period referred to in clause (1) of this proviso shall instead be equal to the longer of (x) two (2) Business Days, and (y) the period remaining under the notice period under clause (1) of this proviso immediately prior to the delivery of such additional notice under this clause (4)) during which time the Company shall be required to comply with the requirements of this Section 5.02(e)(ii) anew with respect to such additional notice (including clauses (1) through (4) of this proviso). Notwithstanding anything herein to the contrary, neither the Company nor any Subsidiary of the Company shall enter into any Acquisition Agreement unless this Agreement has been or is concurrently terminated in accordance with its terms.
(f)   The Company shall not release any Third Party from, or waive any provisions of, any “standstill” or similar agreement in favor of the Company unless the Company Board determines in good faith, after consultation with its outside legal counsel, that taking or failing to take such action, as the case may be, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; provided, however, without limiting the foregoing, the Company shall promptly, and in any event within twenty-four (24) hours after, advise Parent in writing if the Company determines to release or waive any Third Party from any “standstill” or similar agreement. The Company shall enforce, and shall not release or permit the release of any person from, or amend, waive, terminate (other than any expiration based on the passage of time or termination by the counterparty thereto in accordance with its terms) or modify, and shall not permit the amendment, waiver, termination (other than any expiration based on the passage of time or otherwise in accordance with its terms) or modification of, any provision of, any confidentiality or similar agreement or provision to which the Company or any of its Subsidiaries is a party or under which the Company or any of its Subsidiaries has any rights unless the Company Board determines, only with respect to information regarding the negotiation, execution or consummation of an Acquisition Proposal, in good faith, after consultation with its outside legal counsel, that taking or failing to take such action, as the case may be, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law. The Company shall not, and shall not permit any of its Subsidiaries or any of its or their Representatives to, enter into any confidentiality agreement subsequent to the date of this Agreement that prohibits the Company or any of its Subsidiaries from providing to Parent the information specifically required to be provided to Parent pursuant to this Section 5.02.
(g)   Nothing contained in this Section 5.02 shall prohibit the Company or the Company Board or any committee thereof from: (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 promulgated under the Exchange Act (or any similar communication to stockholders in connection with the making or amendment of a tender offer or exchange offer); (ii) making any disclosure to the stockholders of the Company if the Company Board determines in good faith, after consultation with its outside legal advisor, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; or (iii) making any “stop-look-and-listen” communication to its stockholders pursuant to

Rule 14d‑9(f) promulgated under the Exchange Act (or any similar communications to its stockholders); provided, however, that any public disclosure (other than any “stop, look and listen” statement made under Rule 14d-9(f) under the Exchange Act) by the Company or the Company Board (or any committee thereof) relating to any determination, position or other action by the Company, the Company Board or any committee thereof with respect to any Intervening Event or Acquisition Proposal shall be deemed to be a Change in Company Board Recommendation unless the Company Board expressly and publicly reaffirms the Company Board Recommendation in such disclosure.
Section 5.03   No Control of Other Party’s Business.   Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
ARTICLE VI
ADDITIONAL AGREEMENTS
Section 6.01   Preparation of the Proxy Statement; Stockholders’ Meeting.
(a)   Preparation of Proxy Statement.   As soon as practicable after the date of this Agreement (and in any event, within fifteen (15) Business Days hereof, assuming the Company has received all information from Parent as the Company has reasonably requested), the Company shall prepare and shall cause to be filed with the SEC in preliminary form a proxy statement relating to the Stockholders’ Meeting (together with any amendments thereof or supplements thereto, the “Proxy Statement”). Except as expressly contemplated by Section 5.02(e), the Proxy Statement shall include the Company Board Recommendation. Each of Parent, Silk USA and Merger Sub will cooperate with the Company in connection with the preparation of the Proxy Statement, including by furnishing to the Company the information relating to it and/or its Affiliates or Representatives reasonably requested by the Company or otherwise required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Proxy Statement promptly following any request therefor from the Company. The Company shall use its reasonable best efforts, assuming Parent’s compliance with its obligations under Section 6.01(b), to cause the Proxy Statement, at the date of mailing to the Company’s stockholders, to comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Company shall not file the Proxy Statement, or any amendment or supplement thereto, without providing Parent, Silk USA, Merger Sub or their counsel a reasonable opportunity to review and comment thereon (and such comments shall be reasonably considered by the Company); provided, that, following a Change in Company Board Recommendation, the Company’s only obligation shall be to provide to Parent a copy of such filing, or amendment or supplement thereto, in advance of filing. The Company shall, promptly: (i) notify Parent of the receipt of any written or oral comments or substantive inquiries received by the Company from the SEC or the staff thereof related to the Proxy Statement or any request for additional information; and (ii) provide Parent with copies of all written correspondence between the Company and its Representatives, on the one hand, and the SEC or the staff thereof, on the other hand, with respect to the Proxy Statement. The Company shall provide Parent, Silk USA, Merger Sub and their counsel with copies of any written comments or responses to be submitted by the Company in response to any comments or substantive inquiries from the SEC or the staff thereof and shall provide Parent, Silk USA and Merger Sub and their counsel a reasonable opportunity to review and comment thereon (and such comments shall be reasonably considered by the Company); provided, that, following a Change in Company Board Recommendation, the Company’s only obligation shall be to provide to Parent a copy of such written response in advance of submission to the SEC or its staff. The Company shall use its reasonable best efforts to resolve, and each Party agrees to consult and cooperate with the other Parties and use reasonable best efforts in resolving, all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof and to cause the Proxy Statement in definitive form to be cleared by the SEC as promptly as reasonably practicable following the filing thereof.

(b)   Covenants of the Parties with Respect to the Proxy Statement.   Each Party will use its reasonable best efforts to ensure that the information relating to such Party supplied by it for inclusion in the Proxy Statement, at the time of the mailing of the Proxy Statement or any amendments thereof or supplements thereto, and at the time of the Stockholders’ Meeting, does not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that: (i) no representation or warranty is made by Parent, Silk USA or Merger Sub with respect to information supplied by or on behalf of the Company for inclusion or incorporation by reference in the Proxy Statement; and (ii) no representation or warranty is made by the Company with respect to information supplied by or on behalf of Parent, Silk USA or Merger Sub for inclusion or incorporation by reference in the Proxy Statement.
(c)   Mailing of Proxy Statement; Stockholders’ Meeting.   The Company shall, in accordance with applicable Law and the Company Charter Documents, (i) as promptly as reasonably practicable after the filing of the preliminary Proxy Statement, establish a single record date (subject to any changes pursuant to this Section 6.01) for a meeting of its stockholders, for the purpose of voting upon the approval and adoption of this Agreement and the Merger (the “Stockholders’ Meeting”), (ii) as promptly as reasonably practicable following the earlier to occur of (x) in the event the preliminary Proxy Statement is not reviewed by the SEC or the staff thereof, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act and (y) in the event the preliminary Proxy Statement is reviewed by the SEC or the staff thereof, the receipt of oral or written notification of the completion of the review by the SEC or the staff thereof, (A) cause the Proxy Statement to be filed in definitive form, (B) mail to the holders of Company Capital Stock as of the record date established for the Stockholders’ Meeting the Proxy Statement and (C) in accordance with applicable Law, the Company Charter Documents, and NYSE American rules, duly call, give notice of to its stockholders, convene and hold the Stockholders’ Meeting, subject to the Company’s ability as provided herein to postpone or adjourn the Stockholders’ Meeting; provided, however, that in no event shall such meeting be held later than forty (40) calendar days following the date the Proxy Statement is mailed to the Company’s stockholders. Notwithstanding the foregoing, once the Stockholders’ Meeting has been noticed and called, any postponement or adjournment of the Stockholders’ Meeting shall require the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed) other than in the event that (i) such postponement or adjournment is advisable to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company and its counsel reasonably determine is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Stockholders’ Meeting; (ii) such postponement or adjournment is required to obtain the Company Stockholder Approval (including to allow additional time to solicit additional proxies); or (iii) the Company Board concludes in good faith, after consultation with its outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; provided, that, if the Stockholders’ Meeting is postponed or adjourned pursuant to clause (i), (ii), or (iii) of this sentence to a date that is later than three (3) Business Days prior to the Outside Date, then the Outside Date shall be extended until the third (3rd) Business Day after the date to which the Stockholders’ Meeting has been postponed or adjourned. Once the Company has established a record date for the Stockholders’ Meeting, the Company shall not change such record date or establish a different record date for the Stockholders’ Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), unless required to do so by applicable Law or the Company Charter Documents. Notwithstanding the foregoing, Parent may require the Company to adjourn or postpone the Stockholders’ Meeting one time (for a reasonable time as determined by Parent, and not to exceed ten (10) Business Days in the aggregate but not past the date that is five (5) Business Days prior to the Outside Date) in the event that such postponement or adjournment is required to obtain the Company Stockholder Approval (including to allow additional time to solicit additional proxies), unless prior to such adjournment the Company shall have received an aggregate number of proxies voting for the adoption of this Agreement and the Merger, which have not been withdrawn, such that the condition in Section 7.01(a) will be satisfied at such meeting. Unless a Change in Company Board Recommendation has occurred pursuant to Section 5.02 or this Agreement has been terminated pursuant to Section 8.01, the Company shall use reasonable best efforts to solicit proxies in favor of the approval of this Agreement. Unless this Agreement is validly terminated in accordance with Section 8.01, the Company shall submit this Agreement to its stockholders at the Stockholders’ Meeting even if the Company Board shall have effected a Change in Company Board Recommendation or proposed or announced any intention to do so. The Company shall, upon the reasonable request of Parent, direct the proxy solicitor or other agent of the Company to advise Parent (or, in case the proxy solicitor or such other agent of the Company does not so advise Parent, shall advise Parent (to the extent the relevant information is in its possession)) at least on a daily basis on each of the last seven (7) Business Days prior to the date of the Stockholders’ Meeting as to the aggregate tally of proxies received by the Company with respect to the Company Stockholder Approval; provided that this sentence shall not apply in the event that there shall have been a Change in Company Board Recommendation that has not been publicly withdrawn. Without the prior written consent of Parent, the adoption of this Agreement and the transactions contemplated hereby (including the Merger) shall be the only matter which the Company shall propose to be acted on by the stockholders of the Company at the Stockholders’ Meeting.
(d)   Amendments to Proxy Statement.   If at any time prior to the Effective Time any event or circumstance relating to the Company or any of its Subsidiaries or its or their respective officers or directors or Parent or any of its Affiliates or its or their respective officers or directors, should be discovered by the Company or Parent which, pursuant to the Securities Act or the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, the Company or Parent, as applicable, shall promptly inform Parent or the Company, respectively. Each of Parent, Silk USA, Merger Sub and the Company agree to use reasonable efforts to correct any material information provided by it for use in the Proxy Statement which shall have become false or misleading.
Section 6.02   Access to Information; Confidentiality.   During the period from the date of this Agreement until the Effective Time or the earlier termination of this Agreement pursuant to Section 8.01, and subject to applicable Law and the Confidentiality Agreement (as defined below), the Company shall (and the Company shall cause its Subsidiaries to), solely in connection with the consummation of the Merger and the other transactions contemplated hereby, including any post-closing integration, subject to applicable Law, afford to Parent, and to Parent’s officers, employees, accountants, counsel, consultants, financial advisors and other Representatives, reasonable access as promptly as practicable (including for the purpose of coordinating transition planning related to the matters contemplated in this Agreement), during normal business hours and upon reasonable prior notice to the Company, to all of the Company’s and its Subsidiaries’ properties, personnel, Contracts, books and records as Parent may from time to time reasonably request, and during such period, the Company shall (and the Company shall cause its Subsidiaries to) furnish as promptly as practicable to Parent (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities Laws other than such documents publicly filed with or furnished to the SEC (provided that the Company will promptly notify Parent of any such filing), and (ii) all other information concerning the Company’s and its Subsidiaries’ business, properties and personnel as Parent may reasonably request. All requests for information made pursuant to this Section 6.02 shall be directed to an executive officer of the Company or other person designated by the Company in writing. Notwithstanding any of the foregoing, any such investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Company or its Subsidiaries or otherwise result in any significant interference with the prompt and timely discharge by their respective employees of their normal duties, and the Company and its Subsidiaries shall not be required to conduct, or permit Parent or any of its officers, employees, accountants, counsel, consultants, financial advisors and other Representatives to conduct, any invasive environmental investigation or sampling of soil, air, surface water, building material, groundwater or other environmental media at or relating to any Leased Real Property. Furthermore, notwithstanding anything to the contrary in this Section 6.02, the Company shall not be required to provide Parent or its Representatives with access to or to disclose information (a) that is subject to the terms of a confidentiality agreement with a third party entered into prior to the date of this Agreement or entered into after the date of this Agreement in the Ordinary Course of Business, (b) the disclosure of which would violate any applicable Law or duty, (c) that is subject to any attorney-client, attorney work product doctrine or any other applicable privilege concerning pending or threatened Proceedings or governmental investigations or (d) that in the reasonable, good faith judgment of the Company is competitively sensitive; provided, in the case of clauses (a)  — (d), that the Company shall use its commercially reasonable efforts to make alternative arrangements to afford such access or furnish such information without creating the issues described in such clauses (including if applicable pursuant to the use of “clean room” arrangements pursuant to which certain Representatives of Parent and the Company could be provided access to such information), and to keep Parent reasonably informed of the type and nature of the information that the Company reserves from providing to Parent or its Representatives pursuant to clauses (a)  — (d) of this sentence (to the extent such disclosure is not prohibited under applicable Law or the applicable confidentiality agreement). If any of the information or material furnished pursuant to this Section 6.02 includes material or information subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened Proceedings or governmental investigations, each Party understands and agrees that the Parties have a commonality of interest with respect to such matters and it is the desire, intention and mutual understanding of the Parties that the sharing of such material or information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information provided by the Company that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement and the joint defense doctrine. No information or knowledge obtained by Parent in any investigation conducted pursuant to this Section 6.02 shall affect or be deemed to modify any representation or warranty of the Company set forth herein or the conditions to the obligations of Parent, Silk USA and Merger Sub to consummate the Merger and the other transactions contemplated hereby, or the remedies available to the parties hereunder. Without limiting the generality of this Section 6.02, the Company and Parent, as each deems advisable and necessary, after consultation with their respective outside legal counsel, may reasonably designate competitively sensitive information and documents as “Outside Counsel Only Information.” Such information and documents shall only be provided to the outside legal counsel of the Company or Parent (as the case may be), or subject to such other similar restrictions mutually agreed to by the Company and Parent, and subject to any amendment, supplement or other modification to the Confidentiality Agreement (as defined below) or additional confidentiality or joint defense agreement between or among the Company and Parent; provided, however, that, subject to any applicable Laws relating to the exchange of information, and in a manner that is not reasonably likely to waive any applicable legal privilege, the outside legal counsel receiving such information and documents may prepare one or more reports summarizing the results of any analysis of any such shared information and documents, and disclose such reports, other summaries or aggregated information derived from such shared information and documents to Representatives of such outside legal counsel’s client. The Parties acknowledge that Parent and the Company have previously executed a confidentiality agreement, dated as of November 1, 2022 (the “Confidentiality Agreement”), which Confidentiality Agreement shall continue in full force and effect in accordance with their terms (as such terms may have been amended), except as expressly modified herein, and, for the avoidance of doubt, all information and documents disclosed or otherwise made available to Parent pursuant to this Section 6.02 or otherwise in connection with this Agreement shall be governed by the terms and conditions thereof.
Section 6.03   Efforts; Approvals; Transaction Litigation.
(a)   Upon the terms and subject to the terms and conditions set forth in this Agreement, each of the Parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate, as promptly as reasonably practicable, the Merger and the other transactions contemplated by this Agreement. Each of the Parties shall cooperate in good faith with any Governmental Authority and undertake as promptly as reasonably practicable any and all actions required to complete the transactions contemplated by this agreement expeditiously and lawfully. Without limiting the generality of the foregoing, each of the Parties agrees to use its reasonable best efforts to: (i) take all actions necessary to cause (A) in the case of the Company, the conditions to the Closing set forth in Section 7.01 and Section 7.02 to be satisfied, or (B) in the case of Parent, Silk USA and Merger Sub, the conditions to the Closing set forth in Section 7.01 and Section 7.03 to be satisfied, in each case, as promptly as reasonably practicable; (ii) obtain all necessary, Orders and Governmental Authorizations of any U.S. Governmental Authority or Governmental Authority pursuant to the Foreign Merger Control Laws (including, but not limited to, the jurisdictions set forth in Part 6.03(a) of the Disclosure Letter (the “Specified Foreign Merger Control Laws”)), make all necessary registrations, declarations and filings with, and provide all necessary notices to, any U.S. Governmental Authority

(including pursuant to the HSR Act) or any Governmental Authority pursuant to the Foreign Merger Control Laws, including CFIUS and the DDTC; (iii) resolve, avoid, or eliminate impediments or objections, if any, that may be asserted with respect to the transactions contemplated by this Agreement under any Antitrust Law, CFIUS, ITAR and NSIA, (iv) avoid the entry of, effect the dissolution of, and have vacated, lifted, reversed or overturned, any decree, order or judgment that would prevent, prohibit, restrict or delay the consummation of the Merger and the other transactions contemplated by this Agreement, so as to enable the Parties to close the contemplated transactions expeditiously (but in no event later than the Outside Date), and (v) execute and deliver any additional instruments necessary to consummate the Merger and the other transactions contemplated by this Agreement.
(b)   In furtherance and not in limitation of the efforts referenced in Section 6.03(a) to obtain all necessary Orders and Governmental Authorizations of any Governmental Authority required pursuant to the HSR Act and each Specified Foreign Merger Control Law, each Party shall use its reasonable best efforts to: (i) make the appropriate filings under (A) the HSR Act, which shall be made within ten (10) Business Days of the date of this Agreement, and (B) each Specified Foreign Merger Control Law, each of which filings shall be made formally or in draft form (where pre-filing consultation is required) as soon as reasonably practicable but in no event later than thirty (30) Business Days following the date of this Agreement; (ii) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any Proceeding initiated by a private party and to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to the HSR Act or any Foreign Merger Control Law and to take other action necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods and the receipt of any applicable Governmental Authorizations under the HSR Act or any Foreign Merger Control Law as soon as practicable; (iii) keep the other Party reasonably informed of the status of matters related to the transactions contemplated by this Agreement, including furnishing the other with any written notices or other material communications (including the receipt of any no-action, action, clearance, consent, approval or waiver) received by such Party from, or given by such Party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Authority and of any communication received or given in connection with any Proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iv) provide the other Party with any material communications received from the FTC, the DOJ, or any other Governmental Authority, permit the other Party to review and provide input on any submissions to or material communications with the FTC, the DOJ or any other Governmental Authority, and consult with each other in advance of any substantive meeting or conference with the FTC, the DOJ or any other Governmental Authority, or, in connection with any Proceeding by a private party, with any other person, make available the Representatives of such Party as may be reasonably necessary for attendance by such Representatives in person at such meetings and conferences, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other person, give the other Party the opportunity to attend and participate in such meetings and conferences in accordance with the any Antitrust Law. Each Party shall consider in good faith any input or comments provided by the other Party regarding any material communications with or submissions to the FTC, the DOJ, or any other Governmental Authority. Parent shall, or shall cause Silk USA to, pay all filing fees incurred in connection with filings made in connection with this Section 6.03(b).
(c)   Pursuant to the DPA, the Company shall, and shall cause its controlled Affiliates to, and Parent shall, and shall cause its controlled Affiliates to, cooperate to prepare and file with CFIUS: (1) a draft joint voluntary notice with respect to the Merger and the other transactions contemplated by this Agreement (the “Draft CFIUS Notice”) as soon as practicable following (and in any event within 20 Business Days) the date of this Agreement, and (2) the CFIUS Notice as soon as practicable following the receipt of CFIUS’s comments on the Draft CFIUS Notice or confirmation by CFIUS that it has no comments. Company and Parent shall permit counsel for the other Party reasonable opportunity to review in advance, and consider in good faith, the views of the other Party in connection with, any proposed written communication to CFIUS pertaining to the substance of the CFIUS Notice or substantive matters related to the CFIUS process, and any Party engaging in telephonic discussions with CFIUS shall promptly inform the other Party of such discussion; provided that this Section 6.03(c) shall not apply to the extent such communications (i) involve confidential business information, or

(ii) relate purely to administrative matters such as the scheduling of calls, submission logistics, and non-substantive process steps. No Party shall independently participate in any in-person meeting or video conference with any Governmental Authority with respect to any filings, review, investigation or other inquiry without giving the other Party sufficient prior notice of the meeting and, to the extent permitted by such Governmental Authority, the opportunity to attend and/or participate in such meeting. Parent shall, or shall cause Silk USA to, pay all filing fees incurred in connection with the filing of a CFIUS Notice. Notwithstanding anything in this Agreement to the contrary, in no event shall any of Parent, Silk USA or Merger Sub be required to take, and the Company shall not take (without the prior written consent of Parent), any actions required or requested by CFIUS that limits or could be expected to limit the right of Parent to own or operate all or any portion of the businesses, product lines, or assets of Parent or Subsidiaries of Parent, or the Company or the Subsidiaries of the Company, except for any such actions required or requested by CFIUS that would not be material to Parent, the Company or the benefits of the Merger reasonably expected to be received by Parent (it being understood and agreed that the actions set forth on Part 6.03(c) of the Disclosure Letter are not material to Parent, the Company or the benefits of the Merger reasonably expected to be received by Parent), provided such actions do not take effect until the Closing.
(d)   Notwithstanding anything in this Agreement to the contrary, in no event shall any of Parent, Silk USA or Merger Sub be required to take, and the Company shall not take (without the prior written consent of Parent), any actions required or requested by any non-CFIUS Governmental Authority, including the FTC or DOJ, that limits or could be expected to limit the right of Parent to own or operate all or any portion of the businesses, product lines, or assets of Parent or Subsidiaries of Parent, or the Company or the Subsidiaries of the Company, including, but not limited to, (i) selling, divesting, licensing or otherwise disposing of, or holding separate and agreeing to sell, divest, license or otherwise dispose of, assets, categories of assets or businesses of the Company its Subsidiaries, Parent or its Subsidiaries; (ii) terminating, amending, or modifying existing relationships, contractual rights or obligations of the Company or its Subsidiaries; (iii) terminating, amending, or modifying any venture or other arrangement of the Company or its Subsidiaries; (iv) agreeing to any undertaking affecting or creating any relationship, contractual rights or obligations of the Company or Parent or their respective Subsidiaries; (v) agreeing to any limitation on the ability of Parent, the Company or any of their respective Subsidiaries or Affiliates to conduct their respective businesses (including with respect to market practices and structure) or own such assets or to acquire, hold or exercise full rights of ownership of the business of Parent, the Company or their respective Subsidiaries or Affiliates or (vi) effectuating any other change or restructuring of the Company or its Subsidiaries, except for any such actions required or requested by such Governmental Authority that would not be material to the Company, Parent or the benefits of the Merger reasonably expected to be received by Parent, provided such actions do not take effect until the Closing (collectively, a “Burdensome Condition”).
(e)   In addition, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by any Governmental Authority, including but not limited to the FTC, DOJ, or CFIUS, challenging the transactions contemplated by this Agreement, each of the Parties shall cooperate with each other in all respects and to use their respective reasonable best efforts to contest and defend on the merits any claim asserted in court by any Governmental Authority in order to avoid entry of, or to have vacated or terminated, any decree, Order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing.
(f)   Prior to the Closing Date, the Company shall use commercially reasonable efforts to obtain any approval or consent required from the other party (other than the Company’s Subsidiaries) as a result of the Merger to any material Company Contract or Company Lease listed on Part 6.03(f) of the Disclosure Letter, and use commercially reasonable efforts to effect the other items listed in Part 6.03(f) of the Disclosure Letter; provided, that (i) the Company shall not be required to pay any fee to any such other party for the purposes of obtaining any such approval or consent or effecting such other items, (ii) the Company shall not pay any fee for purposes of obtaining any such approval or consent or effecting such other items without Parent’s prior written consent, and (iii) the failure to obtain any such approval or consent or effect any such other items, in and of itself, shall not in any case be taken into account as to whether any of the conditions set forth in Article VII have been satisfied. Notwithstanding the foregoing, the Company shall not be required to agree to any term or take any action in connection with its obligations pursuant to this Section 6.03(f) that is not conditioned upon consummation of the Merger. Parent agrees that it will cooperate in good faith with the Company in connection with the Company’s efforts under this Section 6.03(f).
(g)   Prior to the earlier of the Effective Time and the termination of this Agreement pursuant to Section 8.01, the Company shall promptly advise Parent in writing of any Transaction Litigation, shall keep Parent reasonably informed regarding any such Transaction Litigation, and permit Parent and its Representatives to participate in (but not control), the defense, negotiation or settlement of any Transaction Litigation, and shall give consideration to Parent’s reasonable advice with respect to such Transaction Litigation. With respect to any settlement in connection with any Transaction Litigation which is proposed to be settled solely for monetary damages not entirely paid for with proceeds of insurance (other than the deductible under any insurance policy(ies)), no such settlement shall be agreed to without Parent’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
(h)   Each of the Parties shall reasonably cooperate with the others in taking, or causing to be taken, all actions and doing, or causing to be done, all things reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE American to cause the delisting of the Company and of the Company Common Stock from the NYSE American as promptly as practicable after the Effective Time and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after such delisting provided that any such delisting or deregistration shall be conditional upon and shall occur after the Effective Time.
(i)   Within twenty (20) Business Days of the date of this Agreement, the Company shall make any amendments to its Company Benefit Plans necessary to permit the treatment of equity rights described in Section 2.04.
(j)   Pursuant to the ITAR, the Company and Parent shall cooperate to timely prepare and submit the ITAR Notice to DDTC as soon as practicable (and in any event within twenty (20) Business Days). The Company shall be responsible for preparation and submission of the ITAR Notice, and Parent shall promptly provide the Company with all necessary information related thereto or related to any other filings as required of the Company under the ITAR.
Section 6.04   State Takeover Laws.   Assuming the accuracy of the representations and warranties of Parent, Silk USA and Merger Sub set forth in Section 4.07, if any Takeover Law becomes or may purport to be applicable to the Merger or any other transaction contemplated by this Agreement, then each of Parent and the Company and their respective boards of directors, as applicable, shall take all action reasonably necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated herein and therein and otherwise act to lawfully eliminate, or, if not possible, minimize to the maximum extent possible, the effects of such Takeover Law on this Agreement, the Merger and the other transactions contemplated by this Agreement. Nothing in this Section 6.04 shall be construed to permit Parent, Silk USA or Merger Sub to do any act that would constitute a violation or breach of, or as a waiver of any of the Company’s rights under, any other provision of this Agreement. No Change in Company Board Recommendation shall change the approval of the Company Board for purposes of causing any Takeover Law to be inapplicable to the transactions contemplated by this Agreement.
Section 6.05   Director and Officer Insurance.
(a)   For six (6) years after the Effective Time, Parent and Silk USA shall cause the Company, the Surviving Corporation or any of their respective Subsidiaries, as the case may be, including by providing sufficient funds to the Company, the Surviving Corporation or any of such respective Subsidiaries, as the case may be, to satisfy their obligations under this Section 6.05, in each case subject to the limitations of applicable Law or the Company Charter Documents or Subsidiary Charter Documents, to ensure that, to the fullest extent permitted under applicable Law, all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors and officers of the Company and its Subsidiaries, and the fiduciaries currently indemnified under benefit plans of the Company and its

Subsidiaries (collectively, the “Indemnified Parties”), as provided in their respective charter and organizational documents or other agreements providing indemnification, advancement or exculpation (in any such case, so long as such agreements were made available to Parent prior to the date hereof or are entered into after the date hereof in accordance with Part 5.01(b)(iv) of the Disclosure Letter), shall survive the Merger and shall continue in full force and effect for a period of six (6) years after the Effective Time in accordance with their terms. If the Company or the Surviving Corporation, as the case may be, or any of their respective successors or assigns shall: (x) consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger; or (y) transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, to the extent necessary, Parent shall ensure that the successors and assigns of the Company or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 6.05.
(b)   The Company shall be permitted to, at or prior to the Effective Time (and if the Company does not, then Parent shall or shall cause the Surviving Corporation to, effective as of the Effective Time), purchase a six (6) year “tail” prepaid policy on the same terms and conditions as the existing directors’ and officers’ liability (and fiduciary) insurance maintained by the Company, for the benefit of the Indemnified Parties from insurance carriers with comparable credit ratings, covering, without limitation, the Merger, and Parent shall and shall cause the Surviving Corporation to maintain such prepaid policy for the duration thereof; provided, however, that the cost of such “tail” policy shall in no event exceed 300% of the amount of the last annual premium paid by the Company for such existing directors’ and officers’ liability (and fiduciary) insurance. If, but for the proviso to the immediately preceding sentence, the Surviving Corporation would be required to expend more than 300% of current annual premiums, the Surviving Corporation will obtain the maximum amount of that insurance obtainable by payment of annual premiums equal to 300% of current annual premiums.
(c)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ rights to indemnification, advancement of expenses and exculpation by the Company as provided in the Company Charter Documents for any of the Company’s directors, officers or other employees, it being understood and agreed that the provisions of this Section 6.05 are not prior to or in substitution for, but rather in addition to, any such existing rights.
The Indemnified Parties shall be third-party beneficiaries of this covenant, which is intended to be for the benefit of, and shall be enforceable by, such Indemnified Parties and their respective heirs and legal representatives. The rights to indemnification and advancement and the other rights provided for herein shall not be deemed exclusive of any other rights to which any Indemnified Parties under this Section 6.05 is entitled, whether pursuant to Law, contract or otherwise, all of which shall survive consummation of the Merger, continue in full force and effect and are intended to benefit, and shall be enforceable by, each Indemnified Parties. The obligations of Parent and the Surviving Corporation under this Section 6.05 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Parties without the consent of such Indemnified Parties. Notwithstanding anything herein to the contrary, if any Indemnified Parties notifies Parent on or prior to the sixth (6th) anniversary of the Effective Time of a matter in respect of which such person may seek indemnification or insurance pursuant to this Section 6.05, the provisions of this Section 6.05 shall continue in effect with respect to such matter until the final disposition of all Proceedings relating thereto.
Section 6.06   Public Announcements.   The initial press release with respect to the execution and delivery of this Agreement, the Merger and the other transactions contemplated hereby shall be a joint press release, the text of which is to be reasonably agreed upon by Parent and the Company. Thereafter, Parent and the Company shall consult with each other before issuing, and, to the extent practicable, give each other the reasonable opportunity to review and comment upon, any press release or other public statements, disclosures, filings or communications (including any filings with the SEC related to the Merger) with respect to the Merger and the other transactions contemplated hereby, and shall consider in good faith the reasonable comments of the other Party, and shall not issue any such press release or make any such public statement, disclosure, filing or communication prior to such consultation, except (a) as may be required by applicable Law (including, in the case of the Company, by the directors’ fiduciary duties, it being expressly understood that nothing herein shall be construed as a modification or limitation of Section 5.02), court process or by obligations pursuant to any listing agreement with or rules of any applicable national securities exchange, interdealer quotation service or trading market, (b) with respect to any Change in Company Board Recommendation made in compliance with Section 5.02(d) of this Agreement or (c) as otherwise required by this Agreement, in which case the Party required to make the release or announcement shall use reasonable best efforts to allow the other Party reasonable time to comment on such release or announcement in advance of such issuance (it being understood that the final determination of the disclosure requirements under applicable Law shall be made by the disclosing Party after consultation with its outside legal counsel). Notwithstanding the foregoing, Parent and the Company may make public statements (a) so long as any such statement is substantially consistent with previous public statements, disclosures or communications permitted by this Section 6.06 and (b) in a legal proceeding where the Company or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other hand, are adverse parties or reasonably likely to become adverse parties.
Section 6.07   Section 16 Matters.   Prior to the Effective Time, the Company and Parent shall take all reasonable steps as may be required to cause any dispositions of Company equity securities (including derivative securities with respect to Company Securities and Company Equity Awards) resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act to the extent permitted by applicable Law.
Section 6.08   Merger Sub and Surviving Corporation.   Parent shall cause Silk USA to, and Parent and Silk USA shall cause Merger Sub (and, after the Effective Time, the Surviving Corporation) to, take all action necessary to perform their respective obligations under this Agreement.
Section 6.09   Notification of Certain Matters.   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of: (a) any notice or other communication received by such Party from any Governmental Authority in connection with the Merger or the other transactions contemplated hereby or from any person alleging that the consent of such person is or may be required in connection with the Merger, if the subject matter of such communication or the failure of such Party to obtain such consent would reasonably be expected to be material to the Company, the Surviving Corporation or Parent; (b) any actions commenced or, to such Party’s Knowledge, threatened against, relating to or involving or otherwise affecting such Party or any of its Subsidiaries which relate to the Merger or the other transactions contemplated hereby; (c) upon becoming aware of the occurrence or the impending occurrence of any Effect relating to the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; and (d) upon becoming aware that any representation or warranty made by the Company in this Agreement has become untrue or inaccurate, or of any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in any such case, to the extent the conditions in Section 7.02(a) or Section 7.02(b) shall not be satisfied as of such time; provided, however, that the delivery of any notice pursuant to this Section 6.09 shall not (i) cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement, or any non-compliance with any covenant, obligation or other provision of this Agreement, or (ii) limit the remedies available to the Party receiving such notice. The Parties agree and acknowledge that the Company’s, on the one hand, and Parent’s on the other hand, compliance or failure of compliance with this Section 6.09 shall not be taken into account for purposes of determining whether the conditions referred to in Article VII shall have been satisfied or whether any Party has any right to terminate this Agreement pursuant to Article VIII.
Section 6.10   Credit Facility.
(a)   Payoff Letters.   The Company shall use commercially reasonable efforts to obtain and deliver to Parent, at least two (2) Business Days prior to the anticipated Closing Date, an executed payoff letter with respect to the Existing Revolver in customary form which shall be effective as of the Effective Time (subject only to delivery of funds as arranged by Parent at the Closing), which shall include a customary release of any Liens on or other security interests in the properties and assets of the Company and its Subsidiaries securing all obligations under the Existing Revolver; provided that the failure to obtain such payoff letter, in and of itself, shall not in any case be taken into account as to whether any of the conditions set forth in Article VII have been satisfied.

(b)   Payment.   At the Closing, Parent shall, or shall cause Silk USA to, repay, or cause to be repaid, on behalf of the Company and its Subsidiaries, all Indebtedness outstanding under the Existing Revolver (including, for the avoidance of doubt, any and all prepayment or similar fees), by wire transfer of immediately available funds as directed by the payoff letter for the Existing Revolver.
Section 6.11   Employee Matters.
(a)   During the period commencing at the Effective Time and ending on the last day of the calendar year following the Effective Time, Parent shall cause the Surviving Corporation (or its Subsidiaries, as appropriate) to provide to each employee of the Surviving Corporation and its Subsidiaries (other than any employee represented by a labor organization or covered by any Collective Bargaining Agreement) as of the Effective Time (each such an employee, a “Covered Employee”) for so long as such Covered Employee continues to be employed during such period by Parent, the Surviving Corporation or any of its Subsidiaries (i) a base salary or base wage rate and target cash bonus opportunities that are, in each case, no less than that provided to such Covered Employee immediately prior to the Effective Time and (ii) other employee benefits (excluding any compensation or benefits related in any way to equity ownership of the Company or any of its Subsidiaries) that are substantially comparable in the aggregate to those provided to a Covered Employee immediately prior to the Effective Time, provided, that none of Parent, the Surviving Corporation or any of their respective Subsidiaries shall be required to take into account any defined benefit pension plans or equity-related awards in determining whether employee benefits are substantially comparable in the aggregate.
(b)   To the extent that Parent modifies any coverage or benefit plan in which any employee of the Surviving Corporation and its Subsidiaries (each such employee, a “Continuing Employee”) participates, Parent or any of its Subsidiaries (including the Company and any Subsidiaries thereof) shall use commercially reasonable efforts to (i) waive or cause to be waived any pre-existing conditions, exclusions, limitations, actively-at-work requirements, and eligibility waiting periods under any group health plans of Parent or its Subsidiaries to be waived with respect to Continuing Employees and their eligible dependents to the extent such conditions were inapplicable or waived under a comparable Company Benefit Plan or Foreign Benefit Plan, (ii) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made, to the extent the expense would have been taken into account under a similar Company employee benefit plan, and (iii) to the extent that it would not result in a duplication of benefits and to the extent that such service was recognized under a similar Company Benefit Plan or Foreign Benefit Plan, give each Continuing Employee service credit for such Continuing Employee’s employment with the Company for purposes of eligibility to participate and vesting credit (but excluding benefit accrual under any defined benefit pension plan) under each applicable Parent benefit plan as if such service had been performed with Parent.
(c)   If requested in writing by Parent at least five (5) Business Days prior to the Effective Time, as of no later than one (1) day prior to the Effective Time, the Company shall terminate the eMagin Corporation 401(k) plan (the “Company 401(k) Plan”). The Company shall provide Parent with evidence that such plan has been terminated in accordance with this Section 6.11(c) pursuant to resolutions of the Board of Directors of the Company or such Subsidiary, as the case may be, to be delivered to Parent within fifteen (15) days prior to the Effective Time. The form and substance of such resolutions shall be subject to the reasonable review and approval of Parent. In the event of such a termination, Parent shall use commercially reasonable efforts to (i) make available a 401(k) plan of the Parent or its applicable Affiliate (the “Parent 401(k) Plan”) for the benefit of the Continuing Employees who were eligible to participate in a Company 401(a) Plan immediately prior to the Closing Date, and (ii) allow Continuing Employees to make eligible rollover contributions to the Parent 401(k) Plan account balances (in cash and in loan notes evidencing loans to such Continuing Employees as of the date of distributions) from the applicable Company 401(k) Plan, in each case as soon as practicable following the Closing Date.
(d)   The provisions of this Section 6.11 are for the sole benefit of the Parties and nothing herein, express or implied, is intended or shall be construed to confer upon or give to any person (including, for the avoidance of doubt, any current, former, or retired employee, officer, non-employee director, independent contractor, consultant, or other service provider of the Company or any of its Subsidiaries,

Parent or any of its Affiliates, or on or after the Effective Time, the Surviving Corporation or any of its Subsidiaries), other than the Parties and their respective permitted successors and assigns, any legal or equitable or other rights or remedies (with respect to the matters provided for in this Section 6.11) under or by reason of any provision of this Agreement, including, without limitation, any rights to continued employment or service with Parent, the Surviving Corporation or any of their Subsidiaries. Notwithstanding anything in this Section 6.11 to the contrary, nothing contained herein, whether express or implied, shall be treated as an amendment or other modification of any Company Benefit Plan or Foreign Benefit Plan maintained by the Company or any of its Subsidiaries, Parent or any of its Subsidiaries, or on or after the Effective Time, the Surviving Corporation or any of its Subsidiaries, or shall limit the right of Parent to amend, terminate or otherwise modify any Company Benefit Plan or Foreign Benefit Plan or any employee benefit plan maintained by Parent, the Surviving Corporation or any of their Subsidiaries following the Effective Time. Nothing contained herein shall be construed as requiring, and the Company and its Subsidiaries shall take no action that would have the effect of requiring, Parent or the Surviving Corporation to adopt or continue any specific employee benefit plans or to continue the employment of any specific person.
Section 6.12   Exercise of Warrants.   Prior to the Effective Time, the Company shall request the holders of the Company Warrants to exercise the Company Warrants as of the Effective Time and shall use its commercially reasonable efforts to seek such exercise by the holders of the Company Warrants; provided, that the Company shall not be required to pay any fees, other amounts or give anything of value to any such holder or any other person in connection with seeking any such exercise; provided, further, that the failure of any such holder to exercise or agree to exercise any Company Warrant, in and of itself, shall not in any case be taken into account as to whether any of the conditions set forth in Article VII have been satisfied.
Section 6.13   FIRPTA.   At or prior to the Effective Time, the Company shall use its commercially reasonable efforts to deliver to Parent (i) a copy of the notice filed with the Internal Revenue Service prepared in accordance with the requirements of Treasury Regulation Section 1.897-2(h), and (ii) a properly executed certificate of the Company complying with the terms of Treasury Regulation Section 1.1445-2(c)(3), certifying that an interest in the Company does not constitute a U.S. real property interest within the meaning of Section 897 of the Code and the Treasury Regulations promulgated thereunder, provided, however, that that the sole remedy of Parent for the Company’s failure to provide such notice and certificate to Parent shall be to withhold, or cause to be withheld, Taxes from the consideration otherwise payable pursuant to this Agreement in accordance with Section 2.03(h); provided further, that the Parties agree and acknowledge that the Company’s compliance or failure of compliance with this Section 6.13 shall not be taken into account for purposes of determining whether the conditions referred to in Article VII shall have been satisfied.
Section 6.14   Proprietary Information and Inventions Assignment Agreement.   At or prior to the Effective Time, the Company shall use its commercially reasonable efforts to cause (a) each employee of the Company as of the date hereof to enter into and execute a Confirmatory Assignment Agreement in a form reasonably satisfactory to Parent, and (b) each person who becomes an employee of the Company after the date hereof and prior to the Effective Time, to enter into and execute a Proprietary Information and Inventions Assignment Agreement, in a form reasonably satisfactory to Parent, effective as of such employee’s first date of employment or service, in each case, without exclusions thereto; provided that the failure to obtain any such Confirmatory Assignment Agreements and/or Proprietary Information and Inventions Assignment Agreements, in and of itself, shall not in any case be taken into account as to whether any of the conditions set forth in Article VII have been satisfied.
Section 6.15   Termination of At the Market Offering Agreement.   At or prior to the Effective Time, the Company shall deliver a notice to terminate the At the Market Offering Agreement, dated as of November 18, 2021, by and between the Company and H.C. Wainwright & Co., LLC, in accordance with Section 8(a) of such agreement, effective as of the Effective Time and subject to the consummation of the Merger.
ARTICLE VII
CONDITIONS PRECEDENT
Section 7.01   Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each Party to effect the Merger shall be subject to the satisfaction (or waiver by the Party entitled to the benefit thereof, to the extent permitted by applicable Law) at or prior to the Effective Time of the following conditions:
(a)   Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
(b)   Governmental Approvals.
(i)   Any waiting period (and extensions thereof) applicable to the transactions contemplated by the Agreement (including the Merger) under the HSR Act shall have expired or been terminated and all applicable waiting periods and Governmental Authorizations required under the Specified Foreign Merger Control Laws shall have expired or been obtained.
(ii)   CFIUS Clearance shall have been obtained.
(iii)   ITAR Clearance shall have occurred.
(iv)   NSIA Clearance shall have been obtained.
(c)   No Injunctions or Other Restraints.   No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order after the date of this Agreement that remains in effect and that makes illegal, enjoins or otherwise prohibits the consummation of the Merger.
Section 7.02   Conditions to Obligation of Parent, Silk USA and Merger Sub to Effect the Merger.   The obligations of Parent, Silk USA and Merger Sub to effect the Merger shall be subject to the satisfaction (or waiver by Parent, Silk USA and Merger Sub, to the extent permitted by applicable Law) at or prior to the Closing of the following additional conditions:
(a)   Representations and Warranties.   (i) Each of the representations and warranties of the Company set forth in the first sentence of Section 3.01(a) (Due Organization and Qualification; Subsidiaries), Section 3.04 (Authority; Binding Nature of Agreement), Section 3.15(o) (Intellectual Property; Data Security and Data Privacy), Section 3.23 (Brokers and Other Advisors) and Section 3.24 (Opinion of Financial Advisors) shall be true and correct in all material respects on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct in all material respects as of such date); (ii) each of the representations and warranties of the Company set forth in the first two sentences, and the last sentence, of Section 3.03(a) and the first sentence of Section 3.03(b) (Capital Structure) shall be true and correct in all respects (except for any inaccuracies in the representations and warranties set forth in the first two sentences, and the last sentence, of Section 3.03(a) and the first sentence of Section 3.03(b) (Capital Structure) that are de minimis) on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct (except for any inaccuracies that are de minimis) as of such date); (iii) the representation and warranty in Section 3.07(b) (Absence of Certain Changes or Events) is true and correct in all respects on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and (iv) each of the other representations and warranties of the Company set forth in this Agreement shall be true and correct on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such date), except, solely with respect to this clause (iv), where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions as to “materiality” or “Company Material Adverse Effect” set forth therein), has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Performance of Obligations of the Company.   The Company shall have performed or complied in all material respects with all of its obligations and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing.

(c)   No Material Adverse Effect.   Since the date of this Agreement through the Closing Date, no Effect shall have occurred that, individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect.
(d)   Certificate.   Parent shall have received a certificate executed by the principal executive officer or principal financial officer of the Company confirming that the conditions set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(c) shall have been duly satisfied.
Section 7.03   Conditions to Obligation of the Company to Effect the Merger.   The obligations of the Company to effect the Merger shall be subject to the satisfaction (or waiver by the Company, to the extent permitted by applicable Law) at or prior to the Closing of the following additional conditions:
(a)   Representations and Warranties.   (i) Each of the representations and warranties of Parent, Silk USA and Merger Sub set forth in Section 4.01(a) (Organization, Standing and Corporate Power) and Section 4.02 (Authority; Binding Nature of Agreement) shall be true and correct in all respects on and as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such date), and (ii) each of the other representations and warranties of Parent, Silk USA and Merger Sub set forth in this Agreement shall be true and correct on and as of the date of this Agreement and as of the Closing Date (except those representations and warranties which address matters only as of a particular date, which shall remain true and correct as of such date), except, solely with respect to this clause (ii), where the failure of such representations and warranties to be so true and correct (without regard to any qualifications or exceptions as to “materiality” or “Parent Material Adverse Effect” set forth therein), has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Performance of Obligations of Parent, Silk USA and Merger Sub.   Each of Parent, Silk USA and Merger Sub shall have performed or complied in all material respects with all of its obligations and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c)   Certificate.   The Company shall have received a certificate executed by the principal executive officer of Parent confirming that the conditions set forth in Section 7.03(a) and Section 7.03(b) shall have been duly satisfied.
Section 7.04   Frustration of Conditions Precedent.   Notwithstanding anything herein to the contrary, (a) the Company may not rely on the failure of any condition set forth in Section 7.01 or Section 7.03 to be satisfied if such failure was caused by its material breach of its obligations under this Agreement, and (b) none of Parent, Silk USA or Merger Sub may rely on the failure of any condition set forth in Section 7.01 or Section 7.02 to be satisfied if such failure was caused by Parent’s, Silk USA’s or Merger Sub’s material breach of any of their respective obligations under this Agreement.
ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
Section 8.01   Termination.   This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval:
(a)   by mutual written consent of Parent and the Company;
(b)   by either Parent or the Company if:
(i)   the Effective Time shall not have occurred on or before the date that is twelve (12) months after the date of this Agreement (the “Outside Date”); provided that, if on the Outside Date any of the conditions set forth in Section 7.01(b) or Section 7.01(c) (to the extent relating to the matters set forth in Section 7.01(b)) shall not have been satisfied but all other conditions set forth in Article VII shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at Closing, but provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), then the Outside Date shall be automatically extended one time, and only one time, for ninety (90) days from the twelve (12) month anniversary of this Agreement and such date shall become the Outside Date for purposes of this Agreement; and provided further that, the right to terminate this Agreement pursuant to this Section 8.01(b)(i) shall not be available to any Party if the failure of the Effective Time to occur on or before the Outside Date is primarily caused by a failure of such Party to perform any of its obligations under this Agreement required to be performed at or prior to the Effective Time and such action or failure to perform constitutes a breach in any material respect of this Agreement (it being understood that for the purposes of this Section 8.01(b)(i) any such breach by Merger Sub shall be deemed such a breach by Parent);
(ii)   a Governmental Authority of competent jurisdiction shall have issued a final and non-appealable Order having the effect of permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; provided, however, that the right to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall not be available to a Party if the issuance of such final, non-appealable Order is primarily caused by a failure of such Party to perform or comply with any of its obligations or covenants under this Agreement; and provided further that, the Party seeking to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall have complied with its obligations under Section 6.03 (it being understood that for purposes of this Section 8.01(b)(ii) any such breach by Merger Sub shall be deemed such a breach by Parent); or
(iii)   at the Stockholders’ Meeting (including any adjournment or postponement thereof) where the Merger is voted upon, the Company Stockholder Approval shall not have been obtained;
(c)   by Parent, if: (i) there shall be any breach or inaccuracy in any of the Company’s representations or warranties set forth in this Agreement; or (ii) the Company has failed to perform any of its obligations or covenants set forth in this Agreement, which inaccuracy, breach or failure to perform: (A) would result in the failure of any condition set forth in Section 7.02(a) or Section 7.02(b) to be satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied at the Closing); and (B) is not capable of being cured by the earlier of the Outside Date and the date that is thirty (30) Business Days following written notice from Parent to the Company describing such breach or failure in reasonable detail; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(c) if Parent, Silk USA or Merger Sub is then in material breach of any of its covenants or agreements contained in this Agreement, which breach would result in a failure of a condition set forth in Section 7.03(a) or Section 7.03(b) as of such time;
(d)   by the Company, if: (i) there shall be any breach or inaccuracy in any of Parent’s, Silk USA’s or Merger Sub’s representations or warranties set forth in this Agreement; or (ii) any of Parent, Silk USA or Merger Sub has failed to perform any of its obligations or covenants set forth in this Agreement, which inaccuracy, breach or failure to perform: (A) would result in the failure of any condition set forth in Section 7.03(a) or Section 7.03(b) to be satisfied (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, each of which is capable of being satisfied at the Closing); and (B) is not capable of being cured by the earlier of the Outside Date and the date that is thirty (30) Business Days following written notice from the Company to Parent describing such breach or failure in reasonable detail; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(d) if the Company is then in material breach of any of its covenants or agreements contained in this Agreement, which breach would result in a failure of a condition set forth in Section 7.02(a) or Section 7.02(b) as of such time;
(e)   by Parent, if a Change in Company Board Recommendation shall have occurred; or
(f)   by the Company, at any time prior to the time the Company Stockholder Approval shall have been obtained, but not after, subject to material compliance with Section 5.02(e), in order to enter into an Acquisition Agreement providing for a Superior Proposal (it being understood that the Company shall enter into a definitive Acquisition Agreement with respect to the Superior Proposal concurrently with the termination of this Agreement); provided that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.01(f) if such Superior Proposal resulted from a material breach by the Company of Section 5.02; and provided, further, that the Company Termination Fee pursuant to Section 8.03(b) is paid prior to or concurrently with the termination of this Agreement by the Company pursuant to this Section 8.01(f).
Section 8.02   Effect of Termination.   Any Party terminating this Agreement pursuant to Section 8.01 shall give written notice of such termination to each other Party in accordance with this Agreement specifying the provision or provisions hereof pursuant to which such termination is being effected. In the event of termination of this Agreement as provided in Section 8.01, this Agreement shall forthwith become null and void and of no effect without any liability or obligation on the part of any Party to this Agreement (or any Parent Related Party or Company Related Party); provided, however, that the provisions of the last sentence of Section 6.02, this Article VIII, Article IX, and Article X shall survive such termination. Notwithstanding anything herein to the contrary, no termination of this Agreement pursuant to Section 8.01 shall relieve any Party from any liability or damages resulting from fraud as determined by a court of competent jurisdiction pursuant to a final and non-appealable judgment, or Willful Breach prior to such termination by any Party hereto. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms. Nothing shall limit or prevent any party from exercising any rights or remedies it may have under Section 10.09 in lieu of terminating this Agreement pursuant to Section 8.01.
Section 8.03   Termination Fees and Expenses.
(a)   If this Agreement is terminated: (i) by Parent pursuant to Section 8.01(e); or (ii) by Parent or the Company pursuant to Section 8.01(b)(iii) following any time at which Parent was entitled to terminate this Agreement pursuant to Section 8.01(e), then, in each case, the Company shall pay (or cause to be paid) to Parent the Company Termination Fee, by wire transfer (to an account designated by Parent) of immediately available funds within two (2) Business Days following the date of any such termination by Parent and prior to or concurrently with any such termination in the case of termination by the Company.
(b)   If the Company terminates this Agreement pursuant to Section 8.01(f), the Company shall pay (or cause to be paid) to Parent the Company Termination Fee, by wire transfer (to an account designated by Parent) in immediately available funds, immediately before or concurrently with such termination.
(c)   If: (i) this Agreement is terminated (A) by Parent or the Company pursuant to Section 8.01(b)(i) or Section 8.01(b)(iii), or (B) by Parent pursuant to Section 8.01(c); and (ii) (A) at any time after the date of this Agreement and prior to such termination (or, in the case of a termination pursuant to Section 8.01(b)(iii), prior to the date of such Company Stockholders’ Meeting), an Acquisition Proposal shall have been publicly announced or publicly made known to the stockholders of the Company and not publicly withdrawn, and (B) within twelve (12) months after such termination, the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal which is thereafter consummated or any Acquisition Proposal shall have been consummated (in each case, whether or not such Acquisition Proposal (or the person making such Acquisition Proposal) is the same as the original Acquisition Proposal made (or person making the original Acquisition Proposal), publicly made known or publicly announced), then, in any such event, the Company shall pay (or cause to be paid) to Parent the Company Termination Fee by wire transfer (to an account designated by Parent) of immediately available funds prior to or on the date the Company consummates such Acquisition Proposal; provided that for purposes of this clause (B) the references to “15%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”.
(d)   Each of Parent and the Company acknowledges and agrees that the agreements contained in this Section 8.03 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, neither the Company nor Parent would have entered into this Agreement; accordingly, if the Company fails timely to pay (or cause to be paid) the fee due pursuant to this Section 8.03, and, in order to obtain such payment, Parent makes a claim against the Company that results in a judgment against the Company, the Company shall pay (or cause to be paid) to Parent its costs and expenses (including attorneys’ fees and expenses) in connection with such claim, together with interest on the amount of the applicable fee from the date such payment was required to be made until the date of payment at the prime lending rate as published in The Wall Street Journal in effect on the date such payment was required to be made.
(e)   The Parties agree that in no event shall the Company be required to pay or (cause to be paid) the Company Termination Fee on more than one occasion.
(f)   Notwithstanding anything to the contrary set forth in this Agreement, in any circumstance in which Parent receives payment of the Company Termination Fee pursuant to Section 8.03(a), Section 8.03(b), or Section 8.03(c), the Company Termination Fee shall, subject to Section 8.02 and Section 10.09, and except for fraud or Willful Breach, constitute the sole and exclusive remedy of Parent, Silk USA and Merger Sub against the Company, any of its Subsidiaries and any Company Related Party for all losses and damages suffered as a result of this Agreement the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amount, neither the Company nor any of its Subsidiaries or any Company Related Party shall have any further liability or obligation to Parent, Silk USA, Merger Sub or any Parent Related Party relating to or arising out of this Agreement, the transactions contemplated hereby or in respect of any other document, theory of law or equity or oral representations made or alleged to be made in connection herewith or therewith, in contract, in tort or otherwise.
Section 8.04   Amendment.   This Agreement may be amended by the Parties at any time prior to the Effective Time, whether before or after the Company Stockholder Approval shall have been obtained; provided, however, that after the Company Stockholder Approval has been obtained, there shall be made no amendment that by applicable Law requires further approval by the stockholders of the Company without such approval having been obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.
Section 8.05   Extension; Waiver.   At any time prior to the Effective Time, the Parties may: (a) extend the time for the performance of any of the obligations or other acts of the other Parties; (b) to the extent permitted by applicable Law, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; or (c) subject to the proviso to the first sentence of Section 8.04 and only to the extent permitted by applicable Law, waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.
ARTICLE IX
DEFINITIONS
Section 9.01   Certain Definitions.   For purposes of this Agreement:
“Acceptable Confidentiality Agreement” means a confidentiality agreement (a) with terms no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement; provided, that it need not include a “standstill” or similar provision, (b) that does not contain any provision requiring the Company or its Subsidiaries to pay or reimburse the counter-party’s fees, costs or expenses of any nature, and (c) that does not prohibit the Company’s compliance with the provisions of this Agreement.
“Acquisition Agreement” means any letter of intent, memorandum of understanding, agreement in principle, option agreement, merger agreement, acquisition agreement, joint venture agreement, partnership agreement or other similar definitive agreement related to any Acquisition Proposal (other than any Acceptable Confidentiality Agreement).
“Acquisition Proposal” means any inquiry, bid, proposal or offer from any person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) (other than from Parent or any of its

Affiliates) to purchase or otherwise acquire, directly or indirectly, in a single transaction or a series of related transactions, (a) assets of the Company or any of its Subsidiaries (including capital stock of Subsidiaries of the Company) whether by asset acquisition, joint venture or otherwise that account for 15% (based on the fair market value) or more of the consolidated assets (including capital stock of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole, or from which 15% or more of the consolidated revenues or earnings of the Company and its Subsidiaries are derived, (b) 15% or more of the outstanding Company Capital Stock on an as-converted basis (or 15% or more of the respective voting power thereof on an as-converted basis) or the capital stock or voting power of the surviving entity or the resulting direct or indirect parent of the Company or such surviving entity (including if such ownership is through the equity holders of any such parent) pursuant to a merger, consolidation or other business combination, tender offer, exchange offer, binding share exchange, purchase or sale of capital stock, liquidation, dissolution, recapitalization or similar transaction, or (c) any combination of the foregoing.
“Affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the Preamble.
“Anti-Corruption Laws” has the meaning set forth in Section 3.21.
“Antitrust Law” means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, any Foreign Merger Control Law and all other federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition (it being understood that “Antitrust Law” specifically excludes any laws related to CFIUS).
“Bankruptcy and Equity Exception” has the meaning set forth in Section 3.04(b).
“Book Entry Shares” has the meaning set forth in Section 2.03(b).
“Burdensome Condition” has the meaning set forth in Section 6.03(d).
“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the City of New York.
“Capitalization Date” has the meaning set forth in Section 3.03(a).
“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act.
“Certificate of Merger” has the meaning set forth in Section 1.03.
“CFIUS” means the Committee on Foreign Investment in the United States, and each member agency thereof acting on its behalf.
“CFIUS Clearance” means (i) written notice from CFIUS to the effect that either (A) the Merger and the other transactions contemplated by this Agreement are not subject to the DPA, or (B) CFIUS has determined that there are no unresolved national security concerns with respect to the Merger and the other transactions contemplated by this Agreement and has concluded all action under the DPA; or (ii) if CFIUS has sent a report to the President of the United States of America requesting the President’s decision with respect to the Merger and the other transactions contemplated by this Agreement, the President of the United States of America has announced a decision not to suspend or prohibit such transactions pursuant to his authorities under the DPA.
“CFIUS Notice” means a joint notice with respect to the Merger and the other transactions contemplated by this Agreement prepared by the parties and submitted to CFIUS in accordance with the requirements of the DPA.

“Change in Company Board Recommendation” has the meaning set forth in Section 5.02(d).
“Closing” has the meaning set forth in Section 1.02.
“Closing Date” has the meaning set forth in Section 1.02.
“COBRA” has the meaning set forth in Section 3.12(a).
“Code” means Internal Revenue Code of 1986, as amended from time to time.
“Collective Bargaining Agreement” has the meaning set forth in Section 3.09(b)(ii).
“Company” has the meaning set forth in the Preamble.
“Company 401(k) Plan” has the meaning set forth in Section 6.11(c).
“Company Balance Sheet” means the consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31, 2022 set forth in the Company’s annual report on Form 10-K filed with the SEC on March 10, 2023.
“Company Balance Sheet Date” means December 31, 2022.
“Company Benefit Plans” has the meaning set forth in Section 3.12(a).
“Company Board” has the meaning set forth in the Recitals.
“Company Board Recommendation” has the meaning set forth in Section 3.04(a).
“Company Bylaws” has the meaning set forth in Section 1.05(b).
“Company Capital Stock” means, collectively, Company Common Stock and Company Preferred Stock, including Company Series B Convertible Preferred Stock.
“Company Certificate of Incorporation” has the meaning set forth in Section 1.05(a).
“Company Charter Documents” has the meaning set forth in Section 3.02.
“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.
“Company Contract” means any Contract: (a) to which the Company or any of its Subsidiaries is a party; (b) by which the Company or any of its Subsidiaries or any asset of any of the Company or its Subsidiaries is bound or under which the Company or any of its Subsidiaries has, or may become subject to, any obligation.
“Company Equity Awards” means, collectively, all Company Stock Options and Company RSUs granted under any Company Stock Plan.
“Company Intellectual Property” means all Owned Intellectual Property and all Licensed Intellectual Property.
“Company Leases” has the meaning set forth in Section 3.14(b).
“Company Material Adverse Effect” means any Effect that, individually or in the aggregate with all other Effects: (a) prevents or materially interferes with the consummation by the Company of the Merger by the Outside Date in accordance with the terms hereof or applicable Law; or (b) has had a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that in the case of clause (b) above, no Effect resulting from, arising out of or relating to any of the following shall be deemed to constitute or contribute to, alone or in combination, or taken into account in determining whether there has occurred, a Company Material Adverse Effect: (i) general economic, securities, currency, credit, capital, commodities or financial markets (including changes in the prices of commodities) or general economic, political, geopolitical, or regulatory conditions in the United States or elsewhere in the world, including with respect to interest rates or currency exchange rates; (ii) general changes, developments or conditions in the industries in which the Company or its

Subsidiaries operate or the industries to which the Company and its Subsidiaries sell their products, solutions and services, including, but not limited to, changes in Governmental Authority funding level or program changes; (iii) (A) any hurricane, tornado, earthquake, flood, fire, explosion, weather-related event, natural or man-made disaster, act of God or other force majeure events or occurrences, (B) epidemics, pandemics or disease outbreaks (including COVID-19) or the worsening thereof or applicable Laws (or the interpretation thereof) adopted in response thereto, including any COVID-19 Measures, or (C) (1) any outbreak or escalation or worsening of hostilities, acts of war (whether or not declared), military actions, cyber-attacks, data breaches, acts of insurrection, political unrest, riots or any act of sabotage or terrorism (foreign or domestic) or (2) the geopolitical dispute between the Russian Federation and Ukraine and any evolution or worsening thereof, including, in all cases of this clause (iii), the response of any Governmental Authorities thereto; (iv) (A) any change in applicable Law or GAAP (or the interpretation thereof) or (B) any change in the regulatory accounting requirements applicable to the industries in which the Company or its Subsidiaries operate or to which the Company or its Subsidiaries sell their respective products, solutions and services (or the interpretation thereof), including, in the case of both (A) and (B), any actions taken to comply with any such changes; (v) a change in the market price or trading volume of the Company’s Common Stock; (vi) any failure by the Company and its Subsidiaries to meet internal or published budgets or internal or analysts’ projections, predictions or forecasts for any period or any change in the Company’s credit rating; (vii) (A) any action taken (or omitted to be taken) by Parent or its Affiliates or (B) any action taken (or omitted to be taken) by the Company or its Subsidiaries, if included in Part 5.01(a) of the Disclosure Letter, or if taken at Parent’s written request or with the consent of Parent or its Affiliates or which action or omission is required by Law; (viii) the announcement, pendency, or consummation of the Merger or the other transactions contemplated by this Agreement or the identity of Parent or its Affiliates, or any facts or circumstances relating to Parent, including the effect of any of the foregoing on the relationships, contractual or otherwise, of the Company or its Subsidiaries with clients, customers, resellers, employees (including the departure or termination of any officer, director, employee or independent contractor of the Company or its Subsidiaries), suppliers, vendors, service providers, counterparties or Governmental Authorities; (ix) any litigation or other Proceeding brought in connection with this Agreement or any of the transactions contemplated hereby, including breach of fiduciary duty or inadequate disclosure claims, or (x) any of the matters set forth in Part 9.01(c) of the Disclosure Letter under the heading “Company Material Adverse Effect”; provided that, in the cases of clauses (i), (ii), (iii) or (iv), such Effect that is not otherwise excluded from this definition may be taken into account if and to the extent (but only to the extent), individually or in the aggregate with any other Effect, it materially and disproportionately adversely affects the Company and its Subsidiaries, taken as a whole, as compared with other participants in the industries in which the Company and its Subsidiaries primarily operate (in which case the incremental materially disproportionate impact or impacts may be taken into account in determining whether there has been, or is reasonably expected to be, a Company Material Adverse Effect); and provided, further, with respect to clauses (v) and (vi), the underlying cause of such change or failure that is not otherwise excluded from this definition may be taken into account in determining whether a Company Material Adverse Effect has occurred.
“Company Preferred Stock” has the meaning set forth in Section 3.03(a).
“Company Products” means all products that have been made commercially available by or on behalf of the Company or any of its Subsidiaries, or are under development and the Company or any of its Subsidiaries intends to make commercially available within twenty-four (24) months after the date of this Agreement.
“Company Registered IP” has the meaning set forth in Section 3.15(a).
“Company Related Party” means the respective, direct or indirect, former, current or future, officers, directors, partners, stockholders, managers, members or Affiliates of each of the Company and any of its Subsidiaries.
“Company RSUs” has the meaning set forth in Section 2.04(b).
“Company SEC Documents” has the meaning set forth in Section 3.06(a).
“Company Securities” has the meaning set forth in Section 3.03(b).

“Company Series B Convertible Preferred Stock” means the preferred stock, par value $0.001 per share, of the Company designated as “Series B Convertible Preferred Stock”.
“Company Software” has the meaning set forth in Section 3.15(l).
“Company Stock Certificate” has the meaning set forth in Section 2.03(b).
“Company Stock Options” has the meaning set forth in Section 3.03(a).
“Company Stock Plans” means the Company’s 2008 Incentive Stock Plan, 2011 Incentive Stock Plan, 2013 Incentive Stock Plan, 2017 Stock Option and Incentive Plan, 2019 Employee and Consultant Stock Option and Incentive Plan and 2019 Non-Employee Director Stock Option and Incentive Plan, each as amended, and any applicable award agreements thereunder (including any RSU Agreement).
“Company Stockholder Approval” has the meaning set forth in Section 3.04(a).
“Company Technology” means all Owned Technology and all Licensed Technology.
“Company Termination Fee” shall mean an amount equal to $9,000,000.
“Company Warrant Shares” means the shares of Company Capital Stock issued in connection with the deemed exercise of the Company Warrants immediately prior to the Closing pursuant to the Company Warrants.
“Company Warrants” means the warrants to purchase shares of Company Capital Stock, including the warrants set forth on Part 3.03(a) of the Disclosure Letter.
“Confidentiality Agreement” has the meaning set forth in Section 6.02.
“Continuing Employee” has the meaning set forth in Section 6.11(b).
“Contract” means any contract, subcontract, lease, permit, authorization, indenture, note, bond, mortgage, license, sublicense, franchise or other agreement or instrument, commitment, obligation or binding arrangement with respect to which there are continuing rights, liabilities or obligations, whether oral or in writing.
“Copyrights” has the meaning set forth in the definition of “Intellectual Property.”
“Covered Employee” has the meaning set forth in Section 6.11(a).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associate epidemics, pandemic or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, guideline or recommendation by any Governmental Authority, including, but not limited to, the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and Families First Coronavirus Response Act (Pub. L. 116-127).
“DDTC” means the Directorate of Defense Trade Controls, U.S. Department of State.
“Delaware Secretary” has the meaning set forth in Section 1.03.
“DGCL” has the meaning set forth in the Recitals.
“Disclosure Letter” means the disclosure letter delivered by the Company to Parent, Silk USA and Merger Sub on the date of this Agreement.
“Dissenting Shares” has the meaning set forth in Section 2.05(a).
“DOJ” has the meaning set forth in Section 6.03(b).
“DPA” means Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. § 4565), and all interim or final rules and regulations issued and effective thereunder.

“Draft CFIUS Notice” has the meaning set forth in Section 6.03(c).
“EAR” has the meaning set forth in Section 3.19.
“Effect” means any change, effect, event, fact, development, occurrence or circumstance.
“Effective Time” has the meaning set forth in Section 1.03.
“Environmental Claims” means any administrative or judicial actions, suits, claims, Proceedings or written notices of noncompliance before, by or from any Governmental Authority alleging liability arising out of the Release of any Hazardous Material or the failure to comply with any applicable Environmental Law or any Governmental Authorization issued thereunder.
“Environmental Law” means any applicable Law relating to pollution or protection of the environment or natural resources or human exposure to Hazardous Materials.
“Equity Award Amounts” means, collectively, all amounts payable pursuant to Section 2.04.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations issued thereunder.
“ERISA Affiliate” means all entities (whether or not incorporated) that would be treated together with any other entity as a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Exchange Fund” has the meaning set forth in Section 2.03(a).
“Existing Revolver” means the Financing Agreement, dated as of December 29, 2016, by and between Rosenthal & Rosenthal, Inc. and the Company, as amended.
“Exploit” means to research, design, develop, implement, use, reproduce, modify and otherwise create improvements or derivative works based upon, make, have made, assemble, test, support, display, perform (whether publicly or otherwise), publish, transmit, broadcast, sell, offer to sell, import, distribute and otherwise dispose of, commercialize or exploit, or authorize any person to do any of the foregoing.
“Fairness Opinion” has the meaning set forth in Section 3.24.
“Filed Company Contract” has the meaning set forth in Section 3.09(a).
“Final Order” has the meaning set forth in the definition of “NSIA Clearance”.
“Foreign Benefit Plan” means each agreement, plan or arrangement that would, if maintained primarily for the benefit of individuals regularly employed inside the United States, constitute a Company Benefit Plan, that is instead maintained for the benefit of individuals regularly employed outside of the United States.
“Foreign Merger Control Laws” has the meaning set forth in Section 3.05(b).
“FTC” has the meaning set forth in Section 6.03(b).
“GAAP” means generally accepted accounting principles in effect in the United States, applied on a consistent basis.
“GDPR” has the meaning set forth in the definition of “Privacy Laws”.
“Government Contract” means (a) any Contract for the provision of goods or services, between the Company and a Governmental Authority, in which the Company is providing the goods or services, (b) any Contract between the Company and another Company, in the role of a higher-tier contractor, supporting a Governmental Authority end user, which flows down Federal Acquisition Regulation (FAR), Defense FAR Supplement, or other procurement-related compliance requirements from the higher-tier contractor’s

Contract with a Governmental Authority; and (c) any Government Grant or Other Transaction Authority Agreement issued to the Company by a Governmental Authority.
“Government Grant” means any Contract between the Company, on the one hand, and a Governmental Authority, on the other, that either meets the definition of a “federal award” under Section 200.1, Title 2, Code of Federal Regulations, or that otherwise qualifies as a “grant” or “cooperative agreement” under Part 22, Title 32, Code of Federal Regulations.
“Governmental Authority” means any: (a) country, nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, multinational, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court, arbitrator or other tribunal).
“Governmental Authorization” means any: (a) consent, approval, permit, license, certificate, franchise, permission, variance, waiver, clearance, registration, qualification or authorization issued, granted given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Law; or (b) right under any Contract with any Governmental Authority.
“Hazardous Materials” means any materials or wastes that are listed or defined in relevant form, quantity, concentration or condition as hazardous substances, hazardous wastes, hazardous materials, extremely hazardous substances, toxic substances, pollutants, contaminants or terms of similar import under any applicable Environmental Law.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.
“Inbound Intellectual Property Contracts” mean any Contracts pursuant to which the Company or any of its Subsidiaries has been granted a license or the right to Exploit any Licensed Intellectual Property or Licensed Technology of a third party, including all modifications, amendments and supplements thereto and waivers thereunder, other than Contracts providing for (a) the non-exclusive license to the Company or any of its Subsidiaries of commercially available software products licensed in object code form only on the licensor’s non-negotiated standard terms, (such as “click-wrap” or “shrink-wrap” software licenses), (b) the license to the Company or any of its Subsidiaries of any Open Source Software under the terms of a publicly available Open Source Software license, (c) the non-exclusive license to the Company or any of its Subsidiaries of any Intellectual Property or Technology that is incidental to such agreement, such as licenses to use feedback and suggestions and licenses authorizing the use of brand materials for marketing purposes, (d) the license of any Intellectual Property or Technology to the Company or any of its Subsidiaries from any employee, contractor, subcontractor, or consultant of the Company or any of its Subsidiaries, and (e) nondisclosure agreements entered into in the Ordinary Course of Business.
“Indebtedness” of any person means, without duplication: (a) all obligations of such person for borrowed money and all obligations of such person evidenced by a note, bond, debenture, mortgage, debt security or similar instrument; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, bonds (including surety bonds) and similar obligations, whether or not drawn, and banker’s acceptances issued for the account of such person; (c) all obligations of such person as lessee under leases which are required to be, in accordance with GAAP, recorded as capitalized lease liabilities; (d) all obligations of such person in the nature of overdrafts; (e) net liabilities of such person under all hedging obligations; (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such person to pay the deferred purchase price of property or services (excluding open accounts extended by suppliers in connection with purchases of goods and services); (g) all obligations of such person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such person or any warrants, rights or options to acquire such capital stock; (h) indebtedness (excluding prepaid interest thereon) secured by any Liens on any property owned by such person even though such person has not assumed or otherwise become liable for the payment thereof; (i) all obligations of such person under interest rate, currency or commodity derivatives; (j) solely with respect to the Company, all obligations under the Existing Revolver; and (k) direct or indirect guarantees or other contingent liabilities with respect to any indebtedness, obligation, claim or liability of any other person of a type described in clauses (a) through (j) above, and with respect to any indebtedness, obligation, claim or liability of a type described in clauses (a) through (k) above, all accrued and unpaid interest, premiums, penalties, breakage costs, unwind costs, fees, termination costs, redemption costs, and other charges with respect thereto.
“Indemnified Parties” has the meaning set forth in Section 6.05(a).
“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction, whether registered or not, including such rights in and to: (a) any patent (including all reissues, divisions, provisionals, continuations, continuations-in-part, re-examinations, renewals, substitutions and extensions thereof), patent application, patent disclosure and other patent rights and any other Governmental Authority-issued indicia of invention ownership (collectively, “Patents”); (b) any trademark, service mark, trade name, business name, brand name, slogan, logo, trade dress and all other indicia of origin together with all goodwill associated therewith, and all registrations, applications for registration, and renewals for any of the foregoing (collectively, “Marks”); (c) any copyright, work of authorship (whether or not copyrightable), design, design registration, database rights, and all registrations, applications for registration, and renewals for any of the foregoing (and including in all website content and software) (collectively, “Copyrights”); (d) any Internet domain names; and (e) any trade secrets and trade secret rights arising under common law, state law, federal law or laws of foreign countries, in each case to the extent any of the foregoing derives economic value (actual or potential) from not being generally known to other persons who can obtain economic value from its disclosure or use (collectively, “Trade Secrets”).
“Intellectual Property Contracts” means the Inbound Intellectual Property Contracts and the Outbound Intellectual Property Contracts.
“Intervening Event” means any material Effect on the business, assets, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, that (a) is not known to, or reasonably foreseeable by, the Company Board as of the date of this Agreement (or if known to the Company Board as of the date hereof, the consequences of which were not known or reasonably foreseeable to the Company Board as of the date hereof), (b) did not result from a breach of this Agreement by the Company or its Subsidiaries or any of their respective Representatives and (c) which Effect becomes known to or by the Company Board prior to obtaining the Company Stockholder Approval; provided, however, that none of the following shall constitute or be deemed to contribute to whether there has been an Intervening Event: (i) any changes in the market price or trading volume of the Company Common Stock (provided, however that the underlying cause of any such change may be taken into account in any such determination), (ii) the fact that the Company exceeds internal or published budgets, projections or forecasts for any period, or (iii) the receipt, existence of or terms of an Acquisition Proposal or Superior Proposal, or any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal or a Superior Proposal, or any inquiry related thereto or the consequences thereof.
“In-the-Money Option” means each Company Stock Option which has a per share exercise price that is less than the Per Share Merger Price.
“IRS” has the meaning set forth in Section 3.12(b).
“IT Systems” means all computer systems, servers, network equipment and other computer hardware owned, leased, licensed or otherwise used by the Company and its Subsidiaries.
“ITAR” means the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130).
“ITAR Clearance” means sixty (60) days shall have elapsed following the submission of the ITAR Notice to the DDTC, or if such period has not elapsed, that DDTC has otherwise confirmed to the Company its non-objection to the consummation of the Merger and other transactions contemplated by this Agreement.
“ITAR Notice” means written notice to the DDTC by the Company pursuant to §122.4(b) of the ITAR of the change in “foreign ownership” of the Company, as that term is defined in the ITAR.
“Knowledge” means: (a) with respect to the Company, the actual knowledge of the individuals set forth in Part 9.01(a) of the Disclosure Letter; and (b) with respect to Parent, Silk USA or Merger Sub, the actual knowledge of the individuals set forth in Part 9.01(b) of the Parent Disclosure Letter.

“Law” means any federal, state, local, municipal, foreign, international or other law (including common law), statute, constitution, resolution, ordinance, code, edict, consent order, consent decree, decree, Order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.
“Leased Real Property” has the meaning set forth in Section 3.14(b).
“Licensed Intellectual Property” means any and all Intellectual Property that is licensed or sublicensed to the Company or any of its Subsidiaries.
“Licensed Technology” means any and all Technology that is licensed or sublicensed to the Company or any of its Subsidiaries.
“Liens” means, with respect to any property or asset, any lien, pledge, hypothecation, charge, mortgage, security interest, claim, option, right of first refusal, preemptive right, or community property interest or any restriction on the voting of any security, the transfer of any security or asset, or the possession, exercise or transfer of any other attribute of ownership of any asset.
“Loan and Security Agreement” has the meaning set forth in the Recitals.
“Major Customer” has the meaning set forth in Section 3.16(a).
“Major Supplier” has the meaning set forth in Section 3.16(b).
“Marks” has the meaning set forth in the definition of “Intellectual Property.”
“Material Contract” has the meaning set forth in Section 3.09(b).
“Merger” has the meaning set forth in the Recitals.
“Merger Consideration” means, with respect to a holder of shares of Company Common Stock or Company Series B Convertible Preferred Stock, the cash consideration that such holder is entitled to receive in exchange for such shares of Company Common Stock or Company Series B Convertible Preferred Stock pursuant to Section 2.01(c) or Section 2.01(d), as applicable.
“Merger Sub” has the meaning set forth in the Preamble.
“Multiemployer Plan” means a multiemployer plan as defined in Section 3(37) of ERISA.
“Nomura” has the meaning set forth in Section 3.23.
“NSIA” means the National Security and Investment Act 2021 of the United Kingdom.
“NSIA Authority” means the Secretary of State in the Cabinet Office of the United Kingdom.
“NSIA Clearance” means, in respect of the Merger and other transactions contemplated by this Agreement, receipt from the NSIA Authority of (i) a notification under section 14(8)(b)(ii) of the NSIA; or (ii) in the event that a call-in notice, as contemplated by section 14(8)(b)(i) of the NSIA is issued, of either (A) a final order under section 26(1)(a) of the NSIA (“Final Order”), provided that (x) the Final Order allows the Merger subject to certain provisions set out in the Final Order (“NSIA Provisions”), and (y) the NSIA Provisions do not contain a Burdensome Condition (or if they do contain a Burdensome Condition, such Burdensome Condition is acceptable to Parent in its sole discretion), or (B) a final notification under section 26(1)(b) of the NSIA.
“NSIA Provisions” has the meaning set forth in the definition of “NSIA Clearance”.
“NYSE American” means the New York Stock Exchange American.
“OFAC” has the meaning set forth in Section 3.19.
“Open Source Software” means any software that is subject to a license or other agreement commonly referred to as “free software” or as “open source software” or under any licensing or distribution models similar to open source, including (a) software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to the following: the Artistic License, the BSD License, the Apache License, the Mozilla Public License, the GNU General Public License (GPL) or Lesser/Library GPL, or the Sun Community Source License or (b) any other similar “open source”, “free software” or “sharealike” license.
“Order” means any order, writ, assessment, decision, injunction, decree, judgment, ruling, award, settlement or stipulation issued, promulgated or entered into by or with any Governmental Authority.
“Ordinary Course of Business” means the ordinary course of business.
“Other Transaction Authority Agreement” means any Contract between the Company, on the one hand, and a Governmental Authority, on the other, awarded under the authority of Sections 4021 or 4022, Title 10, U.S. Code.
“Outbound Intellectual Property Contracts” means any Contracts pursuant to which any person (other than the Company or its Subsidiaries) is granted rights by the Company or its Subsidiaries to Exploit any Company Intellectual Property or Company Technology, or pursuant to which the Company or any of its Subsidiaries otherwise grant any rights under or with respect to any Intellectual Property or Technology to any third person, including all modifications, amendments and supplements thereto and waivers thereunder, other than Contracts entered into in the Ordinary Course of Business providing for (a) the non-exclusive license granted by the Company or its Subsidiaries of any Intellectual Property or Technology that is incidental to the purpose of such agreement, such as licenses to use feedback and suggestions and licenses authorizing the use of brand materials for marketing purposes, and no other license grants by the Company or its Subsidiaries, (b) the license of any Intellectual Property or Technology to any employee, contractor, subcontractor, or consultant of the Company or any of its Subsidiaries solely for the purpose of the performance of services for the benefit of the Company or its Subsidiaries, and no other license grants by the Company or its Subsidiaries, and (c) nondisclosure agreements.
“Outside Date” has the meaning set forth in Section 8.01(b)(i).
“Out-of-the-Money Option” means each Company Stock Option which has a per share exercise price that is equal to or greater than the Per Share Merger Price.
“Owned Intellectual Property” means any and all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Owned Technology” means any and all Technology owned or purported to be owned by the Company or any of its Subsidiaries.
“Parent” has the meaning set forth in the Preamble.
“Parent 401(k) Plan” has the meaning set forth in Section 6.11(c).
“Parent Disclosure Letter” means the disclosure letter delivered by the Parent, Silk USA and Merger Sub to the Company on the date of this Agreement.
“Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, with all other Effects, prevents or materially interferes with, or would reasonably be expected to prevent or materially interfere with, the consummation by Parent, Silk USA or Merger Sub of the Merger by the Outside Date in accordance with the terms hereof or applicable Law.
“Parent Related Party” means the respective, direct or indirect, former, current or future, officers, directors, partners, stockholders, managers, members or Affiliates of each of Parent, Silk USA and Merger Sub.
“Patents” has the meaning set forth in the definition of “Intellectual Property.”
“Party” or “Parties” has the meaning set forth in the Preamble.
“Paying Agent” has the meaning set forth in Section 2.03(a).
“PDF” shall mean portable document format.

“Per Share Merger Price” has the meaning set forth in Section 2.01(c).
“Permitted Liens” mean: (a) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other similar Liens arising or incurred in the Ordinary Course of Business or by operation of Law; (b) any Lien for current Taxes, assessments and other governmental charges or levies not yet due and payable, or being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP; (c) all Liens created or incurred by any owner, landlord, sublandlord or other person in title; (d) all licenses and covenants not to assert granted with respect to Owned Intellectual Property to any person in the Ordinary Course of Business; (e) pledges and deposits to secure the performance of bids, trade Contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the Ordinary Course of Business; (f) easements, encroachments, declarations, covenants, conditions, reservations, limitations and rights of way (unrecorded and of record) and other similar restrictions or encumbrances of record, zoning, building and other similar ordinances, regulations, variances and restrictions, and all defects or irregularities in title, including any condition or other matter, if any, that may be shown or disclosed by a survey or physical inspection; (g) with respect to any Leased Real Property (i) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien on the lessor’s interest therein, and (ii) any Liens encumbering the underlying fee title of the real property of which the Leased Real Property is a part; and (h) reversionary rights in favor of landlords under any real property leases.
“person” means an individual, corporation (including not-for-profit corporation), general or limited partnership, limited liability company, joint venture, association, trust, estate, association, Governmental Authority, unincorporated organization or other entity or group.
“Personal Information” means any information (a) relating to an identified or identifiable natural person individual, which includes, without limitation, name, address, telephone number, email address, financial account number, health related information, government-issued identifier, and any other data used or intended to be used to identify, contact or locate a person; or (b) defined as “personal information”, “personal data”, “personally identifiable information” or any similar term under applicable Laws.
“Pre-Closing Period” has the meaning set forth in Section 5.01.
“Privacy Commitments” has the meaning set forth in Section 3.15(n).
“Privacy Laws” means any applicable Law that governs the Processing of Personal Information or that relates to privacy, data security, data or security breach notification, Processing and security of payment card information, and email, text message, or telephone communications, any penalties and compliance with any order, including, without limitation, the Gramm-Leach-Bliley Act, the Telephone Consumer Privacy Act, the Fair Credit Reporting Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act, the Health Insurance Portability and Accountability Act, the Federal Trade Commission Act, the California Consumer Privacy Act, the California Privacy Rights Act, the California Online Privacy Protection Act and other United States state laws concerning privacy that may apply from time to time, the UK Data Protection Act 2018, the Information Technology Act, 2000, the Personal Information Protection Act of the Republic of Korea, Information Technology (Reasonable security practices and procedures and sensitive personal data or information) Rules, 2011, and other laws of the Republic of India concerning privacy, the China Personal Information Protection Law, the European General Data Protection Regulation (the “GDPR”), EU Directive 95/46/EC, EU Directive 2002/58/EC and any Laws or regulations implementing either or both of the GDPR, EU Directive 95/46/EC and EU Directive 002/58/EC.
“Proceeding” means any action, suit, claim (or counterclaim), charge, complaint, litigation, arbitration, mediation, grievance, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, any court or other Governmental Authority or any arbitrator or arbitration or mediation panel.
“Process” or “Processing” means any operation or set of operations which is performed on Personal Information, such as the use, collection, processing, storage, recording, organization, adaption, alteration, transfer, retrieval, consultation, disclosure, dissemination or combination of such Personal Information.

“Proxy Statement” has the meaning set forth in Section 6.01(a).
“Public Official” means (a) any director, officer, employee or representative of any Governmental Authority; (b) any director, officer, employee or representative of any commercial enterprise that is owned or controlled by a Governmental Authority; (c) any director, officer, employee or representative of any public international organization, such as the International Monetary Fund, the United Nations or the World Bank; (d) any person acting in an official capacity for any Governmental Authority, enterprise, or organization identified above; and (e) any political party, party official or candidate for political office.
“Qualifying Subsidiary” has the meaning set forth in Section 10.06.
“Release” means any release, spill, emission, leaking, pumping, discharging, injecting, escaping, leaching, dumping or disposing into or through the environment.
“Representative” means, with respect to any person, any Subsidiary of such person and such person’s and each of its respective Subsidiaries’ directors, officers, employees, investment bankers, financial advisors, attorneys, accountants or other advisors, agents or representatives.
“RSU Agreement” has the meaning set forth in Section 2.04(b).
“Sanctions” has the meaning set forth in Section 3.19.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” has the meaning set forth in Section 3.05(b).
“Security Incident” shall mean any accidental or unauthorized access, use, loss, disclosure, alteration, destruction, compromise or other unauthorized Processing of any data or Personal Information owned by the Company or provided by the Company’s customers.
“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Series B Charter Amendment” means that certain Certificate of Amendment to the Certificate of Designations of the Series B Convertible Preferred Stock of the Company in the form attached hereto as Exhibit B.
“Silk USA” has the meaning set forth in the Preamble.
“Specified Foreign Merger Control Laws” has the meaning set forth in Section 6.03(a).
“Standards Organizations” has the meaning set forth in Section 3.15(e).
“Stillwater” has the meaning set forth in the Recitals.
“Stillwater Stockholders” has the meaning set forth in the Recitals.
“Stockholders’ Meeting” has the meaning set forth in Section 6.01(c).
“Subsidiary” means, with respect to any person, any corporation, partnership, limited liability company or other entity in which such person owns an amount of the voting securities, other voting rights or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, directly or indirectly, owns or controls more than 50% of the equity interests).
“Subsidiary Charter Documents” has the meaning set forth in Section 3.02.
“Superior Proposal” means a bona fide written Acquisition Proposal not solicited in breach of Section 5.02 (except that, for purposes of this definition, the references in the definition of “Acquisition Proposal” to “15%” shall be replaced by “50%”) made by a Third Party on terms that the Company Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor, to be more favorable, from a financial point of view, to the holders of Company Capital Stock than the

Merger, taking into account the relevant terms and conditions contained therein, the person making the Acquisition Proposal, the likelihood of the consummation of the Acquisition Proposal.
“Support Agreement” has the meaning set forth in the Recitals.
“Surviving Corporation” has the meaning set forth in Section 1.01.
“Takeover Law” means any “fair price,” “moratorium,” “control share acquisition,” “interested stockholder,” “business combination” or other form of anti-takeover statute or regulation.
“Tax” or “Taxes” means all: (a) taxes, charges, withholdings, fees, levies, imposts, duties and governmental fees or other like assessments or charges of any kind whatsoever in the nature of taxes imposed by any United States federal, state, local or foreign or other taxing authority (including those related to income, net income, gross income, receipts, capital, windfall profit, severance, property (real and personal), sales, goods and services, use, business and occupation, license, excise, registration, franchise, employment, payroll (including social security contributions), withholding, alternative or add-on minimum, intangibles, ad valorem, transfer, gains, stamp, customs, duties, estimated, transaction, title, capital, paid-up capital, profits, premium, value added or recording tax); and (b) interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Authority in connection with any item described in clause (a).
“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, form, election, certificate or other document (including any amendment thereto) filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection, deposit, remittance, withholding or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any applicable Law relating to any Tax.
“Technology” means, collectively, any technology, information, or embodiments of any Intellectual Property, in electronic, written or any other form, including designs, formulae, specifications, research and development information, technical information, design and manufacturing schematics, manufacturing and other processes, procedures, algorithms, data, databases, methods, techniques, ideas, know-how, concepts, inventions, invention disclosures, discoveries, developments, creations, works of authorship, improvements, derivative works, products, hardware, and software and other similar materials (including firmware or software in the form of source code, object code, byte code or other format and any bug fixes, patches, updates, upgrades or modifications thereto).
“Third Party” means any Person, including any “group” (as defined in Section 13(d) of the Exchange Act and the rules promulgated thereunder), other than Parent, Silk USA and Merger Sub.
“Trade Compliance Laws” has the meaning set forth in Section 3.19.
“Trade Secret” has the meaning set forth in the definition of “Intellectual Property.”
“Transaction Litigation” means any Proceeding commenced or threatened in writing against any Party or any of its Affiliates (including any members of the Board of Directors of the Company) by or on behalf of any holder of Company Capital Stock relating to, arising out of or involving this Agreement, the Merger or any of the other transactions contemplated hereby or that would otherwise prevent or materially impede, interfere with, hinder or delay the consummation of the Merger and the other transactions contemplated by this Agreement.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar state, local or foreign Law or regulation requiring advance notification of a mass layoff or plant closing or other similar event requiring advance notice or pay in lieu thereof to any employee or former employee of the Company, employee representative or Governmental Authority.
“Warrants” has the meaning set forth in Section 2.06.
“Willful Breach” means with respect to any breaches or failures to perform any of the covenants or other agreements contained in this Agreement, a material breach that is a consequence of a deliberate act or a deliberate failure to act undertaken by the breaching Party with actual knowledge that such Party’s act or failure to act would result in or constitute a material breach of this Agreement.
Section 9.02   Interpretation.
(a)   When a reference is made in this Agreement to an Article, a Section, Annex or Exhibit, such reference shall be to an Article or a Section of, or an Annex or an Exhibit to, this Agreement unless otherwise indicated. References to clauses without a cross-reference to a Section or subsection are references to clauses within the same Section or subsection. All Exhibits, Annexes and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit, Annex or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement.
(b)   The table of contents, headings, captions and index of defined terms contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(c)   Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The word “will” shall be construed to have the same meaning and effect of the word “shall.” The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” When used in this Agreement, references to (i) “dollars” and “$” shall refer to U.S. dollars and (ii) to “days” shall be to calendar days unless otherwise indicated. Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively. No summary of this Agreement or any Exhibit, Annex, Schedule or other document delivered herewith prepared by or on behalf of any party will affect the meaning or interpretation of this Agreement or such Exhibit, Annex or Schedule.
(d)   Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York, New York, U.S.A., unless otherwise specified.
(e)   The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting or causing any instrument to be drafted.
(f)   References to a person are also to its permitted successors and assigns. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
(g)   Any term contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.
(h)   Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to (x) any Contract, instrument or statute shall be deemed to refer to such Contract, instrument or statute, as amended, as of such date, and (y) any rules or regulations promulgated under any such statute, in each case, as of such date).
(i)   When calculating the period of time before which, within which, or following which any act is to be done or step taken pursuant to this Agreement, (i) the date that is the reference date in calculating such period shall be excluded and (ii) if the last day of such period is not a Business Day, the period in question shall end on the next succeeding Business Day.
(j)   Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Parent and the Surviving Corporation to cause such Subsidiary to take such action. Whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Merger Sub to take such action.
(k)   Any statement in this Agreement to the effect that any information, document or other material has been “furnished,” “delivered” or “made available” to Parent or any of its Representatives shall, in the case of information, documents, or materials subject to ITAR, be satisfied by the Company or its Representatives making such information, documents or materials available for review by “U.S. persons” only (as the term “U.S. person” is defined by the ITAR) at Parent or Parent’s counsel.
ARTICLE X
GENERAL PROVISIONS
Section 10.01   Nonsurvival of Representations and Warranties.   None of the representations, warranties, covenants or agreements in this Agreement or in any certificate, exhibit, schedule or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants or agreements, shall survive beyond the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time (including the covenants and agreements in Section 6.05, Section 6.11, and this Article X).
Section 10.02   Expenses.   Except as otherwise provided in this Agreement, including Section 8.03, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the Party incurring such fees or expenses, whether or not the Merger or any of the other transactions contemplated by this Agreement are consummated.
Section 10.03   Notices.   All notices and other communications hereunder shall be in writing in one of the following formats and shall be deemed given upon the earlier of actual receipt or (a) upon delivery if personally delivered by hand providing proof of delivery; (b) on the date sent by email or facsimile (provided that no “bounce back” or similar message of non-delivery is received with respect thereto); or (c) when delivered if sent by a courier (with confirmation of delivery) if received prior to 5 p.m. New York City time on a Business Day in New York City, otherwise such notice or communication shall be deemed not to have been received until the next succeeding Business Day in New York City; in each case to the Party to be notified at the following address:
If to Parent, Silk USA or Merger Sub, to:
Samsung Display Co., Ltd.
1 Samsung-Ro, Giheung-Gu
Yong-In City, Gyeonggi-Do, Korea 17113
Attention:
Email:
with copies (which shall not constitute notice) to:
O’Melveny & Myers LLP
23F Meritz Tower
382 Gangnam-daero
Gangnam-gu, Seoul, Korea 06232
Attention: Daniel Kim
Email: dkim@omm.com

and
O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
Attention: Brad Finkelstein; Noah Kornblith
Email: bfinkelstein@omm.com; nkornblith@omm.com
if to the Company, to:
eMagin Corporation
700 South Drive, Suite 201
Hopewell Junction, NY 12533
Attention:
Email:
with copies (which shall not constitute notice) to:
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Attention: John Reiss; Ross Sturman
Email: jreiss@whitecase.com; ross.sturman@whitecase.com
Section 10.04   Entire Agreement.   This Agreement (including the Exhibits hereto, the Parent Disclosure Letter and the Disclosure Letter), together with the Confidentiality Agreement, constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement and the Confidentiality Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement, the Parent Disclosure Letter, and the Disclosure Letter (other than an exception expressly set forth as such in the Parent Disclosure Letter or Disclosure Letter), the statements in the body of this Agreement will control.
Section 10.05   No Third-Party Beneficiaries.   Except (i) for the provisions of Section 6.05, and (ii) the right of the Company, on behalf of its stockholders, to pursue damages in the event of Parent’s, Silk USA’s or Merger Sub’s fraud or Willful Breach of this Agreement, which shall be deemed in such event to be damages of the Company, and (iii) following the Effective Time, the rights of the Company’s stockholders and holders of Company Equity Awards to receive the Merger Consideration and other payments pursuant to Article II, neither this Agreement nor any other agreement contemplated hereby is intended to or shall confer upon any person (including any Company Related Party or Parent Related Party) other than the Parties hereto and thereto any benefits, obligations, liabilities, or legal or equitable rights or remedies. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.05 without notice or liability to any other person. The representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters.
Section 10.06   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each of the other Parties, and any assignment without such consent shall be null and void; provided, however, that, prior to the Closing, (i) Parent, Silk USA and Merger Sub may assign this Agreement (in whole but not in part) to any of Parent’s direct or indirect wholly owned Subsidiaries (only to the extent any such subsidiary (each a “Qualifying Subsidiary”) (A) remains a direct or indirect wholly owned Subsidiary of Parent and (B) is organized and tax resident in either the Republic of Korea or the United States), and (ii) Silk USA may transfer to Parent, or any of its or Parent’s Qualifying Subsidiaries (so long as such Subsidiary remains a Qualifying Subsidiary) the beneficial ownership of capital stock of Merger Sub, in each case after providing written notice thereof to the Company at least five (5) Business Days prior to such assignment or transfer; provided, that (i) no such assignment or transfer by any Party shall be permitted if such assignment would, or would reasonably be expected to, prevent or materially delay such Party from performing their respective obligations under this Agreement and (ii) no such assignment or transfer shall relieve such Party of any of its obligations hereunder. Subject to the immediately preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
Section 10.07   Consent to Jurisdiction; Venue; Governing Law.   This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Each of the Parties hereto irrevocably agrees that any legal action or Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom. Each of the Parties hereto hereby irrevocably submits with regard to any such legal action or Proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or Proceeding with respect to this Agreement: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 10.07; (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or Proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or Proceeding is improper, (iii) a Party has objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgement attachment, post-judgement attachment or execution) or (iv) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the Parties hereto agrees that service of process upon such Party in any such action or Proceeding shall be effective if such process is given as a notice in accordance with Section 10.03. Parent agrees that if the Company obtains a judgment against Parent, Silk USA and/or Merger Sub in any Delaware Court arising out of or relating to this Agreement or the transactions contemplated hereby, the Company may bring any Proceeding with respect to the recognition and enforcement thereof in a court in the Republic of Korea, and Parent hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, any contention that such judgment of any of the Delaware Courts may not be recognized and/or enforced in whole or in part.
Section 10.08   Waiver of Jury Trial.   Each Party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in any Proceeding directly or indirectly based upon, relating to or arising out of this Agreement or any transaction contemplated hereby or the negotiation, execution or performance hereof or thereof. Each Party certifies and acknowledges that (a) no Representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of any Proceeding, seek to enforce the foregoing waiver, (b) each Party understands and has considered the implication of this waiver, (c) each Party makes this waiver voluntarily, and (d) each Party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.08.
Section 10.09   Specific Performance; Remedies.   The Parties agree that irreparable injury for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the

Parties hereto do not perform any of the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof and thereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court having jurisdiction related to this Agreement as provided in Section 10.07 may seek such an injunction without the necessity of demonstrating damages or posting a bond or other security in connection with any such injunction. To the extent any Party brings a Proceeding to enforce specifically the performance of the terms and provisions of this Agreement (other than an action to specifically enforce only provisions that expressly survive the termination of this Agreement) when available to such Party pursuant this Section 10.09, the Outside Date shall automatically be extended to the later of: (i) the thirtieth (30th) Business Day following the resolution of such Proceeding, or (ii) such other time period established by the court presiding over such Proceeding.
Section 10.10   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in a mutually acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.
Section 10.11   Counterparts; Facsimile and Electronic Signatures.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by PDF, each of which shall be deemed an original.
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IN WITNESS WHEREOF, Parent, Silk USA, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.
SAMSUNG DISPLAY CO., LTD.
By:
/s/ Kwonyoung Choi

Name:
Kwonyoung Choi

Title:
Executive Vice President and Chief Strategy Officer

EMERALD INTERMEDIATE, INC.
By:
/s/ Seo Young Son

Name:
Seo Young Son

Title:
President and Chief Executive Officer

EMERALD MERGER SUB, INC.
By:
/s/ Seo Young Son

Name:
Seo Young Son

Title:
President and Chief Executive Officer

EMAGIN CORPORATION
By:
/s/ Andrew G. Sculley

Name:
Andrew G. Sculley

Title:
Chief Executive Officer

[Signature Page to the Merger Agreement]

Annex B
May 16, 2023
The Board of Directors
eMagin Corporation
700 South Drive, Suite 201
Hopewell Junction, NY 12533
Ladies and Gentlemen:
We understand that eMagin Corporation, a Delaware corporation (the “Company”), is considering a transaction whereby Emerald Intermediate, Inc., a Delaware corporation (“Silk USA”) and wholly owned subsidiary of Samsung Display Co., Ltd., a Korean corporation (“Parent”), will effect a merger involving the Company and Emerald Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Silk USA (“Merger Sub”).
Pursuant to the terms of an Agreement and Plan of Merger (the “Agreement”), among the Company, Parent, Silk USA and Merger Sub, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation, as a result of which the Company will become a wholly owned subsidiary of Silk USA (the “Transaction”), and all of the issued and outstanding shares of the common stock, par value $0.001 per share, of the Company (the “Shares”), other than (i) Shares held by the Company or any wholly owned subsidiary of the Company (or held in the Company’s treasury), (ii) Shares held by Parent, Silk USA or Merger Sub, to the extent applicable, and (iii) Dissenting Shares (as defined in the Agreement), will be converted into the right to receive, for each outstanding Share, $2.08 in cash (the “Per Share Merger Price”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the Shares (other than (i) Shares held by the Company or any subsidiary of the Company (or held in the Company’s treasury), (ii) Shares held by Parent, Silk USA, Merger Sub or any other Affiliate of Parent or Silk USA, to the extent applicable, (iii) Dissenting Shares (as defined in the Agreement) and (iv) any Shares issued to the Stillwater Stockholders (as defined in the Agreement) upon conversion of the Company Series B Convertible Preferred Stock (as defined in the Agreement) before the consummation of the Transaction (the shares referred to in clauses (i), (ii), (iii) and (iv), “Excluded Shares”)) of the Per Share Merger Price to be received by the holders of the Shares (other than the Excluded Shares) in the Transaction.
Nomura Securities International, Inc. (“Nomura”) has acted as financial advisor to the Company in connection with the Transaction and will receive fees for its services, including a fee which is payable in connection with this opinion and an additional fee which is contingent upon consummation of the Transaction. In addition, the Company has also agreed to reimburse Nomura’s expenses and indemnify Nomura against certain liabilities arising out of its engagement. During the past two years, Nomura and its affiliates have not provided any investment banking or other financial services to Parent, Silk USA or their affiliates, for which Nomura and its affiliates have received compensation. Nomura and its affiliates may provide investment banking and other financial services to Parent, Silk USA or their affiliates in the future, for which Nomura and its affiliates may receive compensation. Nomura and its affiliates are engaged in financial services, including, without limitation, investment banking, financial advisory, corporate finance, retail banking, securities and derivatives trading, asset finance, merchant banking and asset management. In the ordinary course of business, Nomura, its successors and affiliates may hold or trade, for their own accounts and the accounts of their customers, the equity, debt or other securities or financial instruments (including bank loans and other obligations) of the Company or of affiliates of Parent or Silk

USA or any currency or commodity that may be involved in the Transaction and, accordingly, may at any time hold a long or short position in such securities, instruments, currencies or commodities (or in related derivatives).
Although this opinion was approved by our Fairness Opinion Committee, our opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Transaction. Our opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Transaction. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Per Share Merger Price to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, any allocation of the Per Share Merger Price or the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company. In rendering this opinion, we have assumed, with your consent, that (i) the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed, (ii) the parties to the Agreement will comply with all material terms of the Agreement and (iii) the Transaction will be consummated in accordance with the terms of the Agreement without any adverse waiver or amendment of any material term or condition thereof. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or the expected benefits of the Transaction in any way meaningful to our analysis. We are not legal, regulatory, tax or accounting experts and have relied on the assessments made by the Company and its advisors with respect to such issues.
In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company; (ii) reviewed certain internal financial information and other data relating to the business and financial prospects of the Company that were provided to us by the management of the Company and not publicly available, including financial forecasts and estimates prepared by management of the Company (the “Internal Data”); (iii) conducted discussions with members of the senior management of the Company concerning the Internal Data; (iv) reviewed publicly available financial and stock market data with respect to certain other companies we believe to be generally relevant; (v) compared the financial terms of the Transaction with the publicly available financial terms of certain other transactions we believe to be generally relevant; (vi) reviewed current and historical market prices of the Shares; (vii) reviewed a draft of the Agreement dated May 11, 2023; and (viii) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.
In connection with our review, with your consent, we have not assumed any responsibility for independent verification of any of the information provided to or reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. We also have not evaluated, and do not express an opinion as to the impact of the Transaction on, the solvency, viability or fair value of the Company under any state or federal law relating to bankruptcy, insolvency or similar matters or the ability of the Company to pay its obligations when they become due. We have assumed, at your direction, that the Internal Data (including, without limitation, the financial forecasts and estimates referred to above) have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. The Company provided us with financial forecasts and estimates covering two scenarios: (i) a “base case” scenario, and (ii) an illustrative case assuming additional revenues and profits in the future from licensing the Company’s dPd and WOLED+CF technology (the “illustrative upside case”). At the Company’s direction, only the base case was used in our financial analysis for purposes of our opinion; the illustrative upside case was considered for informational purposes only and was not part of our financial analysis. In addition, we have assumed with your approval that the financial forecasts and estimates referred to above will be achieved at the times and in the amounts projected. We express no view or opinion as to the Internal Data or the assumptions on which it is based. We express no opinion regarding the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the compensation to the public shareholders of the Company, in connection with the Transaction. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise or reaffirm this opinion.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Per Share Merger Price to be received by holders of the Shares (other than the Excluded Shares) in the Transaction is fair, from a financial point of view, to such holders.
This opinion is provided for the benefit of the Board of Directors in connection with, and for the purpose of, its evaluation of the Per Share Merger Price in the Transaction and may not be disclosed to any third party or used for any other purpose without the prior written consent of Nomura. However, this opinion may be reproduced in full in any proxy statement mailed to shareholders of the Company.
Very truly yours,
/s/ Nomura Securities International, Inc.
Nomura Securities International, Inc.

Annex C
SUPPORT AGREEMENT
SUPPORT AGREEMENT, dated as of May 17, 2023 (this “Support Agreement”), among Samsung Display Co., Ltd., a Korean corporation (“Parent”), and the undersigned stockholders of eMagin Corporation, a Delaware corporation (the “Company”), listed on the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”).
W I T N E S S E T H:
WHEREAS, Parent, Emerald Intermediate, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Silk USA”), and Emerald Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Silk USA (“Merger Sub”), and the Company propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of Merger Sub with and into the Company, with the Company surviving the Merger and becoming a wholly-owned subsidiary of Silk USA;
WHEREAS, the Stockholders own the number of shares of Company Capital Stock set forth on Schedule A hereto (collectively, the “Subject Shares”);
WHEREAS, as a condition and an inducement to Parent’s willingness to enter into the Merger Agreement, Parent has requested that the Stockholders agree, and the Stockholders have agreed, to enter into this Support Agreement in connection with the Merger Agreement; and
WHEREAS, concurrently with the execution and delivery of this Support Agreement, the Stockholders, constituting holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, have approved the Merger Agreement and the Merger;
WHEREAS, concurrently with the execution and delivery of this Support Agreement, the Stockholders, constituting holders of a majority of the outstanding shares of Company Series B Convertible Preferred Stock, have approved the Series B Charter Amendment (in the form attached hereto as Exhibit A) and the Company has validly filed the Series B Charter Amendment with the Secretary of State of the State of Delaware such that the Series B Charter Amendment is effective;
WHEREAS, in consideration of the execution of the Merger Agreement by Parent, each Stockholder is hereby agreeing to enter into this Support Agreement and to vote the Subject Shares in accordance with the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
Section 1.   Representations and Warranties of the Stockholders.   Each Stockholder hereby represents and warrants as to only itself, himself or herself (severally and not jointly) to Parent as follows:
(a)   Authority.   The Stockholder has all requisite corporate power and authority to execute and deliver this Support Agreement, to perform the Stockholder’s obligations hereunder (including, without limitation, Section 3(c)) and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Stockholder of this Support Agreement, the performance by the Stockholder of Stockholder’s obligations hereunder (including, without limitation, Section 3(c)) and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of such Stockholder, and no other actions or proceedings on the part of the Stockholder are necessary to authorize the execution and delivery by the Stockholder of this Support Agreement, the performance by the Stockholder of such Stockholder’s obligations hereunder (including, without limitation, Section 3(c)) and the consummation of the transactions contemplated hereby.

(b)   Execution; Delivery; Enforceability.   The Stockholder has duly executed and delivered this Support Agreement, and this Support Agreement constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other person is required to be obtained or made by or with respect to such Stockholder in connection with the execution and delivery of this Support Agreement, the performance by the Stockholder of such Stockholder’s obligations hereunder (including, without limitation, Section 3(c)) or the consummation of the transactions contemplated hereby, other than such reports, schedules or statements under Section s 13(d) and 16 of the 1934 Act as may be required in connection with this Support Agreement and the transactions contemplated hereby.
(c)   No Conflict.   The execution and delivery of this Support Agreement by the Stockholder do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by the Stockholder will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the shares of Company Capital Stock beneficially owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which such Stockholder is bound, or any law, rule, regulation, judgment, order or decree by which the Stockholder is bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, materially prevent or delay consummation of the Merger and the transactions contemplated by the Merger Agreement and this Support Agreement or otherwise prevent or materially delay the Stockholder from performing its obligations under this Support Agreement.
(d)   The Subject Shares.   The Stockholder is the beneficial owner of the Subject Shares listed on Schedule A hereto across from his, her or its name, free and clear of any Lien (other than any restrictions or rights created by this Support Agreement, under applicable federal or state securities laws or pursuant to any written policies of the Company with respect to the trading of securities in connection with insider trading restrictions, applicable securities laws and similar consideration). The Subject Shares constitute the Stockholder’s entire interest in the outstanding shares of capital stock of the Company. The Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Support Agreement, in each case with respect to all of the Subject Shares, with no limitations, qualifications or restrictions on such rights (other than any restrictions or rights created by this Support Agreement). None of the Subject Shares owned by such Stockholder are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as contemplated by this Support Agreement. Notwithstanding anything to the contrary set forth herein, any shares of capital stock or other securities of the Company that the Stockholder purchases or otherwise acquires beneficial ownership after the date of this Support Agreement and during the Support Period shall be deemed Subject Shares and subject to the terms and conditions of this Support Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Support Agreement shall apply to the resulting securities.
(e)   Absence of Litigation.   There is no Proceeding (whether judicial, arbitral, administrative or other) pending against or, to the knowledge of the Stockholder, threatened against or affecting, such Stockholder or the Subject Shares that could reasonably be expected to impair or affect the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
(f)   Reliance.   The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Support Agreement.

Section 2.   Representations and Warranties of Parent.   Parent hereby represents and warrants to each Stockholder as follows:
(a)   Authority.   Parent has all requisite corporate power and authority to execute and deliver this Support Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Support Agreement, the performance by Parent of its obligations hereunder and consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Parent, and no other actions or proceedings on the part of Parent are necessary to authorize the execution and delivery by Parent of this Support Agreement, the performance by Parent of Parent’s obligations hereunder and the consummation of the transactions contemplated hereby.
(b)   Execution; Delivery; Enforceability.   Parent has duly executed and delivered this Support Agreement, and this Support Agreement constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other person is required to be obtained or made by or with respect to Parent in connection with the execution and delivery of this Support Agreement, the performance by Parent of its obligations hereunder or the consummation of the transactions contemplated hereby, other than (i) reports, schedules or statements by Parent under Section s 13(d) and 16 of the 1934 Act as may be required in connection with this Support Agreement and the transactions contemplated hereby and (ii) such consents, registrations or filings the failure of which to be obtained or made would not have a material adverse effect on Parent’s ability to perform its obligations hereunder.
(c)   No Conflict.   The execution and delivery of this Support Agreement by Parent do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by Parent will not, conflict with, result in a breach or violation of or default (with or without notice or lapse of time or both) under, give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the shares of Company Capital Stock beneficially owned by such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which Parent is bound, or any law, rule, regulation, judgment, order or decree by which Parent is bound, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, materially prevent or delay consummation of the Merger and the transactions contemplated by the Merger Agreement and this Support Agreement or otherwise prevent or materially delay Parent from performing its obligations under this Support Agreement.
Section 3.   Covenants of the Stockholders.
(a)   Support.   At all times during the Support Period (as defined below), each Stockholder covenants and agrees as follows:
(i)   Agreement to Vote.   At every meeting of the stockholders of the Company (and at every adjournment or postponement thereof) called to seek, and in every other circumstance in which a vote, action, written consent, resolution or other approval of the stockholders of the Company is proposed seeking, the Company Stockholder Approval, approval of the Merger, adoption of the Merger Agreement, or approval of any other transaction pursuant to or contemplated by the Merger Agreement, and any matter that would reasonably be expected to facilitate the consummation of the Merger (including, without limitation, any adjournment of any meeting of the stockholders in order to solicit additional proxies in favor of approval of the Merger and adoption of the Merger Agreement if there are not sufficient votes to obtain the Company Stockholder Approval, and any amendment to the Company Charter Documents to give effect to the Series B Charter Amendment), the Stockholder shall, and shall cause each holder of record on any applicable record date to (including via proxy), (A) if a meeting is held, deliver a duly executed proxy card to the Company directing that the Subject Shares be counted as present at such meeting for purposes of establishing a quorum and (B) cause to be voted the Subject Shares:

(1)   in favor of (w) granting the Company Stockholder Approval, (x) approving the Merger, (y) adopting the Merger Agreement, and (z) approving any other transaction pursuant to or contemplated by the Merger Agreement, and any other matter that would reasonably be expected to facilitate the consummation of the Merger (including, without limitation, any adjournment of any meeting of the stockholders in order to solicit additional proxies in favor of approval of the Merger and adoption of the Merger Agreement if there are not sufficient votes to obtain the Company Stockholder Approval, and any amendment to the Company Charter Documents to give effect to the Series B Charter Amendment); and
(2)   against (x) any Acquisition Proposal (other than the Merger Agreement and the Merger) without regard to the terms of such Acquisition Proposal, (y) any other matter (including, without limitation, any amendment to the Company Charter Documents and any change in the Company Board) that would reasonably be expected to impede, interfere with, delay, postpone or adversely affect the consummation of the Merger or any of the transactions contemplated by the Merger Agreement, and (z) any other action, transaction or agreement that could reasonably be expected to result in a breach of any representation, warranty, covenant or agreement of the Company in the Merger Agreement or of any Stockholder in this Support Agreement.
For the avoidance of doubt, any obligation pursuant to the foregoing clause (2) shall not be read to affect, reduce or eliminate the obligation of any Stockholder pursuant to clause (1).
(ii)   Consents and Waivers.   Each Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any Contracts to which such Stockholder is a party or pursuant to any rights such Stockholder may have.
(b)   No Transfer.   From the date hereof until the earlier of the expiration of the Support Period and obtaining the Company Stockholder Approval, other than pursuant to this Support Agreement, each Stockholder shall not, directly or indirectly, (A) sell, transfer, exchange, pledge or otherwise dispose of (collectively, “Transfer”) any Subject Shares to any person other than pursuant to the Merger, provided that the Stockholder shall be permitted to distribute all or any portion of the Subject Shares pursuant to (x) bona fide gifts to any member of the Stockholder’s immediate family or otherwise for estate planning purposes, (y) any Transfer occurring by will, testamentary document or intestate succession upon the death of a Stockholder who is an individual, or (z) community property laws or divorce decree; provided, further, that any such Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by all the terms of this Support Agreement, and any Transfer or attempted Transfer of any Subject Shares in violation of this Section 3(b) shall, to the fullest extent permitted by Law, be null and void ab initio, (B) permit to exist any Liens (other than those created by this Support Agreement) on any of the Subject Shares, (C) enter into any voting arrangement, whether by proxy, power of attorney, voting agreement, voting trust or otherwise, with respect to any Subject Shares, (D) enter into any swap or similar arrangement that transfers the economic consequences of ownership of the Subject Shares, (E) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder, and (F) make any offer or enter into any agreement providing for any of the foregoing; and
(c)   IRREVOCABLE PROXY.   At all times during the Support Period, (i) each such Stockholder hereby grants to Parent (and any designee of Parent) a proxy (and appoints Parent or any such designee of Parent as its attorney-in-fact) to vote, and to exercise all voting and consent rights of such Stockholder with respect to, the Subject Shares owned beneficially or of record by such Stockholder (including, without limitation, the power to execute and deliver written consents) in accordance with Section 3(a) at any annual, special, adjourned or postponed meeting of stockholders of the Company at which any of the transactions, actions or proposals contemplated by Section 3(a) are or will be considered and in every written consent in lieu of such meeting and (ii) such proxy and appointment shall (A) be irrevocable in accordance with the provisions of Section 212(e) of DGCL, (B) be coupled with an interest, and (C) survive the dissolution, bankruptcy or other incapacity of such Stockholder as well as the death, bankruptcy or other incapacity of such Stockholder; provided, that any grant of such proxy shall only entitle Parent or its designee to vote on the matters specified by Section 3(a), and each Stockholder shall retain the authority to vote on all other matters. Each Stockholder hereby revokes any proxy previously granted by such Stockholder with respect to the Subject Shares of such Stockholder. Each Stockholder hereby represents that any proxies heretofore given in respect of such Stockholder’s Subject Shares, if any, are revocable, and hereby revokes all such proxies, and that such Stockholder agrees not to grant any subsequent proxies with respect to such Subject Shares at any time during the Support Period, except to comply with its, his or her obligations under Section 3(a). Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 3(c), if it becomes effective, is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Support Agreement. Each Stockholder hereby ratifies and confirms all actions that the proxies appointed hereunder may lawfully do or cause to be done in accordance with this Support Agreement.
The “Support Period” shall commence on the date hereof and continue until the first to occur of (1) the Effective Time and (2) the date and time of the valid termination of the Merger Agreement in accordance with its terms.
(d)   Capacity.   Notwithstanding anything to the contrary in this Support Agreement, (i) each Stockholder is entering into this Support Agreement, and agreeing to become bound hereby, solely in its capacity as a stockholder of the Company and not in any other capacity (including without limitation any capacity as a director of the Company) and (ii) nothing in this Support Agreement shall obligate such Stockholder to take, or forbear from taking, any action as a director (including without limitation through the individuals that it has elected to the Company Board) or any other action, other than in the capacity as a Stockholder of the Company with respect to the voting of the Subject Shares as specified in Section 3(a).
(e)   Appraisal Rights.   Each Stockholder hereby irrevocably waives, and agrees not to exercise or assert, if applicable, any appraisal rights or rights of dissent (including, without limitation, under Section 262 of DGCL) in connection with the Merger.
(f)   No Solicitation.   Each Stockholder agrees that it will not, and will cause each of its Affiliates and its and their respective Representatives to not, directly or indirectly, take any action that the Company is prohibited from taking pursuant to Section 5.02 of the Merger Agreement.
(g)   Waiver of Certain Actions.   Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company, Silk USA, Merger Sub or any of their respective Subsidiaries or successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Support Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) alleging a breach of any duty of the Company Board or of the respective Board of Directors of Parent, Silk USA or Merger Sub in connection with the Merger Agreement, this Support Agreement or the transactions contemplated thereby or hereby.
(h)   Obligation to Update Schedule A.   The Stockholders agree that, in connection with any acquisitions or Transfers (to the extent permitted) of Subject Shares by any Stockholder, the Stockholders will, as promptly as practicable following the completion of such acquisition or Transfer, notify Parent in writing of such acquisition or Transfer and the parties will update Schedule A hereto to reflect the effect of such acquisition or Transfer.
Section 4.   Termination.   This Support Agreement shall terminate upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement, (c) the amendment of the Merger Agreement, without the prior written consent of the Stockholders, in a manner that affects the economics or material terms of the Merger Agreement in a manner that is adverse to the Company or its stockholders (including with respect to the reduction of or the imposition of any restriction on the Stockholders’ right to receive the Merger Consideration (as defined in the Merger Agreement), or any reduction in the amount or change in the form of the Merger Consideration), and (d) the date that is six (6) months after May 17, 2024 (or, if the Outside Date is automatically extended for 90 days pursuant to Section 8.01(b)(i) of the Merger Agreement, the date that is six (6) months after August 15, 2024).
Section 5.   Further Assurances; Notice of Certain Events.   Subject to the terms and conditions of this Support Agreement, each Stockholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Stockholder’s obligations under this Support Agreement. The Stockholders shall notify Parent in writing promptly of (a) any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of the Stockholders under this Support Agreement or of the covenants and agreements of the Stockholders under this Support Agreement and (b) the receipt by the Stockholders of any notice or other communication from any person alleging that the consent of such person is or may be required in connection with this Support Agreement; provided, however, that the delivery of any notice pursuant to this Section 5 shall not limit or otherwise affect the remedies available to any party.
Section 6.   General Provisions.
(a)   Amendments.   This Support Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.
(b)   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery), faxed (with confirmation), or sent by email (provided, that such email states that it is a notice defined pursuant to this Section 6(b)) to the Company and Parent in accordance with Section 10.03 of the Merger Agreement and to a Stockholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).
(c)   Interpretation.   The Section headings herein are for convenience of reference only, do not constitute part of this Support Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Support Agreement is made to a Section , such reference shall be to a Section of this Support Agreement unless otherwise indicated. Unless otherwise indicated, whenever the words “include,” “includes” or “including” are used in this Support Agreement, they shall be deemed to be followed by the words “without limitation.”
(d)   Severability.   The provisions of this Support Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Support Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Support Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
(e)   Specific Performance.   The parties hereto acknowledge that Parent may be irreparably harmed and that there may be no adequate remedy at law for a violation of any of the covenants or agreements of any party hereto set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to seek to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity. Each party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. The parties further agree that no party shall be required to obtain, secure, furnish or post any bond, security or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 6(e) and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, securing, furnishing or posting of any such bond, security or similar instrument.
(f)   Other Remedies.   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.
(g)   Counterparts.   This Support Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

(h)   Entire Agreement; No Third-Party Beneficiaries.   This Support Agreement, together with Schedule A hereto, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof. This Support Agreement is not intended to confer upon any person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns any rights or remedies hereunder.
(i)   Governing Law.   This Support Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.
(j)   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUPPORT AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPORT AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS SUPPORT AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUPPORT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(j).
(k)   Assignment.   No rights or obligations under this Support Agreement may be assigned or delegated by operation of applicable Law or otherwise. Any purported assignment or delegation in violation of this Support Agreement is void.
(l)   Consent to Jurisdiction.   The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Support Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom, and each of the parties hereto hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6(b) shall be deemed effective service of process on such party. The parties hereto agree that a final trial court judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.
(m)   Expenses.   All costs and expenses incurred in connection with this Support Agreement shall be paid by the party incurring such cost or expense, whether or not the Merger is consummated.
[Signature Page Follows]

IN WITNESS WHEREOF, each party has duly executed this Support Agreement, all as of the date first written above.
Samsung Display Co., Ltd.
By

Name:
Title:

 IN WITNESS WHEREOF, each party has duly executed this Support Agreement, all as of the date first written above.
STOCKHOLDER:
If an entity:
Name:

By:

Name:

Title:

If an individual:
Name:

SCHEDULE A
Stockholder [Stockholder]	Type of Subject Shares Number of Subject Shares [Common Stock / [ ] Series B Convertible Preferred Stock]
Notice
[Stockholder] c/o [    ] [Address] [Address] [Address] Attention: [    ] Fax: [    ] Email: [    ]
with a copy (which shall not constitute notice to the Stockholders) to:
[Address] [Address] [Address] Attention: [    ] Fax: [    ] Email: [    ]

Annex D
LOAN AND SECURITY AGREEMENT
THIS LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of May 17, 2023 (the “Effective Date”), among EMERALD INTERMEDIATE, INC., a Delaware corporation (“Lender”), SAMSUNG DISPLAY CO., LTD., a Korean corporation (“Parent”), and EMAGIN CORPORATION, a Delaware corporation (“Borrower”), provides the terms on which Lender shall lend to Borrower and Borrower shall repay Lender. The parties agree as follows:
1   ACCOUNTING AND OTHER TERMS
Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.
2   LOAN AND TERMS OF PAYMENT
2.1   Promise to Pay.   Borrower hereby unconditionally promises to pay Lender the outstanding principal amount of the Loan, accrued and unpaid interest thereon, and all other amounts payable hereunder as and when due in accordance with this Agreement.
2.2   Loan.
(a)   Availability.   Subject to the terms and conditions of this Agreement, upon five (5) Business Days’ prior written request from Borrower, Lender shall lend to Borrower the following (the “Loan”): (i) on the Effective Date (or as soon thereafter as the conditions to such borrowing under Section 4.1 of this Agreement are satisfied), an amount not to exceed Five Million Dollars ($5,000,000.00) (the “First Advance”), (ii) from the first Business Day after the two-month anniversary of the date of the Effective Date until the six-month anniversary of the date of the First Advance and thereafter, an amount not to exceed Five Million Dollars ($5,000,000.00) (the “Second Advance”), and (iii) on any Business Day after the earlier of (x) five-month anniversary of the date of the Second Advance and (y) the seventh-month anniversary of the Effective Date, an amount not to exceed Three Million Dollars ($3,000,000.00) (or such greater amount reasonably agreed by Lender and Borrower after good faith discussions, taking into consideration the actual cash needs of Borrower for the Proceeds Purpose and Collateral coverage, among other things, but which shall not in any event exceed Five Million Dollars ($5,000,000.00)) (the “Third Advance”). The cash proceeds of the Loan shall be used by Borrower solely for the Proceeds Purpose. For the avoidance of doubt, the advance amounts above are cumulative, such that the total amount of the advances could, subject to the terms and conditions of this Agreement, equal up to $15,000,000.
(b)   Repayment.   Borrower shall pay to Lender in cash the entire outstanding principal amount of the Loan plus all accrued and unpaid interest and all other outstanding Obligations on the Maturity Date. After repayment, the Loan may not be reborrowed.
(c)   Prepayment.
(i)   Voluntary Prepayment.   Borrower may at any time and from time to time prepay the Loan, in whole or in part, without premium or penalty, in an aggregate principal amount that is an integral multiple of $100,000 and not less than an aggregate principal amount equal to $500,000, provided Borrower (a) delivers written notice to Lender of its election to prepay such amount of the Loan at least three (3) Business Days prior to such prepayment, and (b) pays in cash, on the date of such prepayment (1) the aggregate principal amount of the Loan set forth in such written notice, plus (2) the accrued and unpaid interest on the Loan with respect to such principal amount set forth in such written notice. Each such notice of prepayment will specify the relevant Borrowing to be prepaid, the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid. Any such notice may be revocable or conditioned upon the consummation of other transactions, in which case such notice may be revoked or postponed by the Borrower (by notice to the Lender prior to 2:00 p.m. on the specified effective date) if such condition is not satisfied.
2.3   Payment of Interest on the Loan.
(a)    Interest Rate.   Subject to Section 2.3(b) and Section 2.3(d), the outstanding principal amount of the Loan and all interest not paid in cash when required to be paid in cash hereunder shall accrue interest at the Applicable Rate to be set on the first day of each semi-annual interest period. Interest shall be paid semi-annually on May 17 and November 17, with the first interest payment date being November 17, 2023. Borrower shall have the option to either pay all accrued and unpaid interest either in cash or in kind by adding to the aggregate outstanding principal amount of the Loan on each semi-annual interest payment date an amount equal to the amount of interest accrued and unpaid as of such date.
(b)   Default Rate.   Immediately upon the occurrence and during the continuance of an Event of Default, Borrower shall pay interest on overdue amounts hereunder at a rate per annum equal to two percentage points (2.0%) plus the rate that is otherwise applicable thereto (the “Default Rate”). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Lender.
(c)    Interest Computation.   Interest shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. In computing interest, (i) all payments received after 12:00 p.m. Eastern time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the Effective Date shall be included and the date of payment shall be excluded.
(d)   Maximum Interest.   Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lender an amount of interest in excess of the amount that would have been payable if all of the Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lender’s accrued interest, costs, expenses, professional fees and any other Obligations; and third, after all Obligations are repaid, the excess (if any) shall be refunded to Borrower.
2.4   Fees and Expenses.   Borrower shall pay to Lender all Lender Expenses incurred after the Termination Date, within thirty (30) days after demand by Lender.
2.5   Payments; Application of Payments.
(a)    Subject to Section 2.3(a), all payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. Eastern time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.
(b)   Subject to the terms of the Intercreditor Agreement, Lender has the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Lender shall allocate or apply any payments required to be made by Borrower to Lender or otherwise received by Lender under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

3   CREATION OF SECURITY INTEREST
3.1   Grant of Security Interest.   Borrower hereby grants Lender, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Lender, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.
3.2   Authorization to File Financing Statements.   Borrower hereby authorizes Lender to file financing statements under the UCC, without notice to Borrower, with all jurisdictions deemed reasonably necessary or appropriate by Lender to perfect or protect Lender’s interest or rights hereunder.
3.3   Termination.   If this Agreement is terminated, Lender’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as Lender’s obligation to make the Loan has terminated, Lender shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower.
3.4   Further Assurances.   Borrower agrees that it will execute any further instruments and take further action as Lender reasonably requests to perfect or continue Lender’s Lien in the Collateral.
4   CONDITIONS OF LOAN
4.1   Conditions Precedent to First Advance Loan.   Lender’s obligation to make the First Advance is subject to the condition precedent that:
4.1.1   Lender shall have received, in form and substance reasonably satisfactory to Lender, the following:
(a)    duly executed signatures of the Borrower to the Loan Documents;
(b)   a duly executed copy of the Merger Agreement, which shall be in full force and effect;
(c)    resolutions for Borrower approving the transactions contemplated by this Agreement and the other Loan Documents, certified as of the Effective Date by the secretary or similar officer of Borrower as being in full force and effect without modification or amendment;
(d)   UCC-1 financing statements in form reasonably satisfactory to Lender;
(e)    the consent of the lender under the Existing Credit Agreement; and
(f)    Lender shall have established a bank account within the United States, which shall occur within thirty (30) days of the Effective Date.
4.2   Conditions to Advances of the Loan.   The making of each advance of the Loan is subject to the additional conditions precedent that the Lender shall have received, in form and substance reasonably satisfactory to Lender:
(a)   no event shall have occurred and be continuing that constitutes an Event of Default;
(b)   all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Company Material Adverse Effect in the text thereof) as of the date of the applicable advance of the Loan;
(c)   a certificate of an officer of Borrower certifying that (i) the proceeds of the Loan are reasonably necessary to fund the Proceeds Purpose as determined by the Borrower in good faith and shall be used solely for the Proceeds Purpose and (ii) the conditions precedent to Lender’s obligation to make the Loan have been satisfied; and
(d)   the Termination Date shall not have occurred.

5   REPRESENTATIONS AND WARRANTIES
Borrower represents and warrants as follows:
5.1   Due Organization, Authorization; Power and Authority.   Borrower is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Borrower has all requisite corporate power and authority to: (i) conduct its business in the manner in which its business is currently being conducted; and (ii) own and use its assets in the manner in which its assets are currently owned and used, except where the failure to have such power or authority has not, and would not be reasonably expected to have a Company Material Adverse Effect. Borrower is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business requires such qualification or license, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Borrower’s exact legal name is that indicated in the preamble hereto and on the signature page hereof. Section 10 accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office). Borrower has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction.
The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, or (iii) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound except for such conflicts, contraventions, defaults, breaches, termination or acceleration under clauses (ii) or (iii) above as could not be reasonably expected to be material to the Borrower and its Subsidiaries, taken as a whole, or to the rights of Lender under this Agreement and the other Loan Documents. This Agreement and the other Loan Documents to which it is a party constitutes the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to the Bankruptcy and Equity Exception.
5.2   Merger Agreement.   The Merger Agreement represents the valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to the Bankruptcy and Equity Exception.
5.3   Proceeds Purpose.   The proceeds of the Loan are in the Borrower’s good-faith judgement necessary to fund the operations and working capital of Borrower and any transaction fees or other out of pocket expenses (including without limitation advisor and counsel fees relating to the Merger Agreement or any of the transactions contemplated thereby (the “Proceeds Purpose”) and shall be used solely for the Proceeds Purpose.
6   AFFIRMATIVE COVENANTS
Borrower shall do all of the following:
6.1   Approvals.
(a)    Obtain all of the approvals reasonably necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Lender in all of its property. Borrower shall promptly provide copies of any such obtained approvals to Lender.
6.2   Information.   Provide Lender with the following:
(a)   Debt Holder Notices.   Prior to the termination of the Existing Credit Agreement, promptly upon receipt or delivery thereof, copies of all material written notices and reports received or delivered in connection with the Existing Credit Agreement.
(b)   Notice of Default.   After the Effective Date, within five (5) business days of any of Borrower’s executive officers obtaining knowledge of any condition or event which constitutes an Event of Default or that any person has given written notice to Borrower or any Affiliate of Borrower or taken any other action with respect to a claimed Event of Default, an officer’s certificate describing the same and the period of existence thereof and specifying what action Borrower has taken, are taking and propose to take with respect thereto.
(c)   Quarterly Certification.   Within the later of (x) two (2) business days of the filing of the 10-Q or 10-K and (y) forty-five (45) days of the last day of each fiscal quarter of Borrower (nintey (90) days in respect of the fourth fiscal quarter), a certificate in the form attached hereto as Exhibit 1 from a financial officer of Borrower certifying the book value of assets as set forth therein (i.e., account receivables, inventory and fixed assets, together with each sub-line items) as may be properly classified as such in accordance with GAAP consistently applied as of the last day of such fiscal quarter, together with such supporting documentation as Lender may reasonably request.
(d)   Other Notices and Information.   After termination of the Existing Credit Agreement, promptly upon Lender’s request therefor, such further information reasonably related to or affecting the Collateral or the value thereof as Lender may from time to time reasonably require.
6.3   Insurance.
(a)    Solely from and after the Termination Date, until payment in full of the Obligations and termination of this Agreement, Borrower shall obtain and maintain in effect, at Borrower’s sole expense, policies of casualty insurance (i) as more specifically set forth on Exhibit D annexed to the Existing Credit Agreement as of the Effective Date, each of which shall have ratings of at least “A-VIII” by A.M. Best Company or (ii) if requested by the Borrower such other policies as otherwise reasonably approved by Lender.
(b)   Subject to Section 6.5(a), Borrower shall use commercially reasonable efforts to cause all property insurance policies maintained by Borrower to have a lender’s loss payable endorsement showing Lender as lender loss payee, all liability insurance policies shall show, or have endorsements showing, Lender as an additional insured, and Lender shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral.
(c)    After the repayment in full of the obligations under and termination of the Existing Credit Agreement, ensure that proceeds payable under any property policy are, at Lender’s option, payable to Lender on account of the Obligations.
6.4   Use of Proceeds.   Borrower shall use the proceeds of the Loan solely for the Proceeds Purpose.
6.5   Post-Closing Perfection Requirements.
(a)   Insurance.   Within thirty (30) days (or such longer period as approved by Lender (acting in its reasonable discretion)) after the Effective Date, Borrower shall have delivered to Lender evidence reasonably satisfactory to Lender that the insurance endorsements required by Section 6.3 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Lender.
(b)   Control Agreements.   Within thirty (30) days after the termination of the Existing Credit Agreement (or such longer period as approved by Lender (acting in its reasonable discretion)), with respect to all deposit accounts and securities accounts of Borrower in to which proceeds of Collateral are or may be deposited, Borrower shall (or thirty (30) days after opening such deposit account or securities account for each such deposit account and securities account opened after the termination date of the Existing Credit Agreement) deliver to Lender a control agreement fully executed by Borrower and the bank or financial institution at or with which any such deposit account or securities account is maintained by Borrower.
(c)   Landlord Consents.   After the termination of the Existing Credit Agreement, within thirty (30) days (or such longer period as approved by Lender (acting in its reasonable discretion)) of request therefor with respect to all leased locations for which a landlord agreement or similar agreement is reasonably requested by Lender, Borrower shall use commercially reasonable efforts to execute and deliver a landlord consent in customary form reasonably acceptable to Lender for each of such locations executed by the respective landlord thereof.

6.6   Other Covenants.   Solely from and after the Termination Date Borrower shall:
(a)   At all times be a corporation duly organized and in good standing under the laws of the State of Delaware, be duly qualified and existing in good standing in every other state in which the nature of Borrower’s business requires it to be qualified, except where the failure to be so qualified would not have a Material Adverse Effect.
(b)   At all times be, with respect to all Inventory, Equipment, intellectual property, cash collateral and other Collateral, the owner thereof free from any lien, security interest or encumbrance of any kind, except for Permitted Liens.
(c)   Maintain customary books and records relating to Borrower’s receivables and Collateral at the office as set forth in accordance with Section 10 below.
(d)   Duly pay and discharge all federal and all material state taxes, assessments, contributions and governmental charges upon or against it or its properties or assets prior to the date on which penalties attach thereto.
(e)    Cause to be maintained at the end of each of its fiscal quarters, Tangible Net Worth in an amount not less than $13,000,000 and Working Capital of not less than $3,500,000.
(f)   Advise Lender of the existence of any material commercial tort claims in favor of and asserted by Borrower, which advice shall be given to Lender in writing no later than ten (10) business days after Borrower asserts such a claim in its favor.
(g)   (i) Use commercially reasonable efforts (as determined by the board of directors of Borrower) to protect, defend and maintain the validity and enforceability of Borrower’s intellectual property; (ii) promptly advise Lender in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of Borrower’s or any of its Subsidiaries’ Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s or any of its Subsidiaries’ business to be abandoned, forfeited or dedicated to the public without Lender’s written consent.
7   NEGATIVE COVENANTS
Borrower shall not do any of the following without Lender’s prior written consent:
7.1   Changes in Name, etc.   Borrower shall not, without at least thirty (30) days prior written notice to Lender: (1) change its jurisdiction of organization, (2) change its organizational structure or type, (3) change its legal name, or (4) change any organizational number (if any) assigned by its jurisdiction of organization.
7.2   Use of Proceeds.   Use the proceeds of the Loan for any other purpose other than for the Proceeds Purposes.
7.3   Other Covenants.   Solely from and after the Termination Date, Borrower shall not:
(a)   Assign, pledge, transfer or in any way or encumber or subject to any security interest any assets, including intellectual property any other intangible property, to any person other than Lender except for Permitted Liens and sales of inventory in the ordinary course of business and dispositions of old or obsolete assets or assets no longer used or useable by Borrower.
(b)   (i) Make any loans or advances to officers, directors, shareholders or Affiliates; (ii) engage in any other transactions with Affiliates except on terms similar to those that would be in effect in transactions between unrelated parties (iii) incur or repay indebtedness for borrowed money (except indebtedness under the Existing Credit Agreement and indebtedness to CIT Technology Financing SRVC Inc. (“CIT”) to finance Borrower’s insurance premiums) or guaranty the obligations of Affiliates or other Persons; (iv) declare any dividends, redeem or repurchase any stock, or make any other distributions in respect of its stock; or (v) enter into any agreements to buy or sell goods on consignment terms.

(c)   (i) Conduct any business or engage in any transaction or dealing with any Blocked Person (as hereafter defined), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person; (ii) deal in, or otherwise engage in any transaction relating to any property or interests in property blocked pursuant to Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. Borrower shall deliver to Lender any certification or other evidence requested from time to time by Lender in its sole discretion, confirming Borrower’s compliance with this Section. Borrower is not in violation of any Anti-Terrorism Law and Borrower is not a Person (a “Blocked Person”) that (a) is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (b) is owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (c) any financial institution is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (d) commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; (e) is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or is affiliated or associated with a person or entity listed above; (f) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224. For purposes of this Section 7.3(c), (i) ”Anti-Terrorism Laws” shall mean any laws, regulations, rules, orders and directives relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Law administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing laws, regulations, rules, orders and directives may from time to time be amended, renewed, extended, or replaced); (ii) ”Executive Order No. 13224” shall mean Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced; and (iii) ”USA Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.
8   EVENTS OF DEFAULT
Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:
8.1   Payment Default.   Borrower fails to (a) make any payment of principal on the Loan when due, or (b) pay interest on the Loan or any other amount due under any Loan Document (other than an amount referred to in clause (a) of this Section 8.1), when and as the same becomes due and payable, and such default continues unremedied for a period of five (5) Business Days; or
8.2   Covenant Default.   Borrower fails to perform or observe any covenant or agreement contained in this Agreement or any other Loan Documents (other than as set forth in Section 8.1 above), and such default shall continue unremedied for a period of 30 days after the earlier of the date on which (x) any executive officer of the Borrower becomes actually aware of such failure or (y) written notice thereof shall have been given to the Borrower from Lender.
8.3   Insolvency.   (a) Borrower or any of its Subsidiaries is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is commenced against Borrower or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days;
8.4   Other Agreements.   There is, at any time after the occurrence of the Termination Date, prior to the termination of the Existing Credit Agreement, to the extent not cured, waived or forebeared within thirty (30) days after any default resulting (a) in a right by any third party or parties under the Existing Credit Agreement, whether or not exercised, to accelerate the maturity of any obligations under the Existing

Credit Agreement or (b) from the failure to repay any monetary obligations under the Existing Credit Agreement upon the maturity thereof;
8.5   Misrepresentations.   Borrower makes any representation or warranty, in this Agreement or any other Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made; provided that, to the extent such representation or warranty is capable of being cured, such default shall continue unremedied for a period of thirty (30) days’ notice after written notice thereof from the Lender to the Borrower;
8.6   Change in Control.   There occurs a Change in Control.
8.7   Other Defaults.   Solely from and after the Termination Date, any of the following events shall have occurred and have continued unremedied for a period of thirty (30) days (or such longer period as approved by Lender in its discretion):
(a)    Borrower shall fail to pay when due any indebtedness for borrowed money in an amount exceeding $500,000 beyond any applicable grace period;
(b)   One or more fines, penalties, attachments, levies, or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of more than $500,000 (not covered by independent third-party insurance) shall be rendered against Borrower by any Governmental Authority, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;
(c)   A material portion of any tangible Collateral for the Obligations is destroyed or lost or rendered valueless (unless subject to insurance coverage);
(d)   (x) Borrower shall default in the payment under the terms of any present or future lease (each a “Lease”) of any material premises now or hereafter leased by Borrower (“Material Leased Premises”) except for such payment defaults or breaches as are being disputed in good faith by appropriate proceedings and for which adequate reserves are maintained by Borrower in accordance with GAAP (a “Permitted Dispute”) or (y) Lender shall receive notice from any lessor of any Material Leased Premises that a payment default has occurred under any Lease for Material Leased Premises other than defaults that are subject to a Permitted Dispute; or
(e)   Any employee benefit plan of Borrower subject to the Employee Retirement Income Security Act is completely or partially involuntarily terminated or the Pension Benefit Guaranty Corporation commences proceedings for the purpose of effecting any such termination or an event or circumstance occurs which could result in any such termination and such would, in each case, have a material effect on the Borrower and its Subsidiaries taken as whole.
9   LENDER’S RIGHTS AND REMEDIES
9.1   Rights and Remedies.   Upon the occurrence and during the continuance of an Event of Default, Lender may, without notice or demand, do any or all of the following:
(a)   declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.3(b) or (c) occurs, all Obligations are immediately due and payable without any action by Lender);
(b)   stop advancing money or extending credit for Borrower’s benefit under this Agreement;
(c)    verify the amount of, demand payment of and performance under, and collect any accounts receivable and general intangibles (other than any intellectual property), settle or adjust disputes and claims directly with account debtors for amounts on terms and in any order that Lender considers advisable, and notify any Person owing Borrower money of Lender’s security interest in such funds;
(d)   make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Lender requests and make it available as Lender designates. Lender may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Lender a license to enter and occupy any of its premises, without charge, to exercise any of Lender’s rights or remedies;
(e)    ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Lender is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lender’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Lender’s benefit;
(f)    exercise all rights and remedies available to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).
9.2   Protective Payments.   If Borrower fails to obtain the insurance called for by Section 6.3 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Lender may obtain such insurance or make such payment, and all amounts so paid by Lender are Lender Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Lender will make reasonable efforts to provide Borrower with prior written notice of Lender obtaining such insurance. No payments by Lender are deemed an agreement to make similar payments in the future or Lender’s waiver of any Event of Default.
9.3   Application of Payments and Proceeds Upon Default.   Subject to the terms of the Intercreditor Agreement, if an Event of Default has occurred and is continuing, Lender shall have the right to apply in any order any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of accounts or other disposition of the Collateral, or otherwise, to the Obligations. Lender shall pay any surplus to Borrower or to other Persons legally entitled thereto; Borrower shall remain liable to Lender for any deficiency. If Lender, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Lender shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of cash therefor.
9.4   Lender’s Liability for Collateral.   So long as Lender complies with reasonable banking and business practices regarding the safekeeping of the Collateral in the possession or under the control of Lender, Lender shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.
9.5   No Waiver; Remedies Cumulative.   Lender’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Lender’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Lender has all rights and remedies provided under the Code, by law, or in equity. Lender’s exercise of one right or remedy is not an election and shall not preclude Lender from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Lender’s waiver of any Event of Default is not a continuing waiver. Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence.
9.6   Demand Waiver.   Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lender on which Borrower is liable.

10   NOTICES
All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Lender or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.
If to Borrower:
eMagin Corporation
700 South Drive, Suite 201
Hopewell Junction, NY 12533
Attn:
Email:

With a copy to:
White & Case LLP
1221 Avenue of the Americas
New York, New York 10020
Attn: John Reiss; Ross Sturman
Email: jreiss@whitecase.com; ross.sturman@whitecase.com
If to Lender:
Emerald Intermediate, Inc.
c/o Samsung Display Co., Ltd.
1 Samsung-Ro, Giheung-Gu
Yong-In City, Gyeonggi-Do, Korea 17113
Attn:
Email:

With a copy to:
O’Melveny & Myers LLP
23/F Meritz Tower
382 Gangnam-daero
Gangnam-gu, Seoul, Korea 06232
Attention: Daniel Kim
Email: dkim@omm.com
and
O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
Attention: Brad Finkelstein; Noah Kornblith
Email: bfinkelstein@omm.com; nkornblith@omm.com
11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER
Except as otherwise expressly provided in any of the Loan Documents, New York law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Lender each submit to the exclusive jurisdiction of exclusively in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the

Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Lender. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.
This Section 11 shall survive the termination of this Agreement.
12   GENERAL PROVISIONS
12.1    Termination Prior to Maturity Date; Survival.   All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.
12.2   Successors and Assigns.   This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Lender’s prior written consent (which may be granted or withheld in Lender’s sole discretion). Lender may not without the consent of Borrower (which may be granted or withheld in Borrower’s sole discretion), sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Lender’s obligations, rights, and benefits under this Agreement and the other Loan Documents; provided that no such consent shall be required to sell, transfer, assign, negotiate or grant a participation to an affiliate of Lender.
12.3   Confidentiality.   In handling any confidential information, Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Lender’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Lender, collectively, “Lender Entities”); (b) as required by law, regulation, subpoena, legal process, or other order; (d) to Lender’s regulators or as otherwise required or requested in connection with Lender’s examination or audit; (e) as Lender considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Lender so long as such service providers have executed a confidentiality agreement with Lender with terms no less restrictive than those contained herein or are otherwise subject to professional obligations of confidentiality. Confidential information does not include information that is either: (i) in the public domain or in Lender’s possession when disclosed to Lender (unless subject to another confidentiality agreement with the Borrower), or becomes part of the public domain (other than as a result of its disclosure by Lender in violation of this Agreement) after disclosure to Lender; or (ii) disclosed to Lender by a third party, if Lender does not know that the third party is prohibited from disclosing the information. Lender acknowledges that it is aware that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities
12.4    Indemnification.   Borrower agrees to indemnify, defend and hold Lender and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Lender (each, an

“Indemnified Person”) harmless against all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents, except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct. This Section 12.4 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.
12.5   Severability of Provisions.   Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.
12.6   Amendments in Writing; Waiver; Integration.   No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.
12.7   Counterparts.   This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.
12.8   Electronic Execution of Documents.   The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.
12.9   Captions.   The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
12.10   Construction of Agreement.   The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.
12.11   Relationship.   The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.
12.12   Third Parties.   Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.
12.13   Intercreditor Agreement.   Nothing in this Agreement to the contrary, (a) Lender agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (b) in the event of any conflict or inconsistent between the provisions of the Intercreditor Agreement and this Agreement, the provisions of the Intercreditor Agreement shall control in all respects.
12.14   Lender/Parent Covenants.
(a)    Lender shall establish a bank account referred to in Section 4.1.1(f) above within the United States as soon as reasonably practicable (but in any event within thirty (30) days of the Effective Date).

(b)   Upon the request of the Borrower, if the Existing Credit Agreement is refinanced or replaced pursuant to the definition of “Existing Credit Agreement” (any such refinancing or replacement, a “New Facility”), Lender shall execute and deliver an intercreditor agreement or subordination agreement, as applicable and substantially in the same form as the Intercreditor Agreement (or as otherwise reasonably acceptable to Lender), with Borrower and the applicable agent, debt representative and/or lender(s) with respect to such New Facility.
(c)    Parent agrees to send to Lender in immediately available funds: (i) no less than the amount of the First Advance within five (5) Business Days after Lender has established the bank account referred to in Section 4.1.1(f), (ii) no less than the amount of the Second Advance at least one (1) Business Day prior to the two-month anniversary of the Effective Date, and (iii) no less than the amount of the Third Advance at least one (1) Business Day prior to the earlier of (x) five-month anniversary of the date of the Second Advance and (y) the seventh-month anniversary of the Effective Date.
13   DEFINITIONS
13.1   Definitions.   As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:
“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.
“Agreement” is defined in the preamble hereof.
“Applicable Rate” means the rate per annum equal to the Prime Rate.
“Bankruptcy and Equity Exception” is defined in the Merger Agreement.
“Bankruptcy Code” is Title 11 of the United States Code entitled “Bankruptcy”.
“Blocked Person” is defined in Section 7.3(c).
“Borrower” is defined in the preamble hereof.
“Business Day” is any day that is not a Saturday, Sunday or a day on which Lender is closed.
“Change in Control” means at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than any shareholder of the Borrower on the date hereof), shall become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis) other than by the sale of Borrower’s equity securities in a public offering (or a “PIPE” or similar transaction to unaffiliated third-parties); provided, however, that the consummation of the transactions under the Merger Agreement shall not constitute a Change in Control.
“CIT” is defined in Section 7.3(b).
“Claims” is defined in Section 12.4.
“Closing” is defined in the Merger Agreement.
“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.
“Collateral” is “Collateral” as defined in the Existing Credit Agreement as of the date hereof; provided, however, that Collateral shall not include intellectual property.
“Company Material Adverse Effect” has the meaning assigned to such term in the Merger Agreement solely with respect to clause (b) therein.
“Current Assets” shall mean, at a particular date, all amounts which would, in conformity with GAAP, be included under current assets on a balance sheet of Borrower, as at such date, including but not limited to (i) cash and cash equivalents, (ii) accounts, (iii) inventory; and (iv) prepaid current assets of Borrower provided however, that such amounts shall not include any amounts for any indebtedness owing by any Affiliate to Borrower.
“Current Liabilities” shall mean, at a particular date, all amounts which would, in conformity with GAAP, be included under current liabilities on a balance sheet of Borrower, as at such date, but in any event including, without duplications, the amounts of (a) all indebtedness payable on demand, or at the option of the person or entity to whom such indebtedness is owed, not more than twelve (12) months after such date, (b) any payments in respect of any indebtedness (whether installment, serial maturity, sinking fund payment or otherwise) required to be made not more than twelve (12) months after such date, (c) all reserves in respect of liabilities or indebtedness payable on demand or, at the option of the person or entity to whom such indebtedness is owed, not more than twelve (12) months after such date, the validity which is not contested to such date, and (d) all accruals for federal or other taxes measured by income payable within twelve (12) months of such date.
“Default Rate” is defined in Section 2.3(b).
“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.
“Effective Date” is defined in the preamble hereof.
“Event of Default” is defined in Section 8.
“Exchange Act” is defined in the definition of “Change in Control”.
“Existing Credit Agreement” is that certain Financing Agreement dated as of December 29, 2016, between Borrower, as borrower, and Rosenthal & Rosenthal, Inc., as lender, as of the date hereof, and any refinancing, refunding, extension, renewal, or replacement as of the date of such refinancing, refunding, extension, renewal, or replacement, so long as such refinancing, refunding, extension, renewal, or replacement is entered into on an arm’s length basis with any bank, financial institution or other party in the business of making commercial loans who is not an Affiliate of Borrower.
“First Advance” is defined in Section 2.2(a).
“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.
“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.
“Indemnified Person” is defined in Section 12.4.

“Insolvency Proceeding” is any proceeding by or against any Person under the Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.
“Intercreditor Agreement” means that certain Letter Agreement Re: eMagin Corporation, dated as of the Effective Date, by and among Rosenthal & Rosenthal, Inc., Lender and Borrower, as amended, restated, supplemented or otherwise modified from time to time, which shall be substantially in the form attached hereto as Exhibit 2.
“Lease” is defined in Section 8.7(d).
“Lender” is defined in the preamble hereof.
“Lender Entities” is defined in Section 12.3.
“Lender Expenses” are all reasonable and documented out-of-pocket fees and expenses (including attorneys’ fees and expenses) for enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings).
“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.
“Loan” is defined in Section 2.2(a).
“Loan Documents” are, collectively, this Agreement, the Intercreditor Agreement, and any schedules, exhibits, certificates, notices, and any other documents related to any of the foregoing, any subordination agreement, any note, or notes or guaranties executed by Borrower or any other Person, any collateral documents granting or perfecting a Lien in favor of Lender to secure the Obligations and any other present or future agreement by Borrower with or for the benefit of Lender in connection with this Agreement, all as amended, restated, or otherwise modified.
“Material Adverse Effect” shall mean a fact, occurrence, act or omission pending or applying to the Borrower, any subsidiary of Borrower or any of their assets, or which in the opinion of Lender, if adversely determined, could have a material adverse effect on (i) the business, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, (ii) Borrower’s ability to perform its obligations under this Agreement or any loan document to which it is a party, (iii) the ability of Lender to enforce the Obligations, or (iv) the value of the Collateral taken as a whole.
“Material Leased Premises” is defined in Section 8.7(d).
“Maturity Date” is the date that is the earlier of (i) five (5) years after the Termination Date and (ii) five (5) years after the Outside Date (as defined in the Merger Agreement)].
“Maximum Rate” is defined in Section 2.3(d).
“Merger Agreement” is that certain Agreement and Plan of Merger dated as of May 17, 2023, by and among Samsung Display Co., Ltd., Lender, Emerald Merger Sub, Inc., and Borrower, as amended or modified from time to time.
“New Facility” is defined in Section 12.14(b).
“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Lender Expenses, and other amounts Borrower owes Lender now or later, whether under this Agreement, the other Loan Documents, or otherwise, and including interest accruing after Insolvency Proceedings begin, and to perform Borrower’s duties under the Loan Documents.
“Parent” is defined in the preamble hereof.
“Permitted Dispute” is defined in Section 8.7(d).
“Permitted Liens” are:
(a)   the security interests and liens of Lender;

(b)   liens securing the payment of taxes, assessments or other governmental charges or levies either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower, or Guarantor or Subsidiary, as the case may be and with respect to which adequate reserves have been set aside on its books;
(c)   non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of such Borrower’s or Guarantor’s business to the extent: (i) such liens secure indebtedness which is not overdue or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or Guarantor, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;
(d)   zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of such Borrower as presently conducted thereon or materially impair the value of the real property which may be subject thereto;
(e)   purchase money security interests in machinery and equipment (including capital leases where the landlord has signed a subordination agreement/waiver acceptable to Lender);
(f)   pledges and deposits of cash by any Borrower after the date hereof in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security benefits consistent with the current practices of such Borrower as of the date hereof;
(g)   pledges and deposits of cash by Borrower after the date hereof to secure the performance of tenders, bids, leases, trade contracts (other than for the repayment of indebtedness), statutory obligations and other similar obligations in each case in the ordinary course of business consistent with the current practices of Borrower as of the date hereof; provided, that, in connection with any performance bonds issued by a surety or other person, the issuer of such bond shall have waived in writing any rights in or to, or other interest in, any of the Collateral in an agreement, in form and substance satisfactory to Lender;
(h)   liens arising from (i) operating leases and the precautionary UCC financing statement filings (satisfactory to Lender) in respect thereof and (ii) equipment or other materials which are not owned by Borrower located on the premises of the Borrower (but not in connection with, or as part of, the financing thereof) from time to time in the ordinary course of business and consistent with current practices of the Borrower and the precautionary UCC financing statement filings (satisfactory to Lender) in respect thereof;
(i)   judgments and other similar liens arising in connection with court proceedings that do not constitute an Event of Default, provided, that, (i) such liens are being contested in good faith and by appropriate proceedings diligently pursued, (ii) adequate reserves or other appropriate provision, if any, as are required by GAAP have been made therefor, and (iii) a stay of enforcement of any such liens is in effect;
(j)   liens on proceeds of insurance in favor of CIT securing payment of the Borrower’s premiums for insurance; and
(k)   the Liens securing the obligations under the Existing Credit Agreement.
“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.
“Prime Rate” is the prime rate as published in the Wall Street Journal (or if not, available, such other source reasonably selected by Lender); provided, however, that in no event shall the Prime Rate be less than 0.0%.
“Proceeds Purpose” is defined in Section 5.3.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Second Advance” is defined in Section 2.2(a).
“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.
“Tangible Net Worth” is, at a particular date (a) the aggregate amount of all assets of Borrower as may be properly classified as such in accordance with GAAP consistently applied excluding such other assets as are properly classified as intangible assets under GAAP, less (b) the aggregate amount of all liabilities of Borrower (excluding (i) subordinated liabilities to Lender, (ii) the Obligations, and (iii) the obligations under the Existing Credit Agreement) determined in accordance with GAAP.
“Termination Date” is the date on which the Merger Agreement is terminated pursuant to Article VIII thereof.
“Third Advance” is defined in Section 2.2(a).
“Working Capital” shall mean the excess, if any, of Current Assets less Current Liabilities.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.
BORROWER:
EMAGIN CORPORATION
By:
/s/ Andrew G. Sculley

Name:
Andrew G. Sculley

Title:
Chief Executive Officer

LENDER:
EMERALD INTERMEDIATE, INC.
By:
/s/ Seo Young Son

Name:
Seo Young Son

Title:
President and Chief Executive Officer

PARENT:
SAMSUNG DISPLAY CO., LTD.
By:
/s/ Kwonyoung Choi

Name:
Kwonyoung Choi

Title:
Executive Vice President and Chief Strategy Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail eMAGIN CORPORATION As a shareholder of eMagin Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on August 30, 2023. INTERNET/MOBILE – www.cstproxyvote.com Use the internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. During the Meeting: Go to https://www.cstproxy.com/emagin/sm2023 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. Please mark X your votes like this 1. Proposal to adopt the Agreement and Plan of Merger, dated as of May 17, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among eMagin Corporation (the “Company”), Samsung Display Co., Ltd., a Korean corporation (“Parent”), Emerald Intermediate, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and Emerald Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Silk USA (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation of the merger as a wholly owned subsidiary of Parent (the “Merger”). 3. Proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. FOR AGAINST ABSTAIN 2. Proposal to approve, on a non-binding, FOR AGAINST ABSTAIN advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger. CONTROL NUMBER Signature Signature, if held jointly Date , 2023 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 31, 2023 PROXY The proxy statement is available at https://www.cstproxy.com/emagin/sm2023 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS eMAGIN CORPORATION PROXY FOR SPECIAL MEETING TO BE HELD ON AUGUST 31, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder hereby appoints Andrew G. Sculley and Mark A. Koch or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of the common stock and Series B Convertible Preferred Stock of eMagin Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Virtual Special Meeting of Stockholders, via the internet at https://www.cstproxy.com/emagin/sm2023 on Thursday, August 31, 2023 at 9:00 am, Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof. In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the Board of Directors recommendation. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (IMPORTANT - This Proxy must be signed and dated on the reverse side.)